UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022—September 30, 2023

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2023
Vanguard Short-Term Inflation-Protected Securities Index Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, the returns for Vanguard Short-Term Inflation-Protected Securities Index Fund ranged from 3.20% for Investor Shares to 3.31% for Institutional Shares. The fund’s benchmark, which incurs no expenses, returned 3.24%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	Core inflation in the U.S., which excludes volatile food and energy prices, fell to an annual rate of 4.3% in August 2023.
•	Over the medium term, the market is expecting even more muted inflation. The 5-year break-even inflation rate—which implies the markets’ expectation for the annualized rate of inflation over the coming five years—finished the period at 2.22%.
•	The broad TIPS market, as measured by the Bloomberg U.S. Treasury Inflation Protected Securities Index, returned 1.25% for the 12 months.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$997.30	$0.70
ETF Shares	1,000.00	997.70	0.20
Admiral™ Shares	1,000.00	997.70	0.30
Institutional Shares	1,000.00	997.40	0.20
Based on Hypothetical 5% Yearly Return
Short-Term Inflation-Protected Securities Index Fund
Investor Shares	$1,000.00	$1,024.37	$0.71
ETF Shares	1,000.00	1,024.87	0.20
Admiral Shares	1,000.00	1,024.77	0.30
Institutional Shares	1,000.00	1,024.87	0.20
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.14% for Investor Shares, 0.04% for ETF Shares, 0.06% for Admiral Shares and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Short-Term Inflation-Protected Securities Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Investor Shares	3.20%	2.67%	1.56%	$11,671
Bloomberg U.S. 0-5 Year Treasury Inflation Protected Securities Index	3.24	2.80	1.71	11,842
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	11,185

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	3.28%	2.76%	1.65%	$11,777
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price Value	3.30	2.76	1.64	11,765
Bloomberg U.S. 0-5 Year Treasury Inflation Protected Securities Index	3.24	2.80	1.71	11,842
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	11,185

See Financial Highlights for dividend and capital gains information.
4

Short-Term Inflation-Protected Securities Index Fund
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Short-Term Inflation-Protected Securities Index Fund Admiral Shares	3.29%	2.76%	1.64%	$11,771
Bloomberg U.S. 0-5 Year Treasury Inflation Protected Securities Index	3.24	2.80	1.71	11,842
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	11,185

	One Year	Five Years	Ten Years	Final Value of a $5,000,000 Investment
Short-Term Inflation-Protected Securities Index Fund Institutional Shares	3.31%	2.77%	1.67%	$5,899,043
Bloomberg U.S. 0-5 Year Treasury Inflation Protected Securities Index	3.24	2.80	1.71	5,921,156
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	5,592,679
Cumulative Returns of ETF Shares: September 30, 2013, Through September 30, 2023
	One Year	Five Years	Ten Years
Short-Term Inflation-Protected Securities Index Fund ETF Shares Market Price	3.30%	14.58%	17.65%
Short-Term Inflation-Protected Securities Index Fund ETF Shares Net Asset Value	3.28	14.60	17.77
Bloomberg U.S. 0-5 Year Treasury Inflation-Protected Securities Index	3.24	14.79	18.42
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

Short-Term Inflation-Protected Securities Index Fund
Distribution by Stated Maturity
As of September 30, 2023
Under 1 Year	14.9%
1 - 2 Years	22.3
2 - 3 Years	19.3
3 - 4 Years	20.5
4 - 5 Years	23.0
The table reflects the fund’s investments, except for short-term investments.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Short-Term Inflation-Protected Securities Index Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (99.6%)
U.S. Government Securities (99.6%)
United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	3,194,192	3,162,749
United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	1,791,667	1,760,033
United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	2,899,873	2,832,814
United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	2,586,849	2,506,818
United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	2,651,998	2,550,891
United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	1,806,015	1,784,286
United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	2,119,899	2,022,516
United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	2,908,466	2,783,947
United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	2,579,187	2,443,780
United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	2,453,503	2,332,362
United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	1,169,951	1,146,735
United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	1,990,240	1,859,319
United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	2,440,905	2,281,101
United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	2,755,978	2,562,199
United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	2,273,338	2,114,559
United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	1,132,615	1,123,767
United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	2,815,393	2,584,003
United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	2,506,021	2,323,159
United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	2,823,632	2,740,688
United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	2,559,191	2,358,454
United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	1,063,303	1,032,733
United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	2,789,400	2,651,674
United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	1,084,287	1,138,671
United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	2,227,768	2,072,868
Total U.S. Government and Agency Obligations (Cost $55,527,394)				52,170,126
7

Short-Term Inflation-Protected Securities Index Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1]	Vanguard Market Liquidity Fund (Cost $5,446)	5.391%	54,473	5,446
Total Investments (99.6%) (Cost $55,532,840)				52,175,572
Other Assets and Liabilities—Net (0.4%)				229,071
Net Assets (100%)				52,404,643
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
8

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $55,527,394)	52,170,126
Affiliated Issuers (Cost $5,446)	5,446
Total Investments in Securities	52,175,572
Investment in Vanguard	1,772
Cash	195
Receivables for Investment Securities Sold	46,061
Receivables for Accrued Income	114,617
Receivables for Capital Shares Issued	112,750
Total Assets	52,450,967
Liabilities
Payables for Investment Securities Purchased	41
Payables for Capital Shares Redeemed	35,840
Payables for Distributions	9,416
Payables to Vanguard	1,027
Total Liabilities	46,324
Net Assets	52,404,643
9

Short-Term Inflation-Protected Securities Index Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	56,077,113
Total Distributable Earnings (Loss)	(3,672,470)
Net Assets	52,404,643

Investor Shares—Net Assets
Applicable to 209,156 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,917
Net Asset Value Per Share—Investor Shares	$23.51

ETF Shares—Net Assets
Applicable to 291,680,754 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,782,531
Net Asset Value Per Share—ETF Shares	$47.25

Admiral Shares—Net Assets
Applicable to 839,844,366 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,767,209
Net Asset Value Per Share—Admiral Shares	$23.54

Institutional Shares—Net Assets
Applicable to 800,303,367 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	18,849,986
Net Asset Value Per Share—Institutional Shares	$23.55

See accompanying Notes, which are an integral part of the Financial Statements.
10

Short-Term Inflation-Protected Securities Index Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	1,393,922
Total Income	1,393,922
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,462
Management and Administrative—Investor Shares	1
Management and Administrative—ETF Shares	4,259
Management and Administrative—Admiral Shares	9,952
Management and Administrative—Institutional Shares	6,059
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—ETF Shares	865
Marketing and Distribution—Admiral Shares	1,108
Marketing and Distribution—Institutional Shares	672
Custodian Fees	211
Auditing Fees	53
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—ETF Shares	632
Shareholders’ Reports—Admiral Shares	186
Shareholders’ Reports—Institutional Shares	6
Trustees’ Fees and Expenses	30
Other Expenses	69
Total Expenses	25,565
Expenses Paid Indirectly	(27)
Net Expenses	25,538
Net Investment Income	1,368,384
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(632,746)
Futures Contracts	8,881
Realized Net Gain (Loss)	(623,865)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[1]	1,022,149
Net Increase (Decrease) in Net Assets Resulting from Operations	1,766,668
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $17,579,000, ($594,000), $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($214,896,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
11

Short-Term Inflation-Protected Securities Index Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,368,384	4,119,797
Realized Net Gain (Loss)	(623,865)	(189,070)
Change in Unrealized Appreciation (Depreciation)	1,022,149	(5,743,140)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,766,668	(1,812,413)
Distributions
Investor Shares	(305)	(141,339)
ETF Shares	(863,192)	(1,128,660)
Admiral Shares	(769,352)	(1,184,530)
Institutional Shares	(691,589)	(1,036,198)
Total Distributions	(2,324,438)	(3,490,727)
Capital Share Transactions
Investor Shares	(4,128)	(7,644,982)
ETF Shares	(5,086,212)	3,770,726
Admiral Shares	(923,289)	8,726,253
Institutional Shares	2,105,645	2,176,783
Net Increase (Decrease) from Capital Share Transactions	(3,907,984)	7,028,780
Total Increase (Decrease)	(4,465,754)	1,725,640
Net Assets
Beginning of Period	56,870,397	55,144,757
End of Period	52,404,643	56,870,397

See accompanying Notes, which are an integral part of the Financial Statements.
12

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.66	$25.90	$25.41	$24.57	$24.23
Investment Operations
Net Investment Income[1]	.561	.991	1.099	.272	.483
Net Realized and Unrealized Gain (Loss) on Investments	.186	(1.734)	.258	.862	.324
Total from Investment Operations	.747	(.743)	1.357	1.134	.807
Distributions
Dividends from Net Investment Income	(.897)	(1.497)	(.867)	(.294)	(.467)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.897)	(1.497)	(.867)	(.294)	(.467)
Net Asset Value, End of Period	$23.51	$23.66	$25.90	$25.41	$24.57
Total Return[2]	3.20%	-3.01%	5.38%	4.64%	3.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5	$9	$7,825	$8,063	$7,014
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.14%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.36%	3.83%	4.25%	1.09%	1.98%
Portfolio Turnover Rate[4]	28%	26%	19%	37%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
13

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$48.12	$52.56	$50.99	$49.03	$48.34
Investment Operations
Net Investment Income[1]	1.165	3.544	2.562	.634	1.003
Net Realized and Unrealized Gain (Loss) on Investments	.364	(4.980)	.195	1.677	.652
Total from Investment Operations	1.529	(1.436)	2.757	2.311	1.655
Distributions
Dividends from Net Investment Income	(2.399)	(3.004)	(1.187)	(.351)	(.965)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.399)	(3.004)	(1.187)	(.351)	(.965)
Net Asset Value, End of Period	$47.25	$48.12	$52.56	$50.99	$49.03
Total Return	3.28%	-2.92%	5.48%	4.74%	3.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,783	$19,191	$17,203	$9,217	$6,884
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.46%	6.98%	4.95%	1.27%	2.07%
Portfolio Turnover Rate[3]	28%	26%	19%	37%	26%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.69	$25.93	$25.44	$24.60	$24.25
Investment Operations
Net Investment Income[1]	.606	1.843	1.257	.294	.500
Net Realized and Unrealized Gain (Loss) on Investments	.161	(2.565)	.123	.860	.332
Total from Investment Operations	.767	(.722)	1.380	1.154	.832
Distributions
Dividends from Net Investment Income	(.917)	(1.518)	(.890)	(.314)	(.482)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.917)	(1.518)	(.890)	(.314)	(.482)
Net Asset Value, End of Period	$23.54	$23.69	$25.93	$25.44	$24.60
Total Return[2]	3.29%	-2.92%	5.47%	4.72%	3.46%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,767	$20,803	$13,879	$8,541	$7,333
Ratio of Total Expenses to Average Net Assets	0.06%[3]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	2.55%	7.25%	4.84%	1.18%	2.06%
Portfolio Turnover Rate[4]	28%	26%	19%	37%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Short-Term Inflation-Protected Securities Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.70	$25.95	$25.46	$24.62	$24.27
Investment Operations
Net Investment Income[1]	.623	1.760	1.219	.306	.517
Net Realized and Unrealized Gain (Loss) on Investments	.149	(2.487)	.166	.853	.319
Total from Investment Operations	.772	(.727)	1.385	1.159	.836
Distributions
Dividends from Net Investment Income	(.922)	(1.523)	(.895)	(.319)	(.486)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.922)	(1.523)	(.895)	(.319)	(.486)
Net Asset Value, End of Period	$23.55	$23.70	$25.95	$25.46	$24.62
Total Return	3.31%	-2.94%	5.49%	4.73%	3.48%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,850	$16,867	$16,238	$11,880	$9,967
Ratio of Total Expenses to Average Net Assets	0.04%[2]	0.04%	0.04%	0.04%	0.04%
Ratio of Net Investment Income to Average Net Assets	2.62%	6.90%	4.69%	1.22%	2.08%
Portfolio Turnover Rate[3]	28%	26%	19%	37%	26%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.04%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Short-Term Inflation-Protected Securities Index Fund
Notes to Financial Statements
Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2023.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
17

Short-Term Inflation-Protected Securities Index Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of
18

Short-Term Inflation-Protected Securities Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $1,772,000, representing less than 0.01% of the fund’s net assets and 0.71% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $27,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	52,170,126	—	52,170,126
Temporary Cash Investments	5,446	—	—	5,446
Total	5,446	52,170,126	—	52,175,572
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
19

Short-Term Inflation-Protected Securities Index Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(230,679)
Total Distributable Earnings (Loss)	230,679
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the timing of payables for distributions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	484,162
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(3,405,845)
Capital Loss Carryforwards	(741,371)
Qualified Late-Year Losses	—
Other Temporary Differences	(9,416)
Total	(3,672,470)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	2,324,438	3,490,727
Long-Term Capital Gains	—	—
Total	2,324,438	3,490,727
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	55,581,417
Gross Unrealized Appreciation	3,087
Gross Unrealized Depreciation	(3,408,932)
Net Unrealized Appreciation (Depreciation)	(3,405,845)
20

Short-Term Inflation-Protected Securities Index Fund
F.	During the year ended September 30, 2023, the fund purchased $16,675,264,000 of investment securities and sold $22,108,312,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,704,732,000 and $6,593,276,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
G.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	2,557	108	587,462	22,993
Issued in Lieu of Cash Distributions	305	13	141,339	5,515
Redeemed	(6,990)	(296)	(8,373,783)	(330,254)
Net Increase (Decrease)—Investor Shares	(4,128)	(175)	(7,644,982)	(301,746)
ETF Shares
Issued	2,054,940	43,399	8,166,361	159,299
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,141,152)	(150,575)	(4,395,635)	(87,750)
Net Increase (Decrease)—ETF Shares	(5,086,212)	(107,176)	3,770,726	71,549
Admiral Shares
Issued	3,322,090	139,776	14,127,730	554,605
Issued in Lieu of Cash Distributions	717,371	30,531	1,083,648	43,847
Redeemed	(4,962,750)	(208,688)	(6,485,125)	(255,425)
Net Increase (Decrease)—Admiral Shares	(923,289)	(38,381)	8,726,253	343,027
Institutional Shares
Issued	3,394,283	142,651	4,544,360	178,115
Issued in Lieu of Cash Distributions	686,960	29,211	1,022,519	41,224
Redeemed	(1,975,598)	(83,115)	(3,390,096)	(133,497)
Net Increase (Decrease)—Institutional Shares	2,105,645	88,747	2,176,783	85,842
H.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such
21

Short-Term Inflation-Protected Securities Index Fund
payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Short-Term Inflation-Protected Securities Index Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
The fund hereby designates $1,354,911,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 58.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 100.0%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
24

"Bloomberg®" and Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Short-Term Inflation-Protected Securities Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Short-Term Inflation-Protected Securities Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Short-Term Inflation-Protected Securities Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Short-Term Inflation-Protected Securities Index Fund into consideration in determining, composing or calculating the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Short-Term Inflation-Protected Securities Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Short-Term Inflation-Protected Securities Index Fund customers, in connection with the administration, marketing or trading of the Short-Term Inflation-Protected Securities Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE SHORT-TERM INFLATION-PROTECTED SECURITIES INDEX FUND OR BLOOMBERG U.S. TREASURY INFLATION-PROTECTED SECURITIES (TIPS) 0–5 YEAR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
25

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q19670 112023

Annual Report  |  September 30, 2023
Vanguard Core Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Core Bond Fund returned 1.07% for Investor Shares and 1.11% for Admiral Shares. Those results bested the 0.78% return of the fund’s benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	Over the period, the yield of the bellwether 10-year U.S. Treasury note climbed from 3.83% to 4.57%.
•	The fund outperformed primarily by maintaining a larger allocation to credit, including a small allocation to lower-quality bonds. Credit had a strong year, supported by the resilience in overall economic growth. Fund performance also continued to benefit from the team’s focus on security selection, with selection within emerging market bonds being the biggest driver this year. The fund’s mortgage-backed securities holdings slightly outperformed the benchmark’s, while a small overweight to duration was a net drag.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
Vanguard Core Bond Fund returned 1.07% for Investor Shares and 1.11% for Admiral Shares for the 12 months ended September 30, 2023. Those results outpaced the 0.78% of its benchmark, the Bloomberg U.S. Aggregate Float Adjusted Index.
The fund also outpaced the average return of its peers, which was 0.91%.
With interest rates rising significantly, the 30-day SEC yield for Investor Shares ended the 12 months at 4.99%, up from 4.14% a year earlier. The 30-day yield for Admiral Shares climbed to 5.09%, up from 4.24%.
The investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a recession were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to broaden to other categories, notably the services sector, which felt the effects of tight labor markets.
Central banks including the U.S. Federal Reserve, the European Central Bank, and the Bank of England reacted to the prospect of inflation remaining stubbornly high by aggressively hiking interest rates even as their actions fanned fears of a global recession down the road.
Although progress was slow, signs of inflation moderating toward the end of the period led several major central banks to slow the pace of their interest rate hikes or even hit the pause button.
Over the 12 months, government bond yields rose across the maturity spectrum in major markets, leading to price declines and negative total returns for the 12 months. Central bank action and some stress in March in the banking sector drove short-term rates higher in the first part of the period, while longer-term rates climbed more starting in July as the market began to anticipate that resilient growth and sticky inflation would lead the Fed to keep rates higher for an extended period.
The yield of the bellwether 10-year U.S. Treasury note rose 74 basis points to end the period at 4.57%. (A basis point is one-hundredth of a percentage point.)

Yields of U.S. Treasury (Real Yields)
Maturity	September 30, 2022	September 30, 2023
2 Years	4.28%	5.04%
5 Years	4.09	4.61
10 Years	3.83	4.57
30 Years	3.78	4.70
Source: Vanguard.
2

Longer-term U.S. Treasury yields finished up even more, with the 30-year yield rising 92 basis points to 4.70%.
Corporate bonds fared better. From a credit perspective, the economy holding up fairly well created a relatively stable environment. Credit spreads widened in late 2022 amid concerns about rising U.S. Treasury yields sparking a recession and liquidity pressures on U.K. pension funds, and then again in March 2023 related to banking sector troubles, but they traded in a fairly tight range for much of the rest of the 12 months.
From a rates perspective, yields rising to levels not seen in 15 years helped bolster investor demand for corporate bonds. And supply was relatively light, especially for longer-term bonds, as companies generally tried to avoid locking in higher funding costs.
Management of the fund
Because we expected the economy to prove more resilient to interest rate hikes than the market was anticipating, we had an overweight to credit sectors. That tilt, expressed partially through a larger-than-benchmark allocation to lower-quality debt, was the primary driver of the fund’s outperformance for the 12-month period.
Security selection also drove performance, led by issuer selection in emerging-market debt.
Mortgage-backed securities (MBS) have gone through a challenging period, with the Fed and banks stepping away as buyers. Our overweight to MBS with higher coupons in the latter half of the period, however, generated modest excess returns.
U.S. duration positioning, on the other hand, was a hindrance because of the fund’s small long-duration bias during this period. Losses in U.S. duration were offset by positioning in global and emerging markets rates. Short positions in Japanese bond futures and long positions (currency-hedged) in Mexican bonos also contributed to performance.
Outlook
While some market participants are counting on a Goldilocks scenario where inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. There’s the risk that wage gains could contribute to inflation remaining sticky and above target. More pain is likely to be felt as higher oil prices work their way through the economy. Consumers have been spending down the savings they accumulated during the pandemic. And the need to finance large government deficits will put pressure on yields.
Since we see the market underpricing near-term recession risks, as well as risks to corporate bonds from persistently higher rates, we have reduced our overweight to credit in the fund by taking profit on some down-in-quality trades. We also remain defensive on riskier sectors such as commercial mortgage-backed securities.
3

We have started to put on a long structural duration trade for the first time in a while, as current interest rate levels offer long-term value, and have used the yield curve inversion as an opportunity to put on yield steepeners. Both the steepener positioning and longer duration can help protect the portfolio in the event of an economic downturn.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Brian W. Quigley, CFA,
Portfolio Manager
Arvind Narayanan, CFA,
Principal and
Senior Portfolio Manager
Daniel Shaykevich,
Principal and
Senior Portfolio Manager
Vanguard Fixed Income Group
October 5, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Core Bond Fund
Investor Shares	$1,000.00	$963.30	$0.98
Admiral™ Shares	1,000.00	963.20	0.49
Based on Hypothetical 5% Yearly Return
Core Bond Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.57	0.51
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Core Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 28, 2016, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $10,000 Investment
Core Bond Fund Investor Shares	1.07%	0.59%	0.69%	$10,530
Bloomberg U.S. Aggregate Float Adjusted Index	0.78	0.18	0.39	10,299
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/28/2016)	Final Value of a $50,000 Investment
Core Bond Fund Admiral Shares	1.11%	0.70%	0.80%	$53,092
Bloomberg U.S. Aggregate Float Adjusted Index	0.78	0.18	0.39	51,493
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Core Bond Fund
Fund Allocation
As of September 30, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	4.9%
Corporate Bonds	35.0
Floating Rate Loan Interests	0.1
Sovereign Bonds	4.5
Taxable Municipal Bonds	0.0
U.S. Government and Agency Obligations	55.5
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Core Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (57.6%)
U.S. Government Securities (36.4%)
[1]	United States Treasury Note/Bond	4.500%	11/30/24	80,000	79,175
[1]	United States Treasury Note/Bond	1.000%	12/15/24	169,277	160,707
	United States Treasury Note/Bond	1.500%	2/15/25	17,871	16,972
	United States Treasury Note/Bond	4.625%	2/28/25	9,385	9,298
	United States Treasury Note/Bond	2.125%	5/15/25	15,957	15,194
[1]	United States Treasury Note/Bond	2.875%	6/15/25	95,000	91,437
	United States Treasury Note/Bond	3.125%	8/15/25	34,100	32,896
	United States Treasury Note/Bond	4.250%	10/15/25	40,650	40,008
	United States Treasury Note/Bond	0.375%	11/30/25	19,800	17,934
[1]	United States Treasury Note/Bond	0.500%	2/28/26	120,200	108,199
	United States Treasury Note/Bond	0.750%	3/31/26	18,000	16,273
	United States Treasury Note/Bond	2.250%	3/31/26	48,000	45,037
	United States Treasury Note/Bond	3.750%	4/15/26	123,564	120,166
	United States Treasury Note/Bond	0.750%	4/30/26	80,000	72,062
[2]	United States Treasury Note/Bond	3.625%	5/15/26	214,892	208,312
	United States Treasury Note/Bond	0.750%	5/31/26	2,606	2,340
[1]	United States Treasury Note/Bond	2.125%	5/31/26	50,000	46,594
	United States Treasury Note/Bond	4.500%	7/15/26	31,250	30,962
	United States Treasury Note/Bond	1.875%	7/31/26	12,305	11,351
	United States Treasury Note/Bond	4.375%	8/15/26	152,437	150,532
	United States Treasury Note/Bond	4.125%	10/31/27	75,000	73,406
[1]	United States Treasury Note/Bond	0.625%	11/30/27	50,000	42,391
	United States Treasury Note/Bond	3.875%	11/30/27	39,465	38,256
[1]	United States Treasury Note/Bond	1.250%	3/31/28	28,255	24,388
	United States Treasury Note/Bond	3.625%	3/31/28	45,000	43,144
	United States Treasury Note/Bond	1.250%	4/30/28	30,095	25,910
	United States Treasury Note/Bond	1.250%	5/31/28	75,000	64,395
[1]	United States Treasury Note/Bond	1.250%	6/30/28	60,643	51,926
	United States Treasury Note/Bond	1.000%	7/31/28	37,216	31,389
	United States Treasury Note/Bond	1.125%	8/31/28	45,000	38,109
	United States Treasury Note/Bond	1.250%	9/30/28	38,023	32,308
	United States Treasury Note/Bond	1.375%	10/31/28	34,883	29,759
	United States Treasury Note/Bond	1.500%	11/30/28	44,619	38,233
	United States Treasury Note/Bond	1.375%	12/31/28	23,836	20,242
	United States Treasury Note/Bond	1.750%	1/31/29	45,000	38,890
	United States Treasury Note/Bond	2.375%	3/31/29	24,713	21,998
	United States Treasury Note/Bond	2.750%	5/31/29	15,000	13,589
	United States Treasury Note/Bond	3.250%	6/30/29	49,285	45,797
	United States Treasury Note/Bond	2.625%	7/31/29	16,820	15,093
9

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[1]	United States Treasury Note/Bond	3.875%	9/30/29	26,165	25,102
	United States Treasury Note/Bond	3.875%	11/30/29	44,077	42,245
	United States Treasury Note/Bond	3.500%	1/31/30	37,354	35,014
	United States Treasury Note/Bond	3.500%	4/30/30	53,213	49,804
	United States Treasury Note/Bond	0.625%	5/15/30	35,467	27,448
	United States Treasury Note/Bond	3.750%	5/31/30	15,778	14,979
[1]	United States Treasury Note/Bond	3.750%	6/30/30	105,817	100,443
[1]	United States Treasury Note/Bond	4.000%	7/31/30	123,889	119,359
	United States Treasury Note/Bond	4.125%	8/31/30	40,000	38,812
	United States Treasury Note/Bond	3.500%	2/15/33	18,031	16,549
	United States Treasury Note/Bond	1.125%	8/15/40	5,646	3,206
	United States Treasury Note/Bond	1.375%	11/15/40	20,619	12,188
	United States Treasury Note/Bond	1.875%	2/15/41	53,566	34,550
	United States Treasury Note/Bond	2.250%	5/15/41	20,000	13,716
	United States Treasury Note/Bond	1.750%	8/15/41	24,580	15,301
[2,3]	United States Treasury Note/Bond	2.000%	11/15/41	47,400	30,751
[3]	United States Treasury Note/Bond	2.375%	2/15/42	54,700	37,803
	United States Treasury Note/Bond	3.125%	2/15/42	8,081	6,330
	United States Treasury Note/Bond	3.000%	5/15/42	6,500	4,973
	United States Treasury Note/Bond	3.250%	5/15/42	9,670	7,707
	United States Treasury Note/Bond	2.750%	8/15/42	38,075	27,878
	United States Treasury Note/Bond	3.375%	8/15/42	39,466	31,998
	United States Treasury Note/Bond	2.750%	11/15/42	6,900	5,033
	United States Treasury Note/Bond	4.000%	11/15/42	15,175	13,473
	United States Treasury Note/Bond	3.875%	2/15/43	35,964	31,306
	United States Treasury Note/Bond	3.875%	5/15/43	52,504	45,654
	United States Treasury Note/Bond	4.375%	8/15/43	7,000	6,534
	United States Treasury Note/Bond	3.125%	8/15/44	9,000	6,874
	United States Treasury Note/Bond	2.500%	5/15/46	20,000	13,391
	United States Treasury Note/Bond	2.875%	11/15/46	4,750	3,410
	United States Treasury Note/Bond	3.000%	2/15/47	20,000	14,681
	United States Treasury Note/Bond	3.000%	5/15/47	19,470	14,280
	United States Treasury Note/Bond	2.750%	8/15/47	12,000	8,377
	United States Treasury Note/Bond	2.750%	11/15/47	20,000	13,944
	United States Treasury Note/Bond	3.000%	2/15/48	30,250	22,134
	United States Treasury Note/Bond	3.125%	5/15/48	30,134	22,572
	United States Treasury Note/Bond	3.000%	8/15/48	21,854	15,977
	United States Treasury Note/Bond	3.375%	11/15/48	23,301	18,280
	United States Treasury Note/Bond	3.000%	2/15/49	15,412	11,270
	United States Treasury Note/Bond	2.875%	5/15/49	20,000	14,269
	United States Treasury Note/Bond	2.250%	8/15/49	16,000	9,960
	United States Treasury Note/Bond	2.375%	11/15/49	17,615	11,274
	United States Treasury Note/Bond	2.000%	2/15/50	18,309	10,685
	United States Treasury Note/Bond	1.250%	5/15/50	92,164	43,490
	United States Treasury Note/Bond	2.375%	5/15/51	13,720	8,704
	United States Treasury Note/Bond	2.250%	2/15/52	19,500	11,974
	United States Treasury Note/Bond	2.875%	5/15/52	31,048	22,025
[1]	United States Treasury Note/Bond	3.000%	8/15/52	54,900	40,026
	United States Treasury Note/Bond	3.625%	2/15/53	21,864	18,096
	United States Treasury Note/Bond	3.625%	5/15/53	5,460	4,522
	United States Treasury Note/Bond	4.125%	8/15/53	1,556	1,413
					3,124,456
Conventional Mortgage-Backed Securities (20.7%)
[4,5]	Fannie Mae Pool	3.000%	10/1/46–3/1/48	519	424
[4,5]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	1,227	1,053
10

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,5]	Fannie Mae Pool	4.000%	9/1/42	184	168
[4,5]	Fannie Mae Pool	5.000%	10/1/49	31	29
[4,5]	Freddie Mac Gold Pool	3.000%	8/1/47	187	153
[4,5]	Freddie Mac Gold Pool	3.500%	3/1/45–2/1/50	1,612	1,372
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/39–12/1/49	7,049	6,410
[4,5]	Freddie Mac Gold Pool	4.500%	12/1/39–2/1/49	1,668	1,565
[4,5]	Freddie Mac Gold Pool	5.000%	12/1/35–6/1/40	584	577
[4,5]	Freddie Mac Gold Pool	5.500%	5/1/40	85	86
[4]	Ginnie Mae I Pool	3.000%	4/15/45	134	115
[4]	Ginnie Mae I Pool	4.000%	7/15/45–8/15/45	42	39
[4]	Ginnie Mae I Pool	4.500%	2/15/39–9/15/46	567	546
[4]	Ginnie Mae I Pool	6.000%	7/15/37	24	25
[4,6]	Ginnie Mae II Pool	2.000%	11/20/50–10/15/53	48,441	38,154
[4,6]	Ginnie Mae II Pool	2.500%	5/20/50–10/15/53	113,217	90,604
[4,6]	Ginnie Mae II Pool	3.000%	5/20/43–10/15/53	99,777	84,766
[4,6]	Ginnie Mae II Pool	3.500%	10/20/43–10/15/53	36,581	32,254
[4]	Ginnie Mae II Pool	4.000%	11/20/42–2/20/51	23,931	21,914
[4,6]	Ginnie Mae II Pool	4.500%	4/20/48–10/15/53	46,090	42,795
[4,6]	Ginnie Mae II Pool	5.000%	8/20/48–10/15/53	34,275	32,479
[4,6]	Ginnie Mae II Pool	6.000%	10/15/53	51,000	50,530
[4,5,6]	UMBS Pool	1.500%	10/25/38–7/1/51	39,459	29,145
[4,5,6]	UMBS Pool	2.000%	10/1/35–11/25/53	392,698	307,351
[4,5,6]	UMBS Pool	2.500%	10/1/35–10/25/53	352,088	281,073
[4,5,6]	UMBS Pool	3.000%	12/1/37–11/25/53	68,377	57,658
[4,5,6]	UMBS Pool	3.500%	7/1/38–11/25/53	74,002	64,359
[4,5,6]	UMBS Pool	4.000%	12/1/38–11/25/53	8,373	9,452
[4,5,6]	UMBS Pool	4.500%	4/1/39–11/25/53	152,366	142,136
[4,5,6]	UMBS Pool	5.000%	8/1/39–10/25/53	89,774	84,999
[4,5,6]	UMBS Pool	5.500%	12/1/38–10/25/53	240,859	234,198
[4,5,6]	UMBS Pool	6.000%	11/1/52–10/25/53	125,351	124,264
[4,5,6]	UMBS Pool	6.500%	9/1/36–11/25/53	38,506	38,667
					1,779,360
Nonconventional Mortgage-Backed Securities (0.5%)
[4,5]	Fannie Mae REMICS	4.500%	8/25/49	3,993	3,757
[4,5]	Freddie Mac REMICS	2.000%	1/25/52	2,354	1,101
[4,5]	Freddie Mac REMICS	2.500%	9/25/48–12/25/48	29,524	24,708
[4,5]	Freddie Mac REMICS	4.500%	10/25/44–1/25/47	11,727	11,116
[4]	Ginnie Mae REMICS	2.000%	2/20/51	1,581	1,250
					41,932
Total U.S. Government and Agency Obligations (Cost $5,283,725)					4,945,748
Asset-Backed/Commercial Mortgage-Backed Securities (5.1%)
[4]	Ally Auto Receivables Trust Series 2023-1	5.270%	11/15/28	1,230	1,217
[4]	American Express Credit Account Master Trust Series 2023-1	4.870%	5/15/28	15,000	14,801
[4]	AmeriCredit Automobile Receivables Trust Series 2020-2	2.130%	3/18/26	240	229
[4]	AmeriCredit Automobile Receivables Trust Series 2023-2	6.000%	7/18/29	4,160	4,143
[4,7]	Avis Budget Rental Car Funding AESOP LLC Series 2021-2A	1.660%	2/20/28	1,990	1,734
[4,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-5A	5.780%	4/20/28	2,140	2,119
[4,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-7A	5.900%	8/21/28	1,050	1,045
11

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-8A	6.020%	2/20/30	1,690	1,689
[4]	BA Credit Card Trust Series 2023-A1	4.790%	5/15/28	11,540	11,379
[4]	BANK Series 2017-BNK4	3.625%	5/15/50	19	17
[4,7]	Bank of America Auto Trust Series 2023-1A	5.390%	7/16/29	2,250	2,237
[4,7]	Bayview MSR Opportunity Master Fund Trust Series 2021-4	2.500%	10/25/51	3,225	2,434
[4]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	200	165
[4]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	320	292
[4]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	340	308
[4]	Benchmark Mortgage Trust Series 2020-B16	2.732%	2/15/53	200	167
[4]	BMW Vehicle Owner Trust Series 2023-A	5.250%	11/26/29	1,480	1,468
[4,6,7]	BPR Trust Series 2023-BRK2	7.146%	11/5/28	2,800	2,800
[4]	CarMax Auto Owner Trust Series 2023-1	4.650%	1/16/29	860	835
[4]	CarMax Auto Owner Trust Series 2023-3	5.260%	2/15/29	3,550	3,535
[4]	CD Mortgage Trust Series 2016-CD1	3.631%	8/10/49	270	180
[4]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	60	54
[4]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	30	26
[4]	CD Mortgage Trust Series 2018-CD7	5.004%	8/15/51	100	72
[4]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	60	56
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	20	18
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.192%	9/15/50	60	49
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	4.400%	9/15/50	40	28
[4]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	45	42
[4,7]	Citizens Auto Receivables Trust Series 2023-1	5.780%	10/15/30	4,890	4,903
[4]	CNH Equipment Trust Series 2023-B	5.600%	2/15/29	4,540	4,539
[4,7]	COMM Mortgage Trust Series 2013-CR6	3.397%	3/10/46	98	83
[4]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	250	201
[4]	Discover Card Execution Note Trust Series 2023-A2	4.930%	6/15/28	15,020	14,839
[4,7]	DLLAA LLC Series 2023-1A	5.640%	2/22/28	3,130	3,112
[4,7]	DLLAA LLC Series 2023-1A	5.730%	10/20/31	1,770	1,748
[4]	Drive Auto Receivables Trust Series 2019-4	2.700%	2/16/27	77	77
[4,7]	EDvestinU Private Education Loan Issue No. 1 LLC Series 2019-A	3.580%	11/25/38	29	27
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Series K752	4.284%	7/25/30	41,600	39,358
[4]	Fifth Third Auto Trust Series 2023-1	5.520%	2/17/31	2,980	2,972
[4]	First National Master Note Trust Series 2023-2	5.770%	9/17/29	1,580	1,579
[4]	Ford Credit Auto Lease Trust Series 2023-B	5.870%	1/15/27	1,710	1,709
[4]	Ford Credit Auto Lease Trust Series 2023-B	6.200%	2/15/27	3,010	3,008
[4]	Ford Credit Auto Lease Trust Series 2023-B	6.430%	4/15/27	4,170	4,161
[4,7]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	100	95
[4,7]	Ford Credit Auto Owner Trust Series 2020-1	2.540%	8/15/31	100	94
[4,7]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	410	387
[4,7]	Ford Credit Auto Owner Trust Series 2022-1	4.670%	11/15/34	1,250	1,181
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	1,100	1,059
[4,7]	Ford Credit Auto Owner Trust Series 2023-1	4.850%	8/15/35	3,840	3,724
[4,7]	Ford Credit Auto Owner Trust Series 2023-2	5.280%	2/15/36	5,860	5,754
[4]	Ford Credit Auto Owner Trust Series 2023-B	5.060%	2/15/29	1,530	1,510
[4,7,8]	FREMF Mortgage Trust Series 2015-K42	0.100%	1/25/48	1,010,473	897
12

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	28,651	22,607
[4,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	7,364	6,295
[4,7]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	4,952	4,392
[4]	GM Financial Automobile Leasing Trust Series 2023-3	5.880%	8/20/27	1,820	1,812
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	4.590%	7/17/28	50	49
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	5.320%	10/16/28	2,080	2,036
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.340%	12/18/28	2,950	2,934
[4,7]	GM Financial Revolving Receivables Trust Series 2021-1	1.490%	6/12/34	70	62
[4,7]	GM Financial Revolving Receivables Trust Series 2021-1	1.670%	6/12/34	120	105
[4,7]	GMF Floorplan Owner Revolving Trust Series 2023-1	5.340%	6/15/28	5,370	5,324
[4]	GS Mortgage Securities Trust Series 2014-GC24	4.657%	9/10/47	150	113
[4]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	150	136
[4]	GS Mortgage Securities Trust Series 2020-GC45	2.911%	2/13/53	630	528
[4,7]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	4,229	3,191
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	991	782
[4,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	30,885	24,370
[4]	Harley-Davidson Motorcycle Trust Series 2023-B	5.780%	4/15/31	1,650	1,645
[4,7]	Hertz Vehicle Financing III LLC Series 2022-1A	2.630%	6/25/26	160	149
[4,7]	Hertz Vehicle Financing III LLC Series 2023-3A	5.940%	2/25/28	2,500	2,487
[4,7]	Hertz Vehicle Financing III LLC Series 2023-4A	6.150%	3/25/30	3,500	3,480
[4,7]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	100	88
[4,7]	Hyundai Auto Lease Securitization Trust Series 2023-C	5.840%	9/15/27	1,100	1,098
[4]	Hyundai Auto Receivables Trust Series 2023-B	5.310%	8/15/29	1,480	1,474
[4]	John Deere Owner Trust Series 2023-B	5.110%	5/15/30	1,500	1,478
[4]	John Deere Owner Trust Series 2023-C	5.390%	8/15/30	1,970	1,962
[4,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	23,900	18,919
[4,7]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	1,413	1,118
[4,7]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	6,704	5,290
[4,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	2,271	1,786
[4,7]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	24,014	18,949
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	60	54
[4]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	50	46
[4,7]	Kubota Credit Owner Trust Series 2023-2A	5.230%	6/15/28	1,430	1,407
[4,7]	Laurel Road Prime Student Loan Trust Series 2017-C	2.810%	11/25/42	7	7
[4,7]	Laurel Road Prime Student Loan Trust Series 2018-B	3.540%	5/26/43	19	19
[4,7]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	1,431	1,080
[4]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.310%	4/16/29	850	821
13

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C10	4.095%	7/15/46	200	151
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	5.013%	4/15/47	150	147
[4,7]	Morgan Stanley Residential Mortgage Loan Trust Series 2023-1	4.000%	2/25/53	56,238	47,868
[4,7]	MSBAM Commercial Mortgage Securities Trust Series 2012-CKSV	3.277%	10/15/30	933	729
[4,7]	Navient Private Education Loan Trust Series 2017-A	2.880%	12/16/58	11	11
[4,7]	Navient Private Education Loan Trust Series 2018-BA	3.610%	12/15/59	130	125
[4,7]	Navistar Financial Dealer Note Master Owner Trust II Series 2023-1	6.180%	8/25/28	1,560	1,559
[4,7]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	7,827	6,195
[4,7]	OBX Trust Series 2022-INV5	4.000%	10/25/52	5,749	4,901
[4,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	16,649	13,137
[4,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	24,145	19,822
[4,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	500	292
[4,7,9]	Pepper Residential Securities Trust No. 22 Series 22A, SOFR + 1.114%	6.422%	6/20/60	5	5
[4,7,9]	Pepper Residential Securities Trust No. 23 Series 23A, SOFR + 1.064%	6.374%	8/18/60	10	10
[4,7]	PFS Financing Corp. Series 2023-B	5.270%	5/15/28	1,780	1,755
[4,7]	PFS Financing Corp. Series 2023-C	5.520%	10/15/28	1,660	1,644
[4,7]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	139	126
[4,7]	Progress Residential Trust Series 2022-SFR3	3.600%	4/17/39	100	91
[4,7]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	118	112
[4,7]	Progress Residential Trust Series 2022-SFR5	4.896%	6/17/39	100	95
[4,7]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	3,922	2,959
[4,7]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	13,049	10,713
[4]	Santander Drive Auto Receivables Trust Series 2023-1	5.090%	5/15/30	840	820
[4,7]	Santander Retail Auto Lease Trust Series 2020-B	1.980%	10/20/25	800	787
[4,7]	SFS Auto Receivables Securitization Trust Series 2023-1A	5.470%	12/20/29	1,820	1,821
[4,7]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	44	43
[4,7]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	69	66
[4,7]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	160	153
[4,7]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	219	210
[4,7]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	16	15
[4,7]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	27	26
[4]	Synchrony Card Funding LLC Series 2023-A1	5.540%	7/15/29	3,870	3,864
[4,7]	Tesla Auto Lease Trust Series 2023-A	5.940%	7/20/27	2,220	2,204
[4,7]	Tesla Auto Lease Trust Series 2023-B	6.220%	3/22/27	1,300	1,301
[4,7]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	800	752
[4,7]	Toyota Lease Owner Trust Series 2023-B	5.710%	12/20/27	2,420	2,410
[4,7]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	4,108	3,115
[4]	Verizon Master Trust Series 2023-4	5.160%	6/20/29	9,540	9,471
14

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,7]	Verizon Master Trust Series 2023-6	5.350%	9/22/31	3,030	3,008
[4]	Volkswagen Auto Lease Trust Series 2023-A	5.800%	4/20/28	1,520	1,518
[4]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.010%	1/22/30	4,260	4,189
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C43	4.514%	3/15/51	50	38
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	30	27
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $474,995)					436,534
Corporate Bonds (36.3%)
Communications (2.9%)
	Alphabet Inc.	2.250%	8/15/60	1,930	1,023
[10]	AT&T Inc.	3.550%	11/18/25	11,500	12,014
	AT&T Inc.	3.800%	2/15/27	12,130	11,396
	AT&T Inc.	4.350%	3/1/29	3	3
[4]	AT&T Inc.	4.300%	2/15/30	1,685	1,532
	AT&T Inc.	5.400%	2/15/34	3,491	3,265
[10]	AT&T Inc.	4.300%	11/18/34	600	606
	AT&T Inc.	4.500%	5/15/35	700	596
	AT&T Inc.	4.900%	8/15/37	500	433
[4,11]	AT&T Inc.	7.000%	4/30/40	1,500	1,889
	AT&T Inc.	4.300%	12/15/42	6,240	4,786
	AT&T Inc.	3.500%	9/15/53	9,980	6,166
	AT&T Inc.	3.550%	9/15/55	4,238	2,598
	AT&T Inc.	3.800%	12/1/57	4,000	2,533
	AT&T Inc.	3.650%	9/15/59	567	345
[7]	Cable One Inc.	4.000%	11/15/30	70	53
[7]	CCO Holdings LLC	6.375%	9/1/29	30	28
[7]	CCO Holdings LLC	4.750%	3/1/30	890	748
	Charter Communications Operating LLC	4.908%	7/23/25	589	576
	Charter Communications Operating LLC	2.250%	1/15/29	200	163
	Charter Communications Operating LLC	5.050%	3/30/29	1,480	1,383
	Charter Communications Operating LLC	3.500%	3/1/42	3,580	2,208
	Charter Communications Operating LLC	6.484%	10/23/45	2,100	1,832
	Charter Communications Operating LLC	4.800%	3/1/50	1,390	968
[11]	CK Hutchison Group Telecom Finance SA	2.000%	10/17/27	1,800	1,880
[11]	CK Hutchison Group Telecom Finance SA	2.625%	10/17/34	2,751	2,232
	Comcast Corp.	3.150%	3/1/26	207	197
	Comcast Corp.	2.350%	1/15/27	445	403
	Comcast Corp.	3.150%	2/15/28	468	427
	Comcast Corp.	4.150%	10/15/28	2,303	2,181
	Comcast Corp.	3.400%	4/1/30	229	202
	Comcast Corp.	6.550%	7/1/39	4,080	4,267
	Comcast Corp.	3.250%	11/1/39	1,990	1,447
	Comcast Corp.	3.750%	4/1/40	3,800	2,942
	Comcast Corp.	4.650%	7/15/42	1,200	1,010
	Comcast Corp.	4.700%	10/15/48	168	142
	Comcast Corp.	3.450%	2/1/50	1,500	1,009
	Comcast Corp.	2.650%	8/15/62	300	157
	Comcast Corp.	2.987%	11/1/63	5,000	2,764
[7]	CSC Holdings LLC	5.750%	1/15/30	295	165
[7]	CSC Holdings LLC	4.625%	12/1/30	460	245
[7]	CSC Holdings LLC	3.375%	2/15/31	255	174
[7]	Directv Financing LLC	5.875%	8/15/27	444	393
	Discovery Communications LLC	3.900%	11/15/24	35	34
15

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Discovery Communications LLC	5.000%	9/20/37	1,600	1,306
	Discovery Communications LLC	6.350%	6/1/40	1,734	1,561
	Discovery Communications LLC	4.000%	9/15/55	2,000	1,198
[7]	DISH DBS Corp.	5.250%	12/1/26	290	246
[7]	DISH DBS Corp.	5.750%	12/1/28	160	123
	DISH DBS Corp.	5.125%	6/1/29	370	204
[7]	DISH Network Corp.	11.750%	11/15/27	385	386
[7]	Frontier Communications Holdings LLC	5.000%	5/1/28	230	197
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	140	102
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	2,040	1,349
[7]	Level 3 Financing Inc.	3.400%	3/1/27	30	28
[7]	Level 3 Financing Inc.	3.625%	1/15/29	245	137
[7]	Level 3 Financing Inc.	3.875%	11/15/29	80	74
[7]	Level 3 Financing Inc.	10.500%	5/15/30	70	70
	Meta Platforms Inc.	4.600%	5/15/28	16,820	16,442
	Meta Platforms Inc.	5.600%	5/15/53	6,110	5,787
	Meta Platforms Inc.	5.750%	5/15/63	4,220	3,975
	Netflix Inc.	4.375%	11/15/26	1,328	1,280
	Netflix Inc.	4.875%	4/15/28	3,405	3,300
[10]	Netflix Inc.	4.625%	5/15/29	2,500	2,657
	Netflix Inc.	6.375%	5/15/29	1,960	2,024
[4,10]	Netflix Inc.	3.875%	11/15/29	900	918
[7]	News Corp.	3.875%	5/15/29	500	430
[7]	Nexstar Media Inc.	4.750%	11/1/28	805	667
	Paramount Global	4.750%	5/15/25	1,108	1,079
	Paramount Global	4.850%	7/1/42	3,042	2,042
	Paramount Global	4.375%	3/15/43	1,640	1,057
	Paramount Global	4.950%	5/19/50	2,669	1,807
	Rogers Communications Inc.	4.550%	3/15/52	2,040	1,491
[7]	Scripps Escrow Inc.	5.875%	7/15/27	280	206
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	115	72
[7]	Sirius XM Radio Inc.	5.000%	8/1/27	70	64
[7]	Sky Ltd.	3.750%	9/16/24	200	196
	Sprint Capital Corp.	6.875%	11/15/28	3,330	3,439
	Sprint Capital Corp.	8.750%	3/15/32	4,000	4,631
	Sprint LLC	7.625%	3/1/26	25,616	26,355
	Telefonica Emisiones SA	4.103%	3/8/27	3,000	2,826
	Telefonica Emisiones SA	4.665%	3/6/38	4,056	3,252
	Time Warner Cable LLC	4.500%	9/15/42	6,620	4,587
	T-Mobile USA Inc.	3.375%	4/15/29	4,770	4,193
	T-Mobile USA Inc.	3.875%	4/15/30	1,224	1,083
	T-Mobile USA Inc.	5.050%	7/15/33	6,340	5,872
	T-Mobile USA Inc.	6.000%	6/15/54	6,340	6,046
	T-Mobile USA Inc.	3.600%	11/15/60	2,442	1,513
	T-Mobile USA Inc.	5.800%	9/15/62	3,740	3,407
[4]	TWDC Enterprises 18 Corp.	4.125%	12/1/41	400	319
[7]	Univision Communications Inc.	7.375%	6/30/30	225	206
[7]	UPC Broadband Finco BV	4.875%	7/15/31	225	182
	Verizon Communications Inc.	4.125%	3/16/27	458	436
	Verizon Communications Inc.	4.329%	9/21/28	200	188
[10]	Verizon Communications Inc.	0.375%	3/22/29	1,700	1,463
[4,10]	Verizon Communications Inc.	2.875%	1/15/38	600	513
	Verizon Communications Inc.	2.650%	11/20/40	850	535
	Verizon Communications Inc.	3.400%	3/22/41	3,006	2,120
	Verizon Communications Inc.	3.850%	11/1/42	2,693	1,985
16

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	4.862%	8/21/46	3,000	2,481
	Verizon Communications Inc.	3.875%	3/1/52	2,020	1,418
	Verizon Communications Inc.	3.000%	11/20/60	1,800	974
	Verizon Communications Inc.	3.700%	3/22/61	2,065	1,313
[7]	Videotron Ltd.	3.625%	6/15/29	365	307
	Vodafone Group plc	6.150%	2/27/37	2,850	2,802
	Vodafone Group plc	4.375%	2/19/43	2,000	1,541
[7]	VZ Secured Financing BV	5.000%	1/15/32	370	291
	Walt Disney Co.	1.750%	1/13/26	162	149
	Walt Disney Co.	3.375%	11/15/26	375	353
	Walt Disney Co.	2.000%	9/1/29	273	226
	Walt Disney Co.	3.500%	5/13/40	1,200	899
	Walt Disney Co.	4.700%	3/23/50	1,000	847
	Walt Disney Co.	3.600%	1/13/51	825	573
	Warnermedia Holdings Inc.	3.755%	3/15/27	9,640	8,898
	Warnermedia Holdings Inc.	5.050%	3/15/42	7,801	6,034
	Warnermedia Holdings Inc.	5.141%	3/15/52	9,640	7,152
	Warnermedia Holdings Inc.	5.391%	3/15/62	4,340	3,200
[7]	WMG Acquisition Corp.	3.750%	12/1/29	840	706
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	250	185
					247,390
Consumer Discretionary (1.0%)
	Amazon.com Inc.	3.150%	8/22/27	692	643
	Amazon.com Inc.	3.875%	8/22/37	1,750	1,491
	Amazon.com Inc.	3.950%	4/13/52	1,685	1,302
	American Honda Finance Corp.	4.750%	1/12/26	3,581	3,524
	Asbury Automotive Group Inc.	4.500%	3/1/28	961	862
[7]	Beacon Roofing Supply Inc.	4.125%	5/15/29	15	13
[7]	Boyne USA Inc.	4.750%	5/15/29	50	44
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	560	541
[7]	Carnival Corp.	5.750%	3/1/27	385	348
[7]	Carnival Corp.	9.875%	8/1/27	100	104
[7]	Carnival Corp.	4.000%	8/1/28	610	528
[7]	Carnival Corp.	6.000%	5/1/29	85	73
[7]	Carnival Corp.	10.500%	6/1/30	20	21
[7]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	115	123
[7]	CDI Escrow Issuer Inc.	5.750%	4/1/30	65	59
[7]	Churchill Downs Inc.	5.500%	4/1/27	325	309
[7]	Churchill Downs Inc.	4.750%	1/15/28	298	269
[7]	Clarios Global LP	6.750%	5/15/25	46	46
[7]	Clarios Global LP	8.500%	5/15/27	255	254
[7]	Clarios Global LP	6.750%	5/15/28	17	17
	Dana Inc.	4.500%	2/15/32	310	240
	eBay Inc.	5.900%	11/22/25	1,795	1,797
	eBay Inc.	5.950%	11/22/27	1,805	1,822
	Ford Motor Co.	9.625%	4/22/30	20	23
	Ford Motor Credit Co. LLC	2.700%	8/10/26	70	62
	Ford Motor Credit Co. LLC	4.950%	5/28/27	1,085	1,018
	Ford Motor Credit Co. LLC	4.125%	8/17/27	100	91
	Ford Motor Credit Co. LLC	3.815%	11/2/27	365	325
	Ford Motor Credit Co. LLC	6.800%	5/12/28	555	554
	Ford Motor Credit Co. LLC	2.900%	2/10/29	845	694
	Ford Motor Credit Co. LLC	7.200%	6/10/30	205	206
	General Motors Co.	6.125%	10/1/25	1,000	998
	General Motors Co.	5.200%	4/1/45	1,600	1,245
17

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	General Motors Financial Co. Inc.	3.500%	11/7/24	1,242	1,205
	General Motors Financial Co. Inc.	2.900%	2/26/25	157	150
	General Motors Financial Co. Inc.	4.350%	4/9/25	103	100
	General Motors Financial Co. Inc.	2.750%	6/20/25	11,270	10,616
	General Motors Financial Co. Inc.	6.050%	10/10/25	8,880	8,835
	General Motors Financial Co. Inc.	1.250%	1/8/26	3,000	2,681
	General Motors Financial Co. Inc.	1.500%	6/10/26	1,080	955
	General Motors Financial Co. Inc.	2.400%	10/15/28	1,000	829
[4,10]	General Motors Financial Co. Inc.	4.300%	2/15/29	1,600	1,631
	General Motors Financial Co. Inc.	5.850%	4/6/30	3,780	3,619
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	50	51
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	205	177
[7]	Hanesbrands Inc.	9.000%	2/15/31	60	57
[7]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	3,140	2,800
	Home Depot Inc.	3.900%	12/6/28	167	157
	Home Depot Inc.	2.950%	6/15/29	1,583	1,409
	Home Depot Inc.	2.700%	4/15/30	480	409
	Home Depot Inc.	5.950%	4/1/41	3,290	3,365
	Home Depot Inc.	4.250%	4/1/46	720	576
	Home Depot Inc.	3.900%	6/15/47	100	76
	Home Depot Inc.	4.500%	12/6/48	500	419
	Home Depot Inc.	3.125%	12/15/49	750	489
	Home Depot Inc.	4.950%	9/15/52	1,165	1,042
	Home Depot Inc.	3.500%	9/15/56	1,660	1,124
[7]	Lithia Motors Inc.	4.625%	12/15/27	285	260
[7]	Lithia Motors Inc.	3.875%	6/1/29	1,180	994
[7]	Lithia Motors Inc.	4.375%	1/15/31	20	17
[7]	Live Nation Entertainment Inc.	5.625%	3/15/26	20	19
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	900	887
[7]	Live Nation Entertainment Inc.	3.750%	1/15/28	15	13
	Lowe's Cos. Inc.	3.100%	5/3/27	880	810
	Lowe's Cos. Inc.	1.700%	9/15/28	1,840	1,536
	Lowe's Cos. Inc.	4.450%	4/1/62	3,165	2,305
[7]	Mattel Inc.	5.875%	12/15/27	51	49
[7]	Meritage Homes Corp.	3.875%	4/15/29	455	391
[7]	NCL Corp. Ltd.	5.875%	2/15/27	314	298
[7]	NCL Corp. Ltd.	7.750%	2/15/29	178	165
	Newell Brands Inc.	6.375%	9/15/27	250	238
	Newell Brands Inc.	6.625%	9/15/29	140	134
[7]	Nissan Motor Acceptance Co. LLC	1.050%	3/8/24	3,000	2,928
[7]	Nissan Motor Co. Ltd.	4.810%	9/17/30	70	61
[7]	Ontario Gaming GTA LP	8.000%	8/1/30	110	110
[7]	Penn Entertainment Inc.	5.625%	1/15/27	85	80
[7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	229	237
[7]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	60	63
[7]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	42	42
	Service Corp. International	4.000%	5/15/31	20	16
	Starbucks Corp.	3.500%	11/15/50	600	406
[7]	Studio City Co. Ltd.	7.000%	2/15/27	240	227
[4]	Toyota Motor Credit Corp.	1.900%	1/13/27	4,045	3,628
[4]	Toyota Motor Credit Corp.	3.050%	3/22/27	3,775	3,500
	Toyota Motor Credit Corp.	3.650%	1/8/29	279	259
[4,10]	Volkswagen International Finance NV	1.500%	1/21/41	1,200	734
[7]	Wyndham Hotels & Resorts Inc.	4.375%	8/15/28	125	112
					82,937
18

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Consumer Staples (1.7%)
	Altria Group Inc.	2.350%	5/6/25	880	832
	Altria Group Inc.	4.400%	2/14/26	2,570	2,495
	Altria Group Inc.	2.450%	2/4/32	2,945	2,216
	Altria Group Inc.	5.800%	2/14/39	2,000	1,850
	Altria Group Inc.	3.400%	2/4/41	3,000	1,943
	Altria Group Inc.	5.375%	1/31/44	325	292
	Altria Group Inc.	5.950%	2/14/49	135	121
	Altria Group Inc.	4.450%	5/6/50	300	211
[4]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	3,090	2,831
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,250	3,607
[4,10]	Anheuser-Busch InBev SA/NV	3.700%	4/2/40	700	666
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	8,890	8,620
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	6,230	6,027
	Anheuser-Busch InBev Worldwide Inc.	4.350%	6/1/40	1,000	847
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	1,117	1,011
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	2,300	1,778
[7]	B&G Foods Inc.	8.000%	9/15/28	120	120
	BAT Capital Corp.	3.215%	9/6/26	200	186
	BAT Capital Corp.	3.557%	8/15/27	3,471	3,170
	BAT Capital Corp.	4.390%	8/15/37	4,050	3,087
	BAT Capital Corp.	7.079%	8/2/43	4,745	4,550
	BAT Capital Corp.	4.540%	8/15/47	2,930	2,016
	BAT Capital Corp.	3.984%	9/25/50	975	612
	BAT International Finance plc	1.668%	3/25/26	70	63
[4,10]	BAT Netherlands Finance BV	5.375%	2/16/31	600	632
	Coca-Cola Co.	3.000%	3/5/51	1,800	1,200
	Conagra Brands Inc.	5.300%	10/1/26	4,860	4,803
[7]	Coty Inc.	5.000%	4/15/26	30	29
[7]	Coty Inc.	6.625%	7/15/30	75	73
	Diageo Capital plc	5.500%	1/24/33	850	852
[7]	Energizer Holdings Inc.	4.750%	6/15/28	529	458
	General Mills Inc.	2.875%	4/15/30	165	139
	General Mills Inc.	2.250%	10/14/31	40	31
	Hershey Co.	4.500%	5/4/33	2,140	2,017
	Hormel Foods Corp.	1.700%	6/3/28	1,160	992
	Hormel Foods Corp.	1.800%	6/11/30	275	221
	J M Smucker Co.	2.125%	3/15/32	85	64
	J M Smucker Co.	4.375%	3/15/45	2,000	1,527
	JBS USA LUX SA	5.750%	4/1/33	6,200	5,658
[7]	JBS USA LUX SA	6.750%	3/15/34	4,610	4,486
[7]	JBS USA LUX SA	7.250%	11/15/53	3,300	3,188
[7]	Kenvue Inc.	5.100%	3/22/43	3,385	3,114
[4]	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	7,000	6,710
	Kraft Heinz Foods Co.	3.750%	4/1/30	6,720	5,999
	Kroger Co.	2.200%	5/1/30	1,000	799
	Kroger Co.	3.875%	10/15/46	3,125	2,177
[7]	Mondelez International Holdings Netherlands BV	1.250%	9/24/26	5,000	4,408
	Mondelez International Inc.	2.750%	4/13/30	1,289	1,083
	Mondelez International Inc.	1.500%	2/4/31	2,600	1,955
[7]	Nestle Holdings Inc.	1.000%	9/15/27	2,500	2,130
[7]	Nestle Holdings Inc.	4.000%	9/24/48	150	121
	PepsiCo Inc.	2.625%	7/29/29	3,025	2,652
	PepsiCo Inc.	4.450%	4/14/46	1,000	865
[7]	Performance Food Group Inc.	6.875%	5/1/25	65	65
19

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Performance Food Group Inc.	4.250%	8/1/29	80	69
	Philip Morris International Inc.	5.000%	11/17/25	4,610	4,554
	Philip Morris International Inc.	5.125%	11/17/27	3,655	3,580
	Philip Morris International Inc.	5.625%	11/17/29	3,000	2,964
	Philip Morris International Inc.	5.125%	2/15/30	2,610	2,503
	Philip Morris International Inc.	2.100%	5/1/30	200	159
	Philip Morris International Inc.	5.500%	9/7/30	250	243
	Philip Morris International Inc.	5.750%	11/17/32	2,830	2,758
[10]	Philip Morris International Inc.	1.450%	8/1/39	1,700	1,044
	Philip Morris International Inc.	4.250%	11/10/44	2,050	1,553
[10]	Procter & Gamble Co.	3.250%	8/2/31	3,890	3,979
	Reynolds American Inc.	4.450%	6/12/25	328	319
	Target Corp.	4.800%	1/15/53	1,190	1,018
	Unilever Capital Corp.	2.125%	9/6/29	294	247
[7]	United Natural Foods Inc.	6.750%	10/15/28	153	117
[7]	US Foods Inc.	6.875%	9/15/28	25	25
[7]	US Foods Inc.	7.250%	1/15/32	40	40
	Walmart Inc.	3.950%	6/28/38	3,685	3,156
	Walmart Inc.	4.500%	4/15/53	9,265	7,984
					143,911
Energy (2.2%)
[7]	Antero Resources Corp.	5.375%	3/1/30	140	129
[4]	BP Capital Markets America Inc.	3.119%	5/4/26	679	641
[4]	BP Capital Markets America Inc.	3.017%	1/16/27	248	230
	BP Capital Markets America Inc.	3.543%	4/6/27	3,000	2,826
	BP Capital Markets America Inc.	4.234%	11/6/28	6,933	6,587
	BP Capital Markets America Inc.	2.721%	1/12/32	2,475	2,008
	BP Capital Markets America Inc.	2.939%	6/4/51	2,400	1,463
	BP Capital Markets America Inc.	3.001%	3/17/52	800	491
[4,10]	BP Capital Markets BV	4.323%	5/12/35	1,900	1,943
	BP Capital Markets plc	3.279%	9/19/27	278	258
	Canadian Natural Resources Ltd.	2.950%	7/15/30	2,000	1,660
	Canadian Natural Resources Ltd.	6.250%	3/15/38	670	647
[4]	Canadian Natural Resources Ltd.	4.950%	6/1/47	650	534
	Cenovus Energy Inc.	6.750%	11/15/39	144	144
	Cenovus Energy Inc.	5.400%	6/15/47	595	508
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	705	625
	Cheniere Energy Inc.	4.625%	10/15/28	305	281
	Cheniere Energy Partners LP	4.000%	3/1/31	450	383
	Cheniere Energy Partners LP	3.250%	1/31/32	2,800	2,226
[7]	Cheniere Energy Partners LP	5.950%	6/30/33	3,205	3,091
	Chevron USA Inc.	3.250%	10/15/29	1,000	901
[7]	Civitas Resources Inc.	8.750%	7/1/31	135	138
	ConocoPhillips Co.	6.950%	4/15/29	1,000	1,080
	ConocoPhillips Co.	4.300%	11/15/44	265	214
	ConocoPhillips Co.	3.800%	3/15/52	5,000	3,618
	ConocoPhillips Co.	5.300%	5/15/53	4,945	4,535
	ConocoPhillips Co.	5.700%	9/15/63	9,430	8,968
[7]	Continental Resources Inc.	2.268%	11/15/26	2,000	1,772
	Coterra Energy Inc.	4.375%	3/15/29	2,440	2,255
[7]	CrownRock LP	5.625%	10/15/25	205	202
	DCP Midstream Operating LP	5.625%	7/15/27	59	58
	Devon Energy Corp.	5.875%	6/15/28	307	304
	Devon Energy Corp.	5.600%	7/15/41	200	176
[7]	Diamond Foreign Asset Co.	8.500%	10/1/30	120	120
20

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Diamondback Energy Inc.	3.125%	3/24/31	215	179
	Diamondback Energy Inc.	6.250%	3/15/33	3,590	3,594
[7]	DT Midstream Inc.	4.125%	6/15/29	455	393
[7]	DT Midstream Inc.	4.375%	6/15/31	315	265
[4]	Eastern Gas Transmission & Storage Inc.	3.600%	12/15/24	66	64
	Enbridge Energy Partners LP	5.500%	9/15/40	125	110
	Enbridge Inc.	2.500%	2/14/25	920	877
	Enbridge Inc.	3.125%	11/15/29	450	387
[7]	Endeavor Energy Resources LP	5.750%	1/30/28	105	101
	Energy Transfer LP	2.900%	5/15/25	9,500	9,023
	Energy Transfer LP	4.400%	3/15/27	6,067	5,751
	Energy Transfer LP	3.750%	5/15/30	1,420	1,238
	Energy Transfer LP	5.750%	2/15/33	2,470	2,376
	Energy Transfer LP	6.050%	6/1/41	700	633
	Energy Transfer LP	6.500%	2/1/42	1,400	1,335
	Energy Transfer LP	5.300%	4/1/44	1,825	1,479
	Energy Transfer LP	5.150%	3/15/45	1,520	1,218
	Energy Transfer LP	6.250%	4/15/49	400	367
[7]	EnLink Midstream LLC	5.625%	1/15/28	100	95
	EnLink Midstream LLC	5.375%	6/1/29	260	241
	Enterprise Products Operating LLC	5.350%	1/31/33	2,195	2,148
	Enterprise Products Operating LLC	5.950%	2/1/41	380	374
	Enterprise Products Operating LLC	4.850%	3/15/44	2,400	2,064
	Enterprise Products Operating LLC	5.100%	2/15/45	2,000	1,768
	Enterprise Products Operating LLC	4.900%	5/15/46	860	733
	Enterprise Products Operating LLC	3.700%	1/31/51	1,000	704
	EOG Resources Inc.	3.900%	4/1/35	200	169
[7]	EQM Midstream Partners LP	7.500%	6/1/27	150	149
[7]	EQM Midstream Partners LP	6.500%	7/1/27	155	151
	EQM Midstream Partners LP	5.500%	7/15/28	295	277
[7]	EQM Midstream Partners LP	7.500%	6/1/30	147	148
	EQT Corp.	3.900%	10/1/27	2,198	2,034
	Exxon Mobil Corp.	4.227%	3/19/40	2,235	1,900
	Exxon Mobil Corp.	4.114%	3/1/46	1,000	800
[4]	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	13,355	10,332
	Genesis Energy LP	6.500%	10/1/25	39	38
	Helmerich & Payne Inc.	2.900%	9/29/31	2,670	2,107
	Hess Corp.	7.300%	8/15/31	185	196
[7]	Hilcorp Energy I LP	5.750%	2/1/29	80	72
[7]	Hilcorp Energy I LP	6.000%	2/1/31	95	84
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,891	2,713
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	800	681
	Kinder Morgan Inc.	4.800%	2/1/33	1,740	1,566
	MPLX LP	1.750%	3/1/26	2,000	1,813
	MPLX LP	4.500%	4/15/38	1,850	1,496
	MPLX LP	4.950%	3/14/52	1,500	1,168
	MPLX LP	5.650%	3/1/53	476	409
	NuStar Logistics LP	6.375%	10/1/30	230	218
	Occidental Petroleum Corp.	5.500%	12/1/25	2,465	2,432
	Occidental Petroleum Corp.	5.550%	3/15/26	200	197
	Occidental Petroleum Corp.	6.375%	9/1/28	1,860	1,874
	Occidental Petroleum Corp.	6.625%	9/1/30	1,630	1,651
	Occidental Petroleum Corp.	6.125%	1/1/31	993	979
	Occidental Petroleum Corp.	7.500%	5/1/31	1,165	1,232
	Occidental Petroleum Corp.	6.450%	9/15/36	440	432
21

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Occidental Petroleum Corp.	6.600%	3/15/46	160	157
	ONEOK Inc.	5.550%	11/1/26	3,720	3,696
	ONEOK Inc.	5.650%	11/1/28	3,725	3,676
	ONEOK Inc.	3.400%	9/1/29	500	434
	ONEOK Partners LP	6.125%	2/1/41	1,355	1,254
	Ovintiv Inc.	5.650%	5/15/25	6,685	6,646
[7]	Permian Resources Operating LLC	7.750%	2/15/26	210	211
[7]	Permian Resources Operating LLC	5.875%	7/1/29	615	579
	Phillips 66	4.650%	11/15/34	1,035	929
	Phillips 66 Co.	3.150%	12/15/29	2,569	2,216
	Pioneer Natural Resources Co.	1.900%	8/15/30	2,000	1,568
	Pioneer Natural Resources Co.	2.150%	1/15/31	5,410	4,268
	Plains All American Pipeline LP	3.550%	12/15/29	1,000	858
	Plains All American Pipeline LP	4.900%	2/15/45	410	310
[4]	QazaqGaz NC JSC	4.375%	9/26/27	1,269	1,171
	Sabine Pass Liquefaction LLC	5.625%	3/1/25	570	566
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	6,739	6,726
	Sabine Pass Liquefaction LLC	4.200%	3/15/28	2,964	2,763
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	2,000	1,835
	Shell International Finance BV	2.375%	11/7/29	985	839
	Shell International Finance BV	2.750%	4/6/30	4,390	3,779
	Shell International Finance BV	4.550%	8/12/43	500	423
	Shell International Finance BV	4.375%	5/11/45	500	410
	Shell International Finance BV	3.750%	9/12/46	550	406
	Shell International Finance BV	3.125%	11/7/49	1,300	843
	Suncor Energy Inc.	6.500%	6/15/38	855	849
[7]	Sunoco LP	7.000%	9/15/28	255	252
	Targa Resources Partners LP	6.500%	7/15/27	120	120
	Targa Resources Partners LP	5.000%	1/15/28	1,500	1,426
	Targa Resources Partners LP	6.875%	1/15/29	655	656
	Targa Resources Partners LP	4.875%	2/1/31	1,500	1,339
[4,10]	TotalEnergies Capital Canada Ltd.	2.125%	9/18/29	3,200	3,047
	TransCanada PipeLines Ltd.	4.625%	3/1/34	1,155	1,005
	TransCanada PipeLines Ltd.	6.200%	10/15/37	900	878
	Transcontinental Gas Pipe Line Co. LLC	4.000%	3/15/28	75	70
	Transcontinental Gas Pipe Line Co. LLC	3.250%	5/15/30	780	668
	Transcontinental Gas Pipe Line Co. LLC	4.600%	3/15/48	400	315
[7]	Transocean Inc.	8.750%	2/15/30	157	160
[7]	Transocean Titan Financing Ltd.	8.375%	2/1/28	105	107
[7]	Valaris Ltd.	8.375%	4/30/30	220	220
	Valero Energy Corp.	4.350%	6/1/28	205	194
	Valero Energy Corp.	3.650%	12/1/51	2,000	1,285
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	475	400
[7]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	85	81
[7]	Venture Global LNG Inc.	8.125%	6/1/28	115	114
[7]	Venture Global LNG Inc.	8.375%	6/1/31	310	306
	Western Midstream Operating LP	4.500%	3/1/28	1,198	1,113
	Western Midstream Operating LP	4.750%	8/15/28	2,614	2,444
	Williams Cos. Inc.	4.650%	8/15/32	2,100	1,904
	Williams Cos. Inc.	6.300%	4/15/40	200	196
	Williams Cos. Inc.	5.100%	9/15/45	535	448
					192,011
Financials (13.5%)
[4,10]	ABN AMRO Bank NV	5.125%	2/22/33	2,200	2,267
[10]	ABN AMRO Bank NV	4.500%	11/21/34	1,900	1,953
22

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AerCap Ireland Capital DAC	1.150%	10/29/23	4,802	4,783
	AerCap Ireland Capital DAC	2.450%	10/29/26	847	759
	AerCap Ireland Capital DAC	6.100%	1/15/27	20,760	20,662
	AerCap Ireland Capital DAC	3.650%	7/21/27	332	301
	AerCap Ireland Capital DAC	4.625%	10/15/27	1,231	1,154
	AerCap Ireland Capital DAC	3.000%	10/29/28	9,235	7,907
	AerCap Ireland Capital DAC	3.300%	1/30/32	2,450	1,950
	AerCap Ireland Capital DAC	3.850%	10/29/41	2,700	1,910
	Aflac Inc.	4.750%	1/15/49	850	711
[4]	Air Lease Corp.	2.875%	1/15/26	1,600	1,488
[4]	Air Lease Corp.	3.750%	6/1/26	1,269	1,196
[4,10]	Allianz SE	4.597%	9/7/38	1,200	1,226
	Allstate Corp.	5.250%	3/30/33	5,000	4,718
	Ally Financial Inc.	1.450%	10/2/23	1,545	1,545
	Ally Financial Inc.	6.992%	6/13/29	5,850	5,724
	American Express Co.	3.950%	8/1/25	14,600	14,125
	American Express Co.	5.850%	11/5/27	4,100	4,129
	American Express Co.	5.625%	7/28/34	4,000	3,779
	American International Group Inc.	2.500%	6/30/25	163	154
	American International Group Inc.	4.800%	7/10/45	715	593
	American International Group Inc.	4.375%	6/30/50	1,716	1,324
	Ameriprise Financial Inc.	3.700%	10/15/24	207	203
	Ameriprise Financial Inc.	3.000%	4/2/25	694	666
	Aon Corp.	2.800%	5/15/30	200	167
	Aon Corp.	5.350%	2/28/33	5,270	5,048
	Aon Global Ltd.	4.600%	6/14/44	478	386
	Aon Global Ltd.	4.750%	5/15/45	505	417
[7]	Athene Global Funding	0.950%	1/8/24	2,000	1,970
[9,12]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 2.000%	6.350%	7/26/29	8,000	5,174
[4,10]	AXA SA	3.875%	Perpetual	2,387	2,444
	Banco Santander SA	5.147%	8/18/25	5,000	4,890
	Banco Santander SA	3.490%	5/28/30	200	168
	Banco Santander SA	6.921%	8/8/33	5,800	5,549
[4]	Bank of America Corp.	4.000%	1/22/25	1,000	973
[4]	Bank of America Corp.	3.366%	1/23/26	4,099	3,938
[4]	Bank of America Corp.	2.015%	2/13/26	356	335
[4]	Bank of America Corp.	1.319%	6/19/26	1,755	1,609
[4]	Bank of America Corp.	3.559%	4/23/27	242	227
[4]	Bank of America Corp.	3.705%	4/24/28	244	225
[4]	Bank of America Corp.	4.948%	7/22/28	1,010	970
[4]	Bank of America Corp.	3.970%	3/5/29	3,495	3,200
[4]	Bank of America Corp.	2.087%	6/14/29	8,590	7,185
[4]	Bank of America Corp.	4.271%	7/23/29	201	185
[4]	Bank of America Corp.	3.194%	7/23/30	1,050	897
[4]	Bank of America Corp.	1.898%	7/23/31	1,550	1,177
	Bank of America Corp.	2.299%	7/21/32	6,800	5,150
[4]	Bank of America Corp.	2.972%	2/4/33	9,430	7,437
	Bank of America Corp.	4.571%	4/27/33	5,500	4,883
	Bank of America Corp.	5.288%	4/25/34	2,000	1,861
[4]	Bank of America Corp.	4.078%	4/23/40	5,429	4,287
[4]	Bank of America Corp.	2.676%	6/19/41	1,700	1,088
	Bank of America Corp.	3.311%	4/22/42	400	277
[4]	Bank of America Corp.	4.875%	4/1/44	1,000	870
[4]	Bank of America Corp.	3.946%	1/23/49	1,000	735
[4]	Bank of America Corp.	4.083%	3/20/51	2,000	1,477
23

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bank of America Corp.	2.831%	10/24/51	1,000	586
	Bank of America NA	5.650%	8/18/25	10,500	10,476
	Bank of America NA	5.526%	8/18/26	15,900	15,819
	Bank of New York Mellon Corp.	4.414%	7/24/26	4,300	4,177
	Bank of New York Mellon Corp.	4.947%	4/26/27	28,200	27,527
[4]	Bank of New York Mellon Corp.	5.802%	10/25/28	3,370	3,365
	Bank of New York Mellon Corp.	4.543%	2/1/29	3,000	2,856
	Bank of New York Mellon Corp.	4.596%	7/26/30	2,900	2,730
	Bank of New York Mellon Corp.	4.706%	2/1/34	3,000	2,704
[4]	Bank of New York Mellon Corp.	4.967%	4/26/34	2,490	2,295
[4]	Bank of Nova Scotia	3.450%	4/11/25	6,270	6,035
	Bank of Nova Scotia	4.750%	2/2/26	7,200	7,028
	Bank of Nova Scotia	4.850%	2/1/30	5,000	4,699
[4,10]	Banque Federative du Credit Mutuel SA	0.750%	6/8/26	2,300	2,226
[4,10]	Banque Federative du Credit Mutuel SA	4.125%	3/13/29	1,800	1,881
[4,10]	Banque Federative du Credit Mutuel SA	4.125%	6/14/33	2,400	2,461
	Barclays plc	1.007%	12/10/24	2,564	2,536
	Barclays plc	5.304%	8/9/26	3,400	3,329
	Barclays plc	4.836%	5/9/28	8,300	7,574
	Barclays plc	5.501%	8/9/28	4,750	4,559
	Barclays plc	7.385%	11/2/28	2,000	2,051
[10]	Barclays plc	0.577%	8/9/29	900	770
[4,10]	Barclays plc	4.918%	8/8/30	1,300	1,351
	Barclays plc	7.437%	11/2/33	4,000	4,116
	Barclays plc	7.119%	6/27/34	10,270	9,910
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	5,780	4,326
[7]	Blackstone Holdings Finance Co. LLC	2.000%	1/30/32	890	649
[4,10]	Blackstone Property Partners Europe Holdings Sarl	2.000%	2/15/24	1,000	1,041
[4,10]	Blackstone Property Partners Europe Holdings Sarl	1.000%	10/20/26	2,054	1,881
[4,10]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	1,000	884
[10]	Blackstone Property Partners Europe Holdings Sarl	3.625%	10/29/29	800	716
[4,10]	BNP Paribas SA	3.875%	2/23/29	1,000	1,041
[4,11]	BNP Paribas SA	5.750%	6/13/32	2,100	2,465
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	8,993	8,876
	Capital One Financial Corp.	3.750%	7/28/26	4,750	4,402
	Capital One Financial Corp.	3.750%	3/9/27	1,000	915
	Capital One Financial Corp.	5.468%	2/1/29	1,060	1,007
	Capital One Financial Corp.	6.312%	6/8/29	4,760	4,653
	Capital One Financial Corp.	5.268%	5/10/33	2,000	1,770
	Capital One Financial Corp.	5.817%	2/1/34	4,500	4,069
	Charles Schwab Corp.	2.450%	3/3/27	2,485	2,213
	Charles Schwab Corp.	5.643%	5/19/29	1,019	998
	Charles Schwab Corp.	5.853%	5/19/34	6,400	6,089
	Chubb INA Holdings Inc.	1.375%	9/15/30	4,000	3,052
	Chubb INA Holdings Inc.	4.350%	11/3/45	1,710	1,398
	Citigroup Inc.	0.981%	5/1/25	3,625	3,508
	Citigroup Inc.	2.014%	1/25/26	6,800	6,420
	Citigroup Inc.	3.200%	10/21/26	1,524	1,407
	Citigroup Inc.	4.450%	9/29/27	1,907	1,789
[4]	Citigroup Inc.	3.668%	7/24/28	1,198	1,098
[4]	Citigroup Inc.	4.075%	4/23/29	2,243	2,063
[4]	Citigroup Inc.	4.412%	3/31/31	248	223
24

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Citigroup Inc.	2.572%	6/3/31	650	518
	Citigroup Inc.	2.561%	5/1/32	3,000	2,318
	Citigroup Inc.	3.785%	3/17/33	5,000	4,164
	Citigroup Inc.	6.270%	11/17/33	2,000	1,994
	Citigroup Inc.	6.174%	5/25/34	6,670	6,395
[4]	Citigroup Inc.	3.878%	1/24/39	1,500	1,162
	Citigroup Inc.	4.650%	7/30/45	2,316	1,853
	Citigroup Inc.	4.650%	7/23/48	1,000	807
	Commonwealth Bank of Australia	5.079%	1/10/25	1,350	1,342
	Commonwealth Bank of Australia	5.316%	3/13/26	5,000	4,978
[4,10]	Cooperatieve Rabobank UA	4.000%	1/10/30	2,600	2,678
	Corebridge Financial Inc.	3.500%	4/4/25	1,800	1,727
	Corebridge Financial Inc.	3.650%	4/5/27	1,940	1,793
	Corebridge Financial Inc.	3.850%	4/5/29	4,020	3,608
	Corebridge Financial Inc.	3.900%	4/5/32	2,410	2,023
	Corebridge Financial Inc.	4.350%	4/5/42	2,260	1,699
	Corebridge Financial Inc.	4.400%	4/5/52	3,630	2,650
[4,10]	Credit Agricole SA	3.375%	7/28/27	3,700	3,805
[4,10]	Credit Agricole SA	0.500%	9/21/29	4,500	3,897
	Credit Suisse AG	4.750%	8/9/24	10,000	9,860
[4,10]	Credit Suisse AG	0.250%	1/5/26	5,200	4,993
	Credit Suisse AG	5.000%	7/9/27	2,000	1,919
	Deutsche Bank AG	7.146%	7/13/27	8,390	8,439
	Deutsche Bank AG	6.720%	1/18/29	2,000	1,988
	Deutsche Bank AG	7.079%	2/10/34	4,130	3,728
[4]	Discover Bank	4.250%	3/13/26	2,700	2,553
	Equitable Holdings Inc.	5.594%	1/11/33	7,250	6,862
	Equitable Holdings Inc.	5.000%	4/20/48	290	232
	Everest Reinsurance Holdings Inc.	3.500%	10/15/50	1,500	961
	Fifth Third Bancorp	3.950%	3/14/28	8,025	7,308
	Fifth Third Bancorp	6.339%	7/27/29	8,480	8,371
	Fifth Third Bancorp	4.337%	4/25/33	4,365	3,690
[4]	Fifth Third Bank NA	3.950%	7/28/25	3,600	3,456
	FS KKR Capital Corp.	3.400%	1/15/26	1,200	1,099
	GATX Corp.	3.500%	6/1/32	3,200	2,608
[7]	Global Atlantic Fin Co.	7.950%	6/15/33	6,000	5,769
	Goldman Sachs Group Inc.	5.700%	11/1/24	5,105	5,085
	Goldman Sachs Group Inc.	3.500%	1/23/25	359	347
[4]	Goldman Sachs Group Inc.	3.272%	9/29/25	253	245
	Goldman Sachs Group Inc.	3.750%	2/25/26	207	197
[4]	Goldman Sachs Group Inc.	1.093%	12/9/26	650	581
[4]	Goldman Sachs Group Inc.	3.691%	6/5/28	344	317
[4]	Goldman Sachs Group Inc.	4.223%	5/1/29	1,750	1,620
	Goldman Sachs Group Inc.	2.600%	2/7/30	207	169
	Goldman Sachs Group Inc.	2.615%	4/22/32	3,140	2,451
	Goldman Sachs Group Inc.	6.750%	10/1/37	8,320	8,415
[11]	Goldman Sachs Group Inc.	6.875%	1/18/38	1,100	1,314
[4]	Goldman Sachs Group Inc.	4.411%	4/23/39	5,128	4,206
	Goldman Sachs Group Inc.	3.210%	4/22/42	1,500	1,015
[4]	Goldman Sachs Group Inc.	4.800%	7/8/44	3,480	2,885
	Goldman Sachs Group Inc.	4.750%	10/21/45	2,180	1,829
	HSBC Holdings plc	0.976%	5/24/25	2,900	2,794
	HSBC Holdings plc	4.300%	3/8/26	215	206
	HSBC Holdings plc	2.999%	3/10/26	6,950	6,621
	HSBC Holdings plc	3.900%	5/25/26	257	243
25

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	HSBC Holdings plc	2.099%	6/4/26	3,967	3,692
[4]	HSBC Holdings plc	4.292%	9/12/26	200	192
	HSBC Holdings plc	1.589%	5/24/27	2,910	2,565
[4]	HSBC Holdings plc	4.041%	3/13/28	652	603
	HSBC Holdings plc	6.161%	3/9/29	3,000	2,970
[4]	HSBC Holdings plc	4.583%	6/19/29	348	322
[10]	HSBC Holdings plc	0.641%	9/24/29	3,300	2,869
[4]	HSBC Holdings plc	3.973%	5/22/30	248	218
[4]	HSBC Holdings plc	2.357%	8/18/31	1,000	768
[11]	HSBC Holdings plc	6.800%	9/14/31	1,764	2,200
	HSBC Holdings plc	6.547%	6/20/34	5,320	5,063
	HSBC Holdings plc	6.332%	3/9/44	5,000	4,797
	HSBC USA Inc.	5.625%	3/17/25	5,900	5,864
	Huntington Bancshares Inc.	6.208%	8/21/29	10,500	10,280
	Huntington Bancshares Inc.	5.023%	5/17/33	10,258	9,036
	ING Groep NV	3.950%	3/29/27	214	200
	ING Groep NV	4.050%	4/9/29	236	214
	Intercontinental Exchange Inc.	4.950%	6/15/52	1,600	1,386
	Intercontinental Exchange Inc.	3.000%	9/15/60	2,500	1,425
	Intercontinental Exchange Inc.	5.200%	6/15/62	350	306
[4,10]	Intesa Sanpaolo SpA	1.350%	2/24/31	2,200	1,729
	Invesco Finance plc	4.000%	1/30/24	200	198
	Invesco Finance plc	5.375%	11/30/43	590	522
[10]	JAB Holdings BV	4.750%	6/29/32	800	832
[10]	JAB Holdings BV	2.250%	12/19/39	700	494
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	56	55
[4]	JPMorgan Chase & Co.	2.005%	3/13/26	2,010	1,893
	JPMorgan Chase & Co.	3.200%	6/15/26	303	285
	JPMorgan Chase & Co.	1.578%	4/22/27	2,000	1,784
	JPMorgan Chase & Co.	2.947%	2/24/28	207	188
	JPMorgan Chase & Co.	4.323%	4/26/28	2,000	1,895
	JPMorgan Chase & Co.	4.851%	7/25/28	3,370	3,249
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	473	429
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	384	354
[4]	JPMorgan Chase & Co.	4.452%	12/5/29	200	186
[4]	JPMorgan Chase & Co.	2.739%	10/15/30	229	191
	JPMorgan Chase & Co.	1.953%	2/4/32	2,000	1,515
	JPMorgan Chase & Co.	2.580%	4/22/32	3,720	2,934
	JPMorgan Chase & Co.	6.400%	5/15/38	3,000	3,121
[4]	JPMorgan Chase & Co.	3.882%	7/24/38	1,304	1,040
[4]	JPMorgan Chase & Co.	3.109%	4/22/41	5,930	4,112
	JPMorgan Chase & Co.	5.600%	7/15/41	1,341	1,274
	JPMorgan Chase & Co.	2.525%	11/19/41	2,620	1,644
[4]	JPMorgan Chase & Co.	3.964%	11/15/48	660	481
[4]	JPMorgan Chase & Co.	3.109%	4/22/51	3,600	2,230
	JPMorgan Chase & Co.	3.328%	4/22/52	1,750	1,136
[4]	KeyBank NA	4.150%	8/8/25	1,000	943
	KeyBank NA	5.000%	1/26/33	500	421
	Lazard Group LLC	4.500%	9/19/28	262	244
[4]	Lloyds Banking Group plc	3.870%	7/9/25	1,593	1,562
	Lloyds Banking Group plc	4.716%	8/11/26	3,300	3,210
	Lloyds Banking Group plc	5.871%	3/6/29	3,400	3,323
	M&T Bank Corp.	5.053%	1/27/34	4,600	3,986
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	6,740	6,424
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	3,540	3,261
26

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	254	246
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	2,000	1,730
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	3,250	1,951
	Marsh & McLennan Cos. Inc.	5.700%	9/15/53	6,640	6,413
	Mastercard Inc.	2.950%	3/15/51	2,000	1,292
	MetLife Inc.	4.125%	8/13/42	1,000	782
	MetLife Inc.	4.875%	11/13/43	2,000	1,719
	MetLife Inc.	5.000%	7/15/52	2,000	1,727
	MetLife Inc.	5.250%	1/15/54	2,080	1,854
[4,10]	Metropolitan Life Global Funding I	3.750%	12/5/30	1,500	1,528
[7]	Midcap Financial Issuer Trust	5.625%	1/15/30	347	271
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	636	616
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	1,000	922
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	6,200	6,144
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	3,000	2,915
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	265	230
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	4,680	3,584
	Mitsubishi UFJ Financial Group Inc.	3.751%	7/18/39	515	401
[4]	Mizuho Financial Group Inc.	2.555%	9/13/25	248	239
	Mizuho Financial Group Inc.	5.667%	5/27/29	3,000	2,948
	Mizuho Financial Group Inc.	5.778%	7/6/29	4,750	4,682
[4]	Mizuho Financial Group Inc.	3.153%	7/16/30	200	170
	Mizuho Financial Group Inc.	5.748%	7/6/34	5,770	5,511
[4]	Morgan Stanley	2.720%	7/22/25	7,830	7,599
[4]	Morgan Stanley	4.000%	7/23/25	4,444	4,296
	Morgan Stanley	5.000%	11/24/25	4,750	4,654
[4]	Morgan Stanley	3.875%	1/27/26	707	675
[4]	Morgan Stanley	2.188%	4/28/26	2,070	1,944
	Morgan Stanley	4.679%	7/17/26	2,360	2,300
	Morgan Stanley	3.625%	1/20/27	573	535
	Morgan Stanley	5.050%	1/28/27	14,190	13,917
	Morgan Stanley	3.950%	4/23/27	4,750	4,412
	Morgan Stanley	1.593%	5/4/27	3,900	3,472
	Morgan Stanley	2.475%	1/21/28	3,500	3,122
[4]	Morgan Stanley	3.591%	7/22/28	751	684
[4]	Morgan Stanley	5.164%	4/20/29	7,000	6,733
	Morgan Stanley	5.449%	7/20/29	5,790	5,643
[10]	Morgan Stanley	0.495%	10/26/29	1,100	949
[4]	Morgan Stanley	2.699%	1/22/31	500	408
[4]	Morgan Stanley	3.622%	4/1/31	265	228
[4]	Morgan Stanley	1.794%	2/13/32	1,000	740
	Morgan Stanley	4.889%	7/20/33	2,000	1,818
[4,10]	Morgan Stanley	5.148%	1/25/34	2,000	2,157
[4]	Morgan Stanley	5.250%	4/21/34	1,260	1,170
[4]	Morgan Stanley	5.424%	7/21/34	4,630	4,374
	Morgan Stanley	5.948%	1/19/38	8,690	8,141
[4]	Morgan Stanley	3.971%	7/22/38	1,000	791
[4]	Morgan Stanley	4.457%	4/22/39	4,045	3,388
	Morgan Stanley	6.375%	7/24/42	1,740	1,795
	Morgan Stanley	4.300%	1/27/45	725	573
[4]	Morgan Stanley	2.802%	1/25/52	1,215	708
[4]	Morgan Stanley Bank NA	4.754%	4/21/26	13,200	12,889
	Nasdaq Inc.	5.650%	6/28/25	3,070	3,060
	Nasdaq Inc.	5.350%	6/28/28	10,000	9,818
	Nasdaq Inc.	2.500%	12/21/40	1,675	1,026
27

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nasdaq Inc.	3.950%	3/7/52	665	464
	Nasdaq Inc.	5.950%	8/15/53	5,000	4,670
[4]	NatWest Group plc	4.269%	3/22/25	700	693
[4]	NatWest Group plc	3.073%	5/22/28	1,175	1,048
[4]	NatWest Group plc	4.892%	5/18/29	3,400	3,179
	Navient Corp.	9.375%	7/25/30	100	99
[4,11]	NIBC Bank NV	3.125%	11/15/23	4,300	5,224
	Nomura Holdings Inc.	2.710%	1/22/29	1,300	1,088
	Nomura Holdings Inc.	6.087%	7/12/33	3,090	3,010
[4,10]	Nordea Bank Abp	2.500%	5/23/29	2,300	2,214
	Northern Trust Corp.	4.000%	5/10/27	4,000	3,780
	OneMain Finance Corp.	3.500%	1/15/27	305	261
[7]	Penske Truck Leasing Co. LP	4.000%	7/15/25	2,730	2,620
[7]	Penske Truck Leasing Co. LP	6.050%	8/1/28	4,300	4,247
[4,10]	Phoenix Group Holdings plc	4.375%	1/24/29	3,820	3,680
[4]	PNC Bank NA	3.100%	10/25/27	262	236
[4]	PNC Bank NA	2.700%	10/22/29	200	163
	PNC Financial Services Group Inc.	3.450%	4/23/29	403	353
	PNC Financial Services Group Inc.	5.068%	1/24/34	8,070	7,312
	PNC Financial Services Group Inc.	5.939%	8/18/34	1,920	1,845
	Principal Financial Group Inc.	5.500%	3/15/53	2,044	1,794
	Progressive Corp.	2.500%	3/15/27	1,800	1,632
	Progressive Corp.	4.950%	6/15/33	2,945	2,800
[7]	Protective Life Corp.	4.300%	9/30/28	200	186
[4]	Prudential Financial Inc.	3.000%	3/10/40	3,000	2,081
	Prudential Financial Inc.	3.935%	12/7/49	2,530	1,819
[4]	Prudential Financial Inc.	4.350%	2/25/50	500	387
[4]	Prudential Financial Inc.	3.700%	3/13/51	1,660	1,154
	RenaissanceRe Holdings Ltd.	5.750%	6/5/33	4,000	3,760
[11]	Rothesay Life plc	8.000%	10/30/25	1,189	1,465
[4,11]	Rothesay Life plc	7.734%	5/16/33	300	354
[4]	Royal Bank of Canada	3.970%	7/26/24	8,000	7,872
[4]	Royal Bank of Canada	4.950%	4/25/25	33,600	33,096
[4]	Royal Bank of Canada	6.000%	11/1/27	11,900	11,990
	Santander Holdings USA Inc.	3.500%	6/7/24	184	180
	Santander Holdings USA Inc.	6.499%	3/9/29	4,480	4,371
	Santander UK Group Holdings plc	6.833%	11/21/26	7,080	7,117
	Santander UK Group Holdings plc	1.673%	6/14/27	4,500	3,939
	Santander UK Group Holdings plc	6.534%	1/10/29	3,000	2,968
[10]	Standard Chartered plc	4.874%	5/10/31	1,200	1,243
	State Street Corp.	4.857%	1/26/26	1,520	1,494
	State Street Corp.	5.820%	11/4/28	920	921
	State Street Corp.	3.152%	3/30/31	223	190
	State Street Corp.	4.821%	1/26/34	3,000	2,733
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	220	210
	Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	290	276
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	10,050	10,039
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	427	392
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	200	185
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	6,500	6,398
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	588	502
	Sumitomo Mitsui Financial Group Inc.	5.710%	1/13/30	4,000	3,918
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	273	226
	Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	7,730	7,392
[7]	Sumitomo Mitsui Trust Bank Ltd.	5.650%	3/9/26	7,100	7,069
28

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Synovus Bank	5.625%	2/15/28	2,000	1,802
	Toronto-Dominion Bank	3.766%	6/6/25	4,000	3,868
[4]	Toronto-Dominion Bank	5.532%	7/17/26	9,740	9,668
	Toronto-Dominion Bank	5.156%	1/10/28	3,500	3,413
[4]	Truist Bank	1.500%	3/10/25	200	186
[4]	Truist Financial Corp.	6.047%	6/8/27	4,000	3,955
[4]	Truist Financial Corp.	5.122%	1/26/34	2,000	1,788
[4]	Truist Financial Corp.	5.867%	6/8/34	4,040	3,807
	UBS AG	5.800%	9/11/25	35,000	34,863
	UBS AG	5.650%	9/11/28	10,000	9,838
	UBS Group AG	3.750%	3/26/25	1,000	962
	UBS Group AG	4.550%	4/17/26	4,206	4,041
[10]	UBS Group AG	7.750%	3/1/29	1,500	1,748
[4]	US Bancorp	3.900%	4/26/28	300	276
[4]	US Bancorp	4.548%	7/22/28	7,900	7,419
	US Bancorp	4.653%	2/1/29	3,000	2,806
	US Bancorp	5.775%	6/12/29	3,000	2,922
	US Bancorp	5.850%	10/21/33	1,000	947
	US Bancorp	4.839%	2/1/34	2,020	1,783
	US Bancorp	5.836%	6/12/34	4,100	3,862
[4,10]	Vonovia Finance BV	1.000%	1/28/41	900	478
[4]	Wells Fargo & Co.	3.550%	9/29/25	540	516
[4]	Wells Fargo & Co.	2.164%	2/11/26	3,256	3,073
	Wells Fargo & Co.	3.000%	4/22/26	504	470
[4]	Wells Fargo & Co.	2.188%	4/30/26	3,600	3,380
	Wells Fargo & Co.	3.000%	10/23/26	545	500
[4]	Wells Fargo & Co.	3.196%	6/17/27	200	186
[4]	Wells Fargo & Co.	3.584%	5/22/28	244	223
[4]	Wells Fargo & Co.	2.393%	6/2/28	6,500	5,702
[4]	Wells Fargo & Co.	4.808%	7/25/28	3,370	3,215
[4]	Wells Fargo & Co.	5.574%	7/25/29	9,920	9,677
[4]	Wells Fargo & Co.	2.879%	10/30/30	2,332	1,941
[4]	Wells Fargo & Co.	3.350%	3/2/33	5,460	4,408
[4]	Wells Fargo & Co.	4.897%	7/25/33	3,000	2,716
	Wells Fargo & Co.	5.389%	4/24/34	6,500	6,087
[4]	Wells Fargo & Co.	5.557%	7/25/34	6,250	5,923
[4,11]	Wells Fargo & Co.	4.875%	11/29/35	700	716
[4]	Wells Fargo & Co.	3.068%	4/30/41	2,750	1,835
	Wells Fargo & Co.	5.375%	11/2/43	2,550	2,198
[4]	Wells Fargo & Co.	4.400%	6/14/46	750	554
[4]	Wells Fargo & Co.	5.013%	4/4/51	450	378
[4]	Wells Fargo & Co.	4.611%	4/25/53	750	587
[4]	Wells Fargo Bank NA	5.550%	8/1/25	7,500	7,475
[4]	Wells Fargo Bank NA	5.450%	8/7/26	7,500	7,462
[4]	Wells Fargo Bank NA	6.600%	1/15/38	400	405
	Westpac Banking Corp.	1.953%	11/20/28	5,000	4,229
[4]	Westpac Banking Corp.	2.894%	2/4/30	2,700	2,551
	Westpac Banking Corp.	2.963%	11/16/40	1,175	715
	Willis North America Inc.	2.950%	9/15/29	1,585	1,351
	Willis North America Inc.	3.875%	9/15/49	680	456
[4,11]	Zurich Finance Ireland Designated Activity Co.	5.125%	11/23/52	1,000	1,073
					1,159,009
Health Care (3.2%)
	Abbott Laboratories	4.900%	11/30/46	1,019	930
	AbbVie Inc.	3.200%	11/21/29	313	276
29

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	AbbVie Inc.	4.050%	11/21/39	8,632	7,047
	AbbVie Inc.	4.875%	11/14/48	2,395	2,095
	AbbVie Inc.	4.250%	11/21/49	725	574
[4]	AdventHealth Obligated Group	2.795%	11/15/51	5,700	3,399
[4]	Allina Health System	3.887%	4/15/49	1,135	845
	Amgen Inc.	2.200%	2/21/27	2,609	2,342
	Amgen Inc.	5.150%	3/2/28	15,230	14,973
	Amgen Inc.	2.450%	2/21/30	3,720	3,078
	Amgen Inc.	3.150%	2/21/40	2,250	1,586
	Amgen Inc.	4.950%	10/1/41	8,375	7,279
	Amgen Inc.	5.600%	3/2/43	6,240	5,804
	Amgen Inc.	4.400%	5/1/45	3,470	2,746
	Amgen Inc.	3.375%	2/21/50	750	491
	Amgen Inc.	5.650%	3/2/53	1,720	1,608
	Amgen Inc.	5.750%	3/2/63	1,740	1,607
	AstraZeneca Finance LLC	1.200%	5/28/26	1,000	898
	AstraZeneca Finance LLC	1.750%	5/28/28	1,800	1,539
	AstraZeneca plc	4.000%	9/18/42	3,990	3,240
[7]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	90	90
	Baxter International Inc.	2.272%	12/1/28	5,915	4,987
	Baxter International Inc.	2.539%	2/1/32	4,430	3,431
	Baxter International Inc.	3.132%	12/1/51	2,000	1,188
	Becton Dickinson & Co.	4.693%	2/13/28	2,200	2,131
	Becton Dickinson & Co.	4.669%	6/6/47	300	249
[10]	Becton Dickinson Euro Finance Sarl	3.553%	9/13/29	1,800	1,839
[4]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	3,635	2,067
	Boston Scientific Corp.	1.900%	6/1/25	1,000	940
	Boston Scientific Corp.	4.550%	3/1/39	392	338
	Bristol-Myers Squibb Co.	3.400%	7/26/29	1,116	1,011
	Bristol-Myers Squibb Co.	1.450%	11/13/30	75	58
	Bristol-Myers Squibb Co.	4.550%	2/20/48	680	564
	Bristol-Myers Squibb Co.	4.250%	10/26/49	450	357
	Bristol-Myers Squibb Co.	2.550%	11/13/50	3,250	1,856
[7]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	250	205
[7]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	150	124
	Cencora Inc.	4.300%	12/15/47	3,400	2,625
	Centene Corp.	2.450%	7/15/28	2,990	2,526
	Centene Corp.	3.000%	10/15/30	227	183
	Centene Corp.	2.625%	8/1/31	1,290	988
[4]	Children's Hospital of Philadelphia	2.704%	7/1/50	2,850	1,657
[4]	CHRISTUS Health	4.341%	7/1/28	200	189
	Cigna Group	1.250%	3/15/26	1,500	1,350
	Cigna Group	2.375%	3/15/31	1,815	1,447
	Cigna Group	4.800%	8/15/38	1,730	1,522
	Cigna Group	3.400%	3/15/50	1,550	1,020
[4]	City of Hope	4.378%	8/15/48	80	60
	CommonSpirit Health	2.760%	10/1/24	615	596
	CVS Health Corp.	3.625%	4/1/27	1,419	1,325
	CVS Health Corp.	3.250%	8/15/29	20	18
	CVS Health Corp.	5.125%	2/21/30	7,300	7,011
	CVS Health Corp.	4.780%	3/25/38	6,147	5,289
	CVS Health Corp.	2.700%	8/21/40	1,300	823
	CVS Health Corp.	5.875%	6/1/53	973	901
	CVS Health Corp.	6.000%	6/1/63	6,495	5,965
[7]	DaVita Inc.	3.750%	2/15/31	165	126
30

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	DH Europe Finance II Sarl	2.600%	11/15/29	500	429
	DH Europe Finance II Sarl	3.400%	11/15/49	1,120	777
	Elevance Health Inc.	3.650%	12/1/27	1,985	1,839
	Elevance Health Inc.	3.125%	5/15/50	2,450	1,536
	Elevance Health Inc.	6.100%	10/15/52	2,085	2,083
	Eli Lilly & Co.	3.375%	3/15/29	200	184
	Eli Lilly & Co.	2.500%	9/15/60	1,800	978
[7]	Fortrea Holdings Inc.	7.500%	7/1/30	155	151
	GE HealthCare Technologies Inc.	5.600%	11/15/25	5,375	5,341
	GE HealthCare Technologies Inc.	5.857%	3/15/30	2,215	2,196
	GE HealthCare Technologies Inc.	5.905%	11/22/32	2,630	2,608
	GE HealthCare Technologies Inc.	6.377%	11/22/52	1,425	1,445
	Gilead Sciences Inc.	3.500%	2/1/25	443	430
	Gilead Sciences Inc.	3.650%	3/1/26	433	414
	Gilead Sciences Inc.	4.150%	3/1/47	1,660	1,311
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	298	282
	HCA Inc.	5.250%	6/15/26	757	741
	HCA Inc.	3.625%	3/15/32	6,090	5,050
[7]	IQVIA Inc.	6.500%	5/15/30	255	250
	Johnson & Johnson	2.450%	9/1/60	1,700	936
	Kaiser Foundation Hospitals	3.150%	5/1/27	3,550	3,314
[6,7]	LifePoint Health Inc.	11.000%	10/15/30	85	85
[7]	Medline Borrower LP	3.875%	4/1/29	148	125
[7]	Medline Borrower LP	5.250%	10/1/29	75	65
	Medtronic Inc.	4.625%	3/15/45	500	438
	Merck & Co. Inc.	1.900%	12/10/28	150	128
	Merck & Co. Inc.	3.400%	3/7/29	1,421	1,299
	Merck & Co. Inc.	4.000%	3/7/49	2,675	2,095
	Merck & Co. Inc.	5.150%	5/17/63	4,260	3,898
[4]	Mount Sinai Hospital	3.737%	7/1/49	1,200	831
	Novartis Capital Corp.	2.750%	8/14/50	850	540
[7]	Organon & Co.	4.125%	4/30/28	295	257
[7]	Organon & Co.	5.125%	4/30/31	140	112
[7]	Owens & Minor Inc.	6.625%	4/1/30	35	31
	Pfizer Inc.	3.450%	3/15/29	382	351
	Pfizer Inc.	2.625%	4/1/30	865	739
	Pfizer Inc.	2.550%	5/28/40	1,546	1,036
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	49,655	48,488
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/30	16,420	15,710
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	7,060	6,483
	Pfizer Investment Enterprises Pte. Ltd.	5.340%	5/19/63	4,920	4,495
	Shire Acquisitions Investments Ireland DAC	3.200%	9/23/26	2	2
[7]	Star Parent Inc.	9.000%	10/1/30	130	131
	Takeda Pharmaceutical Co. Ltd.	2.050%	3/31/30	248	199
	Takeda Pharmaceutical Co. Ltd.	3.025%	7/9/40	9,700	6,737
	Takeda Pharmaceutical Co. Ltd.	3.175%	7/9/50	355	224
	Tenet Healthcare Corp.	4.875%	1/1/26	630	604
	Tenet Healthcare Corp.	6.250%	2/1/27	205	198
	Tenet Healthcare Corp.	4.250%	6/1/29	118	102
[7]	Tenet Healthcare Corp.	6.750%	5/15/31	245	236
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	120	109
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	130	132
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	180	186
31

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	59	37
	Thermo Fisher Scientific Inc.	1.750%	10/15/28	1,000	845
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	5,410	5,193
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	3,660	2,463
	UnitedHealth Group Inc.	5.250%	2/15/28	1,460	1,462
	UnitedHealth Group Inc.	3.850%	6/15/28	245	231
	UnitedHealth Group Inc.	2.750%	5/15/40	850	577
	UnitedHealth Group Inc.	4.375%	3/15/42	1,170	978
	UnitedHealth Group Inc.	3.250%	5/15/51	1,750	1,151
	UnitedHealth Group Inc.	6.050%	2/15/63	2,855	2,900
	Utah Acquisition Sub Inc.	3.950%	6/15/26	200	187
	Zoetis Inc.	5.400%	11/14/25	6,220	6,194
	Zoetis Inc.	4.700%	2/1/43	1,820	1,568
	Zoetis Inc.	3.950%	9/12/47	1,660	1,253
					272,813
Industrials (3.1%)
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	90	86
[7]	Air Canada	3.875%	8/15/26	390	354
[7]	Allison Transmission Inc.	4.750%	10/1/27	200	184
[7]	American Airlines Inc.	11.750%	7/15/25	108	116
[7]	American Airlines Inc.	5.500%	4/20/26	495	484
[7]	American Airlines Inc.	7.250%	2/15/28	103	98
[7]	American Airlines Inc.	5.750%	4/20/29	778	723
[7]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	225	187
[4,12]	Aurizon Finance Pty Ltd.	3.000%	3/9/28	3,900	2,169
[4,12]	Aurizon Network Pty Ltd.	4.000%	6/21/24	2,500	1,592
[4]	BNSF Funding Trust I	6.613%	12/15/55	170	165
	Boeing Co.	2.800%	3/1/24	245	242
	Boeing Co.	2.750%	2/1/26	2,330	2,175
	Boeing Co.	2.700%	2/1/27	1,420	1,284
	Boeing Co.	3.250%	2/1/28	10,130	9,113
	Boeing Co.	3.200%	3/1/29	1,780	1,563
	Boeing Co.	5.150%	5/1/30	829	792
	Boeing Co.	3.550%	3/1/38	4,500	3,295
	Boeing Co.	5.705%	5/1/40	1,650	1,522
	Boeing Co.	3.900%	5/1/49	2,000	1,391
	Boeing Co.	3.750%	2/1/50	2,600	1,763
	Boeing Co.	5.805%	5/1/50	2,896	2,622
	Boeing Co.	5.930%	5/1/60	2,100	1,889
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	6,800	6,743
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,000	885
	Burlington Northern Santa Fe LLC	3.550%	2/15/50	304	216
	Burlington Northern Santa Fe LLC	3.050%	2/15/51	1,520	960
	Burlington Northern Santa Fe LLC	5.200%	4/15/54	8,060	7,381
	Canadian National Railway Co.	4.400%	8/5/52	5,780	4,780
	Canadian Pacific Railway Co.	4.800%	8/1/45	3,540	2,975
[7]	Cargo Aircraft Management Inc.	4.750%	2/1/28	275	247
	Caterpillar Financial Services Corp.	4.800%	1/6/26	10,065	9,948
[7]	Chart Industries Inc.	7.500%	1/1/30	60	60
[7]	Chart Industries Inc.	9.500%	1/1/31	40	43
[10]	Cheung Kong Infrastructure Finance BVI Ltd.	1.000%	12/12/24	2,855	2,868
	CSX Corp.	4.250%	3/15/29	2,860	2,702
	CSX Corp.	4.750%	11/15/48	2,000	1,691
32

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	CSX Corp.	3.800%	4/15/50	900	651
	CSX Corp.	4.250%	11/1/66	4,000	2,968
[7]	Daimler Truck Finance North America LLC	1.125%	12/14/23	6,305	6,241
[7]	Daimler Truck Finance North America LLC	5.400%	9/20/28	1,650	1,618
[7]	Daimler Truck Finance North America LLC	5.500%	9/20/33	2,830	2,681
[7]	Delta Air Lines Inc.	4.750%	10/20/28	14,028	13,342
	Delta Air Lines Inc.	3.750%	10/28/29	325	279
[7]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	195	188
	Emerson Electric Co.	1.800%	10/15/27	200	175
[7]	ERAC USA Finance LLC	4.600%	5/1/28	10,730	10,283
[7]	ERAC USA Finance LLC	7.000%	10/15/37	6,200	6,702
	FedEx Corp.	3.875%	8/1/42	2,300	1,726
	FedEx Corp.	4.550%	4/1/46	800	633
	FedEx Corp.	4.050%	2/15/48	800	584
[7]	Gates Global LLC	6.250%	1/15/26	91	89
	General Dynamics Corp.	4.250%	4/1/40	1,720	1,456
[4,10]	Heathrow Funding Ltd.	1.125%	10/8/30	1,400	1,179
[4,10]	Heathrow Funding Ltd.	1.875%	3/14/34	1,600	1,310
[10]	Honeywell International Inc.	4.125%	11/2/34	2,582	2,663
	Honeywell International Inc.	5.700%	3/15/37	5,000	5,054
	Ingersoll Rand Inc.	5.400%	8/14/28	3,050	2,997
	Jacobs Engineering Group Inc.	5.900%	3/1/33	2,740	2,596
[4]	John Deere Capital Corp.	4.800%	1/9/26	9,556	9,437
[4]	John Deere Capital Corp.	4.850%	10/11/29	6,335	6,212
[13]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	2,000	2,122
[4]	L3Harris Technologies Inc.	4.400%	6/15/28	1,200	1,135
	L3Harris Technologies Inc.	5.400%	7/31/33	10,315	9,914
	L3Harris Technologies Inc.	5.054%	4/27/45	1,200	1,046
	Lockheed Martin Corp.	4.700%	5/15/46	1,660	1,454
	Lockheed Martin Corp.	4.300%	6/15/62	2,540	1,984
[7]	Mileage Plus Holdings LLC	6.500%	6/20/27	15,122	15,009
	Norfolk Southern Corp.	3.050%	5/15/50	860	534
	Norfolk Southern Corp.	4.550%	6/1/53	3,648	2,936
	Northrop Grumman Corp.	5.150%	5/1/40	2,000	1,827
	Northrop Grumman Corp.	5.250%	5/1/50	1,340	1,233
	Parker-Hannifin Corp.	3.650%	6/15/24	6,740	6,626
	Parker-Hannifin Corp.	3.250%	6/14/29	6,500	5,772
[4,12]	Qantas Airways Ltd.	3.150%	9/27/28	10,000	5,619
[7]	Regal Rexnord Corp.	6.050%	4/15/28	1,505	1,463
[7]	Regal Rexnord Corp.	6.400%	4/15/33	1,720	1,656
	Republic Services Inc.	1.750%	2/15/32	864	644
	Republic Services Inc.	5.000%	4/1/34	2,490	2,357
	Rockwell Automation Inc.	2.800%	8/15/61	2,700	1,559
[7]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	140	121
[7]	Rolls-Royce plc	3.625%	10/14/25	55	52
[7]	Rolls-Royce plc	5.750%	10/15/27	375	361
	RTX Corp.	5.150%	2/27/33	4,630	4,382
	RTX Corp.	6.050%	6/1/36	2,879	2,870
	RTX Corp.	4.050%	5/4/47	5,000	3,724
	RTX Corp.	4.625%	11/16/48	2,900	2,357
	RTX Corp.	5.375%	2/27/53	3,540	3,204
[4]	Ryder System Inc.	5.250%	6/1/28	4,000	3,896
	Southwest Airlines Co.	5.250%	5/4/25	938	927
	Southwest Airlines Co.	2.625%	2/10/30	2,250	1,851
[7]	Spirit AeroSystems Inc.	7.500%	4/15/25	50	49
33

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Spirit AeroSystems Inc.	4.600%	6/15/28	83	65
[7]	Spirit AeroSystems Inc.	9.375%	11/30/29	173	176
[7]	TopBuild Corp.	3.625%	3/15/29	110	94
[7]	TopBuild Corp.	4.125%	2/15/32	310	252
[7]	TransDigm Inc.	6.250%	3/15/26	426	420
[7]	TransDigm Inc.	6.750%	8/15/28	120	118
[7]	TransDigm Inc.	6.875%	12/15/30	225	221
[7]	Triumph Group Inc.	9.000%	3/15/28	182	180
	Union Pacific Corp.	3.250%	2/5/50	905	605
	Union Pacific Corp.	3.839%	3/20/60	1,000	702
	Union Pacific Corp.	3.850%	2/14/72	3,100	2,108
[7]	United Airlines Inc.	4.375%	4/15/26	818	757
[7]	United Airlines Inc.	4.625%	4/15/29	610	525
[4]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	826	818
	United Parcel Service Inc.	6.200%	1/15/38	6,710	7,170
	United Parcel Service Inc.	5.300%	4/1/50	875	830
[7]	Veralto Corp.	5.450%	9/18/33	3,980	3,854
[7]	WESCO Distribution Inc.	7.250%	6/15/28	10	10
					263,961
Materials (1.4%)
	Air Products and Chemicals Inc.	2.700%	5/15/40	1,040	713
[4,10]	Akzo Nobel NV	1.625%	4/14/30	1,800	1,609
	Albemarle Corp.	4.650%	6/1/27	1,000	958
[7]	Ardagh Metal Packaging Finance USA LLC	4.000%	9/1/29	215	168
[7]	Ardagh Packaging Finance plc	5.250%	4/30/25	61	59
[7]	Arsenal AIC Parent LLC	8.000%	10/1/30	135	134
[7]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	270	192
	Ball Corp.	2.875%	8/15/30	291	231
	Ball Corp.	3.125%	9/15/31	300	235
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	12,075	11,905
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	14,240	13,862
[7]	Big River Steel LLC	6.625%	1/31/29	354	350
[4]	Braskem Netherlands Finance BV	4.500%	1/31/30	1,360	1,105
[7]	Braskem Netherlands Finance BV	8.500%	1/12/31	7,030	6,960
[7]	Canpack SA	3.875%	11/15/29	850	695
[7]	Chemours Co.	4.625%	11/15/29	765	616
	DuPont de Nemours Inc.	5.319%	11/15/38	380	354
[7]	Element Solutions Inc.	3.875%	9/1/28	327	283
	FMC Corp.	5.150%	5/18/26	4,605	4,472
	FMC Corp.	4.500%	10/1/49	135	92
	FMC Corp.	6.375%	5/18/53	8,070	7,092
[4]	Freeport Indonesia PT	4.763%	4/14/27	10,000	9,512
	Freeport-McMoRan Inc.	4.375%	8/1/28	625	573
	Freeport-McMoRan Inc.	5.250%	9/1/29	780	737
	Freeport-McMoRan Inc.	4.250%	3/1/30	230	204
	Freeport-McMoRan Inc.	4.625%	8/1/30	660	595
	Freeport-McMoRan Inc.	5.450%	3/15/43	150	128
[7]	Georgia-Pacific LLC	2.100%	4/30/27	207	185
[7]	Georgia-Pacific LLC	2.300%	4/30/30	4,670	3,796
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	790	737
[7]	Ingevity Corp.	3.875%	11/1/28	220	181
[4]	Inversiones CMPC SA	4.750%	9/15/24	2,000	1,975
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	485	382
	Linde Inc.	2.000%	8/10/50	1,000	509
34

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[10]	Linde plc	1.625%	3/31/35	3,100	2,525
	LYB International Finance III LLC	3.375%	10/1/40	2,600	1,769
	Newmont Corp.	2.800%	10/1/29	3,385	2,867
	Newmont Corp.	2.250%	10/1/30	2,540	2,024
[7]	Novelis Corp.	4.750%	1/30/30	197	171
[7]	Novelis Corp.	3.875%	8/15/31	333	266
	Nucor Corp.	3.125%	4/1/32	3,590	2,958
	Nucor Corp.	4.400%	5/1/48	1,650	1,297
	Nucor Corp.	3.850%	4/1/52	1,500	1,059
	Nutrien Ltd.	5.900%	11/7/24	700	698
	Nutrien Ltd.	5.950%	11/7/25	1,795	1,795
	Nutrien Ltd.	4.125%	3/15/35	180	149
	Nutrien Ltd.	5.800%	3/27/53	2,345	2,150
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	50	41
[7]	Olympus Water US Holding Corp.	9.750%	11/15/28	480	479
[7]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	75	73
[7]	Pactiv Evergreen Group Issuer LLC	4.375%	10/15/28	290	252
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	6,290	5,878
	RPM International Inc.	4.550%	3/1/29	1,660	1,536
[7]	Sealed Air Corp.	6.125%	2/1/28	40	39
[7]	Sealed Air Corp.	5.000%	4/15/29	115	103
	Sherwin-Williams Co.	4.500%	6/1/47	310	248
	Sherwin-Williams Co.	3.300%	5/15/50	1,000	632
[7]	SNF Group SACA	3.125%	3/15/27	155	137
[7]	SNF Group SACA	3.375%	3/15/30	425	343
	Steel Dynamics Inc.	3.450%	4/15/30	1,570	1,361
	Vale Overseas Ltd.	6.125%	6/12/33	23,770	22,947
[7]	WR Grace Holdings LLC	7.375%	3/1/31	55	53
					125,449
Real Estate (1.0%)
	Agree LP	2.000%	6/15/28	1,120	922
	Agree LP	2.600%	6/15/33	1,130	826
	Alexandria Real Estate Equities Inc.	3.450%	4/30/25	206	198
	Alexandria Real Estate Equities Inc.	4.750%	4/15/35	2,000	1,758
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	3,200	1,802
	Alexandria Real Estate Equities Inc.	5.150%	4/15/53	2,700	2,248
	American Tower Corp.	3.650%	3/15/27	4,000	3,709
	American Tower Corp.	3.700%	10/15/49	1,500	977
[4,10]	Aroundtown SA	0.000%	7/16/26	1,100	936
[4,10]	Aroundtown SA	2.875%	Perpetual	400	161
[10]	ATF Netherlands BV	7.078%	Perpetual	1,000	510
	Boston Properties LP	2.550%	4/1/32	1,185	855
	Camden Property Trust	3.350%	11/1/49	2,480	1,639
	Corporate Office Properties LP	2.250%	3/15/26	2,000	1,803
	Corporate Office Properties LP	2.750%	4/15/31	2,870	2,145
	Crown Castle Inc.	4.450%	2/15/26	310	300
	Crown Castle Inc.	4.750%	5/15/47	700	544
	Crown Castle Inc.	5.200%	2/15/49	200	167
[10]	Digital Dutch Finco BV	0.625%	7/15/25	3,300	3,223
	Digital Realty Trust LP	3.600%	7/1/29	200	177
	ERP Operating LP	4.500%	7/1/44	3,385	2,678
	Essex Portfolio LP	4.500%	3/15/48	920	683
	Extra Space Storage LP	5.500%	7/1/30	2,000	1,935
	Extra Space Storage LP	2.400%	10/15/31	2,070	1,584
	Federal Realty OP LP	3.950%	1/15/24	4,825	4,791
35

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Healthcare Realty Holdings LP	3.875%	5/1/25	775	731
	Healthpeak OP LLC	5.250%	12/15/32	4,310	4,003
	Kimco Realty OP LLC	4.250%	4/1/45	2,180	1,583
	Kimco Realty OP LLC	3.700%	10/1/49	1,660	1,088
[7]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	555	449
	Mid-America Apartments LP	2.750%	3/15/30	200	168
	MPT Operating Partnership LP	3.500%	3/15/31	575	359
	NNN REIT Inc.	5.600%	10/15/33	4,140	3,898
	Omega Healthcare Investors Inc.	5.250%	1/15/26	200	195
	Omega Healthcare Investors Inc.	3.375%	2/1/31	1,836	1,432
[4,10]	Prologis Euro Finance LLC	1.000%	2/8/29	1,400	1,228
[4,10]	Prologis Euro Finance LLC	3.875%	1/31/30	431	436
[4,10]	Prologis International Funding II SA	1.625%	6/17/32	2,062	1,658
	Prologis LP	1.750%	2/1/31	1,645	1,260
	Prologis LP	4.625%	1/15/33	1,655	1,529
	Prologis LP	5.250%	6/15/53	5,977	5,359
[10]	Public Storage Operating Co.	0.500%	9/9/30	1,595	1,287
	Public Storage Operating Co.	5.350%	8/1/53	4,050	3,690
	Realty Income Corp.	4.850%	3/15/30	4,155	3,914
[10]	Realty Income Corp.	4.875%	7/6/30	753	791
	Sabra Health Care LP	3.200%	12/1/31	9,080	6,813
	SBA Communications Corp.	3.125%	2/1/29	170	142
	Simon Property Group LP	2.000%	9/13/24	189	182
	Simon Property Group LP	3.500%	9/1/25	1,200	1,151
	Simon Property Group LP	3.250%	11/30/26	203	189
	Simon Property Group LP	1.750%	2/1/28	200	170
	Simon Property Group LP	2.650%	7/15/30	1,000	822
	Simon Property Group LP	3.800%	7/15/50	250	169
[4]	UDR Inc.	2.950%	9/1/26	185	171
[7]	VICI Properties LP	5.625%	5/1/24	235	234
[7]	VICI Properties LP	4.625%	6/15/25	641	619
	Welltower OP LLC	4.250%	4/1/26	600	576
[11]	Westfield America Management Ltd.	2.125%	3/30/25	3,724	4,232
[11]	Westfield America Management Ltd.	2.625%	3/30/29	938	901
	Weyerhaeuser Co.	4.000%	11/15/29	2,479	2,231
					90,231
Technology (1.8%)
	Apple Inc.	3.850%	5/4/43	1,715	1,384
	Apple Inc.	3.850%	8/4/46	1,660	1,306
	Apple Inc.	2.950%	9/11/49	925	610
	Apple Inc.	4.100%	8/8/62	6,980	5,372
	Block Inc.	3.500%	6/1/31	45	35
	Broadcom Inc.	3.150%	11/15/25	7,648	7,220
	Broadcom Inc.	3.459%	9/15/26	9,390	8,810
	Broadcom Inc.	5.000%	4/15/30	1,450	1,381
[7]	Broadcom Inc.	4.150%	4/15/32	5,300	4,587
[7]	Broadcom Inc.	3.419%	4/15/33	3,440	2,742
[7]	Broadcom Inc.	3.469%	4/15/34	4,376	3,432
[7]	Broadcom Inc.	3.137%	11/15/35	9,450	6,887
[7]	Broadcom Inc.	4.926%	5/15/37	6,350	5,470
[7]	Broadcom Inc.	3.500%	2/15/41	800	554
[7]	Cloud Software Group Inc.	6.500%	3/31/29	55	48
[7]	CommScope Inc.	7.125%	7/1/28	239	143
	Dell International LLC	4.900%	10/1/26	12,457	12,157
	Dell International LLC	6.100%	7/15/27	500	506
36

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Dell International LLC	6.200%	7/15/30	2,051	2,065
	Dell International LLC	8.350%	7/15/46	1,948	2,269
[7]	Entegris Escrow Corp.	4.750%	4/15/29	4,380	3,934
[7]	Entegris Escrow Corp.	5.950%	6/15/30	865	800
[7]	Gartner Inc.	3.750%	10/1/30	25	21
	Global Payments Inc.	1.500%	11/15/24	2,560	2,430
	Global Payments Inc.	4.800%	4/1/26	10,258	9,944
[6,7]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	75	75
	HP Inc.	4.000%	4/15/29	5,030	4,592
[7]	Imola Merger Corp.	4.750%	5/15/29	440	385
	Intel Corp.	2.450%	11/15/29	237	201
	Intel Corp.	5.125%	2/10/30	3,540	3,470
	Intel Corp.	4.900%	8/5/52	5,790	4,860
	Intel Corp.	5.900%	2/10/63	1,490	1,413
	KLA Corp.	5.000%	3/15/49	2,820	2,478
[7]	McAfee Corp.	7.375%	2/15/30	180	151
	NVIDIA Corp.	3.500%	4/1/40	1,710	1,348
	NVIDIA Corp.	3.700%	4/1/60	500	365
	NXP BV	3.250%	5/11/41	2,350	1,581
	Oracle Corp.	3.400%	7/8/24	100	98
	Oracle Corp.	2.950%	11/15/24	371	359
	Oracle Corp.	2.950%	5/15/25	328	314
	Oracle Corp.	5.800%	11/10/25	3,580	3,592
	Oracle Corp.	2.650%	7/15/26	298	275
	Oracle Corp.	2.300%	3/25/28	3,315	2,869
	Oracle Corp.	2.950%	4/1/30	921	773
	Oracle Corp.	4.650%	5/6/30	9,210	8,609
	Oracle Corp.	3.850%	7/15/36	3,430	2,705
	Oracle Corp.	3.600%	4/1/40	1,300	935
	Oracle Corp.	3.650%	3/25/41	2,250	1,605
	Oracle Corp.	3.950%	3/25/51	1,610	1,103
	PayPal Holdings Inc.	3.900%	6/1/27	1,120	1,069
	RELX Capital Inc.	3.000%	5/22/30	1,000	855
	S&P Global Inc.	2.700%	3/1/29	6,460	5,655
[7]	Seagate HDD Cayman	8.250%	12/15/29	60	62
[7]	Seagate HDD Cayman	8.500%	7/15/31	105	108
[7]	SS&C Technologies Inc.	5.500%	9/30/27	110	104
	Verisk Analytics Inc.	5.500%	6/15/45	4,200	3,693
	VMware Inc.	3.900%	8/21/27	3,550	3,306
	VMware Inc.	1.800%	8/15/28	6,520	5,407
	VMware Inc.	4.700%	5/15/30	500	459
[7]	Williams Scotsman Inc.	7.375%	10/1/31	40	40
	Workday Inc.	3.700%	4/1/29	3,160	2,866
					151,887
Utilities (4.5%)
	AEP Texas Inc.	5.400%	6/1/33	3,830	3,649
[4]	AEP Transmission Co. LLC	3.650%	4/1/50	2,800	1,975
[4]	AEP Transmission Co. LLC	2.750%	8/15/51	1,500	861
	AEP Transmission Co. LLC	5.400%	3/15/53	3,240	3,011
	AES Corp.	5.450%	6/1/28	3,990	3,851
[4]	Alabama Power Co.	1.450%	9/15/30	11,293	8,627
	Ameren Corp.	3.500%	1/15/31	700	601
	Ameren Illinois Co.	1.550%	11/15/30	1,500	1,144
	Ameren Illinois Co.	4.950%	6/1/33	4,790	4,530
	Ameren Illinois Co.	5.900%	12/1/52	3,225	3,223
37

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Electric Power Co. Inc.	2.031%	3/15/24	2,100	2,059
	American Electric Power Co. Inc.	5.699%	8/15/25	15,230	15,139
[10]	Amprion GmbH	3.450%	9/22/27	1,700	1,753
[4]	Appalachian Power Co.	4.500%	3/1/49	500	380
	Berkshire Hathaway Energy Co.	2.850%	5/15/51	3,200	1,839
[7]	Calpine Corp.	5.125%	3/15/28	395	352
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/28	3,160	3,135
[4]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	1,165	939
[4]	CenterPoint Energy Houston Electric LLC	3.000%	3/1/32	1,944	1,610
[4]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	4,400	4,038
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	1,055	1,002
	CenterPoint Energy Inc.	5.250%	8/10/26	27,000	26,628
	CenterPoint Energy Inc.	4.250%	11/1/28	319	294
	CenterPoint Energy Inc.	2.650%	6/1/31	2,730	2,182
[7,14]	Chile Electricity Lux MPC Sarl	6.010%	1/20/33	4,104	4,083
	CMS Energy Corp.	4.875%	3/1/44	1,135	972
	Commonwealth Edison Co.	4.900%	2/1/33	2,465	2,348
	Commonwealth Edison Co.	3.800%	10/1/42	685	516
[4]	Commonwealth Edison Co.	3.750%	8/15/47	490	352
	Commonwealth Edison Co.	5.300%	2/1/53	3,110	2,855
[4]	Connecticut Light & Power Co.	4.150%	6/1/45	250	195
	Connecticut Light & Power Co.	4.000%	4/1/48	307	234
[4]	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	1,645	1,509
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	4,120	3,863
	Constellation Energy Generation LLC	6.250%	10/1/39	2,530	2,451
	Constellation Energy Generation LLC	6.500%	10/1/53	5,570	5,590
	Consumers Energy Co.	3.950%	7/15/47	900	678
	Consumers Energy Co.	4.200%	9/1/52	1,770	1,378
[4,12]	DBNGP Finance Co. Pty Ltd.	4.225%	5/28/25	5,550	3,478
[4]	Dominion Energy Inc.	3.375%	4/1/30	405	348
[4]	Dominion Energy Inc.	4.050%	9/15/42	500	366
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	1,750	1,630
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	530	441
[4]	DTE Electric Co.	1.900%	4/1/28	615	532
	DTE Electric Co.	4.300%	7/1/44	2,490	1,996
	DTE Energy Co.	4.875%	6/1/28	4,200	4,055
	DTE Energy Co.	2.950%	3/1/30	1,000	837
	Duke Energy Carolinas LLC	2.450%	8/15/29	970	820
	Duke Energy Carolinas LLC	2.450%	2/1/30	585	488
	Duke Energy Carolinas LLC	5.300%	2/15/40	250	232
	Duke Energy Carolinas LLC	4.250%	12/15/41	1,528	1,222
	Duke Energy Carolinas LLC	5.350%	1/15/53	2,030	1,858
[10]	Duke Energy Corp.	3.850%	6/15/34	1,000	935
	Duke Energy Corp.	3.300%	6/15/41	500	343
	Duke Energy Corp.	3.500%	6/15/51	500	323
	Duke Energy Florida LLC	3.800%	7/15/28	241	226
	Duke Energy Progress LLC	4.100%	5/15/42	3,400	2,635
	Duke Energy Progress LLC	2.500%	8/15/50	3,483	1,905
[7]	EDP Finance BV	3.625%	7/15/24	9,134	8,949
[4,10]	Elia Transmission Belgium SA	0.875%	4/28/30	2,100	1,808
[4,10]	Enel Finance International NV	0.000%	6/17/27	8,300	7,537
[4,10]	Enel Finance International NV	4.500%	2/20/43	1,000	959
	Entergy Arkansas LLC	3.500%	4/1/26	202	192
	Entergy Arkansas LLC	2.650%	6/15/51	1,990	1,103
	Entergy Corp.	2.800%	6/15/30	1,721	1,431
38

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Entergy Louisiana LLC	1.600%	12/15/30	515	388
	Entergy Louisiana LLC	4.200%	9/1/48	500	378
	Evergy Kansas Central Inc.	3.250%	9/1/49	1,900	1,218
	Eversource Energy	4.200%	6/27/24	8,930	8,813
[4]	Eversource Energy	1.400%	8/15/26	1,400	1,241
	Eversource Energy	5.450%	3/1/28	6,580	6,511
	Exelon Corp.	5.150%	3/15/28	5,160	5,064
	Exelon Corp.	4.050%	4/15/30	400	360
	Exelon Corp.	3.350%	3/15/32	2,600	2,161
	Exelon Corp.	5.625%	6/15/35	200	192
	Exelon Corp.	5.100%	6/15/45	1,000	855
	Exelon Corp.	4.450%	4/15/46	1,000	779
	Exelon Corp.	4.100%	3/15/52	1,400	1,009
	FirstEnergy Corp.	2.650%	3/1/30	3,190	2,589
[4]	FirstEnergy Corp.	2.250%	9/1/30	1,435	1,113
[7]	FirstEnergy Transmission LLC	2.866%	9/15/28	6,520	5,648
	Georgia Power Co.	4.700%	5/15/32	2,120	1,963
	Georgia Power Co.	4.950%	5/17/33	13,820	12,976
	Georgia Power Co.	4.300%	3/15/42	3,190	2,555
[7]	ITC Holdings Corp.	4.950%	9/22/27	15,380	14,964
[7]	ITC Holdings Corp.	5.400%	6/1/33	4,710	4,472
	MidAmerican Energy Co.	5.850%	9/15/54	4,206	4,146
[4,10]	National Grid Electricity Distribution East Midlands plc	3.530%	9/20/28	3,600	3,658
	National Grid plc	5.602%	6/12/28	5,720	5,657
	National Grid plc	5.809%	6/12/33	9,005	8,748
[4,10]	National Grid plc	3.245%	3/30/34	1,600	1,465
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	177	161
	Nevada Power Co.	6.000%	3/15/54	3,160	3,089
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	15,170	15,125
[7]	NextEra Energy Operating Partners LP	4.500%	9/15/27	85	77
	NiSource Inc.	5.250%	3/30/28	2,670	2,617
	NiSource Inc.	5.400%	6/30/33	4,135	3,947
	Northern States Power Co.	6.250%	6/1/36	500	511
	NRG Energy Inc.	6.625%	1/15/27	55	54
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	3,000	2,721
[7]	Oncor Electric Delivery Co. LLC	4.300%	5/15/28	2,000	1,907
	Oncor Electric Delivery Co. LLC	3.800%	9/30/47	1,010	739
	Pacific Gas & Electric Co.	3.150%	1/1/26	2,000	1,859
	Pacific Gas & Electric Co.	3.000%	6/15/28	1,000	857
	Pacific Gas & Electric Co.	2.500%	2/1/31	3,000	2,278
	Pacific Gas & Electric Co.	6.150%	1/15/33	3,260	3,093
	Pacific Gas & Electric Co.	4.500%	7/1/40	1,472	1,095
	Pacific Gas & Electric Co.	3.500%	8/1/50	1,172	699
	PacifiCorp	5.250%	6/15/35	313	283
	PacifiCorp	6.250%	10/15/37	1,882	1,868
	PacifiCorp	4.125%	1/15/49	525	370
	PacifiCorp	4.150%	2/15/50	865	609
	PECO Energy Co.	4.150%	10/1/44	1,515	1,179
	PECO Energy Co.	3.700%	9/15/47	1,285	929
[7]	Pennsylvania Electric Co.	5.150%	3/30/26	1,640	1,609
	PPL Electric Utilities Corp.	5.250%	5/15/53	6,620	6,028
[4]	Public Service Co. of Colorado	6.250%	9/1/37	550	553
	Public Service Co. of Colorado	3.800%	6/15/47	1,000	705
	Public Service Co. of Colorado	4.050%	9/15/49	500	364
39

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Public Service Co. of New Hampshire	5.150%	1/15/53	3,010	2,712
	Public Service Co. of Oklahoma	5.250%	1/15/33	1,500	1,424
[4]	Public Service Electric & Gas Co.	3.200%	5/15/29	261	232
[4]	Public Service Electric & Gas Co.	3.950%	5/1/42	806	634
[4]	Public Service Electric & Gas Co.	3.600%	12/1/47	500	358
[7]	Rayburn Country Securitization LLC	2.307%	12/1/30	2,564	2,272
	Sempra	3.700%	4/1/29	4,000	3,598
	Southern California Edison Co.	5.300%	3/1/28	2,570	2,538
	Southern California Edison Co.	5.650%	10/1/28	6,300	6,294
[4]	Southern California Edison Co.	4.200%	3/1/29	1,800	1,674
	Southern California Edison Co.	4.500%	9/1/40	1,775	1,446
	Southern California Edison Co.	4.000%	4/1/47	615	445
	Southern California Edison Co.	3.450%	2/1/52	700	445
	Southern Co.	4.475%	8/1/24	4,480	4,420
	Southern Co.	5.150%	10/6/25	3,465	3,429
[4]	Southern Co.	3.700%	4/30/30	700	619
	Southern Co.	5.700%	10/15/32	2,941	2,886
	Southern Co.	4.400%	7/1/46	350	271
	Tampa Electric Co.	3.875%	7/12/24	1,580	1,555
	Union Electric Co.	3.900%	9/15/42	454	343
	Union Electric Co.	4.000%	4/1/48	910	669
	Union Electric Co.	3.900%	4/1/52	1,500	1,097
	Union Electric Co.	5.450%	3/15/53	6,620	6,110
[4]	Virginia Electric & Power Co.	3.150%	1/15/26	425	402
	Virginia Electric & Power Co.	2.300%	11/15/31	1,000	780
	Virginia Electric & Power Co.	4.000%	1/15/43	1,180	900
[4]	Virginia Electric & Power Co.	3.800%	9/15/47	500	354
[7]	Vistra Operations Co. LLC	5.500%	9/1/26	530	505
[7]	Vistra Operations Co. LLC	5.625%	2/15/27	65	62
[7]	Vistra Operations Co. LLC	7.750%	10/15/31	75	74
	WEC Energy Group Inc.	5.000%	9/27/25	5,000	4,924
	WEC Energy Group Inc.	4.750%	1/9/26	9,750	9,549
	WEC Energy Group Inc.	4.750%	1/15/28	7,310	7,062
					390,827
Total Corporate Bonds (Cost $3,414,869)					3,120,426
Floating Rate Loan Interests (0.1%)
[9]	AAdvantage Loyalty IP Ltd. Initial Term Loan, TSFR3M + 4.750%	10.338%	4/20/28	558	575
[9]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.250%	9.640%	7/6/29	149	149
[9]	Clarios Global LP First Lien Term Loan, TSFR1M + 3.750%	9.066%	5/6/30	243	243
[9]	Cloud Software Group Inc. First Lien Dollar Term Loan B, TSFR3M + 4.500%	9.990%	3/30/29	65	62
[9]	Directv Financing LLC Term Loan, TSFR1M + 5.000%	10.431%	8/2/27	138	135
[9]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	9.342%	7/21/28	414	406
[9]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	9.342%	7/21/28	28	27
[9]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	9.180%	3/1/29	178	173
[9]	Medline Borrower LP Initial Dollar Term Loan, TSFR1M + 3.250%	8.681%	10/23/28	270	269
40

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	7.170%	4/11/25	15	15
[9]	Setanta Aircraft Leasing DAC Term Loan, TSFR3M + 2.000%	7.652%	11/5/28	1,745	1,744
[9]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	7.666%	3/22/29	108	108
[9]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	7.666%	3/22/29	163	163
Total Floating Rate Loan Interests (Cost $4,030)					4,069
Sovereign Bonds (4.6%)
[4,7,15]	Bank Gospodarstwa Krajowego	5.375%	5/22/33	3,842	3,625
[4]	Bermuda	3.717%	1/25/27	3,159	2,957
[4]	Bermuda	5.000%	7/15/32	7,890	7,352
[4]	Bermuda	3.375%	8/20/50	3,881	2,440
[4]	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	865	744
[4,7]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	5,760	5,577
	Ecopetrol SA	8.625%	1/19/29	17,113	17,195
[4,7]	Electricite de France SA	5.700%	5/23/28	5,925	5,858
[4,7]	Electricite de France SA	6.250%	5/23/33	8,935	8,953
[4]	Empresa Nacional del Petroleo	3.750%	8/5/26	4,188	3,894
[4]	Eskom Holdings SOC Ltd.	7.125%	2/11/25	4,500	4,395
[4,10]	European Union	0.300%	11/4/50	41,296	18,647
[4,10]	European Union	2.500%	10/4/52	20,597	16,480
[7,10]	Hellenic Republic	4.375%	7/18/38	16,325	16,660
[16]	Japan Bank for International Cooperation	4.250%	4/27/26	35,920	35,019
[7,10]	Kingdom of Spain	3.550%	10/31/33	27,092	27,641
[4]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,544
[4]	OCP SA	3.750%	6/23/31	2,130	1,685
[4]	Oman Government Bond	4.750%	6/15/26	10,000	9,705
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	200	184
[4,7]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	560	500
[4]	Paraguay Government Bond	4.700%	3/27/27	4,000	3,834
[4]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	954	930
[4]	Petroleos del Peru SA	5.625%	6/19/47	4,740	2,862
	Petroleos Mexicanos	4.500%	1/23/26	150	134
	Petroleos Mexicanos	6.490%	1/23/27	6,680	5,887
	Petroleos Mexicanos	6.500%	3/13/27	3,583	3,155
	Petroleos Mexicanos	6.500%	6/2/41	1,699	1,014
	Petroleos Mexicanos	6.750%	9/21/47	945	557
	Petroleos Mexicanos	6.950%	1/28/60	2,166	1,279
	Province of Manitoba	4.300%	7/27/33	27,636	26,022
	Republic of Hungary	5.375%	3/25/24	298	297
[4,10]	Republic of Indonesia	3.375%	7/30/25	5,000	5,191
[10]	Republic of Indonesia	1.450%	9/18/26	3,000	2,905
[4]	Republic of Indonesia	4.150%	9/20/27	5,400	5,150
[4,7]	Republic of Panama	6.375%	7/25/33	5,700	5,431
	Republic of Panama	8.125%	4/28/34	780	910
[4,6]	Republic of Panama	6.875%	1/31/36	8,330	8,341
[4]	Republic of Panama	3.870%	7/23/60	3,282	1,895
	Republic of Peru	7.350%	7/21/25	35,315	36,284
	Republic of Peru	2.844%	6/20/30	14,120	11,915
[4]	Republic of Peru	2.783%	1/23/31	10,937	8,966
41

Core Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Republic of Poland	5.750%	11/16/32	9,287	9,298
[4,10]	Republic of Romania	2.125%	3/7/28	2,689	2,463
[10]	Republic of Romania	6.625%	9/27/29	10,660	11,560
[4]	Saudi Arabian Oil Co.	2.875%	4/16/24	2,220	2,181
[4]	Saudi Arabian Oil Co.	1.625%	11/24/25	7,190	6,573
[4]	Saudi Arabian Oil Co.	3.500%	4/16/29	1,070	966
[4,10]	Serbia International Bond	3.125%	5/15/27	4,570	4,359
[4,10]	Societe Du Grand Paris EPIC	0.700%	10/15/60	12,500	4,420
[4,7,17]	Ukraine Government Bond	6.876%	5/21/31	5,000	1,315
[11]	United Kingdom of Great Britain and Northern Ireland	2.750%	9/7/24	2,586	3,090
[4]	United Mexican States	2.659%	5/24/31	2,500	1,975
[4,18]	United Mexican States	7.500%	5/26/33	173,840	8,524
[4,18]	United Mexican States	7.750%	11/23/34	160,330	7,845
[4]	United Mexican States	6.350%	2/9/35	4,854	4,751
Total Sovereign Bonds (Cost $416,482)					396,334
Taxable Municipal Bonds (0.0%)
	Houston TX GO	6.290%	3/1/32	1,465	1,501
	New York Metropolitan Transportation Authority Revenue (Build America Bonds)	5.871%	11/15/39	700	667
	Texas Private Activity Bond Surface Transportation Corp. Revenue (NTE Mobility Partners)	3.922%	12/31/49	700	527
	Wisconsin General Fund Annual Appropriation Revenue	3.954%	5/1/36	500	439
Total Taxable Municipal Bonds (Cost $3,679)					3,134
42

Core Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[19]	Vanguard Market Liquidity Fund (Cost $114,986)	5.391%	1,150,017	114,990
Total Investments (105.0%) (Cost $9,712,766)				9,021,235
Other Assets and Liabilities—Net (-5.0%)				(428,719)
Net Assets (100%)				8,592,516
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $10,149,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $16,101,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	Securities with a value of $18,193,000 have been segregated as initial margin for open futures contracts.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2023.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $596,222,000, representing 6.9% of net assets.
8	Interest-only security.
9	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
10	Face amount denominated in euro.
11	Face amount denominated in British pounds.
12	Face amount denominated in Australian dollars.
13	Face amount denominated in Swiss francs.
14	Guaranteed by the Government of Luxembourg.
15	Guaranteed by the Republic of Poland.
16	Guaranteed by the Government of Japan.
17	Non-income-producing security—security in default.
18	Face amount denominated in Mexican pesos.
19	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
GO—General Obligation Bond.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
43

Core Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	1,356	274,876	105
10-Year U.S. Treasury Note	December 2023	1,910	206,399	(146)
Ultra 10-Year U.S. Treasury Note	December 2023	1,054	117,587	(440)
Ultra Long U.S. Treasury Bond	December 2023	20	2,374	(6)
				(487)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2023	(586)	(61,741)	(62)
10-Year Japanese Government Bond	December 2023	(101)	(97,972)	794
AUD 3-Year Treasury Bond	December 2023	(106)	(7,179)	55
AUD 10-Year Treasury Bond	December 2023	(439)	(31,605)	818
Euro-Bobl	December 2023	(498)	(60,944)	710
Euro-Bund	December 2023	(506)	(68,818)	1,919
Euro-Buxl	December 2023	(382)	(49,418)	4,277
Euro-OAT	December 2023	(171)	(22,273)	721
Euro-Schatz	December 2023	(98)	(10,878)	37
Long Gilt	December 2023	(101)	(11,603)	58
Long U.S. Treasury Bond	December 2023	(174)	(19,798)	3
				9,330
				8,843

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Deutsche Bank AG	12/20/23	AUD	862	USD	558	—	(2)
Standard Chartered Bank	12/20/23	AUD	703	USD	453	1	—
Wells Fargo Bank N.A.	12/20/23	CAD	27	USD	20	—	—
Morgan Stanley Capital Services LLC	10/20/23	EUR	2,515	USD	2,663	—	(2)
Bank of America, N.A.	10/20/23	EUR	1,871	USD	2,004	—	(24)
JPMorgan Chase Bank, N.A.	10/20/23	EUR	987	USD	1,047	—	(2)
State Street Bank & Trust Co.	10/20/23	EUR	660	USD	704	—	(6)
UBS AG	10/20/23	EUR	438	USD	467	—	(4)
44

Core Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Morgan Stanley Capital Services LLC	12/20/23	GBP	5,770	USD	7,151	—	(107)
Royal Bank of Canada	12/20/23	GBP	371	USD	460	—	(7)
Toronto-Dominion Bank	12/20/23	GBP	367	USD	448	—	—
Bank of Montreal	12/20/23	JPY	82,150	USD	565	—	(8)
State Street Bank & Trust Co.	12/20/23	JPY	42,640	USD	289	—	—
Bank of Montreal	12/20/23	USD	17,909	AUD	27,750	18	—
Royal Bank of Canada	12/20/23	USD	2,127	CHF	1,888	45	—
Deutsche Bank AG	10/20/23	USD	122,605	EUR	114,837	1,106	—
State Street Bank & Trust Co.	10/20/23	USD	122,508	EUR	114,810	1,038	—
Barclays Bank plc	10/20/23	USD	2,790	EUR	2,609	29	—
Bank of America, N.A.	10/20/23	USD	1,417	EUR	1,340	—	—
UBS AG	10/20/23	USD	1,356	EUR	1,290	—	(9)
JPMorgan Chase Bank, N.A.	10/20/23	USD	1,121	EUR	1,051	9	—
State Street Bank & Trust Co.	10/20/23	USD	454	EUR	429	—	—
HSBC Bank plc	12/20/23	USD	40,607	GBP	32,732	648	—
Toronto-Dominion Bank	10/20/23	USD	718	GBP	579	12	—
Bank of America, N.A.	12/20/23	USD	8,161	MXN	142,262	107	—
State Street Bank & Trust Co.	12/20/23	USD	8,004	MXN	139,019	134	—
Toronto-Dominion Bank	12/20/23	USD	2,141	NZD	3,622	—	(30)
						3,147	(201)
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
NZD—New Zealand dollar.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-HY-S41-V1	12/20/28	USD	24,120	(5.000)	(279)	(63)
CDX-NA-IG-S41-V1	12/20/28	USD	696,672	(1.000)	(8,722)	8
						(55)
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

45

Core Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	13,530	1.000	21	18	3	—
AT&T Inc./Baa2	12/20/23	BARC	3,370	1.000	5	4	1	—
Berkshire Hathaway Inc./Aa2	12/20/24	BARC	600	1.000	7	5	2	—
Berkshire Hathaway Inc./Aa2	12/20/24	JPMC	600	1.000	7	4	3	—
MetLife Inc./A3	6/20/24	BARC	700	1.000	3	—	3	—
Republic of South Africa/Ba2	12/20/25	BARC	360	1.000	(4)	(8)	4	—
					39	23	16	—
Credit Protection Purchased
Bouygues SA	6/20/28	JPMC	8,200[2]	(1.000)	(214)	(162)	—	(52)
Standard Chartered plc	12/20/28	MSCS	1,200[2]	(1.000)	(8)	(8)	—	—
Unibail-Rodamco-Westfield SE	6/20/28	BARC	1,600[2]	(1.000)	73	119	—	(46)
Unibail-Rodamco-Westfield SE	6/20/28	JPMC	1,300[2]	(1.000)	60	66	—	(6)
					(89)	15	—	(104)
					(50)	38	16	(104)
1 Periodic premium received/paid quarterly.
2 Notional amount denominated in euro.
BARC—Barclays Bank plc.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,982,000 in connection with open forward currency contracts and over-the-counter swap contracts.
46

Core Bond Fund
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date[1]	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/12/25	8/12/24	233,700[2]	0.000[3]	(4.074)[4]	1,227	1,227
8/15/25	8/15/24	395,700[5]	5.145[6]	(0.000)[7]	(1,003)	(1,003)
					224	224
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Notional amount denominated in U.S. dollar.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid at maturity.
4 Interest payment received/paid at maturity.
5 Notional amount denominated in New Zealand dollar.
6 Interest payment received/paid semi-annually.
7 Based on 3-month New Zealand Bank Bill Rate as of the most recent reset date. Interest payment received/paid quarterly.
See accompanying Notes, which are an integral part of the Financial Statements.
47

Core Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $9,597,780)	8,906,245
Affiliated Issuers (Cost $114,986)	114,990
Total Investments in Securities	9,021,235
Investment in Vanguard	290
Cash	2,815
Foreign Currency, at Value (Cost $7,211)	7,221
Receivables for Investment Securities Sold	1,168,989
Receivables for Accrued Income	75,282
Receivables for Capital Shares Issued	9,397
Swap Premiums Paid	216
Variation Margin Receivable—Centrally Cleared Swap Contracts	73
Unrealized Appreciation—Forward Currency Contracts	3,147
Unrealized Appreciation—Over-the-Counter Swap Contracts	16
Total Assets	10,288,681
Liabilities
Payables for Investment Securities Purchased	1,674,311
Payables for Capital Shares Redeemed	16,199
Payables for Distributions	4,479
Payables to Vanguard	364
Swap Premiums Received	178
Variation Margin Payable—Futures Contracts	329
Unrealized Depreciation—Forward Currency Contracts	201
Unrealized Depreciation—Over-the-Counter Swap Contracts	104
Total Liabilities	1,696,165
Net Assets	8,592,516
48

Core Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	9,999,766
Total Distributable Earnings (Loss)	(1,407,250)
Net Assets	8,592,516

Investor Shares—Net Assets
Applicable to 25,509,656 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	219,787
Net Asset Value Per Share—Investor Shares	$8.62

Admiral Shares—Net Assets
Applicable to 486,065,229 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,372,729
Net Asset Value Per Share—Admiral Shares	$17.23
See accompanying Notes, which are an integral part of the Financial Statements.
49

Core Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	315,708
Total Income	315,708
Expenses
The Vanguard Group—Note B
Investment Advisory Services	753
Management and Administrative—Investor Shares	377
Management and Administrative—Admiral Shares	5,956
Marketing and Distribution—Investor Shares	17
Marketing and Distribution—Admiral Shares	413
Custodian Fees	158
Auditing Fees	41
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	168
Trustees’ Fees and Expenses	4
Other Expenses	16
Total Expenses	7,921
Expenses Paid Indirectly	(84)
Net Expenses	7,837
Net Investment Income	307,871
Realized Net Gain (Loss)
Investment Securities Sold[1]	(243,640)
Futures Contracts	(67,018)
Options Purchased	(1,560)
Options Written	478
Swap Contracts	(1,994)
Forward Currency Contracts	(11,246)
Foreign Currencies	(62)
Realized Net Gain (Loss)	(325,042)
50

Core Bond Fund
Statement of Operations (continued)
Year Ended September 30, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(16,792)
Futures Contracts	59,365
Options Purchased	597
Options Written	327
Swap Contracts	(3,071)
Forward Currency Contracts	(1,441)
Foreign Currencies	(4)
Change in Unrealized Appreciation (Depreciation)	38,981
Net Increase (Decrease) in Net Assets Resulting from Operations	21,810
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,822,000, $101,000, less than $1,000, and ($14,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
51

Core Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	307,871	144,697
Realized Net Gain (Loss)	(325,042)	(411,681)
Change in Unrealized Appreciation (Depreciation)	38,981	(728,034)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,810	(995,018)
Distributions
Investor Shares	(8,363)	(5,087)
Admiral Shares	(293,943)	(140,975)
Total Distributions	(302,306)	(146,062)
Capital Share Transactions
Investor Shares	23,356	(642)
Admiral Shares	2,421,492	1,766,325
Net Increase (Decrease) from Capital Share Transactions	2,444,848	1,765,683
Total Increase (Decrease)	2,164,352	624,603
Net Assets
Beginning of Period	6,428,164	5,803,561
End of Period	8,592,516	6,428,164
See accompanying Notes, which are an integral part of the Financial Statements.
52

Core Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.86	$10.67	$10.93	$10.24	$9.59
Investment Operations
Net Investment Income[1]	.353	.221	.125	.209	.311
Net Realized and Unrealized Gain (Loss) on Investments	(.251)	(1.810)	(.126)	.697	.645
Total from Investment Operations	.102	(1.589)	(.001)	.906	.956
Distributions
Dividends from Net Investment Income	(.342)	(.213)	(.117)	(.216)	(.306)
Distributions from Realized Capital Gains	—	(.008)	(.142)	—	—
Total Distributions	(.342)	(.221)	(.259)	(.216)	(.306)
Net Asset Value, End of Period	$8.62	$8.86	$10.67	$10.93	$10.24
Total Return[2]	1.07%	-15.06%	-0.03%	8.95%	10.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$220	$203	$246	$236	$117
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%[3]	0.20%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	3.93%	2.22%	1.16%	1.96%	3.16%
Portfolio Turnover Rate[4]	439%	499%	473%	383%	406%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Includes 212%, 146%, 167%, 68%, and 32%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
53

Core Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$17.72	$21.33	$21.86	$20.48	$19.18
Investment Operations
Net Investment Income[1]	.726	.473	.266	.436	.651
Net Realized and Unrealized Gain (Loss) on Investments	(.514)	(3.622)	(.257)	1.407	1.290
Total from Investment Operations	.212	(3.149)	.009	1.843	1.941
Distributions
Dividends from Net Investment Income	(.702)	(.446)	(.256)	(.463)	(.641)
Distributions from Realized Capital Gains	—	(.015)	(.283)	—	—
Total Distributions	(.702)	(.461)	(.539)	(.463)	(.641)
Net Asset Value, End of Period	$17.23	$17.72	$21.33	$21.86	$20.48
Total Return[2]	1.11%	-14.93%	0.03%	9.11%	10.31%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,373	$6,225	$5,558	$3,212	$1,114
Ratio of Total Expenses to Average Net Assets	0.10%[3]	0.10%[3]	0.10%	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	4.05%	2.39%	1.24%	2.04%	3.31%
Portfolio Turnover Rate[4]	439%	499%	473%	383%	406%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Includes 212%, 146%, 167%, 68%, and 32%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
54

Core Bond Fund
Notes to Financial Statements
Vanguard Core Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
55

Core Bond Fund
At September 30, 2023, counterparties had deposited in segregated accounts securities with a value of $3,236,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than
56

Core Bond Fund
exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2023, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open swaption contracts at September 30, 2023.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
57

Core Bond Fund
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 13% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference
58

Core Bond Fund
issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation
59

Core Bond Fund
(depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 1% and 4% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
60

Core Bond Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $290,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $84,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
61

Core Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,945,748	—	4,945,748
Asset-Backed/Commercial Mortgage-Backed Securities	—	436,534	—	436,534
Corporate Bonds	—	3,120,426	—	3,120,426
Floating Rate Loan Interests	—	4,069	—	4,069
Sovereign Bonds	—	396,334	—	396,334
Taxable Municipal Bonds	—	3,134	—	3,134
Temporary Cash Investments	114,990	—	—	114,990
Total	114,990	8,906,245	—	9,021,235

Derivative Financial Instruments
Assets
Futures Contracts[1]	9,497	—	—	9,497
Forward Currency Contracts	—	3,147	—	3,147
Swap Contracts	1,235[1]	16	—	1,251
Total	10,732	3,163	—	13,895
Liabilities
Futures Contracts[1]	654	—	—	654
Forward Currency Contracts	—	201	—	201
Swap Contracts	1,066[1]	104	—	1,170
Total	1,720	305	—	2,025
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
62

Core Bond Fund
E.  At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	216	216
Unrealized Appreciation—Futures Contracts[1]	9,497	—	—	9,497
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	1,227	—	8	1,235
Unrealized Appreciation—Forward Currency Contracts	—	3,147	—	3,147
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	16	16
Total Assets	10,724	3,147	240	14,111

Swap Premiums Received	—	—	178	178
Unrealized Depreciation—Futures Contracts[1]	654	—	—	654
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	1,003	—	63	1,066
Unrealized Depreciation—Forward Currency Contracts	—	201	—	201
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	104	104
Total Liabilities	1,657	201	345	2,203
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
63

Core Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(67,018)	—	—	(67,018)
Options Purchased	(666)	—	(894)	(1,560)
Options Written	—	—	478	478
Swap Contracts	1,101	—	(3,095)	(1,994)
Forward Currency Contracts	—	(11,246)	—	(11,246)
Realized Net Gain (Loss) on Derivatives	(66,583)	(11,246)	(3,511)	(81,340)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	59,365	—	—	59,365
Options Purchased	666	—	(69)	597
Options Written	—	—	327	327
Swap Contracts	(2,614)	—	(457)	(3,071)
Forward Currency Contracts	—	(1,441)	—	(1,441)
Change in Unrealized Appreciation (Depreciation) on Derivatives	57,417	(1,441)	(199)	55,777
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period
64

Core Bond Fund
end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,926
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(688,304)
Capital Loss Carryforwards	(726,393)
Qualified Late-Year Losses	—
Other Temporary Differences	(4,479)
Total	(1,407,250)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	302,306	146,062
Long-Term Capital Gains	—	—
Total	302,306	146,062
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	9,709,657
Gross Unrealized Appreciation	26,587
Gross Unrealized Depreciation	(714,891)
Net Unrealized Appreciation (Depreciation)	(688,304)
G.  During the year ended September 30, 2023, the fund purchased $4,205,332,000 of investment securities and sold $2,846,561,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $31,696,895,000 and $29,452,431,000, respectively.
65

Core Bond Fund
H.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	98,619	10,981	111,923	11,178
Issued in Lieu of Cash Distributions	7,701	859	4,644	479
Redeemed	(82,964)	(9,254)	(117,209)	(11,752)
Net Increase (Decrease)—Investor Shares	23,356	2,586	(642)	(95)
Admiral Shares
Issued	4,854,679	270,701	4,224,829	216,128
Issued in Lieu of Cash Distributions	253,260	14,141	121,763	6,295
Redeemed	(2,686,447)	(150,143)	(2,580,267)	(131,633)
Net Increase (Decrease)—Admiral Shares	2,421,492	134,699	1,766,325	90,790
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At September 30, 2023, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
66

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
67

Tax information (unaudited)
The fund hereby designates $74,396,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 85.2%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
68

"Bloomberg®" and Bloomberg U.S. Aggregate Float Adjusted Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Core Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Core Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Core Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Core Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Core Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Core Bond Fund customers, in connection with the administration, marketing or trading of the Core Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORE BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORE BOND FUND OR BLOOMBERG U.S. AGGREGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
69

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q13200 112023

Annual Report   |   September 30, 2023
Vanguard Emerging Markets Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Emerging Markets Bond Fund returned 14.30% for Investor Shares and 14.45% for Admiral Shares. The fund outperformed its benchmark, which returned 10.01%.
•	Early in the period, inflation in many developed markets began to ease off multidecade highs amid aggressive interest rate hikes by major central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained global recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	Trades made earlier in 2022 began to pay off for the fund in the fourth quarter of that year as mispricings in the market corrected. Other positives for the fund were security selection—especially in the high-yield segment, where the advisor saw more potential for spread compression than in that segment's investment-grade counterparts—and how they managed duration over the period.
•	The use of derivatives to hedge portfolio risks is common in the fund. The fund’s derivatives position, including both hedges and active positions, had a net negative contribution to performance.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Emerging Markets Bond Fund returned 14.30% for Investor Shares and 14.45% for Admiral Shares. The fund far outpaced its benchmark, the JP Morgan EMBI Global Diversified Index, which returned 10.01%.
The fund also finished well ahead of the average return of its peer group of emerging markets hard currency debt funds, which returned 10.66%. (A “hard currency” is one that is issued by a historically economically and politically stable country and is widely used around the world as payment for goods and services.)
The 30-day SEC yield for the fund’s Investor Shares ended the period at 7.76%, up from 7.68% a year earlier. For Admiral Shares, the yield stood at 7.92%, up from 7.84%.
The investment environment
For much of the period, concerns about inflation—and whether policymakers’ efforts to rein it in might spur a global recession—were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to spread to other categories, notably the services sector, which felt the effects of tight labor markets.
Central banks, including the U.S. Federal Reserve, the European Central Bank, and the Bank of England, reacted to the prospect of inflation remaining stubbornly high by aggressively hiking interest rates, even though their actions fanned fears of a global recession down the road.
Although progress was slow in developed markets, signs of inflation moderating toward the end of the period led several major central banks to either slow the pace of their interest rate hikes or pause them altogether.
Government bond yields rose across the maturity spectrum in major markets, leading to price declines and negative total returns for the 12 months. Central bank action and some stress in March in the banking sector drove short-term rates higher in the first part of the period. Longer-term rates climbed more beginning in July as the market began to anticipate that resilient growth and sticky inflation would lead the Fed to keep rates higher for an extended period of time.
The bellwether U.S. 10-year Treasury yield rose 74 basis points to end the period at 4.57%. (A basis point is one-hundredth of a percentage point.) Longer-term U.S. Treasury yields climbed even more; the 30-year yield rose 92 basis points to 4.70%.
For emerging markets, risk assets rebounded in the fourth quarter of 2022 following the rapid monetary policy tightening by major central banks, the jump in risk premia, and the investment outflows that took place earlier that year. Higher-quality emerging markets bonds went through a significant readjustment.

2

Management of the fund
Trades we made earlier in 2022 began to pay off for the fund in the fourth quarter as mispricings in the market corrected. They were the primary driver of the fund’s outperformance. However, valuations of higher-quality emerging markets debt remained fairly rich throughout the rest of the fiscal year, so we sought other opportunities to add value in 2023. Although country selection is often fertile ground for the fund, it proved challenging over the 12 months. In contrast, our team unlocked value in emerging markets corporate bonds through rigorous bottom-up selection.
When there was significant upward pressure on interest rates, we shortened the fund’s duration. (Duration is a measure of the sensitivity of the price of the bonds in a portfolio to changes in interest rates.) Those efforts to optimize the fund’s yield-curve exposure played out well.
We also identified value in some carry trades, notably in emerging markets with central banks that were quick to raise rates. Getting the timing right on entering and exiting those trades added value.
Outlook
Although some market participants are wondering whether the global economy can manage a soft landing, our base scenario remains that a recession in the U.S. and the euro zone will occur within the next 18 months. We also believe that there will be slower growth in China than in the past. Globally, major central banks are likely coming toward the end of their rate-hiking cycles.
Given that outlook, we are positioning the fund more cautiously regarding credit risk and taking profit on some of our down-in-quality trades. Although we have shied away from interest-rate-sensitive emerging markets bonds in recent years, we will be more open to opportunities in that segment and among longer-dated bonds. We are also building up positions in emerging markets local rates to the extent we think they have overcorrected relative to U.S. Treasuries and are likely to perform well in a global slowdown.
With our global fixed income team of credit analysts and traders and our bottom-up, fundamentals-based research process and disciplined approach to risk-taking, we are well-positioned to identify and invest in potential pockets of outperformance as opportunities arise.
Portfolio Managers:
Daniel Shaykevich, Principal
Mauro Favini
Vanguard Fixed Income Group
October 5, 2023
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$1,015.50	$2.78
Admiral™ Shares	1,000.00	1,016.30	2.02
Based on Hypothetical 5% Yearly Return
Emerging Markets Bond Fund
Investor Shares	$1,000.00	$1,022.31	$2.79
Admiral Shares	1,000.00	1,023.06	2.03
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.55% for Investor Shares and 0.40% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Emerging Markets Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: March 10, 2016, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Since Inception (3/10/2016)	Final Value of a $10,000 Investment
Emerging Markets Bond Fund Investor Shares	14.30%	3.58%	5.35%	$14,831
JP Morgan EMBI Global Diversified Index	10.01	-0.35	1.54	11,224
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (12/6/2017)	Final Value of a $50,000 Investment
Emerging Markets Bond Fund Admiral Shares	14.45%	3.73%	3.36%	$60,591
JP Morgan EMBI Global Diversified Index	10.01	-0.35	-0.77	47,801
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Emerging Markets Bond Fund
Fund Allocation
As of September 30, 2023
Mexico	9.8%
Peru	5.3
South Africa	5.0
Chile	5.0
Dominican Republic	4.6
Indonesia	4.5
Colombia	3.6
Brazil	3.4
Panama	3.4
Oman	3.4
United States	3.0
Romania	3.0
Guatemala	2.8
Egypt	2.8
Saudi Arabia	2.7
Nigeria	2.5
Malaysia	2.2
Angola	1.9
Paraguay	1.7
Morocco	1.6
Turkey	1.6
Uzbekistan	1.6
Ecuador	1.5
United Arab Emirates	1.4
Poland	1.4
Argentina	1.2
Ukraine	1.2
Azerbaijan	1.2
Israel	1.1
El Salvador	1.1
Serbia	1.0
Other	13.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
7

Emerging Markets Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (2.3%)
[1,2]	United States Treasury Note/Bond	4.125%	11/15/32	23,860	23,014
	United States Treasury Note/Bond	3.875%	8/15/33	17,505	16,542
	United States Treasury Note/Bond	3.125%	2/15/43	19,521	15,104
[1,2]	United States Treasury Note/Bond	3.000%	8/15/52	11,695	8,527
Total U.S. Government and Agency Obligations (Cost $68,648)					63,187
Corporate Bonds (20.6%)
Azerbaijan (0.9%)
[3]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	23,120
Brazil (2.6%)
	Braskem Netherlands Finance BV	4.500%	1/31/30	2,120	1,722
	Braskem Netherlands Finance BV	5.875%	1/31/50	7,000	5,008
[4]	Embraer Netherlands Finance BV	7.000%	7/28/30	11,125	11,032
	Globo Comunicacao e Participacoes SA	5.500%	1/14/32	11,870	9,772
	Nexa Resources SA	5.375%	5/4/27	3,655	3,376
	Petrobras Global Finance BV	8.750%	5/23/26	8,424	8,976
	Petrobras Global Finance BV	5.093%	1/15/30	2,000	1,850
	Sitios Latinoamerica SAB de CV	5.375%	4/4/32	3,835	3,284
	Vale Overseas Ltd.	6.125%	6/12/33	25,940	25,042
					70,062
Chile (3.3%)
	Alfa Desarrollo SpA	4.550%	9/27/51	1,866	1,280
[4,5]	Chile Electricity Lux MPC Sarl	6.010%	1/20/33	10,807	10,752
[4]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	33,210	32,155
	Empresa Nacional del Petroleo	3.750%	8/5/26	19,716	18,330
	Empresa Nacional del Petroleo	5.250%	11/6/29	15,289	14,249
[4]	Inversiones CMPC SA	6.125%	6/23/33	12,175	11,844
					88,610
Colombia (1.6%)
	Ecopetrol SA	8.625%	1/19/29	42,326	42,528
Indonesia (1.3%)
	Freeport Indonesia PT	4.763%	4/14/27	6,800	6,468
	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.750%	5/15/25	3,270	3,200
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	19,998	19,497
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	3,000	2,659
8

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	3,525
					35,349
Israel (0.4%)
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	5,050	5,132
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	4,940	5,096
					10,228
Kazakhstan (0.6%)
[7]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	1,750	1,857
	KazMunayGas National Co. JSC	5.750%	4/19/47	1,840	1,426
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	11,061
	QazaqGaz NC JSC	4.375%	9/26/27	2,999	2,768
					17,112
Malaysia (2.0%)
	Petroliam Nasional Bhd	7.625%	10/15/26	2,280	2,412
	Petronas Capital Ltd.	3.500%	4/21/30	59,524	52,645
					55,057
Mexico (3.9%)
[4]	BBVA Bancomer SA	8.450%	6/29/38	18,300	18,034
	CIBANCO SA Institucion de Banca Multiple Trust	4.375%	7/22/31	8,565	6,441
[8]	Comision Federal de Electricidad	5.000%	9/29/36	5,436	4,545
	Petroleos Mexicanos	6.490%	1/23/27	23,748	20,928
	Petroleos Mexicanos	6.500%	3/13/27	6,145	5,411
	Petroleos Mexicanos	6.500%	6/2/41	10,670	6,370
	Petroleos Mexicanos	5.625%	1/23/46	1	—
	Petroleos Mexicanos	6.750%	9/21/47	38,831	22,898
	Petroleos Mexicanos	7.690%	1/23/50	16,953	10,879
	Petroleos Mexicanos	6.950%	1/28/60	17,969	10,613
					106,119
Morocco (0.2%)
	OCP SA	3.750%	6/23/31	5,950	4,707
Netherlands (0.4%)
[4]	Braskem Netherlands Finance BV	8.500%	1/12/31	10,230	10,128
Peru (0.8%)
	Minsur SA	4.500%	10/28/31	2,259	1,898
	Petroleos del Peru SA	5.625%	6/19/47	30,678	18,526
					20,424
Saudi Arabia (0.3%)
	Gaci First Investment Co.	4.875%	2/14/35	7,500	6,793
	Saudi Electricity Sukuk Programme Co.	5.684%	4/11/53	967	877
					7,670
South Africa (0.8%)
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	19,247	18,797
	Eskom Holdings SOC Ltd.	8.450%	8/10/28	1,000	952
	Transnet SOC Ltd.	8.250%	2/6/28	3,121	2,990
					22,739
United Arab Emirates (0.6%)
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	20,010	15,481
9

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
United Kingdom (0.4%)
	CK Hutchison International 21 Ltd.	1.500%	4/15/26	3,277	2,955
[4]	WE Soda Investments Holding plc	9.500%	10/6/28	7,310	7,365
					10,320
United States (0.5%)
[4]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	7.250%	11/15/53	13,000	12,559
Venezuela (0.0%)
[8,9]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	150
[9]	Petroleos de Venezuela SA	5.375%	4/12/27	462	24
					174
Total Corporate Bonds (Cost $609,076)					552,387
Sovereign Bonds (70.3%)
Angola (1.7%)
	Republic of Angola	8.250%	5/9/28	17,490	15,178
	Republic of Angola	8.750%	4/14/32	25,020	20,125
	Republic of Angola	9.375%	5/8/48	4,229	3,127
	Republic of Angola	9.125%	11/26/49	11,522	8,267
					46,697
Argentina (1.1%)
	Republic of Argentina	1.000%	7/9/29	926	253
[10]	Republic of Argentina, 1.750% coupon rate effective 7/9/27	0.750%	7/9/30	25,853	7,382
[10]	Republic of Argentina, 4.125% coupon rate effective 7/9/24	3.625%	7/9/35	32,346	7,998
[10]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	18,040	4,651
[10]	Republic of Argentina, 5.000% coupon rate effective 7/9/24	4.250%	1/9/38	34,655	10,148
					30,432
Azerbaijan (0.2%)
	Republic of Azerbaijan	4.750%	3/18/24	1,516	1,498
[8]	Republic of Azerbaijan	3.500%	9/1/32	6,335	5,160
					6,658
Bahrain (0.2%)
	Kingdom of Bahrain	6.250%	1/25/51	5,769	4,424
Bermuda (0.5%)
	Government of Bermuda	2.375%	8/20/30	4,801	3,859
	Government of Bermuda	5.000%	7/15/32	10,402	9,692
					13,551
Brazil (0.5%)
	Federative Republic of Brazil	3.875%	6/12/30	13,005	11,340
	Federative Republic of Brazil	4.750%	1/14/50	5,000	3,467
					14,807
Cameroon (0.2%)
[6]	Republic of Cameroon	5.950%	7/7/32	6,192	4,305
Chile (1.3%)
	Republic of Chile	2.750%	1/31/27	10,950	10,043
	Republic of Chile	5.330%	1/5/54	28,400	25,315
					35,358
Colombia (1.8%)
	Republic of Colombia	7.500%	2/2/34	48,818	46,115
	Republic of Colombia	5.200%	5/15/49	3,210	2,105
					48,220
10

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Croatia (0.5%)
[6]	Republic of Croatia	4.000%	6/14/35	12,795	13,149
Dominican Republic (4.3%)
	Dominican Republic	5.500%	1/27/25	1,576	1,557
	Dominican Republic	6.875%	1/29/26	18,890	18,882
	Dominican Republic	5.950%	1/25/27	3,110	3,009
	Dominican Republic	6.000%	7/19/28	35,076	33,349
	Dominican Republic	5.500%	2/22/29	37,045	33,930
	Dominican Republic	7.050%	2/3/31	3,600	3,484
	Dominican Republic	4.875%	9/23/32	12,950	10,542
	Dominican Republic	5.875%	1/30/60	15,618	11,186
					115,939
Ecuador (1.4%)
[10]	Republic of Ecuador, 5.500% coupon rate effective 7/31/24	3.500%	7/31/35	54,247	20,343
[10]	Republic of Ecuador, 6.900% coupon rate effective 7/31/24	6.000%	7/31/30	35,370	18,007
					38,350
Egypt (2.6%)
	Arab Republic of Egypt	7.625%	5/29/32	1,600	927
	Arab Republic of Egypt	8.500%	1/31/47	28,549	15,232
	Arab Republic of Egypt	7.903%	2/21/48	32,091	16,464
	Arab Republic of Egypt	8.700%	3/1/49	20,457	10,957
	Arab Republic of Egypt	8.875%	5/29/50	12,603	6,852
	Arab Republic of Egypt	8.750%	9/30/51	18,198	9,769
	Arab Republic of Egypt	8.150%	11/20/59	16,204	8,387
	Arab Republic of Egypt	7.500%	2/16/61	2,300	1,164
					69,752
El Salvador (1.0%)
	Republic of El Salvador	8.625%	2/28/29	14,836	12,176
	Republic of El Salvador	7.125%	1/20/50	18,990	12,358
	Republic of El Salvador	9.500%	7/15/52	3,855	2,951
					27,485
Gabon (0.5%)
	Republic of Gabon	6.950%	6/16/25	5,256	4,714
[8]	Republic of Gabon	6.625%	2/6/31	7,000	5,206
	Republic of Gabon	7.000%	11/24/31	4,678	3,482
					13,402
Georgia (0.2%)
	Republic of Georgia	2.750%	4/22/26	5,000	4,477
Ghana (0.7%)
[8,9]	Republic of Ghana	8.950%	3/26/51	17,586	7,533
[8,9]	Republic of Ghana	8.750%	3/11/61	25,169	10,771
					18,304
Guatemala (2.6%)
	Republic of Guatemala	4.500%	5/3/26	4,305	4,089
	Republic of Guatemala	4.875%	2/13/28	15,180	14,099
	Republic of Guatemala	5.250%	8/10/29	12,595	11,633
[8]	Republic of Guatemala	4.900%	6/1/30	8,200	7,445
[4]	Republic of Guatemala	7.050%	10/4/32	25,000	25,106
[4]	Republic of Guatemala	6.600%	6/13/36	7,880	7,573
					69,945
11

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Honduras (0.8%)
[8]	Republic of Honduras	7.500%	3/15/24	4,036	4,033
	Republic of Honduras	5.625%	6/24/30	20,011	17,089
					21,122
Hungary (0.7%)
	Republic of Hungary	5.375%	3/25/24	662	661
[6]	Republic of Hungary	5.000%	2/22/27	16,650	17,657
					18,318
India (0.1%)
	Export-Import Bank of India	3.250%	1/15/30	3,000	2,553
Indonesia (2.8%)
[11]	Indonesia Treasury Bond	7.000%	2/15/33	512,307,000	33,388
	Republic of Indonesia	4.150%	9/20/27	28,266	26,956
	Republic of Indonesia	6.625%	2/17/37	15,123	16,070
					76,414
Israel (0.7%)
	State of Israel	4.500%	1/17/33	19,870	18,485
Ivory Coast (0.6%)
[8]	Ivory Coast	6.375%	3/3/28	3,980	3,729
[6,8]	Ivory Coast	4.875%	1/30/32	3,980	3,185
[6,8]	Ivory Coast	6.875%	10/17/40	2,815	2,181
[6,8]	Ivory Coast	6.625%	3/22/48	10,599	7,632
					16,727
Jordan (0.6%)
	Kingdom of Jordan	7.500%	1/13/29	13,250	12,942
	Kingdom of Jordan	7.375%	10/10/47	5,130	4,221
					17,163
Kazakhstan (0.2%)
[12]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	6,198
Kenya (0.7%)
	Republic of Kenya	6.875%	6/24/24	20,980	19,468
Lebanon (0.1%)
[9]	Lebanon Republic	8.250%	4/12/21	2,430	286
[9]	Lebanon Republic	6.100%	10/4/22	2,250	180
[9]	Lebanon Republic	6.650%	4/22/24	2,890	229
[9]	Lebanon Republic	7.000%	3/20/28	6,310	507
[9]	Lebanon Republic	6.650%	2/26/30	4,900	391
[9]	Lebanon Republic	7.150%	11/20/31	1,445	115
[9]	Lebanon Republic	8.200%	5/17/33	1,445	115
[9]	Lebanon Republic	8.250%	5/17/34	1,445	117
					1,940
Mexico (5.2%)
[13]	Mexican Bonos	7.500%	5/26/33	904,660	44,358
[13]	Mexican Bonos	8.000%	5/24/35	297,485	14,893
	Petroleos Mexicanos	4.500%	1/23/26	11,270	10,062
	United Mexican States	5.400%	2/9/28	9,937	9,788
	United Mexican States	2.659%	5/24/31	20,435	16,147
	United Mexican States	7.500%	4/8/33	14,700	15,846
	United Mexican States	3.500%	2/12/34	11,250	8,797
	United Mexican States	6.350%	2/9/35	7,198	7,045
	United Mexican States	4.400%	2/12/52	3,640	2,525
12

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United Mexican States	6.338%	5/4/53	9,813	8,950
					138,411
Morocco (1.4%)
	Kingdom of Morocco	5.950%	3/8/28	12,000	11,831
[6]	Kingdom of Morocco	2.000%	9/30/30	11,930	10,060
[6]	Kingdom of Morocco	1.500%	11/27/31	3,750	2,894
	Kingdom of Morocco	6.500%	9/8/33	7,420	7,295
	Kingdom of Morocco	4.000%	12/15/50	6,999	4,351
					36,431
Mozambique (0.2%)
	Republic of Mozambique	9.000%	9/15/31	6,850	5,407
Namibia (0.2%)
	Republic of Namibia	5.250%	10/29/25	4,902	4,626
Nigeria (2.3%)
	Republic of Nigeria	6.500%	11/28/27	7,790	6,509
	Republic of Nigeria	6.125%	9/28/28	10,164	8,105
	Republic of Nigeria	8.375%	3/24/29	12,408	10,640
	Republic of Nigeria	8.747%	1/21/31	9,980	8,426
	Republic of Nigeria	7.875%	2/16/32	10,532	8,311
	Republic of Nigeria	7.625%	11/28/47	11,000	7,356
	Republic of Nigeria	8.250%	9/28/51	19,597	13,615
					62,962
Oman (3.1%)
	Sultanate of Oman	4.750%	6/15/26	48,550	47,119
	Sultanate of Oman	6.750%	10/28/27	6,646	6,765
	Sultanate of Oman	5.625%	1/17/28	3,980	3,881
	Sultanate of Oman	6.500%	3/8/47	11,541	10,313
	Sultanate of Oman	6.750%	1/17/48	17,105	15,729
					83,807
Pakistan (0.5%)
	Islamic Republic of Pakistan	8.875%	4/8/51	27,746	12,763
Panama (3.2%)
[4]	Panama Bonos del Tesoro	6.375%	7/25/33	18,022	17,170
	Republic of Panama	3.750%	3/16/25	3,448	3,327
	Republic of Panama	6.875%	1/31/36	18,510	18,535
[8]	Republic of Panama	4.300%	4/29/53	23,978	15,654
	Republic of Panama	4.500%	4/1/56	7,023	4,629
[8]	Republic of Panama	3.870%	7/23/60	43,954	25,376
					84,691
Paraguay (1.6%)
	Republic of Paraguay	5.000%	4/15/26	17,161	16,731
	Republic of Paraguay	4.700%	3/27/27	4,890	4,687
[8]	Republic of Paraguay	4.950%	4/28/31	19,067	17,645
[8]	Republic of Paraguay	5.400%	3/30/50	5,270	4,147
					43,210
Peru (4.1%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	198
	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	1,903	1,638
	Republic of Peru	2.783%	1/23/31	107,643	88,244
[4,14]	Republic of Peru	7.300%	8/12/33	79,210	20,876
					110,956
13

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Philippines (0.4%)
[6]	Republic of Philippines	1.750%	4/28/41	16,378	10,881
Poland (1.3%)
[6]	Bank Gospodarstwa Krajowego	0.500%	7/8/31	900	684
[6]	Republic of Poland	2.750%	5/25/32	1,000	952
	Republic of Poland	5.750%	11/16/32	15,482	15,499
[6]	Republic of Poland	3.875%	2/14/33	7,493	7,656
[6]	Republic of Poland	4.250%	2/14/43	7,200	7,025
	Republic of Poland	5.500%	4/4/53	2,159	1,951
					33,767
Romania (2.8%)
	Romania	5.250%	11/25/27	11,200	10,906
[6]	Romania	2.125%	3/7/28	4,600	4,214
[6]	Romania	6.625%	9/27/29	8,750	9,489
[6]	Romania	1.375%	12/2/29	14,403	11,663
[6]	Romania	1.750%	7/13/30	39,975	31,855
[6]	Romania	2.750%	4/14/41	10,971	6,776
					74,903
Russia (0.2%)
[6,9]	Russian Federation	2.650%	5/27/36	11,900	4,194
Saudi Arabia (2.2%)
	Kingdom of Saudi Arabia	5.500%	10/25/32	2,708	2,712
	Kingdom of Saudi Arabia	4.500%	10/26/46	10,782	8,499
	Kingdom of Saudi Arabia	3.250%	11/17/51	14,355	8,803
	Kingdom of Saudi Arabia	5.000%	1/18/53	46,785	38,825
					58,839
Senegal (0.8%)
[8]	Republic of Senegal	6.250%	5/23/33	9,282	7,458
[6,8]	Republic of Senegal	5.375%	6/8/37	2,946	1,985
[8]	Republic of Senegal	6.750%	3/13/48	19,997	13,441
					22,884
Serbia (1.0%)
[6]	Republic of Serbia	3.125%	5/15/27	27,413	26,149
South Africa (3.8%)
	Republic of South Africa	4.850%	9/30/29	12,234	10,473
[15]	Republic of South Africa	8.875%	2/28/35	517,970	21,568
[15]	Republic of South Africa	8.500%	1/31/37	318,850	12,302
	Republic of South Africa	5.650%	9/27/47	6,502	4,317
	Republic of South Africa	5.750%	9/30/49	61,238	40,524
[15]	Republic of South Africa	11.625%	3/31/53	266,905	12,773
					101,957
South Korea (0.2%)
	Korea National Oil Corp.	2.625%	4/14/26	2,087	1,943
	Korea National Oil Corp.	2.500%	10/24/26	3,160	2,890
	Korea South-East Power Co. Ltd.	1.000%	2/3/26	1,321	1,191
					6,024
Sri Lanka (0.8%)
[9]	Republic of Sri Lanka	6.125%	6/3/25	8,504	4,132
[9]	Republic of Sri Lanka	6.825%	7/18/26	12,679	6,109
[9]	Republic of Sri Lanka	6.750%	4/18/28	5,319	2,477
[9]	Republic of Sri Lanka	7.850%	3/14/29	14,755	6,863
14

Emerging Markets Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	Republic of Sri Lanka	7.550%	3/28/30	1,686	783
					20,364
Supranational (0.3%)
	Banque Ouest Africaine De Developpement	4.700%	10/22/31	8,800	6,997
Trinidad & Tobago (0.3%)
[4]	Republic of Trinidad &Tobago	5.950%	1/14/31	7,205	7,109
Tunisia (0.3%)
	Tunisian Republic	5.750%	1/30/25	13,250	9,105
Turkey (1.5%)
	Republic of Turkey	5.750%	5/11/47	59,583	40,190
Ukraine (1.1%)
[9]	Ukraine	7.750%	9/1/25	11,800	3,893
[9]	Ukraine	8.994%	2/1/26	14,610	4,687
[9]	Ukraine	7.750%	9/1/26	18,898	5,597
[9]	Ukraine	7.750%	9/1/27	22,715	6,531
[9]	Ukraine	7.750%	9/1/28	12,465	3,631
[9]	Ukraine	9.750%	11/1/30	2,160	640
[9]	Ukraine	6.876%	5/21/31	5,900	1,566
[9]	Ukraine	7.375%	9/25/34	4,700	1,247
[9]	Ukraine	7.253%	3/15/35	8,200	2,199
[8,9]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	38	35
					30,026
United Arab Emirates (0.7%)
	Finance Department Government of Sharjah	6.500%	11/23/32	18,620	18,525
Uruguay (0.2%)
	Oriental Republic of Uruguay	7.875%	1/15/33	4,355	5,074
Uzbekistan (1.5%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	23,880
	Uzbekneftegaz JSC	4.750%	11/16/28	19,561	15,766
					39,646
Venezuela (0.0%)
[9]	Republic of Venezuela	11.750%	10/21/26	640	61
[9]	Republic of Venezuela	7.000%	3/31/38	1,500	142
					203
Vietnam (0.5%)
	Socialist Republic of Vietnam	4.800%	11/19/24	12,500	12,273
Total Sovereign Bonds (Cost $2,145,782)					1,886,017
				Shares
Temporary Cash Investments (7.4%)
Money Market Fund (7.4%)
[16]	Vanguard Market Liquidity Fund (Cost $198,912)	5.391%		1,989,572	198,937

15

Emerging Markets Bond Fund
	Counterparty	Expiration Date	Exercise Price	Notional Value ($000)	Market Value• ($000)
Options Purchased (0.1%)
Foreign Currency Options (0.1%)
Call Options
USD	BANA	11/17/23	MXN 17.465	87,218	1,737
USD	JPMC	12/15/23	BRL 5.000	25,439	802
USD	MSCS	10/27/23	BRL 5.120	25,571	226
Total Options Purchased (Cost $2,100)					2,765
Total Investments (100.7%) (Cost $3,024,518)					2,703,293
Other Assets and Liabilities—Net (-0.7%)					(19,143)
Net Assets (100.0%)					2,684,150
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $6,638,000 have been segregated as initial margin for open centrally cleared swap contracts.
2	Securities with a value of $9,042,000 have been segregated as initial margin for open futures contracts.
3	Guaranteed by the Republic of Azerbaijan.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $191,703,000, representing 7.1% of net assets.
5	Guaranteed by the Republic of Chile.
6	Face amount denominated in euro.
7	Face amount denominated in Swiss francs.
8	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
9	Non-income-producing security—security in default.
10	Step bond.
11	Face amount denominated in Indonesian rupiah.
12	Face amount denominated in Kazakhstan Tenge.
13	Face amount denominated in Mexican pesos.
14	Face amount denominated in Peruvian soles
15	Face amount denominated in South African rand.
16	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
BANA—Bank of America, N.A.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
USD—U.S. dollar.
BRL—Brazilian real.
MXN—Mexican peso.
16

Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Options Written
	Counterparty	Expiration Date	Exercise Price	Notional Amount ($000)	Market Value ($000)
Foreign Currency Options
Call Options
USD	BANA	11/17/23	MXN 18.150	87,218	(735)
USD	JPMC	12/15/23	BRL 5.250	25,439	(334)
Total Options Written (Premiums Received $823)					(1,069)
BANA—Bank of America, N.A.
JPMC—JPMorgan Chase Bank, N.A.
USD—U.S. dollar.
BRL—Brazilian real.
MXN—Mexican peso.

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	3,348	678,676	(368)
5-Year U.S. Treasury Note	December 2023	2,472	260,448	(2,183)
10-Year U.S. Treasury Note	December 2023	2,102	227,147	(4,028)
				(6,579)
Short Futures Contracts
Euro-Bund	December 2023	(171)	(23,257)	396
Euro-Buxl	December 2023	(37)	(4,787)	259
Long U.S. Treasury Bond	December 2023	(119)	(13,540)	625
Ultra 10-Year U.S. Treasury Note	December 2023	(1,330)	(148,378)	2,364
Ultra Long U.S. Treasury Bond	December 2023	(36)	(4,273)	218
				3,862
				(2,717)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
BNP Paribas	10/2/23	BRL	133,634	USD	26,476	102	—
BNP Paribas	10/2/23	BRL	66,865	USD	13,447	—	(149)
Royal Bank of Canada	10/2/23	BRL	66,769	USD	13,288	—	(10)
Morgan Stanley Capital Services Inc.	10/31/23	BRL	37,927	USD	7,525	—	(13)
JPMorgan Chase Bank, N.A.	12/19/23	BRL	24,000	USD	4,870	—	(142)
Morgan Stanley Capital Services Inc.	12/20/23	CAD	1,362	USD	1,016	—	(12)
17

Emerging Markets Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Standard Chartered Bank	12/20/23	EUR	25,731	USD	27,599	—	(289)
Standard Chartered Bank	12/20/23	HUF	4,888,439	USD	13,432	—	(332)
Morgan Stanley Capital Services Inc.	12/20/23	INR	931,400	USD	11,206	—	(32)
BNP Paribas	12/20/23	INR	793,385	USD	9,533	—	(15)
Bank of America, N.A.	12/20/23	INR	563,121	USD	6,747	9	—
JPMorgan Chase Bank, N.A.	12/20/23	JPY	3,009,666	USD	20,418	—	(1)
BNP Paribas	12/20/23	JPY	1,970,821	USD	13,500	—	(130)
Bank of America, N.A.	11/22/23	MXN	270,373	USD	15,634	—	(259)
HSBC Bank plc	12/20/23	THB	484,764	USD	13,355	57	—
Barclays Bank plc	12/20/23	TRY	107,426	USD	3,770	—	(190)
BNP Paribas	10/2/23	USD	26,686	BRL	133,634	109	—
Morgan Stanley Capital Services Inc.	12/20/23	USD	13,516	BRL	68,560	13	—
BNP Paribas	10/2/23	USD	13,247	BRL	66,865	—	(51)
Royal Bank of Canada	11/1/23	USD	13,230	BRL	66,769	6	—
Royal Bank of Canada	10/2/23	USD	13,228	BRL	66,769	—	(51)
Standard Chartered Bank	12/20/23	USD	1,916	CHF	1,695	47	—
BNP Paribas	12/20/23	USD	13,408	CNH	97,506	—	(2)
Standard Chartered Bank	12/20/23	USD	13,355	CNH	97,125	—	(2)
Standard Chartered Bank	12/20/23	USD	13,470	CZK	308,733	117	—
Citibank, N.A.	12/20/23	USD	3,063	CZK	70,038	34	—
BNP Paribas	12/20/23	USD	213,041	EUR	197,631	3,274	—
Standard Chartered Bank	12/20/23	USD	13,325	EUR	12,450	111	—
Morgan Stanley Capital Services Inc.	12/20/23	USD	6,776	EUR	6,393	—	(10)
Standard Chartered Bank	12/20/23	USD	36,182	IDR	556,330,342	192	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	41,540	JPY	6,036,390	591	—
State Street Bank & Trust Co.	12/20/23	USD	6,750	JPY	986,817	55	—
Royal Bank of Canada	12/20/23	USD	67,382	MXN	1,174,962	885	—
State Street Bank & Trust Co.	12/20/23	USD	20,302	MXN	361,227	—	(142)
State Street Bank & Trust Co.	12/20/23	USD	1	MXN	14	—	—
Royal Bank of Canada	12/20/23	USD	22,493	PEN	83,728	483	—
State Street Bank & Trust Co.	12/20/23	USD	13,408	PLN	58,391	87	—
BNP Paribas	12/20/23	USD	13,192	PLN	56,916	207	—
Barclays Bank plc	12/20/23	USD	20,310	TRY	551,789	1,920	—
Barclays Bank plc	12/20/23	USD	6,884	TRY	207,509	—	(32)
Standard Chartered Bank	12/20/23	USD	939	TRY	26,135	68	—
18

Emerging Markets Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Standard Chartered Bank	12/20/23	USD	26,703	ZAR	507,606	87	—
State Street Bank & Trust Co.	12/20/23	USD	281	ZAR	5,374	—	(1)
						8,454	(1,865)
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CNH—Chinese yuan (offshore).
CZK—Czech koruna.
EUR—euro.
HUF—Hungarian forint.
IDR—Indonesian rupiah.
INR—Indian rupee.
JPY—Japanese yen.
MXN—Mexican peso.
PEN—Peruvian sol.
PLN—Polish zloty.
THB—Thai baht.
TRY—Turkish lira.
USD—U.S. dollar.
ZAR—South African rand.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
People’s Republic of China/A1	12/21/28	BARC	21,240	1.000	181	254	—	(73)
Petroleos Mexicanos/B1	6/21/24	BANA	19,740	1.000	(208)	(329)	121	—
Republic of Philippines/Baa2	12/21/28	GSI	21,450	1.000	158	234	—	(76)
Republic of South Africa/Ba2	12/21/28	BANA	1,015	1.000	(78)	(73)	—	(5)
					53	86	121	(154)
Credit Protection Purchased
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	1,952	1,025	927	—
Republic of Chile	12/21/28	BANA	18,265	(1.000)	(230)	(230)	—	—
19

Emerging Markets Bond Fund
Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Chile	12/21/28	BARC	18,265	(1.000)	(230)	(232)	2	—
Republic of Turkey	6/21/28	BARC	22,700	(1.000)	2,418	4,111	—	(1,693)
					3,910	4,674	929	(1,693)
					3,963	4,760	1,050	(1,847)
1 Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $14,953,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/24/25	7/24/24[1]	62,985,890[2]	0.000[3]	(7.270)[4]	771	743
9/17/25	N/A	174,488,977[5]	3.205[6]	(3.800)[7]	(1,662)	(1,662)
9/8/28	N/A	253,342[8]	6.400[9]	(4.535)[10]	166	166
9/20/28	N/A	72,517,619[5]	3.800[7]	(3.045)[6]	1,874	1,874
12/20/28	12/20/23[1]	2,621,532[11]	6.719[12]	(0.000)[13]	(107)	(106)
					1,042	1,015
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Notional amount denominated in Hungarian Forint.
3	Based on Budapest Interbank Offered Rate as of the most recent reset date. Interest payment received/paid semiannually.
4	Interest payment received/paid at maturity.
5	Face amount denominated in Korean won.
6	Interest payment received/paid quarterly.
7	Based on South Korean Won 3 Month Certificate of Deposit Rate as of the most recent reset date. Interest payment received/paid quarterly.
8	Notional amount denominated in Polish Zloty.
9	Based on Warsaw Interbank Offered Rate as of the most recent reset date. Interest payment received/paid semiannually.
10	Interest payment received/paid annually.
11	Notional amount denominated in Indian rupee.
12	Interest payment received/paid semiannually.
13	Based on 1-day Overnight Mumbai Interbank Outright Rate as of the most recent reset date. Interest payment received/paid semiannually.

See accompanying Notes, which are an integral part of the Financial Statements.
20

Emerging Markets Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $2,825,606)	2,504,356
Affiliated Issuers (Cost $198,912)	198,937
Total Investments in Securities	2,703,293
Investment in Vanguard	90
Cash	5,977
Foreign Currency, at Value (Cost $1,099)	1,090
Receivables for Investment Securities Sold	5,320
Receivables for Accrued Income	44,604
Receivables for Capital Shares Issued	13,915
Swap Premiums Paid	5,624
Variation Margin Receivable—Futures Contracts	615
Unrealized Appreciation—Forward Currency Contracts	8,454
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,050
Total Assets	2,790,032
Liabilities
Payables for Investment Securities Purchased	80,232
Payables for Capital Shares Redeemed	17,259
Payables for Distributions	2,187
Payables to Vanguard	451
Options Written, at Value (Premiums Received $823)	1,069
Swap Premiums Received	864
Unrealized Depreciation—Forward Currency Contracts	1,865
Variation Margin Payable—Centrally Cleared Swap Contracts	108
Unrealized Depreciation—Over-the-Counter Swap Contracts	1,847
Total Liabilities	105,882
Net Assets	2,684,150
21

Emerging Markets Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	3,262,441
Total Distributable Earnings (Loss)	(578,291)
Net Assets	2,684,150

Investor Shares—Net Assets
Applicable to 20,677,623 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	193,094
Net Asset Value Per Share—Investor Shares	$9.34

Admiral Shares—Net Assets
Applicable to 114,670,498 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,491,056
Net Asset Value Per Share—Admiral Shares	$21.72

See accompanying Notes, which are an integral part of the Financial Statements.
22

Emerging Markets Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1,2]	166,088
Total Income	166,088
Expenses
The Vanguard Group—Note B
Investment Advisory Services	237
Management and Administrative—Investor Shares	976
Management and Administrative—Admiral Shares	8,342
Marketing and Distribution—Investor Shares	14
Marketing and Distribution—Admiral Shares	124
Custodian Fees	125
Auditing Fees	43
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	77
Trustees’ Fees and Expenses	1
Other Expenses	15
Total Expenses	9,973
Expenses Paid Indirectly	(43)
Net Expenses	9,930
Net Investment Income	156,158
Realized Net Gain (Loss)
Investment Securities Sold[1,3]	(141,909)
Futures Contracts	3,249
Options Purchased	(1,693)
Options Written	102
Swap Contracts	6,554
Forward Currency Contracts	(10,078)
Foreign Currencies	3,356
Realized Net Gain (Loss)	(140,419)
23

Emerging Markets Bond Fund
Statement of Operations (continued)
Year Ended September 30, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	274,253
Futures Contracts	50
Options Purchased	1,789
Options Written	(246)
Swap Contracts	(3,049)
Forward Currency Contracts	334
Foreign Currencies	2,186
Change in Unrealized Appreciation (Depreciation)	275,317
Net Increase (Decrease) in Net Assets Resulting from Operations	291,056
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $7,721,000, $60,000, $1,000, and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Interest is net of foreign withholding taxes of $111,000.
3	Realized gain (loss) is net of foreign capital gain taxes of $97,000.

See accompanying Notes, which are an integral part of the Financial Statements.
24

Emerging Markets Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	156,158	112,373
Realized Net Gain (Loss)	(140,419)	(108,234)
Change in Unrealized Appreciation (Depreciation)	275,317	(558,653)
Net Increase (Decrease) in Net Assets Resulting from Operations	291,056	(554,514)
Distributions
Investor Shares	(12,704)	(16,513)
Admiral Shares	(154,393)	(140,877)
Total Distributions	(167,097)	(157,390)
Capital Share Transactions
Investor Shares	11,880	(110,539)
Admiral Shares	488,748	351,587
Net Increase (Decrease) from Capital Share Transactions	500,628	241,048
Total Increase (Decrease)	624,587	(470,856)
Net Assets
Beginning of Period	2,059,563	2,530,419
End of Period	2,684,150	2,059,563

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.74	$11.88	$11.73	$11.19	$10.36
Investment Operations
Net Investment Income[1]	.594	.470	.386	.495	.524
Net Realized and Unrealized Gain (Loss) on Investments	.644	(2.929)	.304	.655	.826
Total from Investment Operations	1.238	(2.459)	.690	1.150	1.350
Distributions
Dividends from Net Investment Income	(.638)	(.488)	(.391)	(.400)	(.520)
Distributions from Realized Capital Gains	—	(.193)	(.149)	(.210)	—
Total Distributions	(.638)	(.681)	(.540)	(.610)	(.520)
Net Asset Value, End of Period	$9.34	$8.74	$11.88	$11.73	$11.19
Total Return[2]	14.30%	-21.51%	5.91%	10.67%	13.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$193	$170	$348	$129	$64
Ratio of Total Expenses to Average Net Assets	0.55%[3]	0.55%[3]	0.55%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets	6.28%	4.44%	3.21%	4.40%	4.73%
Portfolio Turnover Rate	121%	168%	186%	266%	272%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.55%.

See accompanying Notes, which are an integral part of the Financial Statements.
26

Emerging Markets Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.33	$27.64	$27.30	$26.03	$24.11
Investment Operations
Net Investment Income[1]	1.431	1.160	.942	1.192	1.228
Net Realized and Unrealized Gain (Loss) on Investments	1.477	(6.844)	.695	1.535	1.940
Total from Investment Operations	2.908	(5.684)	1.637	2.727	3.168
Distributions
Dividends from Net Investment Income	(1.518)	(1.176)	(.950)	(.969)	(1.248)
Distributions from Realized Capital Gains	—	(.450)	(.347)	(.488)	—
Total Distributions	(1.518)	(1.626)	(1.297)	(1.457)	(1.248)
Net Asset Value, End of Period	$21.72	$20.33	$27.64	$27.30	$26.03
Total Return[2]	14.45%	-21.39%	6.03%	10.89%	13.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,491	$1,890	$2,182	$854	$306
Ratio of Total Expenses to Average Net Assets	0.40%[3]	0.40%[3]	0.40%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	6.49%	4.81%	3.37%	4.54%	4.88%
Portfolio Turnover Rate	121%	168%	186%	266%	272%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.40%.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Emerging Markets Bond Fund
Notes to Financial Statements
Vanguard Emerging Markets Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, fixed income benchmark curves, foreign exchange rates, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
28

Emerging Markets Bond Fund
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Assets and Liabilities as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Assets and Liabilities as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2023, the fund’s average value of investments in options purchased and options written represented less than 1% of net assets, based on the average market values at each quarter-end during the period.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 17% and 13% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any
29

Emerging Markets Bond Fund
collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 27% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the
30

Emerging Markets Bond Fund
fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 6% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 11% of net assets, based on the average of notional amounts at each quarter-end during the period.
7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
31

Emerging Markets Bond Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in
32

Emerging Markets Bond Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $90,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $43,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
33

Emerging Markets Bond Fund
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	63,187	—	63,187
Corporate Bonds	—	552,387	—	552,387
Sovereign Bonds	—	1,886,017	—	1,886,017
Temporary Cash Investments	198,937	—	—	198,937
Options Purchased	—	2,765	—	2,765
Total	198,937	2,504,356	—	2,703,293
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,862	—	—	3,862
Forward Currency Contracts	—	8,454	—	8,454
Swap Contracts	2,783[1]	1,050	—	3,833
Total	6,645	9,504	—	16,149
Liabilities
Options Written	—	1,069	—	1,069
Futures Contracts[1]	6,579	—	—	6,579
Forward Currency Contracts	—	1,865	—	1,865
Swap Contracts	1,768[1]	1,847	—	3,615
Total	8,347	4,781	—	13,128
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Investments in Secuties, at Value—Unaffiliated Issuers (Options Purchased)	—	2,765	—	2,765
Swap Premiums Paid	—	—	5,624	5,624
Unrealized Appreciation—Futures Contracts[1]	3,862	—	—	3,862
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	2,783	—	—	2,783
Unrealized Appreciation—Forward Currency Contracts	—	8,454	—	8,454
34

Emerging Markets Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Appreciation— Over-the-Counter Swap Contracts	—	—	1,050	1,050
Total Assets	6,645	11,219	6,674	24,538

Options Written, at Value	—	1,069	—	1,069
Swap Premiums Received	—	—	864	864
Unrealized Depreciation—Futures Contracts[1]	6,579	—	—	6,579
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	1,768	—	—	1,768
Unrealized Depreciation—Forward Currency Contracts	—	1,865	—	1,865
Unrealized Depreciation— Over-the-Counter Swap Contracts	—	—	1,847	1,847
Total Liabilities	8,347	2,934	2,711	13,992
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	3,249	—	—	3,249
Options Purchased	—	(1,693)	—	(1,693)
Options Written	—	102	—	102
Swap Contracts	(476)	—	7,030	6,554
Forward Currency Contracts	—	(10,078)	—	(10,078)
Realized Net Gain (Loss) on Derivatives	2,773	(11,669)	7,030	(1,866)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	50	—	—	50
Options Purchased	—	1,789	—	1,789
Options Written	—	(246)	—	(246)
Swap Contracts	(122)	—	(2,927)	(3,049)
Forward Currency Contracts	—	334	—	334
Change in Unrealized Appreciation (Depreciation) on Derivatives	(72)	1,877	(2,927)	(1,122)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
35

Emerging Markets Bond Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions, swap agreements, tax expense on capital gains, and corporate actions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the deferral of losses from straddles; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; the treatment of amortization adjustments from certain fixed income securities; and corporate actions. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,304
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(255,953)
Capital Loss Carryforwards	(335,457)
Qualified Late-Year Losses	—
Other Temporary Differences	(2,186)
Total	(578,292)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	167,097	146,873
Long-Term Capital Gains	—	10,517
Total	167,097	157,390
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,961,404
Gross Unrealized Appreciation	24,638
Gross Unrealized Depreciation	(280,591)
Net Unrealized Appreciation (Depreciation)	(255,953)
G.	During the year ended September 30, 2023, the fund purchased $2,933,302,000 of investment securities and sold $2,442,485,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $240,261,000 and $210,431,000, respectively.
36

Emerging Markets Bond Fund
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	191,927	20,270	149,839	14,152
Issued in Lieu of Cash Distributions	11,397	1,205	15,184	1,423
Redeemed	(191,444)	(20,241)	(275,562)	(25,467)
Net Increase (Decrease)—Investor Shares	11,880	1,234	(110,539)	(9,892)
Admiral Shares
Issued	1,165,057	52,664	1,382,857	57,046
Issued in Lieu of Cash Distributions	134,961	6,130	120,787	4,991
Redeemed	(811,270)	(37,059)	(1,152,057)	(48,043)
Net Increase (Decrease)—Admiral Shares	488,748	21,735	351,587	13,994
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
At September 30, 2023, one shareholder was a record or beneficial owner of 39% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Emerging Markets Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
38

Tax information (unaudited)
The fund hereby designates $4,838,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
39

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q14310 112023

Annual Report  |  September 30, 2023
Vanguard Institutional Bond Funds
Vanguard Institutional Short-Term Bond Fund
Vanguard Institutional Intermediate-Term Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Institutional Short-Term Bond Fund returned 2.86%, a better performance than its benchmark, the Bloomberg U.S. Government/Credit 1–3 Year ex Baa Index, which returned 2.62%. Vanguard Institutional Intermediate-Term Bond Fund also outperformed its benchmark, the Bloomberg U.S. Intermediate Aggregate ex Baa Index, by returning 1.88% compared with 1.07%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	In the Short-Term Bond Fund, positive selection in investment-grade corporates and emerging markets helped returns, while a slightly long duration relative to its benchmark, and out-of-benchmark exposure to structured products detracted.
•	In the Intermediate-Term Bond Fund, a shorter duration than its benchmark was a key contributor to its outperformance as rates rose over the period. Selection in asset-backed securities and emerging markets, positioning in mortgage-backed securities, and an underweight allocation to commercial mortgage-backed securities also added value.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund	$1,000.00	$1,005.20	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$981.80	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund	$1,000.00	$1,024.97	$0.10
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratio for that period are 0.02% for Institutional Short-Term Bond Fund and 0.02% for Institutional Intermediate-Term Bond Fund. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Institutional Short-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Short-Term Bond Fund Institutional Plus Shares	2.86%	1.45%	1.31%	$11,391,272
Bloomberg U.S. Government/Credit 1–3 Year ex Baa Index	2.62	1.13	0.93	10,966,123
Bloomberg U.S. Aggregate Float Adjusted Index	0.78	0.18	1.16	11,226,380
The fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund
Fund Allocation
As of September 30, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	33.3%
Corporate Bonds	37.0
Sovereign Bonds	2.6
Taxable Municipal Bonds	1.0
U.S. Government and Agency Obligations	26.1
The table reflects the fund’s investments, except for temporary cash investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Short-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (25.7%)
U.S. Government Securities (25.3%)
	United States Treasury Note/Bond	0.375%	7/15/24	13,586	13,055
	United States Treasury Note/Bond	3.000%	7/31/24	143,972	141,025
	United States Treasury Note/Bond	0.375%	8/15/24	140,846	134,728
	United States Treasury Note/Bond	0.375%	9/15/24	83,000	79,096
	United States Treasury Note/Bond	4.250%	9/30/24	18,250	18,036
	United States Treasury Note/Bond	0.625%	10/15/24	39,360	37,460
	United States Treasury Note/Bond	0.750%	11/15/24	11,015	10,459
	United States Treasury Note/Bond	1.500%	11/30/24	103,226	98,726
	United States Treasury Note/Bond	4.500%	11/30/24	277,000	274,143
	United States Treasury Note/Bond	4.250%	12/31/24	78,757	77,674
	United States Treasury Note/Bond	4.125%	1/31/25	25,500	25,102
	United States Treasury Note/Bond	1.500%	2/15/25	29,892	28,388
	United States Treasury Note/Bond	4.625%	2/28/25	24,000	23,779
	United States Treasury Note/Bond	3.875%	3/31/25	28,900	28,322
[1]	United States Treasury Note/Bond	2.625%	4/15/25	75,000	72,117
	United States Treasury Note/Bond	2.750%	5/15/25	80,000	76,950
	United States Treasury Note/Bond	0.250%	5/31/25	150,000	138,281
	United States Treasury Note/Bond	4.250%	5/31/25	239,000	235,415
	United States Treasury Note/Bond	2.875%	6/15/25	123,266	118,644
	United States Treasury Note/Bond	4.750%	7/31/25	204,899	203,522
	United States Treasury Note/Bond	5.000%	8/31/25	9,000	8,982
	United States Treasury Note/Bond	4.375%	8/15/26	165,209	163,144
[2]	United States Treasury Note/Bond	4.625%	9/30/28	55,000	55,026
					2,062,074
Nonconventional Mortgage-Backed Securities (0.4%)
[3,4]	Fannie Mae REMICS	3.000%	9/25/50–11/25/51	5,632	3,285
[3,4]	Freddie Mac REMICS	2.000%	12/25/51	356	153
[3,4]	Freddie Mac REMICS	3.000%	7/25/51–10/25/51	5,846	3,331
[3]	Ginnie Mae REMICS	1.500%	5/20/51–12/20/51	1,969	932
[3]	Ginnie Mae REMICS	2.000%	11/20/51	2,031	893
[3]	Ginnie Mae REMICS	2.500%	9/20/51	4,177	2,560
[3]	Ginnie Mae REMICS	3.000%	11/20/50–12/20/51	41,859	25,335
[3]	Ginnie Mae REMICS	3.500%	11/20/51	757	479
					36,968
Total U.S. Government and Agency Obligations (Cost $2,140,287)					2,099,042
Asset-Backed/Commercial Mortgage-Backed Securities (32.8%)
[3]	Ally Auto Receivables Trust Series 2022-1	3.450%	6/15/27	5,930	5,654
[3]	Ally Auto Receivables Trust Series 2022-3	5.070%	4/15/27	13,780	13,648

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Ally Auto Receivables Trust Series 2023-1	5.460%	5/15/28	13,520	13,498
[3]	Ally Auto Receivables Trust Series 2023-1	5.270%	11/15/28	2,900	2,870
[3]	American Express Credit Account Master Trust Series 2022-2	3.390%	5/15/27	35,880	34,624
[3]	American Express Credit Account Master Trust Series 2022-3	3.750%	8/15/27	86,260	83,508
[3]	American Express Credit Account Master Trust Series 2023-1	4.870%	5/15/28	30,860	30,451
[3]	American Express Credit Account Master Trust Series 2023-2	4.800%	5/15/30	34,520	33,818
[3]	American Express Credit Account Master Trust Series 2023-4	5.150%	9/16/30	28,810	28,638
[3,5]	ARI Fleet Lease Trust Series 2022-A	3.120%	1/15/31	3,844	3,780
[3,5]	ARI Fleet Lease Trust Series 2022-A	3.430%	1/15/31	4,150	3,998
[3,5]	Avis Budget Rental Car Funding AESOP LLC Series 2019-2A	3.350%	9/22/25	12,150	11,884
[3,5]	Avis Budget Rental Car Funding AESOP LLC Series 2021-2A	1.660%	2/20/28	5,420	4,724
[3,5]	Avis Budget Rental Car Funding AESOP LLC Series 2023-5A	5.780%	4/20/28	12,800	12,673
[3,5]	Avis Budget Rental Car Funding AESOP LLC Series 2023-7A	5.900%	8/21/28	4,500	4,477
[3,5]	Avis Budget Rental Car Funding AESOP LLC Series 2023-8A	6.020%	2/20/30	7,270	7,267
[3]	BA Credit Card Trust Series 2022-A2	5.000%	4/15/28	16,150	15,985
[3]	BA Credit Card Trust Series 2023-A1	4.790%	5/15/28	34,860	34,374
[3]	BANK Series 2017-BNK6	3.254%	7/15/60	440	404
[3]	BANK Series 2017-BNK6	3.518%	7/15/60	420	385
[3]	BANK Series 2017-BNK7	3.435%	9/15/60	280	255
[3]	BANK Series 2017-BNK8	3.488%	11/15/50	1,120	976
[3]	BANK Series 2018-BNK10	3.641%	2/15/61	332	315
[3]	BANK Series 2019-BNK19	3.183%	8/15/61	470	384
[3]	BANK Series 2019-BNK20	3.011%	9/15/62	100	82
[3]	BANK Series 2020-BNK30	1.673%	12/15/53	700	584
[3,5]	Bank of America Auto Trust Series 2023-1A	5.530%	2/15/28	21,360	21,306
[3,5]	Bank of America Auto Trust Series 2023-1A	5.390%	7/16/29	5,940	5,907
[3]	Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	160	148
[3]	BBCMS Mortgage Trust Series 2022-C16	4.021%	6/15/55	740	709
[3]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	530	480
[3]	Benchmark Mortgage Trust Series 2018-B8	3.963%	1/15/52	400	367
[3]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	1,000	834
[3]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	600	504
[3]	BMW Vehicle Owner Trust Series 2022-A	3.440%	12/26/28	14,200	13,512
[3]	BMW Vehicle Owner Trust Series 2023-A	5.470%	2/25/28	10,770	10,731
[3]	BMW Vehicle Owner Trust Series 2023-A	5.250%	11/26/29	3,480	3,452
[2,3,5]	BPR Trust Series 2023-BRK2	7.146%	11/5/28	1,300	1,300
[3]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	37,820	34,603
[3]	Capital One Multi-Asset Execution Trust Series 2022-A2	3.490%	5/15/27	52,386	50,598
[3]	Capital One Multi-Asset Execution Trust Series 2022-A3	4.950%	10/15/27	38,580	38,046
[3]	Capital One Multi-Asset Execution Trust Series 2023-A1	4.420%	5/15/28	40,480	39,484
[3]	Capital One Prime Auto Receivables Trust Series 2021-1	1.040%	4/15/27	7,670	7,047

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Capital One Prime Auto Receivables Trust Series 2022-2	3.660%	5/17/27	15,660	15,168
[3]	Capital One Prime Auto Receivables Trust Series 2022-2	3.690%	12/15/27	14,330	13,594
[3]	Capital One Prime Auto Receivables Trust Series 2023-1	4.870%	2/15/28	21,340	20,987
[3]	Capital One Prime Auto Receivables Trust Series 2023-1	4.760%	8/15/28	9,940	9,769
[3]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	7,160	6,668
[3]	CarMax Auto Owner Trust Series 2022-1	1.700%	8/16/27	18,560	17,060
[3]	CarMax Auto Owner Trust Series 2022-2	3.620%	9/15/27	11,400	10,868
[3]	CarMax Auto Owner Trust Series 2023-1	4.650%	1/16/29	6,020	5,845
[3]	CarMax Auto Owner Trust Series 2023-2	5.050%	1/18/28	12,360	12,183
[3]	CarMax Auto Owner Trust Series 2023-2	5.010%	11/15/28	3,280	3,215
[3]	CarMax Auto Owner Trust Series 2023-3	5.280%	5/15/28	10,830	10,745
[3]	CarMax Auto Owner Trust Series 2023-3	5.260%	2/15/29	8,230	8,195
[3]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	4,622	4,463
[3]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	9,529	9,149
[3]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	5,590	4,995
[3]	Carvana Auto Receivables Trust Series 2022-P1	3.350%	2/10/27	15,500	15,083
[3]	CD Mortgage Trust Series 2016-CD1	2.724%	8/10/49	540	483
[3]	CD Mortgage Trust Series 2017-CD5	3.684%	8/15/50	4,708	4,188
[3]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	250	216
[3]	CD Mortgage Trust Series 2018-CD7	4.013%	8/15/51	796	735
[3]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	472	440
[3,5]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/15/32	2,793	2,763
[3]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	1,054	1,041
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	850	791
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC35	3.549%	11/10/48	4,800	4,587
[3]	Citigroup Commercial Mortgage Trust Series 2016-GC36	3.349%	2/10/49	570	537
[3]	Citigroup Commercial Mortgage Trust Series 2017-C4	3.471%	10/12/50	520	471
[3]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	800	724
[3]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	230	212
[3,5]	Citizens Auto Receivables Trust Series 2023-1	5.840%	1/18/28	15,560	15,612
[3,5]	Citizens Auto Receivables Trust Series 2023-1	5.780%	10/15/30	10,940	10,969
[3]	CNH Equipment Trust Series 2022-A	2.940%	7/15/27	10,960	10,485
[3]	CNH Equipment Trust Series 2022-A	3.030%	3/15/29	9,390	8,767
[3]	CNH Equipment Trust Series 2022-B	3.890%	8/16/27	10,540	10,255
[3]	CNH Equipment Trust Series 2022-B	3.910%	3/15/28	5,460	5,199
[3]	CNH Equipment Trust Series 2023-A	4.810%	8/15/28	8,510	8,388
[3]	CNH Equipment Trust Series 2023-A	4.770%	10/15/30	3,090	3,002
[3]	CNH Equipment Trust Series 2023-B	5.600%	2/15/29	19,280	19,275
[3]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	495	493
[3]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	1,500	1,416
[3]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	900	828
[3]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	1,240	1,124

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	DBJPM Mortgage Trust Series 2017-C6	3.328%	6/10/50	740	672
[3,5]	Dell Equipment Finance Trust Series 2023-1	5.650%	9/22/28	24,840	24,785
[3]	Discover Card Execution Note Trust Series 2022-A2	3.320%	5/15/27	34,490	33,228
[3]	Discover Card Execution Note Trust Series 2022-A3	3.560%	7/15/27	80,810	78,022
[3]	Discover Card Execution Note Trust Series 2022-A4	5.030%	10/15/27	22,705	22,482
[3]	Discover Card Execution Note Trust Series 2023-A1	4.310%	3/15/28	100,230	97,592
[3]	Discover Card Execution Note Trust Series 2023-A2	4.930%	6/15/28	47,690	47,115
[3,5]	DLLAA LLC Series 2023-1A	5.640%	2/22/28	7,490	7,447
[3,5]	DLLAA LLC Series 2023-1A	5.730%	10/20/31	4,240	4,188
[3,5]	DLLMT LLC Series 2021-1A	1.240%	6/20/29	4,890	4,578
[3,5]	DLLST LLC Series 2022-1A	3.690%	9/20/28	3,060	2,961
[3,5,6]	Edsouth Indenture No. 9 LLC Series 2015-1, SOFR30A + 0.914%	6.229%	10/25/56	244	241
[3,5]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	1,793	1,774
[3,5]	Enterprise Fleet Financing LLC Series 2021-3	0.770%	8/20/27	4,648	4,496
[3]	Fifth Third Auto Trust Series 2023-1	5.520%	2/17/31	13,000	12,966
[3]	First National Master Note Trust Series 2023-1	5.130%	4/15/29	19,250	18,854
[3]	First National Master Note Trust Series 2023-2	5.770%	9/17/29	5,450	5,448
[3]	FIVE Mortgage Trust Series 2023-V1	5.668%	2/10/56	300	295
[3]	Ford Credit Auto Lease Trust Series 2023-B	5.870%	1/15/27	7,360	7,355
[3,5]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	7,390	7,006
[3,5]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	17,480	16,481
[3]	Ford Credit Auto Owner Trust Series 2022-A	1.560%	5/15/27	18,150	16,696
[3]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	8,900	8,567
[3]	Ford Credit Auto Owner Trust Series 2022-D	5.300%	3/15/28	8,570	8,497
[3,5]	Ford Credit Auto Owner Trust Series 2023-1	4.850%	8/15/35	22,490	21,808
[3,5]	Ford Credit Auto Owner Trust Series 2023-2	5.280%	2/15/36	12,720	12,490
[3]	Ford Credit Auto Owner Trust Series 2023-A	4.560%	12/15/28	18,480	17,966
[3]	Ford Credit Auto Owner Trust Series 2023-B	5.230%	5/15/28	16,610	16,491
[3]	Ford Credit Auto Owner Trust Series 2023-B	5.060%	2/15/29	4,850	4,786
[3]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	22,350	20,354
[3,5]	Ford Credit Floorplan Master Owner Trust A Series 2023-1	4.920%	5/15/28	26,120	25,648
[3]	GM Financial Automobile Leasing Trust Series 2023-2	5.050%	7/20/26	13,550	13,397
[3]	GM Financial Automobile Leasing Trust Series 2023-2	5.090%	5/20/27	3,750	3,693
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	9,190	8,433
[3]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.990%	10/18/27	7,000	6,388
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-1	1.510%	4/17/28	13,020	11,879
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.250%	4/17/28	13,910	13,144
[3]	GM Financial Consumer Automobile Receivables Trust Series 2022-4	4.880%	8/16/28	8,270	8,166
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	4.660%	2/16/28	19,440	19,085
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	4.590%	7/17/28	3,330	3,242

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-2	4.430%	10/16/28	12,085	11,706
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.450%	6/16/28	12,510	12,483
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.340%	12/18/28	6,970	6,931
[3,5]	GM Financial Revolving Receivables Trust Series 2023-1	5.120%	4/11/35	15,710	15,409
[3,5]	GMF Floorplan Owner Revolving Trust Series 2023-1	5.340%	6/15/28	14,830	14,704
[3,5]	GMF Floorplan Owner Revolving Trust Series 2023-2	5.340%	6/15/30	10,480	10,355
[3,5]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	12,890	11,381
[3]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	3,651	3,463
[3]	GS Mortgage Securities Trust Series 2015-GS1	3.470%	11/10/48	4,800	4,547
[3]	GS Mortgage Securities Trust Series 2018-GS10	4.155%	7/10/51	250	226
[3]	GS Mortgage Securities Trust Series 2019-GC42	3.001%	9/10/52	500	425
[3]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	1,360	1,031
[3]	Harley-Davidson Motorcycle Trust Series 2022-A	3.260%	1/15/30	11,160	10,692
[3]	Harley-Davidson Motorcycle Trust Series 2023-A	5.050%	12/15/27	14,660	14,472
[3]	Harley-Davidson Motorcycle Trust Series 2023-B	5.780%	4/15/31	7,010	6,989
[3,5]	Hertz Vehicle Financing III LLC Series 2022-1A	1.990%	6/25/26	12,330	11,557
[3,5]	Hertz Vehicle Financing III LLC Series 2023-3A	5.940%	2/25/28	8,200	8,156
[3]	Honda Auto Receivables Owner Trust Series 2021-4	1.140%	6/21/28	5,420	5,037
[3]	Honda Auto Receivables Owner Trust Series 2022-2	3.760%	12/18/28	6,080	5,855
[3]	Honda Auto Receivables Owner Trust Series 2023-1	4.970%	6/21/29	14,270	14,138
[3]	Honda Auto Receivables Owner Trust Series 2023-2	4.930%	11/15/27	14,480	14,299
[3]	Honda Auto Receivables Owner Trust Series 2023-2	4.910%	9/17/29	6,950	6,861
[3]	Honda Auto Receivables Owner Trust Series 2023-3	5.300%	12/18/29	8,750	8,689
[3,5]	Hyundai Auto Lease Securitization Trust Series 2023-C	5.840%	9/15/27	4,710	4,702
[3]	Hyundai Auto Receivables Trust Series 2021-C	1.030%	12/15/27	1,790	1,651
[3]	Hyundai Auto Receivables Trust Series 2022-A	2.350%	4/17/28	14,750	13,748
[3]	Hyundai Auto Receivables Trust Series 2023-A	4.480%	7/17/28	11,190	10,936
[3]	Hyundai Auto Receivables Trust Series 2023-B	5.480%	4/17/28	10,930	10,913
[3]	Hyundai Auto Receivables Trust Series 2023-B	5.310%	8/15/29	3,480	3,465
[3]	John Deere Owner Trust Series 2022-A	2.490%	1/16/29	26,445	24,870
[3]	John Deere Owner Trust Series 2023-B	5.180%	3/15/28	8,660	8,585
[3]	John Deere Owner Trust Series 2023-B	5.110%	5/15/30	4,770	4,700
[3]	John Deere Owner Trust Series 2023-C	5.390%	8/15/30	8,460	8,427
[3]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	900	812
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	1,160	1,148

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	139	138
[3]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	1,654	1,591
[3]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.598%	11/15/48	300	280
[3]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	230	210
[3,5]	Kubota Credit Owner Trust Series 2022-1A	2.670%	10/15/26	18,060	17,204
[3,5]	Kubota Credit Owner Trust Series 2022-1A	2.780%	2/15/28	10,320	9,628
[3,5]	Kubota Credit Owner Trust Series 2023-1A	5.070%	2/15/29	4,560	4,484
[3,5]	Kubota Credit Owner Trust Series 2023-2A	5.280%	1/18/28	7,440	7,363
[3,5]	Kubota Credit Owner Trust Series 2023-2A	5.230%	6/15/28	3,450	3,395
[3,5]	Master Credit Card Trust II Series 2022-1A	1.660%	7/21/26	15,820	15,003
[3,5]	Master Credit Card Trust II Series 2023-1A	4.700%	6/21/27	14,030	13,732
[3]	Mercedes-Benz Auto Lease Trust Series 2023-A	4.710%	2/15/29	13,110	12,751
[3]	Mercedes-Benz Auto Receivables Trust Series 2022-1	5.250%	2/15/29	7,500	7,434
[3]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.510%	11/15/27	26,870	26,360
[3]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.310%	4/16/29	7,190	6,941
[3,5]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,320	4,229
[3,5]	MMAF Equipment Finance LLC Series 2020-A	0.970%	4/9/27	19,192	18,012
[3,5]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	8,340	7,737
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	804	798
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	1,690	1,619
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	1,450	1,386
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24	3.479%	5/15/48	3,942	3,761
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	200	189
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27	3.473%	12/15/47	4,565	4,393
[3]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2017-C34	3.536%	11/15/52	460	416
[3]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	154	146
[3]	Morgan Stanley Capital I Trust Series 2015-MS1	3.510%	5/15/48	4,390	4,219
[3]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	900	833
[3,5]	Navistar Financial Dealer Note Master Owner Trust II Series 2023-1	6.180%	8/25/28	6,700	6,696
[3]	Nissan Auto Lease Trust Series 2023-B	5.690%	7/15/26	6,920	6,897
[3]	Nissan Auto Receivables Owner Trust Series 2023-A	4.910%	11/15/27	22,460	22,144
[3]	Nissan Auto Receivables Owner Trust Series 2023-A	4.850%	6/17/30	8,390	8,224
[3,5,6]	Pepper Residential Securities Trust No. 22 Series 22A, SOFR + 1.114%	6.422%	6/20/60	153	153
[3,5,6]	Pepper Residential Securities Trust No. 23 Series 23A, SOFR + 1.064%	6.374%	8/18/60	156	156
[3,5]	PFS Financing Corp. Series 2023-B	5.270%	5/15/28	4,440	4,379

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,5]	PFS Financing Corp. Series 2023-C	5.520%	10/15/28	7,230	7,160
[3,5]	Porsche Financial Auto Securitization Trust Series 2023-1A	4.810%	9/22/28	17,310	17,057
[3,5]	Porsche Financial Auto Securitization Trust Series 2023-1A	4.720%	6/23/31	6,550	6,447
[3,5]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	4,032	3,654
[3,5]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	3,900	3,679
[3,5]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	764	764
[3,5]	SFS Auto Receivables Securitization Trust Series 2023-1A	5.470%	12/20/29	3,820	3,823
[3,5]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	58	57
[3,5]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	210	201
[3,5]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	486	465
[3,5]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	973	932
[3,5]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	7	7
[3,5]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	78	74
[3,5]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	86	83
[3]	Synchrony Card Funding LLC Series 2022-A1	3.370%	4/15/28	38,480	37,061
[3]	Synchrony Card Funding LLC Series 2022-A2	3.860%	7/15/28	28,500	27,620
[3]	Synchrony Card Funding LLC Series 2023-A1	5.540%	7/15/29	8,450	8,437
[3,5]	Tesla Auto Lease Trust Series 2023-A	5.940%	7/20/27	5,920	5,879
[3,5]	Tesla Auto Lease Trust Series 2023-B	6.220%	3/22/27	5,540	5,545
[3,5]	T-Mobile US Trust Series 2022-1A	4.910%	5/22/28	13,880	13,710
[3,5]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	13,400	12,456
[3,5]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	32,040	28,668
[3,5]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	25,700	24,145
[3,5]	Toyota Auto Loan Extended Note Trust Series 2023-1A	4.930%	6/25/36	5,940	5,808
[3]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	15,170	13,914
[3]	Toyota Auto Receivables Owner Trust Series 2021-D	1.020%	3/15/27	6,900	6,313
[3]	Toyota Auto Receivables Owner Trust Series 2022-A	1.540%	5/17/27	14,960	13,698
[3]	Toyota Auto Receivables Owner Trust Series 2022-B	3.110%	8/16/27	12,010	11,345
[3]	Toyota Auto Receivables Owner Trust Series 2022-C	3.760%	4/15/27	20,290	19,688
[3]	Toyota Auto Receivables Owner Trust Series 2022-C	3.770%	2/15/28	10,960	10,464
[3]	Toyota Auto Receivables Owner Trust Series 2022-D	5.430%	4/17/28	13,400	13,404
[3]	Toyota Auto Receivables Owner Trust Series 2023-A	4.630%	9/15/27	18,220	17,889
[3]	Toyota Auto Receivables Owner Trust Series 2023-A	4.420%	8/15/28	7,690	7,453
[3]	Toyota Auto Receivables Owner Trust Series 2023-B	4.710%	2/15/28	17,310	16,964

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Toyota Auto Receivables Owner Trust Series 2023-B	4.660%	9/15/28	17,330	16,881
[3]	Toyota Auto Receivables Owner Trust Series 2023-C	5.010%	2/15/29	3,120	3,072
[3,5]	Toyota Lease Owner Trust Series 2023-B	5.710%	12/20/27	10,400	10,357
[3,5]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	15,430	14,631
[3]	UBS Commercial Mortgage Trust Series 2017-C7	3.418%	12/15/50	4,420	4,075
[3]	UBS Commercial Mortgage Trust Series 2017-C7	3.679%	12/15/50	1,495	1,334
[3,5]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	75	67
[3]	Verizon Master Trust Series 2022-6	3.670%	1/22/29	35,780	34,549
[3]	Verizon Master Trust Series 2023-1	4.490%	1/22/29	27,740	27,199
[3]	Verizon Master Trust Series 2023-2	4.890%	4/13/28	22,070	21,801
[3]	Verizon Master Trust Series 2023-4	5.160%	6/20/29	22,400	22,237
[3,5]	Verizon Master Trust Series 2023-6	5.350%	9/22/31	13,080	12,983
[3]	Volkswagen Auto Lease Trust Series 2023-A	5.800%	4/20/28	6,540	6,530
[3]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.260%	10/20/28	9,200	8,522
[3]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.020%	6/20/28	14,850	14,685
[3]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.010%	1/22/30	6,040	5,940
[3,5]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	4,000	3,896
[3]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	700	667
[3]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	900	848
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	520	473
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C39	3.157%	9/15/50	190	172
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.317%	10/15/50	600	546
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	1,160	1,057
[3]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	1,430	1,291
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	235	215
[3]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	280	267
[3]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	1,400	1,177
[3]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	138	136
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	19	19
[3]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	500	497
[3,5]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	2,093	2,057
[3]	World Omni Auto Receivables Trust Series 2020-A	1.100%	4/15/25	26	26
[3]	World Omni Auto Receivables Trust Series 2021-D	1.100%	11/15/27	8,060	7,372
[3]	World Omni Auto Receivables Trust Series 2022-A	1.900%	3/15/28	13,580	12,433

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	World Omni Auto Receivables Trust Series 2022-B	3.440%	3/15/28	14,430	13,657
[3]	World Omni Auto Receivables Trust Series 2022-C	3.680%	9/15/28	11,930	11,329
[3]	World Omni Auto Receivables Trust Series 2022-D	5.700%	2/15/29	8,200	8,228
[3]	World Omni Auto Receivables Trust Series 2023-A	4.830%	5/15/28	21,970	21,652
[3]	World Omni Auto Receivables Trust Series 2023-A	4.660%	5/15/29	10,350	10,078
[3]	World Omni Auto Receivables Trust Series 2023-B	4.680%	5/15/29	5,610	5,462
[3]	World Omni Auto Receivables Trust Series 2023-C	5.030%	11/15/29	3,060	3,009
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,758,093)					2,670,543
Corporate Bonds (36.4%)
Communications (0.4%)
[7]	Comcast Corp.	0.000%	9/14/26	3,839	3,610
	Meta Platforms Inc.	3.500%	8/15/27	11,674	11,007
[5]	NTT Finance Corp.	1.162%	4/3/26	22,891	20,533
					35,150
Consumer Discretionary (2.2%)
	Amazon.com Inc.	4.700%	11/29/24	25,000	24,769
	Amazon.com Inc.	4.600%	12/1/25	21,791	21,495
[3]	American Honda Finance Corp.	4.600%	4/17/25	14,080	13,850
	American Honda Finance Corp.	5.000%	5/23/25	20,000	19,775
	American Honda Finance Corp.	4.750%	1/12/26	3,585	3,528
[3]	American Honda Finance Corp.	5.250%	7/7/26	11,495	11,423
[7]	American Honda Finance Corp.	3.750%	10/25/27	5,100	5,335
	Home Depot Inc.	4.000%	9/15/25	4,555	4,446
	Honda Motor Co. Ltd.	2.271%	3/10/25	9,905	9,445
[5]	Mercedes-Benz Finance North America LLC	4.950%	3/30/25	8,130	8,058
[5]	Mercedes-Benz Finance North America LLC	5.375%	8/1/25	7,970	7,934
[5]	Mercedes-Benz Finance North America LLC	5.200%	8/3/26	4,590	4,544
[3,7]	Toyota Finance Australia Ltd.	0.064%	1/13/25	2,400	2,409
	Toyota Motor Credit Corp.	4.800%	1/10/25	7,450	7,382
[3]	Toyota Motor Credit Corp.	1.800%	2/13/25	3,167	3,010
[3]	Toyota Motor Credit Corp.	3.650%	8/18/25	14,705	14,214
	Toyota Motor Credit Corp.	5.600%	9/11/25	6,355	6,367
	Toyota Motor Credit Corp.	4.450%	5/18/26	6,215	6,077
					174,061
Consumer Staples (2.7%)
[3]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	75,122	72,185
[5]	Cargill Inc.	4.500%	6/24/26	3,340	3,263
[7]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	2,790	2,804
[7]	Coca-Cola Co.	1.875%	9/22/26	1,550	1,556
[5]	Kenvue Inc.	5.500%	3/22/25	20,360	20,314
	Kimberly-Clark Corp.	3.050%	8/15/25	7,920	7,591
[5]	Mars Inc.	4.550%	4/20/28	15,315	14,828
[5]	Nestle Holdings Inc.	4.000%	9/12/25	10,000	9,770
[5]	Nestle Holdings Inc.	5.250%	3/13/26	2,640	2,633
[3,7]	PepsiCo Inc.	2.625%	4/28/26	2,117	2,175
	PepsiCo Inc.	3.600%	2/18/28	1,695	1,602
	Philip Morris International Inc.	5.125%	11/15/24	14,652	14,546

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Philip Morris International Inc.	5.000%	11/17/25	20,175	19,930
	Philip Morris International Inc.	4.875%	2/13/26	47,570	46,763
[3,7]	Unilever Finance Netherlands BV	1.250%	3/25/25	2,400	2,443
					222,403
Energy (0.7%)
[3]	BP Capital Markets America Inc.	3.119%	5/4/26	8,354	7,892
	Chevron Corp.	3.326%	11/17/25	10,000	9,607
	Chevron USA Inc.	0.687%	8/12/25	1,990	1,827
	EOG Resources Inc.	3.150%	4/1/25	10,000	9,636
	EOG Resources Inc.	4.150%	1/15/26	1,460	1,418
[3]	Harvest Operations Corp.	1.000%	4/26/24	4,125	4,008
[3]	SA Global Sukuk Ltd.	0.946%	6/17/24	23,812	22,964
[3,7]	Shell International Finance BV	2.500%	3/24/26	2,117	2,160
					59,512
Financials (25.2%)
	American Express Co.	2.250%	3/4/25	4,900	4,656
	American Express Co.	3.950%	8/1/25	57,596	55,722
	American Express Co.	4.990%	5/1/26	12,500	12,275
	American Express Co.	5.389%	7/28/27	15,850	15,620
[5]	Athene Global Funding	0.914%	8/19/24	1,440	1,371
	Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	13,610	13,554
	Australia & New Zealand Banking Group Ltd.	5.088%	12/8/25	10,000	9,899
[3,6,8]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 0.920%	5.110%	11/4/25	700	452
[3]	Bank of America Corp.	3.875%	8/1/25	15,000	14,514
[3]	Bank of America Corp.	1.530%	12/6/25	10,000	9,440
[3]	Bank of America Corp.	2.015%	2/13/26	9,753	9,173
[3]	Bank of America Corp.	3.384%	4/2/26	14,500	13,872
[3]	Bank of America Corp.	1.319%	6/19/26	8,693	7,969
[3]	Bank of America Corp.	4.827%	7/22/26	44,610	43,505
[3]	Bank of America Corp.	1.197%	10/24/26	10,000	9,034
	Bank of America Corp.	5.080%	1/20/27	20,817	20,346
	Bank of America NA	5.650%	8/18/25	50,000	49,887
	Bank of Montreal	5.300%	6/5/26	9,000	8,882
[3]	Bank of New York Mellon Corp.	1.600%	4/24/25	7,026	6,581
[3]	Bank of New York Mellon Corp.	5.224%	11/21/25	24,550	24,337
	Bank of New York Mellon Corp.	4.414%	7/24/26	15,910	15,456
[3]	Bank of New York Mellon Corp.	1.050%	10/15/26	16,400	14,375
	Bank of New York Mellon Corp.	4.947%	4/26/27	20,000	19,523
[3]	Bank of New York Mellon Corp.	3.250%	5/16/27	3,420	3,156
	Bank of New York Mellon Corp.	4.543%	2/1/29	5,000	4,760
	Bank of Nova Scotia	5.250%	12/6/24	5,000	4,956
	Bank of Nova Scotia	1.450%	1/10/25	6,400	6,049
[3]	Bank of Nova Scotia	3.450%	4/11/25	16,200	15,593
	Bank of Nova Scotia	5.450%	6/12/25	37,680	37,310
	Bank of Nova Scotia	4.750%	2/2/26	15,000	14,642
	Bank of Nova Scotia	1.350%	6/24/26	8,125	7,215
[7]	Berkshire Hathaway Inc.	0.000%	3/12/25	2,400	2,395
[7]	Berkshire Hathaway Inc.	1.125%	3/16/27	900	868
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	15,000	14,804
	Canadian Imperial Bank of Commerce	3.945%	8/4/25	3,000	2,897
[2]	Canadian Imperial Bank of Commerce	5.926%	10/2/26	20,000	20,002
	Canadian Imperial Bank of Commerce	3.450%	4/7/27	6,200	5,723
	Charles Schwab Corp.	1.150%	5/13/26	10,000	8,837
	Chubb INA Holdings Inc.	3.350%	5/3/26	6,240	5,923

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Citigroup Inc.	1.281%	11/3/25	2,000	1,889
	Citigroup Inc.	2.014%	1/25/26	4,975	4,697
	Commonwealth Bank of Australia	5.316%	3/13/26	5,000	4,978
[3]	Cooperatieve Rabobank UA	3.375%	5/21/25	2,320	2,232
[3]	Cooperatieve Rabobank UA	5.500%	7/18/25	30,550	30,407
[5]	Danske Bank A/S	0.976%	9/10/25	3,360	3,185
[5]	F&G Global Funding	0.900%	9/20/24	2,244	2,120
[5]	F&G Global Funding	1.750%	6/30/26	2,361	2,079
[3]	Fifth Third Bank NA	3.950%	7/28/25	12,299	11,807
	Goldman Sachs Group Inc.	5.700%	11/1/24	26,285	26,183
	Goldman Sachs Group Inc.	5.798%	8/10/26	40,000	39,707
[3]	HSBC Holdings plc	3.803%	3/11/25	10,000	9,876
	HSBC Holdings plc	0.976%	5/24/25	17,100	16,478
[3]	HSBC Holdings plc	2.633%	11/7/25	2,900	2,778
	HSBC Holdings plc	4.180%	12/9/25	2,100	2,043
	HSBC Holdings plc	2.999%	3/10/26	19,530	18,605
[3]	HSBC Holdings plc	1.645%	4/18/26	7,445	6,917
[3]	HSBC Holdings plc	2.099%	6/4/26	3,000	2,792
[3]	HSBC Holdings plc	4.292%	9/12/26	1,130	1,085
	HSBC Holdings plc	7.336%	11/3/26	10,000	10,202
	HSBC Holdings plc	5.887%	8/14/27	19,000	18,775
	HSBC Holdings plc	7.390%	11/3/28	5,425	5,609
	HSBC USA Inc.	5.625%	3/17/25	22,670	22,532
	Huntington National Bank	5.699%	11/18/25	1,733	1,693
	Intercontinental Exchange Inc.	4.000%	9/15/27	5,000	4,731
	JPMorgan Chase & Co.	3.125%	1/23/25	10,000	9,656
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	23,680	23,371
	JPMorgan Chase & Co.	0.824%	6/1/25	5,720	5,503
	JPMorgan Chase & Co.	0.969%	6/23/25	7,500	7,198
	JPMorgan Chase & Co.	3.900%	7/15/25	20,000	19,371
[3]	JPMorgan Chase & Co.	2.301%	10/15/25	2,767	2,652
	JPMorgan Chase & Co.	1.561%	12/10/25	15,000	14,176
	JPMorgan Chase & Co.	5.546%	12/15/25	24,250	24,085
	JPMorgan Chase & Co.	2.595%	2/24/26	1,220	1,161
[3]	JPMorgan Chase & Co.	2.005%	3/13/26	10,000	9,418
[3]	JPMorgan Chase & Co.	2.083%	4/22/26	24,280	22,791
	JPMorgan Chase & Co.	4.080%	4/26/26	18,500	17,951
	JPMorgan Chase & Co.	3.200%	6/15/26	10,000	9,399
	JPMorgan Chase & Co.	1.045%	11/19/26	12,980	11,666
[3]	JPMorgan Chase & Co.	3.960%	1/29/27	10,000	9,553
	JPMorgan Chase & Co.	1.040%	2/4/27	10,000	8,895
	JPMorgan Chase & Co.	1.578%	4/22/27	15,000	13,380
	JPMorgan Chase & Co.	4.851%	7/25/28	6,728	6,486
[3]	KeyBank NA	4.150%	8/8/25	3,300	3,111
	KeyBank NA	4.700%	1/26/26	10,000	9,468
[5]	LSEGA Financing plc	0.650%	4/6/24	4,135	4,018
[5]	Macquarie Bank Ltd.	5.208%	6/15/26	6,390	6,297
[5]	Macquarie Group Ltd.	1.201%	10/14/25	35,000	33,175
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	23,260	22,170
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	8,260	7,609
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	2,711	2,570
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	14,812	13,653
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	3,500	3,459
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	11,915	11,421
	Mitsubishi UFJ Financial Group Inc.	5.063%	9/12/25	10,000	9,891

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	3,900	3,686
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	9,060	9,011
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	4,735	4,523
	Mitsubishi UFJ Financial Group Inc.	3.837%	4/17/26	200	193
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	7,800	7,730
	Morgan Stanley	0.790%	5/30/25	16,600	15,941
[3]	Morgan Stanley	2.720%	7/22/25	27,854	27,031
[3]	Morgan Stanley	4.000%	7/23/25	24,556	23,739
[3]	Morgan Stanley	1.164%	10/21/25	10,000	9,440
[3]	Morgan Stanley	2.630%	2/18/26	5,720	5,440
[3]	Morgan Stanley	2.188%	4/28/26	15,000	14,087
[7]	Morgan Stanley	2.103%	5/8/26	1,333	1,359
	Morgan Stanley	4.679%	7/17/26	31,223	30,428
	Morgan Stanley	6.138%	10/16/26	8,000	8,004
	Morgan Stanley	5.050%	1/28/27	10,120	9,925
[3]	Morgan Stanley	1.512%	7/20/27	3,630	3,196
	Morgan Stanley Bank NA	5.479%	7/16/25	19,050	18,958
[3]	Morgan Stanley Bank NA	4.754%	4/21/26	11,700	11,425
	National Bank of Canada	5.250%	1/17/25	3,885	3,855
[5]	National Securities Clearing Corp.	5.150%	5/30/25	1,600	1,585
[5]	National Securities Clearing Corp.	0.750%	12/7/25	10,000	9,016
	Northern Trust Corp.	4.000%	5/10/27	4,300	4,063
[3]	PNC Bank NA	3.250%	6/1/25	8,470	8,093
	PNC Financial Services Group Inc.	5.671%	10/28/25	5,000	4,961
	PNC Financial Services Group Inc.	5.812%	6/12/26	35,810	35,518
	PNC Financial Services Group Inc.	1.150%	8/13/26	1,300	1,146
	PNC Financial Services Group Inc.	4.758%	1/26/27	10,000	9,713
	PNC Financial Services Group Inc.	5.354%	12/2/28	2,100	2,033
	Progressive Corp.	2.500%	3/15/27	2,100	1,904
[3]	Royal Bank of Canada	0.750%	10/7/24	6,656	6,317
	Royal Bank of Canada	3.375%	4/14/25	7,600	7,328
[3]	Royal Bank of Canada	4.950%	4/25/25	26,900	26,496
[3]	Royal Bank of Canada	1.150%	6/10/25	10,000	9,245
[3]	Royal Bank of Canada	4.875%	1/12/26	20,000	19,616
	Royal Bank of Canada	1.200%	4/27/26	4,960	4,425
[3]	Royal Bank of Canada	1.150%	7/14/26	5,350	4,725
[3]	Royal Bank of Canada	5.200%	7/20/26	30,000	29,617
	Royal Bank of Canada	3.625%	5/4/27	2,100	1,957
[5]	Security Benefit Global Funding	1.250%	5/17/24	14,420	13,900
	State Street Corp.	3.550%	8/18/25	10,000	9,606
[3]	State Street Corp.	2.354%	11/1/25	2,653	2,543
	State Street Corp.	4.857%	1/26/26	11,970	11,767
	State Street Corp.	2.901%	3/30/26	15,273	14,572
	State Street Corp.	5.104%	5/18/26	15,000	14,807
	State Street Corp.	2.650%	5/19/26	300	280
	State Street Corp.	5.272%	8/3/26	49,330	48,874
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	21,853	20,211
	Sumitomo Mitsui Financial Group Inc.	5.464%	1/13/26	4,200	4,157
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	21,540	21,516
[5]	Sumitomo Mitsui Trust Bank Ltd.	2.550%	3/10/25	3,450	3,285
[5]	Sumitomo Mitsui Trust Bank Ltd.	5.650%	3/9/26	7,000	6,970
	Toronto-Dominion Bank	3.766%	6/6/25	10,770	10,414
[3]	Toronto-Dominion Bank	0.750%	9/11/25	4,100	3,731
	Toronto-Dominion Bank	5.103%	1/9/26	10,000	9,861
[3]	Toronto-Dominion Bank	5.532%	7/17/26	29,230	29,013

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Toronto-Dominion Bank	1.250%	9/10/26	24,300	21,404
[3,7]	Toronto-Dominion Bank	2.551%	8/3/27	1,700	1,678
[3]	Truist Bank	1.500%	3/10/25	9,201	8,575
[3]	Truist Bank	4.050%	11/3/25	13,927	13,369
	Truist Financial Corp.	4.000%	5/1/25	3,083	2,975
[3]	Truist Financial Corp.	3.700%	6/5/25	15,000	14,386
[3]	Truist Financial Corp.	4.260%	7/28/26	3,010	2,898
[3]	Truist Financial Corp.	5.900%	10/28/26	20,000	19,789
[3]	Truist Financial Corp.	6.047%	6/8/27	11,990	11,854
[3]	Truist Financial Corp.	4.873%	1/26/29	7,085	6,652
	UBS AG	5.800%	9/11/25	30,000	29,883
[3,6,8]	UBS AG, 3M Australian Bank Bill Rate + 0.870%	5.127%	7/30/25	15,000	9,626
	US Bancorp	1.450%	5/12/25	1,610	1,500
[3]	US Bancorp	3.950%	11/17/25	4,105	3,950
[3]	US Bancorp	3.100%	4/27/26	3,000	2,788
	US Bancorp	5.727%	10/21/26	33,330	33,025
[3]	US Bank NA	2.050%	1/21/25	990	940
	Visa Inc.	3.150%	12/14/25	28,608	27,317
[7]	Visa Inc.	1.500%	6/15/26	2,865	2,848
[3]	Wells Fargo & Co.	3.550%	9/29/25	8,788	8,394
[3]	Wells Fargo & Co.	4.540%	8/15/26	9,074	8,810
[3]	Wells Fargo Bank NA	5.550%	8/1/25	25,000	24,917
[3]	Wells Fargo Bank NA	5.450%	8/7/26	35,000	34,825
[3,6,8]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.750%	4.904%	2/16/26	5,300	3,410
[3,6,8]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.950%	5.118%	11/11/25	1,400	905
[3,7]	Westpac Securities NZ Ltd.	0.427%	12/14/26	2,100	1,960
					2,052,441
Health Care (2.4%)
	AstraZeneca plc	3.375%	11/16/25	14,690	14,082
	Novartis Capital Corp.	3.000%	11/20/25	20,000	19,054
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/25	31,727	31,303
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	99,050	96,722
[5]	Roche Holdings Inc.	3.000%	11/10/25	25,000	23,840
	UnitedHealth Group Inc.	3.750%	7/15/25	11,250	10,942
	UnitedHealth Group Inc.	1.150%	5/15/26	1,845	1,658
					197,601
Industrials (1.7%)
	Canadian National Railway Co.	2.750%	3/1/26	1,065	1,000
[3]	Caterpillar Financial Services Corp.	2.150%	11/8/24	6,120	5,896
[3]	Caterpillar Financial Services Corp.	3.400%	5/13/25	17,991	17,398
[3]	Caterpillar Financial Services Corp.	1.450%	5/15/25	5,000	4,686
[3]	Caterpillar Financial Services Corp.	4.350%	5/15/26	5,625	5,496
	General Dynamics Corp.	3.250%	4/1/25	1,735	1,676
[3]	John Deere Capital Corp.	2.125%	3/7/25	13,570	12,928
[3]	John Deere Capital Corp.	4.950%	6/6/25	5,840	5,801
[3]	John Deere Capital Corp.	4.750%	6/8/26	8,030	7,913
	Lockheed Martin Corp.	3.550%	1/15/26	12,190	11,728
	Rockwell Automation Inc.	2.875%	3/1/25	20,000	19,263
[5]	Siemens Financieringsmaatschappij NV	3.250%	5/27/25	1,218	1,175
[5]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	3,325	3,002
	Tyco Electronics Group SA	4.500%	2/13/26	28,933	28,275

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Union Pacific Corp.	3.250%	8/15/25	3,345	3,214
	Union Pacific Corp.	2.750%	3/1/26	10,000	9,388
					138,839
Materials (0.3%)
	Air Products and Chemicals Inc.	1.500%	10/15/25	7,760	7,171
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	10,380	10,234
[5]	Georgia-Pacific LLC	3.600%	3/1/25	7,425	7,194
					24,599
Real Estate (0.3%)
[3]	AvalonBay Communities Inc.	3.450%	6/1/25	3,035	2,926
	Public Storage Operating Co.	1.500%	11/9/26	2,200	1,964
	Realty Income Corp.	3.875%	4/15/25	10,000	9,706
[3,9]	Realty Income Corp.	1.875%	1/14/27	697	745
[9]	Realty Income Corp.	1.125%	7/13/27	1,300	1,324
	Simon Property Group LP	3.500%	9/1/25	10,000	9,592
					26,257
Technology (0.1%)
	Intel Corp.	4.875%	2/10/26	3,315	3,273
	Intuit Inc.	0.950%	7/15/25	5,000	4,606
					7,879
Utilities (0.4%)
	Atlantic City Electric Co.	3.375%	9/1/24	15,000	14,600
	Commonwealth Edison Co.	2.550%	6/15/26	1,495	1,391
	Florida Power & Light Co.	2.850%	4/1/25	900	864
[5]	Korea East-West Power Co. Ltd.	3.600%	5/6/25	3,565	3,445
[3]	National Rural Utilities Cooperative Finance Corp.	1.875%	2/7/25	7,310	6,938
[3]	PG&E Recovery Funding LLC	5.045%	7/15/32	3,526	3,447
	Wisconsin Public Service Corp.	5.350%	11/10/25	2,425	2,417
					33,102
Total Corporate Bonds (Cost $3,042,942)					2,971,844
Sovereign Bonds (2.5%)
[3,5]	Airport Authority Hong Kong	4.875%	1/12/26	4,310	4,264
	Corp. Andina de Fomento	1.250%	10/26/24	20,743	19,705
	Equinor ASA	1.750%	1/22/26	5,000	4,612
	Export-Import Bank of Korea	1.250%	1/18/25	55,000	52,055
	Export-Import Bank of Korea	3.250%	11/10/25	25,000	23,853
	Export-Import Bank of Korea	4.875%	1/11/26	6,750	6,649
[3]	Korea Development Bank	1.750%	2/18/25	7,000	6,646
	Korea Development Bank	2.000%	2/24/25	20,000	19,046
[3,5]	Korea Electric Power Corp.	3.625%	6/14/25	18,667	18,046
[3]	Korea National Oil Corp.	0.875%	10/5/25	5,000	4,544
[3]	QatarEnergy	1.375%	9/12/26	7,798	6,962
[3]	Republic of Chile	2.750%	1/31/27	2,130	1,953
[3]	Saudi Arabian Oil Co.	1.250%	11/24/23	3,000	2,978
[3]	Saudi Arabian Oil Co.	2.875%	4/16/24	13,170	12,940
[3,5]	Tokyo Metropolitan Government	0.750%	7/16/25	21,000	19,259
[5]	Tokyo Metropolitan Government	4.625%	6/1/26	3,840	3,760
Total Sovereign Bonds (Cost $219,337)					207,272
Taxable Municipal Bonds (1.0%)
	Florida State Board of Administration Finance Corp. Revenue	1.258%	7/1/25	56,750	52,682

Institutional Short-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	University of California Revenue	0.883%	5/15/25	27,000	25,177
Total Taxable Municipal Bonds (Cost $83,750)					77,859
				Shares
Temporary Cash Investments (1.9%)
Money Market Fund (1.9%)
[10]	Vanguard Market Liquidity Fund (Cost $152,622)	5.391%		1,526,412	152,626
Total Investments (100.3%) (Cost $8,397,031)					8,179,186
Other Assets and Liabilities—Net (-0.3%)					(25,103)
Net Assets (100%)					8,154,083
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $3,292,000 have been segregated as initial margin for open futures contracts.
2	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2023.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $876,466,000, representing 10.7% of net assets.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in euro.
8	Face amount denominated in Australian dollars.
9	Face amount denominated in British pounds.
10	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.

Institutional Short-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	2,499	506,575	(946)
10-Year U.S. Treasury Note	December 2023	1,513	163,498	(2,951)
Ultra 10-Year U.S. Treasury Note	December 2023	46	5,132	(151)
				(4,048)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2023	(1,809)	(190,595)	1,614
Euro-Bobl	December 2023	(148)	(18,112)	257
Euro-Schatz	December 2023	(15)	(1,665)	8
Long Gilt	December 2023	(11)	(1,264)	6
Long U.S. Treasury Bond	December 2023	(21)	(2,389)	99
Ultra Long U.S. Treasury Bond	December 2023	(240)	(28,485)	2,315
				4,299
				251

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
UBS AG	10/20/23	EUR	8,549	USD	8,990	55	—
Bank of Montreal	12/20/23	USD	16,817	AUD	26,058	16	—
State Street Bank & Trust Co.	10/20/23	USD	38,752	EUR	36,316	329	—
State Street Bank & Trust Co.	10/20/23	USD	4,410	EUR	4,192	—	(25)
Morgan Stanley Capital Services LLC	12/20/23	USD	2,514	GBP	2,027	39	—
State Street Bank & Trust Co.	12/20/23	USD	2,102	GBP	1,693	35	—
						474	(25)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Short-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A2	12/20/28	GSI	4,680	1.000	59	79	—	(20)
1 Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $603,000 in connection with open forward currency contracts and over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $8,244,409)	8,026,560
Affiliated Issuers (Cost $152,622)	152,626
Total Investments in Securities	8,179,186
Investment in Vanguard	277
Cash	6,333
Foreign Currency, at Value (Cost $1,407)	1,401
Receivables for Investment Securities Sold	140,670
Receivables for Accrued Income	52,408
Swap Premiums Paid	79
Unrealized Appreciation—Forward Currency Contracts	474
Total Assets	8,380,828
Liabilities
Payables for Investment Securities Purchased	226,545
Payables to Vanguard	67
Variation Margin Payable—Futures Contracts	88
Unrealized Depreciation—Forward Currency Contracts	25
Unrealized Depreciation—Over-the-Counter Swap Contracts	20
Total Liabilities	226,745
Net Assets	8,154,083
At September 30, 2023, net assets consisted of:

Paid-in Capital	8,776,056
Total Distributable Earnings (Loss)	(621,973)
Net Assets	8,154,083

Net Assets
Applicable to 631,033,297 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	8,154,083
Net Asset Value Per Share	$12.92
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	292,414
Total Income	292,414
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative	1,292
Marketing and Distribution	138
Custodian Fees	57
Auditing Fees	33
Shareholders’ Reports	16
Trustees’ Fees and Expenses	5
Other Expenses	15
Total Expenses	1,744
Expenses Paid Indirectly	(28)
Net Expenses	1,716
Net Investment Income	290,698
Realized Net Gain (Loss)
Investment Securities Sold[1]	(236,595)
Futures Contracts	(21,187)
Swap Contracts	213
Forward Currency Contracts	(2,524)
Foreign Currencies	270
Realized Net Gain (Loss)	(259,823)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	206,482
Futures Contracts	14,303
Swap Contracts	9
Forward Currency Contracts	(5,026)
Foreign Currencies	57
Change in Unrealized Appreciation (Depreciation)	215,825
Net Increase (Decrease) in Net Assets Resulting from Operations	246,700
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,752,000, $24,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	290,698	130,785
Realized Net Gain (Loss)	(259,823)	(145,275)
Change in Unrealized Appreciation (Depreciation)	215,825	(475,127)
Net Increase (Decrease) in Net Assets Resulting from Operations	246,700	(489,617)
Distributions
Total Distributions	(291,695)	(190,845)
Capital Share Transactions
Issued	460,117	992,071
Issued in Lieu of Cash Distributions	291,695	190,845
Redeemed	(2,040,277)	(664,216)
Net Increase (Decrease) from Capital Share Transactions	(1,288,465)	518,700
Total Increase (Decrease)	(1,333,460)	(161,762)
Net Assets
Beginning of Period	9,487,543	9,649,305
End of Period	8,154,083	9,487,543
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.00	$13.94	$14.06	$13.82	$13.55
Investment Operations
Net Investment Income[1]	.442	.181	.165	.316	.373
Net Realized and Unrealized Gain (Loss) on Investments	(.074)	(.855)	(.070)	.244	.271
Total from Investment Operations	.368	(.674)	.095	.560	.644
Distributions
Dividends from Net Investment Income	(.448)	(.177)	(.165)	(.320)	(.374)
Distributions from Realized Capital Gains	—	(.089)	(.050)	—	—
Total Distributions	(.448)	(.266)	(.215)	(.320)	(.374)
Net Asset Value, End of Period	$12.92	$13.00	$13.94	$14.06	$13.82
Total Return	2.86%	-4.89%	0.68%	4.10%	4.81%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,154	$9,488	$9,649	$8,256	$7,781
Ratio of Total Expenses to Average Net Assets	0.02%[2]	0.02%[2]	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	3.39%	1.35%	1.18%	2.27%	2.73%
Portfolio Turnover Rate	135%[3]	122%[3]	134%[3]	118%	83%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.02%.
3	Includes 0%, 5%, and 16%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund

Institutional Short-Term Bond Fund
may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2023, counterparties had deposited in segregated accounts cash of $251,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 7% and 2% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange

Institutional Short-Term Bond Fund
rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Institutional Short-Term Bond Fund
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Institutional Short-Term Bond Fund
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $277,000, representing less than 0.01% of the fund’s net assets and 0.11% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Institutional Short-Term Bond Fund
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $28,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Institutional Short-Term Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	2,099,042	—	2,099,042
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,670,543	—	2,670,543
Corporate Bonds	—	2,971,844	—	2,971,844
Sovereign Bonds	—	207,272	—	207,272
Taxable Municipal Bonds	—	77,859	—	77,859
Temporary Cash Investments	152,626	—	—	152,626
Total	152,626	8,026,560	—	8,179,186

Derivative Financial Instruments
Assets
Futures Contracts[1]	4,299	—	—	4,299
Forward Currency Contracts	—	474	—	474
Total	4,299	474	—	4,773
Liabilities
Futures Contracts[1]	4,048	—	—	4,048
Forward Currency Contracts	—	25	—	25
Swap Contracts	—	20	—	20
Total	4,048	45	—	4,093
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	79	79
Unrealized Appreciation—Futures Contracts[1]	4,299	—	—	4,299
Unrealized Appreciation—Forward Currency Contracts	—	474	—	474
Total Assets	4,299	474	79	4,852

Unrealized Depreciation—Futures Contracts[1]	4,048	—	—	4,048
Unrealized Depreciation—Forward Currency Contracts	—	25	—	25

Institutional Short-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	20	20
Total Liabilities	4,048	25	20	4,093
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(21,187)	—	—	(21,187)
Swap Contracts	—	—	213	213
Forward Currency Contracts	—	(2,524)	—	(2,524)
Realized Net Gain (Loss) on Derivatives	(21,187)	(2,524)	213	(23,498)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	14,303	—	—	14,303
Swap Contracts	—	—	9	9
Forward Currency Contracts	—	(5,026)	—	(5,026)
Change in Unrealized Appreciation (Depreciation) on Derivatives	14,303	(5,026)	9	9,286
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the

Institutional Short-Term Bond Fund
recognition of gain or loss from foreign currency hedges. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,140
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(218,596)
Capital Loss Carryforwards	(405,517)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(621,973)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	291,695	145,800
Long-Term Capital Gains	—	45,045
Total	291,695	190,845
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,397,841
Gross Unrealized Appreciation	4,029
Gross Unrealized Depreciation	(222,625)
Net Unrealized Appreciation (Depreciation)	(218,596)
G.  During the year ended September 30, 2023, the fund purchased $4,259,440,000 of investment securities and sold $4,913,696,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $7,201,894,000 and $7,783,697,000, respectively.

Institutional Short-Term Bond Fund
H.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	35,362	72,497
Issued in Lieu of Cash Distributions	22,412	14,142
Redeemed	(156,741)	(48,766)
Net Increase (Decrease) in Shares Outstanding	(98,967)	37,873
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment
Institutional Intermediate-Term Bond Fund Institutional Plus Shares	1.88%	0.91%	1.29%	$11,366,089
Bloomberg U.S. Intermediate Aggregate ex Baa Index	1.07	0.26	0.90	10,940,585
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	11,185,357
The fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the fund in connection with the fund’s commencement of operations on or about June 19, 2015. The performance of the fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company registered under the Investment Company Act of 1940. If the predecessor trust had been an investment company, its performance may have been different.
See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund
Fund Allocation
As of September 30, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	14.0%
Corporate Bonds	31.3
Sovereign Bonds	1.9
Taxable Municipal Bonds	0.8
U.S. Government and Agency Obligations	52.0
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Institutional Intermediate-Term Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (53.2%)
U.S. Government Securities (26.2%)
	United States Treasury Note/Bond	1.750%	7/31/24	138,095	133,909
[1]	United States Treasury Note/Bond	3.000%	7/31/24	270,000	264,473
[1]	United States Treasury Note/Bond	0.375%	8/15/24	400,000	382,625
[1]	United States Treasury Note/Bond	4.250%	9/30/24	200,430	198,081
[1]	United States Treasury Note/Bond	0.625%	10/15/24	221,640	210,939
	United States Treasury Note/Bond	0.750%	11/15/24	60,500	57,447
	United States Treasury Note/Bond	4.500%	11/30/24	9,360	9,263
	United States Treasury Note/Bond	4.250%	12/31/24	49,000	48,326
	United States Treasury Note/Bond	1.375%	1/31/25	62,500	59,336
[1]	United States Treasury Note/Bond	1.500%	2/15/25	325,000	308,648
	United States Treasury Note/Bond	2.625%	4/15/25	50,000	48,078
[1]	United States Treasury Note/Bond	2.750%	5/15/25	212,240	204,148
	United States Treasury Note/Bond	2.875%	5/31/25	73,000	70,297
	United States Treasury Note/Bond	2.875%	6/15/25	167,300	161,026
	United States Treasury Note/Bond	0.250%	7/31/25	75,000	68,660
	United States Treasury Note/Bond	3.125%	8/15/25	233,700	225,447
[1]	United States Treasury Note/Bond	3.500%	9/15/25	354,522	344,108
[1]	United States Treasury Note/Bond	4.250%	10/15/25	347,750	342,262
[1,2]	United States Treasury Note/Bond	0.250%	10/31/25	400,000	362,563
	United States Treasury Note/Bond	4.500%	11/15/25	461,690	456,784
	United States Treasury Note/Bond	1.625%	2/15/26	100,000	92,625
[1]	United States Treasury Note/Bond	0.500%	2/28/26	150,000	135,023
[1]	United States Treasury Note/Bond	3.750%	4/15/26	340,000	330,650
	United States Treasury Note/Bond	0.750%	4/30/26	100,000	90,078
	United States Treasury Note/Bond	0.750%	5/31/26	100,000	89,781
[1]	United States Treasury Note/Bond	4.500%	7/15/26	170,000	168,433
	United States Treasury Note/Bond	0.625%	7/31/26	150,000	133,500
	United States Treasury Note/Bond	4.375%	8/15/26	171,000	168,863
[1]	United States Treasury Note/Bond	0.750%	8/31/26	200,000	178,094
[1]	United States Treasury Note/Bond	1.125%	10/31/26	281,400	252,117
	United States Treasury Note/Bond	2.000%	11/15/26	100,000	91,969
	United States Treasury Note/Bond	1.250%	12/31/26	58,000	51,955
[1]	United States Treasury Note/Bond	1.875%	2/28/27	400,000	364,063
	United States Treasury Note/Bond	2.750%	4/30/27	100,000	93,516
	United States Treasury Note/Bond	0.500%	5/31/27	130,000	111,678
[1]	United States Treasury Note/Bond	2.625%	5/31/27	200,000	185,938
	United States Treasury Note/Bond	3.250%	6/30/27	110,000	104,500
	United States Treasury Note/Bond	2.750%	7/31/27	140,000	130,419
[2]	United States Treasury Note/Bond	0.375%	9/30/27	100,000	84,406

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	4.125%	10/31/27	55,000	53,831
[1]	United States Treasury Note/Bond	1.250%	3/31/28	190,017	164,008
	United States Treasury Note/Bond	1.250%	4/30/28	122,478	105,446
	United States Treasury Note/Bond	1.250%	5/31/28	116,128	99,707
	United States Treasury Note/Bond	1.250%	6/30/28	96,858	82,935
	United States Treasury Note/Bond	4.000%	6/30/28	150,000	145,992
[1]	United States Treasury Note/Bond	1.000%	7/31/28	162,698	137,226
[1]	United States Treasury Note/Bond	1.125%	8/31/28	211,451	179,073
[3]	United States Treasury Note/Bond	4.625%	9/30/28	100,000	100,047
	United States Treasury Note/Bond	3.375%	5/15/33	67,500	61,235
	United States Treasury Note/Bond	4.125%	8/15/53	7,535	6,844
					7,950,372
Agency Bonds and Notes (0.1%)
	Federal Home Loan Banks	3.125%	6/13/25	6,300	6,085
	Federal Home Loan Banks	3.125%	9/12/25	7,050	6,789
	Federal Home Loan Banks	2.500%	12/10/27	8,450	7,725
	Federal Home Loan Banks	3.250%	6/9/28	2,100	1,969
[4]	Tennessee Valley Authority	2.875%	2/1/27	1,280	1,201
					23,769
Conventional Mortgage-Backed Securities (26.4%)
[4,5]	Fannie Mae Pool	3.000%	3/1/43–3/1/48	13,277	10,967
[4,5]	Fannie Mae Pool	3.500%	7/1/47–2/1/50	22,413	19,240
[4,5]	Fannie Mae Pool	5.000%	10/1/49	554	523
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–1/1/32	1,899	1,649
[4,5]	Freddie Mac Gold Pool	3.000%	8/1/32–8/1/47	5,536	4,579
[4,5]	Freddie Mac Gold Pool	3.500%	8/1/32–2/1/50	44,421	38,334
[4,5]	Freddie Mac Gold Pool	4.000%	7/1/29–12/1/49	52,641	47,805
[4,5]	Freddie Mac Gold Pool	4.500%	5/1/39–2/1/49	25,030	23,342
[4,5]	Freddie Mac Gold Pool	5.000%	7/1/39–2/1/49	3,393	3,350
[4,5]	Freddie Mac Gold Pool	5.500%	5/1/40	1,487	1,501
[4,5]	Freddie Mac Gold Pool	6.500%	5/1/37	25	26
[4,5]	Freddie Mac Gold Pool	7.000%	5/1/38	43	44
[4]	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	458	387
[4]	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	11,820	10,173
[4]	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	3,256	2,911
[4]	Ginnie Mae I Pool	4.000%	4/15/39–12/15/46	2,300	2,125
[4]	Ginnie Mae I Pool	4.500%	2/15/39–12/15/46	11,318	10,820
[4]	Ginnie Mae I Pool	5.000%	2/15/40–9/15/41	443	434
[4]	Ginnie Mae I Pool	5.500%	3/15/40–2/15/41	132	128
[4]	Ginnie Mae I Pool	6.000%	5/15/36–3/15/40	760	768
[4]	Ginnie Mae II Pool	2.000%	11/20/50–8/20/51	349,590	276,298
[3,4]	Ginnie Mae II Pool	2.500%	3/20/43–10/15/53	379,258	300,437
[1,3,4]	Ginnie Mae II Pool	3.000%	3/20/27–10/15/53	479,903	407,500
[3,4]	Ginnie Mae II Pool	3.500%	10/20/43–10/15/53	256,418	226,087
[4]	Ginnie Mae II Pool	4.000%	2/20/34–2/20/51	170,434	156,141
[3,4]	Ginnie Mae II Pool	4.500%	4/20/48–10/15/53	171,631	159,643
[3,4]	Ginnie Mae II Pool	5.000%	4/20/40–10/15/53	75,331	71,685
[4]	Ginnie Mae II Pool	5.500%	4/20/40	56	55
[3,4]	Ginnie Mae II Pool	6.000%	2/20/41–10/15/53	131,754	130,539
[3,4,5]	UMBS Pool	1.500%	10/25/38–7/1/51	240,859	177,023
[3,4,5]	UMBS Pool	2.000%	5/1/28–11/25/53	1,850,034	1,451,372
[3,4,5]	UMBS Pool	2.500%	11/25/38–10/25/53	1,376,568	1,101,975
[3,4,5]	UMBS Pool	3.000%	7/1/32–11/25/53	217,087	185,377
[3,4,5]	UMBS Pool	3.500%	11/1/31–11/25/53	380,133	331,634
[3,4,5]	UMBS Pool	4.000%	5/1/32–11/25/53	375,426	345,283

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,4,5]	UMBS Pool	4.500%	10/25/38–11/25/53	780,586	729,936
[3,4,5]	UMBS Pool	5.000%	6/1/39–10/25/53	224,287	213,493
[3,4,5]	UMBS Pool	5.500%	12/1/38–10/25/53	929,808	901,946
[3,4,5]	UMBS Pool	6.000%	10/1/52–10/25/53	535,096	530,497
[3,4,5]	UMBS Pool	6.500%	9/1/36–11/25/53	134,633	135,195
[4,5]	UMBS Pool	7.000%	10/1/37–9/1/38	162	173
					8,011,395
Nonconventional Mortgage-Backed Securities (0.5%)
[4,5]	Fannie Mae REMICS	4.500%	8/25/49	15,304	14,403
[4,5]	Freddie Mac REMICS	2.000%	1/25/52	10,216	4,777
[4,5]	Freddie Mac REMICS	2.500%	9/25/48–12/25/48	117,316	98,175
[4,5]	Freddie Mac REMICS	4.500%	10/25/44–1/25/47	46,240	43,828
[4]	Ginnie Mae REMICS	2.000%	2/20/51	7,263	5,742
					166,925
Total U.S. Government and Agency Obligations (Cost $17,134,131)					16,152,461
Asset-Backed/Commercial Mortgage-Backed Securities (14.3%)
[4]	Ally Auto Receivables Trust Series 2022-1	3.450%	6/15/27	8,070	7,695
[4]	Ally Auto Receivables Trust Series 2022-3	5.070%	4/15/27	9,890	9,795
[4]	Ally Auto Receivables Trust Series 2023-1	5.460%	5/15/28	26,900	26,857
[4]	Ally Auto Receivables Trust Series 2023-1	5.270%	11/15/28	5,780	5,720
[4]	American Express Credit Account Master Trust Series 2022-2	3.390%	5/15/27	34,970	33,746
[4]	American Express Credit Account Master Trust Series 2022-3	3.750%	8/15/27	55,610	53,836
[4]	American Express Credit Account Master Trust Series 2023-1	4.870%	5/15/28	47,890	47,256
[4]	American Express Credit Account Master Trust Series 2023-2	4.800%	5/15/30	55,000	53,882
[4]	American Express Credit Account Master Trust Series 2023-4	5.150%	9/16/30	46,190	45,914
[4,6]	ARI Fleet Lease Trust Series 2022-A	3.120%	1/15/31	3,050	2,999
[4,6]	ARI Fleet Lease Trust Series 2022-A	3.430%	1/15/31	3,300	3,179
[4,6]	Avis Budget Rental Car Funding AESOP LLC Series 2021-2A	1.660%	2/20/28	13,130	11,444
[4,6]	Avis Budget Rental Car Funding AESOP LLC Series 2023-5A	5.780%	4/20/28	20,340	20,138
[4,6]	Avis Budget Rental Car Funding AESOP LLC Series 2023-7A	5.900%	8/21/28	7,170	7,134
[4,6]	Avis Budget Rental Car Funding AESOP LLC Series 2023-8A	6.020%	2/20/30	11,620	11,615
[4]	BA Credit Card Trust Series 2022-A2	5.000%	4/15/28	13,850	13,709
[4]	BA Credit Card Trust Series 2023-A1	4.790%	5/15/28	54,020	53,267
[4]	BANK Series 2017-BNK4	3.625%	5/15/50	280	257
[4]	BANK Series 2017-BNK6	3.254%	7/15/60	4,580	4,203
[4]	BANK Series 2017-BNK6	3.518%	7/15/60	1,110	1,016
[4]	BANK Series 2017-BNK7	3.175%	9/15/60	11,540	10,443
[4]	BANK Series 2018-BNK10	3.641%	2/15/61	901	855
[4]	BANK Series 2019-BNK19	3.183%	8/15/61	3,910	3,191
[4]	BANK Series 2019-BNK20	3.011%	9/15/62	7,180	5,855
[4]	BANK Series 2019-BNK23	2.920%	12/15/52	11,780	9,887
[4]	BANK Series 2019-BNK24	2.960%	11/15/62	17,620	14,905
[4]	BANK Series 2020-BNK30	1.673%	12/15/53	5,050	4,213
[4]	BANK Series 2022-BNK43	4.399%	8/15/55	9,800	8,760
[4,6]	Bank of America Auto Trust Series 2023-1A	5.530%	2/15/28	34,310	34,224
[4,6]	Bank of America Auto Trust Series 2023-1A	5.390%	7/16/29	9,570	9,517

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bank of America Merrill Lynch Commercial Mortgage Trust Series 2017-BNK3	3.574%	2/15/50	330	305
[4]	Barclays Commercial Mortgage Trust Series 2019-C5	3.063%	11/15/52	13,010	11,106
[4]	BBCMS Mortgage Trust Series 2020-C6	2.639%	2/15/53	2,515	2,078
[4]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	5,750	5,240
[4]	BBCMS Mortgage Trust Series 2022-C17	4.441%	9/15/55	5,750	5,170
[4]	BBCMS Trust Series 2021-C10	2.492%	7/15/54	5,750	4,570
[4]	Benchmark Mortgage Trust Series 2018-B1	3.666%	1/15/51	4,070	3,689
[4]	Benchmark Mortgage Trust Series 2018-B8	3.963%	1/15/52	1,100	1,009
[4]	Benchmark Mortgage Trust Series 2019-B15	2.928%	12/15/72	6,000	4,890
[4]	Benchmark Mortgage Trust Series 2020-B19	1.745%	9/15/53	7,163	5,972
[4]	Benchmark Mortgage Trust Series 2020-B21	1.798%	12/17/53	4,400	3,699
[4]	Benchmark Mortgage Trust Series 2022-B36	4.470%	7/15/55	11,500	10,347
[4]	BMW Vehicle Owner Trust Series 2022-A	3.440%	12/26/28	11,800	11,228
[4]	BMW Vehicle Owner Trust Series 2023-A	5.470%	2/25/28	21,430	21,352
[4]	BMW Vehicle Owner Trust Series 2023-A	5.250%	11/26/29	6,930	6,874
[3,4,6]	BPR Trust Series 2023-BRK2	7.146%	11/5/28	6,000	6,000
[4]	Cantor Commercial Real Estate Lending Series 2019-CF3	3.006%	1/15/53	6,000	4,972
[4]	Capital One Multi-Asset Execution Trust Series 2019-A3	2.060%	8/15/28	27,040	24,740
[4]	Capital One Multi-Asset Execution Trust Series 2022-A2	3.490%	5/15/27	49,550	47,859
[4]	Capital One Multi-Asset Execution Trust Series 2022-A3	4.950%	10/15/27	38,549	38,015
[4]	Capital One Multi-Asset Execution Trust Series 2023-A1	4.420%	5/15/28	64,520	62,933
[4]	Capital One Prime Auto Receivables Trust Series 2021-1	1.040%	4/15/27	10,950	10,061
[4]	Capital One Prime Auto Receivables Trust Series 2022-2	3.660%	5/17/27	3,400	3,293
[4]	Capital One Prime Auto Receivables Trust Series 2022-2	3.690%	12/15/27	2,000	1,897
[4]	Capital One Prime Auto Receivables Trust Series 2023-1	4.870%	2/15/28	14,660	14,417
[4]	Capital One Prime Auto Receivables Trust Series 2023-1	4.760%	8/15/28	6,820	6,703
[4]	CarMax Auto Owner Trust Series 2021-2	0.810%	12/15/26	5,340	4,973
[4]	CarMax Auto Owner Trust Series 2022-1	1.700%	8/16/27	10,070	9,256
[4]	CarMax Auto Owner Trust Series 2022-2	3.620%	9/15/27	9,600	9,152
[4]	CarMax Auto Owner Trust Series 2023-1	4.650%	1/16/29	3,370	3,272
[4]	CarMax Auto Owner Trust Series 2023-2	5.050%	1/18/28	14,140	13,937
[4]	CarMax Auto Owner Trust Series 2023-2	5.010%	11/15/28	3,720	3,646
[4]	CarMax Auto Owner Trust Series 2023-3	5.280%	5/15/28	21,670	21,501
[4]	CarMax Auto Owner Trust Series 2023-3	5.260%	2/15/29	16,460	16,391
[4]	Carvana Auto Receivables Trust Series 2020-P1	0.610%	10/8/26	2,525	2,438
[4]	Carvana Auto Receivables Trust Series 2021-P3	0.700%	11/10/26	14,240	13,673
[4]	Carvana Auto Receivables Trust Series 2021-P3	1.030%	6/10/27	8,360	7,470
[4]	Carvana Auto Receivables Trust Series 2022-P1	3.350%	2/10/27	6,500	6,325
[4]	CCUBS Commercial Mortgage Trust Series 2017-C1	3.283%	11/15/50	5,000	4,488
[4]	CD Mortgage Trust Series 2016-CD1	2.459%	8/10/49	6,586	6,056

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	480	435
[4]	CD Mortgage Trust Series 2017-CD5	3.684%	8/15/50	320	285
[4]	CD Mortgage Trust Series 2017-CD6	3.709%	11/13/50	1,450	1,254
[4]	CD Mortgage Trust Series 2018-CD7	4.013%	8/15/51	2,686	2,482
[4]	CFCRE Commercial Mortgage Trust Series 2016-C4	3.283%	5/10/58	3,376	3,144
[4,6]	Chesapeake Funding II LLC Series 2020-1A	0.870%	8/15/32	1,674	1,656
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC19	3.753%	3/11/47	20	20
[4]	Citigroup Commercial Mortgage Trust Series 2014-GC21	3.855%	5/10/47	15,000	14,820
[4]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	520	484
[4]	Citigroup Commercial Mortgage Trust Series 2015-GC35	3.549%	11/10/48	11,368	10,864
[4]	Citigroup Commercial Mortgage Trust Series 2016-GC37	3.314%	4/10/49	4,000	3,722
[4]	Citigroup Commercial Mortgage Trust Series 2017-P8	3.203%	9/15/50	4,560	4,128
[4]	Citigroup Commercial Mortgage Trust Series 2018-C5	4.228%	6/10/51	65	60
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	2.860%	12/15/72	6,000	5,048
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.042%	12/15/72	8,630	7,792
[4]	Citigroup Commercial Mortgage Trust Series 2019-C7	3.102%	12/15/72	15,500	13,033
[4,6]	Citizens Auto Receivables Trust Series 2023-1	5.840%	1/18/28	33,170	33,281
[4,6]	Citizens Auto Receivables Trust Series 2023-1	5.780%	10/15/30	23,800	23,864
[4]	CNH Equipment Trust Series 2022-A	2.940%	7/15/27	3,040	2,908
[4]	CNH Equipment Trust Series 2022-A	3.030%	3/15/29	2,610	2,437
[4]	CNH Equipment Trust Series 2022-B	3.890%	8/16/27	6,870	6,684
[4]	CNH Equipment Trust Series 2022-B	3.910%	3/15/28	2,200	2,095
[4]	CNH Equipment Trust Series 2023-A	4.810%	8/15/28	15,490	15,267
[4]	CNH Equipment Trust Series 2023-A	4.770%	10/15/30	4,920	4,780
[4]	CNH Equipment Trust Series 2023-B	5.600%	2/15/29	31,180	31,171
[4]	COMM Mortgage Trust Series 2013-CR13	4.194%	11/10/46	2,483	2,474
[4]	COMM Mortgage Trust Series 2014-CR18	3.828%	7/15/47	4,082	4,002
[4]	COMM Mortgage Trust Series 2019-GC44	2.950%	8/15/57	9,970	8,338
[4]	CSAIL Commercial Mortgage Trust Series 2015-C4	3.808%	11/15/48	857	809
[4]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.210%	11/15/49	3,283	3,093
[4]	CSAIL Commercial Mortgage Trust Series 2016-C7	3.502%	11/15/49	2,713	2,497
[4]	CSAIL Commercial Mortgage Trust Series 2017-C8	3.392%	6/15/50	8,560	7,759
[4]	CSAIL Commercial Mortgage Trust Series 2019-C18	2.968%	12/15/52	17,500	14,644
[4]	CSAIL Commercial Mortgage Trust Series 2020-C19	2.561%	3/15/53	4,500	3,622
[4,6]	Dell Equipment Finance Trust Series 2023-1	5.650%	9/22/28	19,410	19,367
[4]	Discover Card Execution Note Trust Series 2022-A2	3.320%	5/15/27	33,580	32,351
[4]	Discover Card Execution Note Trust Series 2022-A3	3.560%	7/15/27	63,130	60,952
[4]	Discover Card Execution Note Trust Series 2022-A4	5.030%	10/15/27	12,440	12,318

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Discover Card Execution Note Trust Series 2023-A1	4.310%	3/15/28	67,874	66,087
[4]	Discover Card Execution Note Trust Series 2023-A2	4.930%	6/15/28	76,150	75,233
[4,6]	DLLAA LLC Series 2023-1A	5.640%	2/22/28	14,140	14,059
[4,6]	DLLAA LLC Series 2023-1A	5.730%	10/20/31	8,020	7,921
[4,6]	DLLMT LLC Series 2021-1A	1.240%	6/20/29	6,940	6,497
[4,6]	DLLST LLC Series 2022-1A	3.690%	9/20/28	1,470	1,423
[4,6,7]	Edsouth Indenture No. 9 LLC Series 2015-1, SOFR30A + 0.914%	6.229%	10/25/56	124	122
[4,6]	Enterprise Fleet Financing LLC Series 2020-2	0.610%	7/20/26	1,056	1,045
[4,6]	Enterprise Fleet Financing LLC Series 2021-3	0.770%	8/20/27	6,601	6,385
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Series K752	4.284%	7/25/30	150,049	141,961
[4]	Fifth Third Auto Trust Series 2023-1	5.520%	2/17/31	20,880	20,826
[4]	First National Master Note Trust Series 2023-1	5.130%	4/15/29	30,750	30,118
[4]	First National Master Note Trust Series 2023-2	5.770%	9/17/29	8,850	8,846
[4]	FIVE Mortgage Trust Series 2023-V1	5.668%	2/10/56	1,800	1,767
[4]	Ford Credit Auto Lease Trust Series 2023-B	5.870%	1/15/27	11,790	11,782
[4,6]	Ford Credit Auto Owner Trust Series 2020-1	2.040%	8/15/31	9,298	8,815
[4,6]	Ford Credit Auto Owner Trust Series 2022-1	3.880%	11/15/34	20,470	19,300
[4]	Ford Credit Auto Owner Trust Series 2022-A	1.560%	5/15/27	9,850	9,061
[4]	Ford Credit Auto Owner Trust Series 2022-B	3.930%	8/15/27	12,000	11,551
[4]	Ford Credit Auto Owner Trust Series 2022-D	5.300%	3/15/28	7,340	7,278
[4,6]	Ford Credit Auto Owner Trust Series 2023-1	4.850%	8/15/35	14,350	13,915
[4,6]	Ford Credit Auto Owner Trust Series 2023-2	5.280%	2/15/36	41,140	40,396
[4]	Ford Credit Auto Owner Trust Series 2023-A	4.560%	12/15/28	6,520	6,339
[4]	Ford Credit Auto Owner Trust Series 2023-B	5.230%	5/15/28	26,520	26,331
[4]	Ford Credit Auto Owner Trust Series 2023-B	5.060%	2/15/29	7,760	7,657
[4]	Ford Credit Floorplan Master Owner Trust A Series 2020-2	1.060%	9/15/27	13,150	11,976
[4,6]	Ford Credit Floorplan Master Owner Trust A Series 2023-1	4.920%	5/15/28	40,220	39,493
[4,6]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	145,137	114,522
[4,6]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	35,836	30,637
[4,6]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	24,195	21,462
[4]	GM Financial Automobile Leasing Trust Series 2023-2	5.050%	7/20/26	21,630	21,386
[4]	GM Financial Automobile Leasing Trust Series 2023-2	5.090%	5/20/27	5,980	5,889
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-3	0.730%	8/16/27	10,650	9,772
[4]	GM Financial Consumer Automobile Receivables Trust Series 2021-4	0.990%	10/18/27	10,000	9,125
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-1	1.510%	4/17/28	6,980	6,368
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-2	3.250%	4/17/28	9,090	8,590
[4]	GM Financial Consumer Automobile Receivables Trust Series 2022-4	4.880%	8/16/28	5,260	5,194
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	4.660%	2/16/28	14,100	13,842
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	4.590%	7/17/28	2,010	1,957
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-2	4.430%	10/16/28	6,130	5,938

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.450%	6/16/28	24,840	24,787
[4]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.340%	12/18/28	13,860	13,783
[4,6]	GM Financial Revolving Receivables Trust Series 2023-1	5.120%	4/11/35	24,970	24,491
[4,6]	GMF Floorplan Owner Revolving Trust Series 2023-1	5.340%	6/15/28	23,690	23,489
[4,6]	GMF Floorplan Owner Revolving Trust Series 2023-2	5.340%	6/15/30	18,390	18,170
[4,6]	Golden Credit Card Trust Series 2021-1A	1.140%	8/15/28	23,300	20,573
[4]	GS Mortgage Securities Trust Series 2015-GC34	3.244%	10/10/48	7,053	6,689
[4]	GS Mortgage Securities Trust Series 2015-GS1	3.470%	11/10/48	5,343	5,062
[4]	GS Mortgage Securities Trust Series 2018-GS10	4.155%	7/10/51	720	652
[4]	GS Mortgage Securities Trust Series 2019-GC38	3.968%	2/10/52	2,600	2,356
[4]	GS Mortgage Securities Trust Series 2020-GSA2	2.012%	12/12/53	9,640	7,311
[4,6]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	20,648	15,581
[4,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	4,728	3,730
[4,6]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	144,600	114,098
[4]	Harley-Davidson Motorcycle Trust Series 2022-A	3.260%	1/15/30	5,340	5,116
[4]	Harley-Davidson Motorcycle Trust Series 2023-A	5.050%	12/15/27	10,840	10,701
[4]	Harley-Davidson Motorcycle Trust Series 2023-B	5.780%	4/15/31	11,340	11,306
[4,6]	Hertz Vehicle Financing III LLC Series 2022-1A	1.990%	6/25/26	7,800	7,311
[4,6]	Hertz Vehicle Financing III LLC Series 2023-3A	5.940%	2/25/28	17,700	17,605
[4,6]	Hertz Vehicle Financing III LLC Series 2023-4A	6.150%	3/25/30	24,300	24,160
[4,6]	Hertz Vehicle Financing III LP Series 2021-2A	1.680%	12/27/27	11,710	10,275
[4]	Honda Auto Receivables Owner Trust Series 2021-4	1.140%	6/21/28	7,530	6,998
[4]	Honda Auto Receivables Owner Trust Series 2022-2	3.760%	12/18/28	1,220	1,175
[4]	Honda Auto Receivables Owner Trust Series 2023-1	4.970%	6/21/29	6,870	6,807
[4]	Honda Auto Receivables Owner Trust Series 2023-2	4.930%	11/15/27	23,000	22,712
[4]	Honda Auto Receivables Owner Trust Series 2023-2	4.910%	9/17/29	11,050	10,908
[4]	Honda Auto Receivables Owner Trust Series 2023-3	5.410%	2/18/28	22,890	22,818
[4]	Honda Auto Receivables Owner Trust Series 2023-3	5.300%	12/18/29	18,750	18,619
[4,6]	Hyundai Auto Lease Securitization Trust Series 2023-C	5.840%	9/15/27	7,545	7,533
[4]	Hyundai Auto Receivables Trust Series 2021-C	1.030%	12/15/27	7,710	7,110
[4]	Hyundai Auto Receivables Trust Series 2022-A	2.350%	4/17/28	3,750	3,495
[4]	Hyundai Auto Receivables Trust Series 2023-A	4.480%	7/17/28	8,810	8,610
[4]	Hyundai Auto Receivables Trust Series 2023-B	5.480%	4/17/28	21,700	21,666
[4]	Hyundai Auto Receivables Trust Series 2023-B	5.310%	8/15/29	6,930	6,901
[4]	John Deere Owner Trust Series 2022-A	2.490%	1/16/29	6,800	6,395

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	John Deere Owner Trust Series 2023-B	5.180%	3/15/28	13,840	13,720
[4]	John Deere Owner Trust Series 2023-B	5.110%	5/15/30	7,620	7,509
[4]	John Deere Owner Trust Series 2023-C	5.390%	8/15/30	13,570	13,518
[4]	JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP3	2.870%	8/15/49	1,525	1,375
[4,6]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	126,454	100,097
[4,6]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	6,816	5,395
[4,6]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	34,827	27,481
[4,6]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	9,403	7,396
[4,6]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	122,729	96,841
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C18	4.079%	2/15/47	3,930	3,890
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C21	3.493%	8/15/47	110	109
[4]	JPMBB Commercial Mortgage Securities Trust Series 2014-C26	3.494%	1/15/48	15,000	14,432
[4]	JPMBB Commercial Mortgage Securities Trust Series 2015-C32	3.598%	11/15/48	1,789	1,669
[4]	JPMDB Commercial Mortgage Securities Trust Series 2017-C7	3.409%	10/15/50	360	324
[4]	JPMDB Commercial Mortgage Securities Trust Series 2018-C8	4.211%	6/15/51	60	55
[4,6]	Kubota Credit Owner Trust Series 2022-1A	2.670%	10/15/26	16,940	16,137
[4,6]	Kubota Credit Owner Trust Series 2022-1A	2.780%	2/15/28	9,680	9,031
[4,6]	Kubota Credit Owner Trust Series 2023-1A	5.070%	2/15/29	3,570	3,510
[4,6]	Kubota Credit Owner Trust Series 2023-2A	5.280%	1/18/28	18,060	17,872
[4,6]	Kubota Credit Owner Trust Series 2023-2A	5.230%	6/15/28	6,520	6,416
[4,6]	Master Credit Card Trust II Series 2022-1A	1.660%	7/21/26	22,370	21,214
[4,6]	Master Credit Card Trust II Series 2023-1A	4.700%	6/21/27	12,070	11,814
[4,6]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	7,038	5,311
[4]	Mercedes-Benz Auto Lease Trust Series 2023-A	4.710%	2/15/29	20,890	20,317
[4]	Mercedes-Benz Auto Receivables Trust Series 2022-1	5.250%	2/15/29	6,320	6,265
[4]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.510%	11/15/27	15,150	14,863
[4]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.310%	4/16/29	4,050	3,910
[4,6]	MMAF Equipment Finance LLC Series 2019-A	3.080%	11/12/41	4,430	4,336
[4,6]	MMAF Equipment Finance LLC Series 2020-BA	0.850%	4/14/42	4,800	4,453
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15	4.051%	4/15/47	2,113	2,098
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20	3.249%	2/15/48	60	58
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23	3.719%	7/15/50	7,440	7,111
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24	3.479%	5/15/48	9,034	8,619
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.372%	10/15/48	2,500	2,379
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25	3.635%	10/15/48	1,648	1,557
[4]	Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27	3.473%	12/15/47	9,700	9,335
[4]	Morgan Stanley Capital I Series 2017-HR2	3.509%	12/15/50	1,075	1,021

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Morgan Stanley Capital I Trust Series 2015-MS1	3.510%	5/15/48	9,329	8,966
[4]	Morgan Stanley Capital I Trust Series 2016-UBS9	3.594%	3/15/49	5,373	4,971
[4]	Morgan Stanley Capital I Trust Series 2019-L3	3.127%	11/15/52	13,640	11,423
[4]	Morgan Stanley Capital I Trust Series 2021-L6	2.444%	6/15/54	2,600	2,005
[4,6]	Navistar Financial Dealer Note Master Owner Trust II Series 2023-1	6.180%	8/25/28	10,740	10,733
[4,6]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	37,668	29,817
[4]	Nissan Auto Lease Trust Series 2023-B	5.690%	7/15/26	11,050	11,013
[4]	Nissan Auto Receivables Owner Trust Series 2023-A	4.910%	11/15/27	33,040	32,575
[4]	Nissan Auto Receivables Owner Trust Series 2023-A	4.850%	6/17/30	12,360	12,115
[4,6]	OBX Trust Series 2022-INV5	4.000%	10/25/52	27,705	23,616
[4,6]	OBX Trust Series 2022-J2	3.000%	8/25/52	78,934	62,284
[4,6]	OBX Trust Series 2022-J2	3.500%	8/25/52	119,184	97,847
[4,6,7]	Pepper Residential Securities Trust No. 22 Series 22A, SOFR + 1.114%	6.422%	6/20/60	179	179
[4,6,7]	Pepper Residential Securities Trust No. 23 Series 23A, SOFR + 1.064%	6.374%	8/18/60	232	232
[4,6]	PFS Financing Corp. Series 2023-B	5.270%	5/15/28	7,060	6,963
[4,6]	PFS Financing Corp. Series 2023-C	5.520%	10/15/28	11,650	11,537
[4,6]	Porsche Financial Auto Securitization Trust Series 2023-1A	4.810%	9/22/28	27,650	27,245
[4,6]	Porsche Financial Auto Securitization Trust Series 2023-1A	4.720%	6/23/31	10,450	10,285
[4,6]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	4,390	3,978
[4,6]	Progress Residential Trust Series 2022-SFR5	4.451%	6/17/39	5,332	5,030
[4,6]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	19,374	14,619
[4,6]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	68,609	56,326
[4,6]	RESIMAC Premier Series 2020-1A	1.274%	2/7/52	455	455
[4,6]	SFS Auto Receivables Securitization Trust Series 2023-1A	5.470%	12/20/29	9,220	9,227
[4,6]	SMB Private Education Loan Trust Series 2016-A	2.700%	5/15/31	39	38
[4,6]	SMB Private Education Loan Trust Series 2017-B	2.820%	10/15/35	138	132
[4,6]	SMB Private Education Loan Trust Series 2018-B	3.600%	1/15/37	298	285
[4,6]	SMB Private Education Loan Trust Series 2018-C	3.630%	11/15/35	534	512
[4,6]	SoFi Professional Loan Program LLC Series 2017-B	2.740%	5/25/40	3	3
[4,6]	SoFi Professional Loan Program LLC Series 2017-D	2.650%	9/25/40	44	42
[4,6]	SoFi Professional Loan Program LLC Series 2017-F	2.840%	1/25/41	58	56
[4]	Synchrony Card Funding LLC Series 2022-A1	3.370%	4/15/28	23,430	22,566
[4]	Synchrony Card Funding LLC Series 2022-A2	3.860%	7/15/28	26,050	25,246
[4]	Synchrony Card Funding LLC Series 2023-A1	5.540%	7/15/29	27,240	27,197
[4,6]	Tesla Auto Lease Trust Series 2023-A	5.940%	7/20/27	9,480	9,414
[4,6]	Tesla Auto Lease Trust Series 2023-B	6.220%	3/22/27	8,970	8,979
[4,6]	T-Mobile US Trust Series 2022-1A	4.910%	5/22/28	10,420	10,293
[4,6]	Toyota Auto Loan Extended Note Trust Series 2020-1A	1.350%	5/25/33	8,600	7,994

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4,6]	Toyota Auto Loan Extended Note Trust Series 2021-1A	1.070%	2/27/34	23,810	21,304
[4,6]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	24,670	23,177
[4,6]	Toyota Auto Loan Extended Note Trust Series 2023-1A	4.930%	6/25/36	18,060	17,659
[4]	Toyota Auto Receivables Owner Trust Series 2021-C	0.720%	1/15/27	19,620	17,995
[4]	Toyota Auto Receivables Owner Trust Series 2021-D	1.020%	3/15/27	7,930	7,255
[4]	Toyota Auto Receivables Owner Trust Series 2022-A	1.540%	5/17/27	9,540	8,735
[4]	Toyota Auto Receivables Owner Trust Series 2022-B	3.110%	8/16/27	7,990	7,548
[4]	Toyota Auto Receivables Owner Trust Series 2022-C	3.760%	4/15/27	5,400	5,240
[4]	Toyota Auto Receivables Owner Trust Series 2022-C	3.770%	2/15/28	2,630	2,511
[4]	Toyota Auto Receivables Owner Trust Series 2022-D	5.430%	4/17/28	9,450	9,453
[4]	Toyota Auto Receivables Owner Trust Series 2023-A	4.630%	9/15/27	13,280	13,039
[4]	Toyota Auto Receivables Owner Trust Series 2023-A	4.420%	8/15/28	4,340	4,206
[4]	Toyota Auto Receivables Owner Trust Series 2023-B	4.710%	2/15/28	27,650	27,098
[4]	Toyota Auto Receivables Owner Trust Series 2023-B	4.660%	9/15/28	27,670	26,953
[4]	Toyota Auto Receivables Owner Trust Series 2023-C	5.160%	4/17/28	28,110	27,887
[4]	Toyota Auto Receivables Owner Trust Series 2023-C	5.010%	2/15/29	12,880	12,680
[4,6]	Toyota Lease Owner Trust Series 2023-B	5.710%	12/20/27	16,680	16,611
[4,6]	Trafigura Securitisation Finance plc Series 2021-1A	1.080%	1/15/25	11,570	10,971
[4]	UBS Commercial Mortgage Trust Series 2017-C7	3.418%	12/15/50	3,407	3,141
[4,6]	UBS-BAMLL Trust Series 2012-WRM	3.663%	6/10/30	140	124
[4,6]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	20,104	15,245
[4]	Verizon Master Trust Series 2022-2	1.530%	7/20/28	15,000	14,211
[4]	Verizon Master Trust Series 2022-6	3.670%	1/22/29	13,870	13,393
[4]	Verizon Master Trust Series 2023-1	4.490%	1/22/29	19,350	18,973
[4]	Verizon Master Trust Series 2023-2	4.890%	4/13/28	35,080	34,652
[4]	Verizon Master Trust Series 2023-4	5.160%	6/20/29	47,480	47,135
[4,6]	Verizon Master Trust Series 2023-6	5.350%	9/22/31	20,970	20,815
[4]	Volkswagen Auto Lease Trust Series 2023-A	5.800%	4/20/28	10,485	10,469
[4]	Volkswagen Auto Loan Enhanced Trust Series 2021-1	1.260%	10/20/28	12,800	11,856
[4]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.020%	6/20/28	23,650	23,388
[4]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.010%	1/22/30	9,620	9,461
[4,6]	Volvo Financial Equipment LLC Series 2020-1A	0.600%	3/15/28	2,300	2,240
[4]	Wells Fargo Commercial Mortgage Trust Series 2015-C30	3.664%	9/15/58	2,380	2,268
[4]	Wells Fargo Commercial Mortgage Trust Series 2016-C32	3.560%	1/15/59	2,139	2,015

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C38	3.453%	7/15/50	1,285	1,169
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.317%	10/15/50	3,200	2,912
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C40	3.581%	10/15/50	3,040	2,769
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C41	3.472%	11/15/50	3,160	2,853
[4]	Wells Fargo Commercial Mortgage Trust Series 2017-C42	3.589%	12/15/50	4,890	4,277
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C46	4.152%	8/15/51	1,095	1,001
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C47	4.442%	9/15/61	870	809
[4]	Wells Fargo Commercial Mortgage Trust Series 2018-C48	4.245%	1/15/52	980	936
[4]	Wells Fargo Commercial Mortgage Trust Series 2020-C58	1.849%	7/15/53	2,850	2,395
[4]	WFRBS Commercial Mortgage Trust Series 2014-C21	3.410%	8/15/47	14	14
[4]	WFRBS Commercial Mortgage Trust Series 2014-C24	3.607%	11/15/47	2,190	2,114
[4]	WFRBS Commercial Mortgage Trust Series 2014-LC14	3.766%	3/15/47	808	806
[4]	WFRBS Commercial Mortgage Trust Series 2014-LC14	4.045%	3/15/47	2,597	2,582
[4,6]	Wheels SPV 2 LLC Series 2020-1A	0.620%	8/20/29	1,186	1,166
[4]	World Omni Auto Receivables Trust Series 2021-D	1.100%	11/15/27	11,450	10,473
[4]	World Omni Auto Receivables Trust Series 2022-A	1.900%	3/15/28	9,420	8,624
[4]	World Omni Auto Receivables Trust Series 2022-B	3.440%	3/15/28	7,570	7,164
[4]	World Omni Auto Receivables Trust Series 2022-C	3.680%	9/15/28	1,670	1,586
[4]	World Omni Auto Receivables Trust Series 2022-D	5.700%	2/15/29	6,940	6,963
[4]	World Omni Auto Receivables Trust Series 2023-A	4.830%	5/15/28	16,030	15,798
[4]	World Omni Auto Receivables Trust Series 2023-A	4.660%	5/15/29	7,550	7,351
[4]	World Omni Auto Receivables Trust Series 2023-B	4.680%	5/15/29	4,390	4,274
[4]	World Omni Auto Receivables Trust Series 2023-C	5.150%	11/15/28	23,000	22,766
[4]	World Omni Auto Receivables Trust Series 2023-C	5.030%	11/15/29	8,940	8,792
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $4,629,493)					4,337,246
Corporate Bonds (32.0%)
Communications (0.9%)
	Comcast Corp.	3.375%	8/15/25	10,850	10,433
	Comcast Corp.	3.950%	10/15/25	12,400	12,030
[8]	Comcast Corp.	0.000%	9/14/26	13,316	12,523
	Comcast Corp.	3.150%	2/15/28	28,825	26,326
	Comcast Corp.	4.150%	10/15/28	40,135	38,014
	Comcast Corp.	4.550%	1/15/29	11,670	11,204
	Comcast Corp.	2.650%	2/1/30	10,970	9,261

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Comcast Corp.	3.400%	4/1/30	11,500	10,126
	Comcast Corp.	1.950%	1/15/31	10,000	7,819
	Comcast Corp.	4.250%	1/15/33	12,000	10,791
	Meta Platforms Inc.	3.500%	8/15/27	30,422	28,685
	Meta Platforms Inc.	4.800%	5/15/30	20,360	19,817
	Meta Platforms Inc.	3.850%	8/15/32	21,350	18,946
	Meta Platforms Inc.	4.950%	5/15/33	12,500	11,984
[6]	NTT Finance Corp.	1.162%	4/3/26	34,635	31,067
[6]	NTT Finance Corp.	2.065%	4/3/31	4,335	3,422
	TWDC Enterprises 18 Corp.	3.000%	2/13/26	13,228	12,500
	Walt Disney Co.	3.375%	11/15/26	2,200	2,073
					277,021
Consumer Discretionary (1.9%)
	Amazon.com Inc.	3.150%	8/22/27	7,000	6,507
	Amazon.com Inc.	1.650%	5/12/28	10,000	8,603
	Amazon.com Inc.	4.650%	12/1/29	30,000	29,258
	Amazon.com Inc.	1.500%	6/3/30	8,152	6,453
	Amazon.com Inc.	4.700%	12/1/32	21,455	20,476
[4]	American Honda Finance Corp.	5.250%	7/7/26	39,380	39,135
[4]	American Honda Finance Corp.	2.350%	1/8/27	25,000	22,678
[8]	American Honda Finance Corp.	3.750%	10/25/27	18,900	19,770
	American Honda Finance Corp.	4.600%	4/17/30	46,580	44,176
[4]	American Honda Finance Corp.	1.800%	1/13/31	20,000	15,512
	Home Depot Inc.	1.500%	9/15/28	5,505	4,625
	Home Depot Inc.	3.900%	12/6/28	7,700	7,258
	Home Depot Inc.	2.950%	6/15/29	19,485	17,339
	Home Depot Inc.	2.700%	4/15/30	16,365	13,947
	Home Depot Inc.	1.875%	9/15/31	8,965	6,946
	Home Depot Inc.	3.250%	4/15/32	12,425	10,654
[6]	Mercedes-Benz Finance North America LLC	4.950%	3/30/25	17,445	17,290
[6]	Mercedes-Benz Finance North America LLC	5.375%	8/1/25	29,920	29,786
[6]	Mercedes-Benz Finance North America LLC	4.800%	3/30/26	25,595	25,143
[6]	Mercedes-Benz Finance North America LLC	5.200%	8/3/26	14,530	14,383
[6]	Mercedes-Benz Finance North America LLC	4.800%	3/30/28	29,010	28,105
	TJX Cos. Inc.	3.875%	4/15/30	10,000	9,175
[4,8]	Toyota Finance Australia Ltd.	0.064%	1/13/25	7,600	7,628
[4]	Toyota Motor Credit Corp.	3.000%	4/1/25	10,115	9,743
	Toyota Motor Credit Corp.	5.600%	9/11/25	23,645	23,689
[4]	Toyota Motor Credit Corp.	1.125%	6/18/26	40,000	35,713
[4]	Toyota Motor Credit Corp.	1.150%	8/13/27	15,000	12,840
[4]	Toyota Motor Credit Corp.	4.550%	9/20/27	31,620	30,736
	Toyota Motor Credit Corp.	4.625%	1/12/28	7,185	7,015
	Toyota Motor Credit Corp.	3.650%	1/8/29	20,000	18,545
	Toyota Motor Credit Corp.	4.550%	5/17/30	12,505	11,839
	Toyota Motor Credit Corp.	4.700%	1/12/33	4,285	4,049
[4]	Yale University	1.482%	4/15/30	6,000	4,774
					563,790
Consumer Staples (2.1%)
[4]	Anheuser-Busch Cos. LLC	3.650%	2/1/26	3,750	3,603
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	20,693	20,064
	Anheuser-Busch InBev Worldwide Inc.	3.500%	6/1/30	51,000	45,406
	Archer-Daniels-Midland Co.	4.500%	8/15/33	8,570	7,964
	Brown-Forman Corp.	4.750%	4/15/33	8,885	8,450
[6]	Cargill Inc.	4.500%	6/24/26	13,162	12,859
[6]	Cargill Inc.	4.750%	4/24/33	7,150	6,725

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	9,760	9,809
[8]	Coca-Cola Co.	1.875%	9/22/26	5,300	5,320
	Coca-Cola Co.	3.375%	3/25/27	12,000	11,359
	Coca-Cola Co.	1.000%	3/15/28	6,717	5,667
	Coca-Cola Co.	1.375%	3/15/31	5,000	3,815
	Colgate-Palmolive Co.	3.250%	8/15/32	12,460	10,862
	Costco Wholesale Corp.	1.600%	4/20/30	42,322	33,939
	Estee Lauder Cos. Inc.	4.375%	5/15/28	8,335	8,013
	Estee Lauder Cos. Inc.	2.375%	12/1/29	4,750	3,987
	Estee Lauder Cos. Inc.	4.650%	5/15/33	9,375	8,760
	Hershey Co.	4.250%	5/4/28	4,130	3,992
	Hershey Co.	2.450%	11/15/29	10,000	8,596
	Hershey Co.	1.700%	6/1/30	5,000	3,994
	Hershey Co.	4.500%	5/4/33	8,690	8,192
[6]	Kenvue Inc.	5.500%	3/22/25	7,080	7,064
[6]	Kenvue Inc.	5.050%	3/22/28	15,000	14,800
[6]	Kenvue Inc.	4.900%	3/22/33	10,000	9,557
	Kimberly-Clark Corp.	1.050%	9/15/27	2,000	1,706
	Kimberly-Clark Corp.	3.100%	3/26/30	10,507	9,225
[6]	Mars Inc.	4.750%	4/20/33	18,870	17,820
[6]	Nestle Holdings Inc.	5.250%	3/13/26	9,735	9,711
	PepsiCo Inc.	2.850%	2/24/26	6,674	6,319
[4,8]	PepsiCo Inc.	2.625%	4/28/26	6,883	7,070
	PepsiCo Inc.	3.600%	2/18/28	3,390	3,204
	PepsiCo Inc.	2.625%	7/29/29	1,720	1,508
	PepsiCo Inc.	2.750%	3/19/30	2,130	1,842
	PepsiCo Inc.	1.625%	5/1/30	11,745	9,420
	PepsiCo Inc.	1.950%	10/21/31	2,575	2,030
	PepsiCo Inc.	3.900%	7/18/32	990	901
	Philip Morris International Inc.	1.500%	5/1/25	7,370	6,898
	Philip Morris International Inc.	5.000%	11/17/25	14,410	14,235
	Philip Morris International Inc.	4.875%	2/13/26	20,000	19,661
	Philip Morris International Inc.	5.125%	11/17/27	30,575	29,949
	Philip Morris International Inc.	4.875%	2/15/28	24,115	23,358
	Philip Morris International Inc.	3.375%	8/15/29	2,000	1,759
	Philip Morris International Inc.	5.625%	11/17/29	26,265	25,947
	Philip Morris International Inc.	5.125%	2/15/30	31,510	30,223
	Philip Morris International Inc.	5.500%	9/7/30	3,000	2,916
	Philip Morris International Inc.	5.750%	11/17/32	17,680	17,233
	Philip Morris International Inc.	5.375%	2/15/33	17,675	16,709
	Procter & Gamble Co.	3.950%	1/26/28	17,050	16,480
	Procter & Gamble Co.	4.050%	1/26/33	7,440	6,922
[6]	Reckitt Benckiser Treasury Services plc	3.000%	6/26/27	7,000	6,432
	Target Corp.	3.375%	4/15/29	870	798
	Target Corp.	2.350%	2/15/30	11,910	9,958
	Target Corp.	2.650%	9/15/30	1,435	1,210
	Target Corp.	4.400%	1/15/33	7,915	7,287
	Unilever Capital Corp.	2.125%	9/6/29	21,050	17,693
[4,8]	Unilever Finance Netherlands BV	1.250%	3/25/25	7,600	7,736
	Walmart Inc.	4.000%	4/15/30	14,875	13,937
	Walmart Inc.	4.100%	4/15/33	12,805	11,716
					622,610
Energy (1.0%)
	BP Capital Markets America Inc.	3.796%	9/21/25	4,935	4,782
	BP Capital Markets America Inc.	3.410%	2/11/26	6,722	6,421

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	BP Capital Markets America Inc.	3.119%	5/4/26	19,465	18,389
[4]	BP Capital Markets America Inc.	3.017%	1/16/27	2,630	2,440
	BP Capital Markets America Inc.	4.234%	11/6/28	8,000	7,601
	BP Capital Markets America Inc.	1.749%	8/10/30	8,930	7,047
	BP Capital Markets America Inc.	2.721%	1/12/32	21,736	17,638
	BP Capital Markets America Inc.	4.812%	2/13/33	22,000	20,604
	BP Capital Markets plc	3.279%	9/19/27	13,162	12,214
	BP Capital Markets plc	3.723%	11/28/28	2,095	1,933
	Chevron Corp.	1.554%	5/11/25	8,810	8,289
	Chevron Corp.	2.954%	5/16/26	3,252	3,073
	Chevron Corp.	1.995%	5/11/27	19,000	17,023
	Chevron Corp.	2.236%	5/11/30	1,300	1,084
	Chevron USA Inc.	0.687%	8/12/25	7,340	6,738
	Chevron USA Inc.	3.850%	1/15/28	5,870	5,576
	ConocoPhillips Co.	6.950%	4/15/29	13,082	14,123
	EOG Resources Inc.	4.150%	1/15/26	15,804	15,343
[4]	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	22,000	17,020
[4]	Harvest Operations Corp.	1.000%	4/26/24	14,000	13,602
[4]	Petronas Capital Ltd.	3.500%	4/21/30	8,743	7,733
[4]	Petronas Energy Canada Ltd.	2.112%	3/23/28	13,860	12,103
[4]	SA Global Sukuk Ltd.	0.946%	6/17/24	2,822	2,722
	Schlumberger Investment SA	4.500%	5/15/28	17,250	16,706
	Schlumberger Investment SA	4.850%	5/15/33	11,870	11,195
[4,8]	Shell International Finance BV	2.500%	3/24/26	6,883	7,024
	Shell International Finance BV	3.875%	11/13/28	2,135	2,014
	Shell International Finance BV	2.375%	11/7/29	23,115	19,678
	Shell International Finance BV	2.750%	4/6/30	6,080	5,233
	TotalEnergies Capital International SA	2.434%	1/10/25	10,450	10,043
	TotalEnergies Capital International SA	3.455%	2/19/29	12,590	11,515
	TotalEnergies Capital International SA	2.829%	1/10/30	10,295	8,934
					315,840
Financials (18.5%)
	Aflac Inc.	1.125%	3/15/26	3,375	3,027
	American Express Co.	3.000%	10/30/24	10,335	10,025
	American Express Co.	2.250%	3/4/25	16,000	15,204
	American Express Co.	4.990%	5/1/26	45,800	44,975
	American Express Co.	2.550%	3/4/27	15,400	13,906
	American Express Co.	5.389%	7/28/27	59,150	58,293
	American Express Co.	5.850%	11/5/27	7,600	7,653
	American Express Co.	4.050%	5/3/29	18,265	16,995
	American Express Co.	4.420%	8/3/33	9,500	8,454
	Ameriprise Financial Inc.	3.000%	4/2/25	30,000	28,772
[6]	Athene Global Funding	0.914%	8/19/24	4,880	4,646
	Australia & New Zealand Banking Group Ltd.	5.375%	7/3/25	50,550	50,342
[4,7,9]	Australia & New Zealand Banking Group Ltd., 3M Australian Bank Bill Rate + 0.920%	5.110%	11/4/25	2,600	1,680
	Banco Santander SA	4.379%	4/12/28	2,585	2,389
[4]	Bank of America Corp.	3.366%	1/23/26	44,735	42,975
[4]	Bank of America Corp.	2.015%	2/13/26	10,000	9,405
[4]	Bank of America Corp.	3.384%	4/2/26	47,300	45,251
[4]	Bank of America Corp.	1.319%	6/19/26	24,960	22,881
[4]	Bank of America Corp.	4.827%	7/22/26	53,490	52,165
	Bank of America Corp.	5.080%	1/20/27	23,520	22,988
[4]	Bank of America Corp.	3.559%	4/23/27	2,777	2,605
	Bank of America Corp.	1.734%	7/22/27	28,000	24,812

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bank of America Corp.	3.824%	1/20/28	22,156	20,563
[4]	Bank of America Corp.	2.551%	2/4/28	14,330	12,765
[4]	Bank of America Corp.	3.705%	4/24/28	5,800	5,341
	Bank of America Corp.	4.376%	4/27/28	4,500	4,243
[4]	Bank of America Corp.	4.948%	7/22/28	11,480	11,029
	Bank of America Corp.	6.204%	11/10/28	8,510	8,547
[4]	Bank of America Corp.	3.419%	12/20/28	34,922	31,318
[4]	Bank of America Corp.	3.970%	3/5/29	16,624	15,223
	Bank of America Corp.	5.202%	4/25/29	20,000	19,244
[4]	Bank of America Corp.	2.087%	6/14/29	23,300	19,490
[4]	Bank of America Corp.	3.974%	2/7/30	1,960	1,759
[4]	Bank of America Corp.	3.194%	7/23/30	23,795	20,333
[4]	Bank of America Corp.	2.884%	10/22/30	17,816	14,849
[4]	Bank of America Corp.	2.496%	2/13/31	75	60
[4]	Bank of America Corp.	2.592%	4/29/31	7,500	6,022
[4]	Bank of America Corp.	1.898%	7/23/31	29,543	22,435
[4]	Bank of America Corp.	1.922%	10/24/31	5,000	3,771
[4]	Bank of America Corp.	2.651%	3/11/32	5,110	4,013
	Bank of America Corp.	2.687%	4/22/32	35,400	27,757
	Bank of America Corp.	2.299%	7/21/32	35,200	26,657
[4]	Bank of America Corp.	2.972%	2/4/33	21,960	17,318
	Bank of America Corp.	4.571%	4/27/33	12,100	10,743
[4]	Bank of America Corp.	5.015%	7/22/33	20,330	18,723
	Bank of America Corp.	5.288%	4/25/34	10,000	9,304
	Bank of America NA	5.526%	8/18/26	52,900	52,632
	Bank of Montreal	5.300%	6/5/26	20,000	19,738
[4]	Bank of Montreal	1.250%	9/15/26	11,520	10,131
[4]	Bank of Montreal	4.700%	9/14/27	12,000	11,496
	Bank of Montreal	5.203%	2/1/28	5,900	5,754
[4]	Bank of New York Mellon Corp.	1.600%	4/24/25	12,400	11,615
	Bank of New York Mellon Corp.	4.414%	7/24/26	20,350	19,769
	Bank of New York Mellon Corp.	4.947%	4/26/27	145,000	141,541
[4]	Bank of New York Mellon Corp.	3.250%	5/16/27	21,080	19,455
[4]	Bank of New York Mellon Corp.	3.442%	2/7/28	7,827	7,290
[4]	Bank of New York Mellon Corp.	5.802%	10/25/28	9,000	8,987
	Bank of New York Mellon Corp.	4.596%	7/26/30	9,650	9,083
[4]	Bank of New York Mellon Corp.	5.834%	10/25/33	10,000	9,818
	Bank of New York Mellon Corp.	4.706%	2/1/34	10,000	9,015
	Bank of Nova Scotia	2.200%	2/3/25	9,530	9,065
[4]	Bank of Nova Scotia	3.450%	4/11/25	23,000	22,138
	Bank of Nova Scotia	5.450%	6/12/25	77,320	76,561
	Bank of Nova Scotia	1.050%	3/2/26	14,350	12,813
	Bank of Nova Scotia	1.350%	6/24/26	5,000	4,440
	Bank of Nova Scotia	2.700%	8/3/26	5,674	5,227
	Bank of Nova Scotia	1.300%	9/15/26	7,200	6,341
	Bank of Nova Scotia	1.950%	2/2/27	1,620	1,433
	Bank of Nova Scotia	5.250%	6/12/28	18,290	17,804
	Bank of Nova Scotia	4.850%	2/1/30	10,000	9,399
	Bank of Nova Scotia	2.150%	8/1/31	5,000	3,829
	Bank of Nova Scotia	2.450%	2/2/32	2,500	1,936
	Berkshire Hathaway Finance Corp.	2.875%	3/15/32	10,700	8,981
[8]	Berkshire Hathaway Inc.	0.000%	3/12/25	7,600	7,585
[8]	Berkshire Hathaway Inc.	1.125%	3/16/27	3,000	2,894
	BlackRock Inc.	2.400%	4/30/30	3,000	2,497
	BlackRock Inc.	1.900%	1/28/31	2,800	2,204

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	BlackRock Inc.	4.750%	5/25/33	10,000	9,374
	Canadian Imperial Bank of Commerce	3.300%	4/7/25	18,736	18,009
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	62,100	61,290
	Canadian Imperial Bank of Commerce	1.250%	6/22/26	9,975	8,832
[3]	Canadian Imperial Bank of Commerce	5.926%	10/2/26	30,000	30,003
	Cboe Global Markets Inc.	1.625%	12/15/30	7,008	5,371
	Cboe Global Markets Inc.	3.000%	3/16/32	9,500	7,793
	Charles Schwab Corp.	3.625%	4/1/25	3,670	3,542
	Charles Schwab Corp.	0.900%	3/11/26	7,000	6,204
	Charles Schwab Corp.	3.200%	3/2/27	10,000	9,137
	Charles Schwab Corp.	2.450%	3/3/27	23,980	21,358
	Charles Schwab Corp.	3.300%	4/1/27	4,574	4,192
	Charles Schwab Corp.	3.200%	1/25/28	4,143	3,718
	Charles Schwab Corp.	4.000%	2/1/29	8,980	8,242
	Charles Schwab Corp.	5.643%	5/19/29	8,000	7,832
	Charles Schwab Corp.	3.250%	5/22/29	6,955	6,024
	Charles Schwab Corp.	2.900%	3/3/32	9,500	7,489
	Charles Schwab Corp.	5.853%	5/19/34	8,000	7,611
	Chubb INA Holdings Inc.	3.350%	5/3/26	26,845	25,478
	Chubb INA Holdings Inc.	1.375%	9/15/30	19,939	15,213
	Citigroup Inc.	0.981%	5/1/25	10,415	10,078
	Citigroup Inc.	1.281%	11/3/25	3,300	3,116
	Citigroup Inc.	2.014%	1/25/26	5,300	5,004
	Citigroup Inc.	3.200%	10/21/26	3,310	3,056
[4]	Citigroup Inc.	2.666%	1/29/31	8,380	6,793
[4]	Citigroup Inc.	2.572%	6/3/31	12,775	10,183
	Citigroup Inc.	3.785%	3/17/33	1,600	1,333
	Citigroup Inc.	4.910%	5/24/33	3,100	2,820
	CME Group Inc.	2.650%	3/15/32	15,300	12,460
[4]	Cooperatieve Rabobank UA	3.375%	5/21/25	8,560	8,234
[4]	Cooperatieve Rabobank UA	5.500%	7/18/25	56,730	56,465
[6]	Danske Bank A/S	1.549%	9/10/27	2,846	2,491
[6]	DNB Bank ASA	1.535%	5/25/27	10,000	8,820
	Franklin Resources Inc.	1.600%	10/30/30	5,000	3,793
	Goldman Sachs Group Inc.	0.925%	10/21/24	7,454	7,397
	Goldman Sachs Group Inc.	3.500%	1/23/25	5,675	5,491
	Goldman Sachs Group Inc.	3.750%	5/22/25	8,560	8,252
	Goldman Sachs Group Inc.	2.650%	10/21/32	10,000	7,729
[4]	HSBC Holdings plc	3.803%	3/11/25	1,605	1,585
	HSBC Holdings plc	0.976%	5/24/25	14,078	13,566
[4]	HSBC Holdings plc	2.633%	11/7/25	10,749	10,295
	HSBC Holdings plc	4.180%	12/9/25	7,900	7,684
	HSBC Holdings plc	4.300%	3/8/26	4,840	4,646
	HSBC Holdings plc	2.999%	3/10/26	52,385	49,904
[4]	HSBC Holdings plc	1.645%	4/18/26	29,410	27,324
	HSBC Holdings plc	3.900%	5/25/26	3,650	3,452
[4]	HSBC Holdings plc	2.099%	6/4/26	29,727	27,667
[4]	HSBC Holdings plc	4.292%	9/12/26	14,308	13,736
	HSBC Holdings plc	1.589%	5/24/27	13,330	11,751
	HSBC Holdings plc	2.251%	11/22/27	6,200	5,470
	HSBC Holdings plc	4.755%	6/9/28	5,500	5,202
[4]	HSBC Holdings plc	2.013%	9/22/28	25,000	21,212
	HSBC Holdings plc	7.390%	11/3/28	10,845	11,212
	HSBC Holdings plc	6.161%	3/9/29	10,000	9,901
[4]	HSBC Holdings plc	4.583%	6/19/29	18,855	17,445

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	HSBC Holdings plc	2.206%	8/17/29	10,000	8,247
	HSBC Holdings plc	4.950%	3/31/30	10,000	9,333
[4]	HSBC Holdings plc	3.973%	5/22/30	5,000	4,394
[4]	HSBC Holdings plc	2.357%	8/18/31	7,440	5,714
	HSBC Holdings plc	2.804%	5/24/32	10,000	7,744
	HSBC Holdings plc	2.871%	11/22/32	4,000	3,075
	HSBC Holdings plc	5.402%	8/11/33	3,000	2,767
	HSBC Holdings plc	6.254%	3/9/34	8,500	8,314
	HSBC USA Inc.	5.625%	3/17/25	38,292	38,060
	Huntington National Bank	4.552%	5/17/28	5,000	4,671
	Huntington National Bank	5.650%	1/10/30	6,250	5,871
	Intercontinental Exchange Inc.	4.000%	9/15/27	10,500	9,936
	Intercontinental Exchange Inc.	4.350%	6/15/29	14,700	13,826
	Intercontinental Exchange Inc.	1.850%	9/15/32	5,200	3,802
	Intercontinental Exchange Inc.	4.600%	3/15/33	12,500	11,455
	Invesco Finance plc	3.750%	1/15/26	1,897	1,813
	JPMorgan Chase & Co.	3.125%	1/23/25	10,000	9,656
[4]	JPMorgan Chase & Co.	3.220%	3/1/25	33,542	33,104
	JPMorgan Chase & Co.	0.824%	6/1/25	15,020	14,451
	JPMorgan Chase & Co.	0.969%	6/23/25	13,500	12,957
	JPMorgan Chase & Co.	3.900%	7/15/25	14,605	14,145
[4]	JPMorgan Chase & Co.	2.301%	10/15/25	12,250	11,742
	JPMorgan Chase & Co.	1.561%	12/10/25	11,000	10,396
	JPMorgan Chase & Co.	5.546%	12/15/25	15,750	15,643
	JPMorgan Chase & Co.	2.595%	2/24/26	4,546	4,327
[4]	JPMorgan Chase & Co.	2.005%	3/13/26	14,430	13,590
[4]	JPMorgan Chase & Co.	2.083%	4/22/26	65,410	61,400
	JPMorgan Chase & Co.	4.080%	4/26/26	10,000	9,703
	JPMorgan Chase & Co.	3.200%	6/15/26	21,430	20,142
	JPMorgan Chase & Co.	1.045%	11/19/26	31,045	27,901
	JPMorgan Chase & Co.	4.125%	12/15/26	8,190	7,780
[4]	JPMorgan Chase & Co.	3.960%	1/29/27	17,891	17,092
	JPMorgan Chase & Co.	1.578%	4/22/27	10,000	8,920
	JPMorgan Chase & Co.	1.470%	9/22/27	12,000	10,503
[4]	JPMorgan Chase & Co.	3.782%	2/1/28	3,910	3,639
	JPMorgan Chase & Co.	2.947%	2/24/28	4,685	4,250
[4]	JPMorgan Chase & Co.	3.540%	5/1/28	27,440	25,226
[4]	JPMorgan Chase & Co.	3.509%	1/23/29	8,575	7,777
[4]	JPMorgan Chase & Co.	4.005%	4/23/29	19,835	18,275
	JPMorgan Chase & Co.	2.069%	6/1/29	2,500	2,106
[4]	JPMorgan Chase & Co.	4.452%	12/5/29	37,465	34,909
[4]	JPMorgan Chase & Co.	3.702%	5/6/30	4,600	4,101
[4]	JPMorgan Chase & Co.	2.739%	10/15/30	20,000	16,720
[4]	JPMorgan Chase & Co.	4.493%	3/24/31	12,900	11,795
	JPMorgan Chase & Co.	1.764%	11/19/31	10,904	8,194
	JPMorgan Chase & Co.	1.953%	2/4/32	8,830	6,689
	JPMorgan Chase & Co.	2.580%	4/22/32	40,675	32,079
	JPMorgan Chase & Co.	2.545%	11/8/32	15,000	11,607
	JPMorgan Chase & Co.	4.586%	4/26/33	8,790	7,915
	JPMorgan Chase & Co.	4.912%	7/25/33	7,600	6,992
	JPMorgan Chase & Co.	5.350%	6/1/34	21,970	20,852
[4]	KeyBank NA	4.150%	8/8/25	10,650	10,039
	KeyBank NA	5.000%	1/26/33	3,735	3,144
	Lloyds Banking Group plc	5.871%	3/6/29	9,100	8,893
[6]	LSEGA Financing plc	0.650%	4/6/24	5,000	4,859

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	Macquarie Bank Ltd.	5.208%	6/15/26	23,610	23,266
[4]	Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,700	3,510
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	5,000	4,766
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	38,940	35,873
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	5,000	4,845
	Marsh & McLennan Cos. Inc.	2.250%	11/15/30	5,800	4,642
	Mastercard Inc.	2.950%	11/21/26	22,315	20,898
	Mastercard Inc.	2.950%	6/1/29	11,000	9,781
	Mastercard Inc.	2.000%	11/18/31	5,850	4,582
[4]	MDGH GMTN RSC Ltd.	2.500%	11/7/24	624	600
	MetLife Inc.	4.550%	3/23/30	5,165	4,900
	Mitsubishi UFJ Financial Group Inc.	2.193%	2/25/25	3,997	3,789
	Mitsubishi UFJ Financial Group Inc.	3.777%	3/2/25	38,517	37,310
	Mitsubishi UFJ Financial Group Inc.	1.412%	7/17/25	20,785	19,159
	Mitsubishi UFJ Financial Group Inc.	4.788%	7/18/25	6,900	6,819
	Mitsubishi UFJ Financial Group Inc.	0.953%	7/19/25	20,165	19,330
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	13,300	12,572
	Mitsubishi UFJ Financial Group Inc.	5.719%	2/20/26	3,900	3,879
	Mitsubishi UFJ Financial Group Inc.	3.837%	4/17/26	575	555
	Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	1,807	1,656
	Mitsubishi UFJ Financial Group Inc.	1.538%	7/20/27	10,800	9,564
	Mitsubishi UFJ Financial Group Inc.	1.640%	10/13/27	11,500	10,133
	Mitsubishi UFJ Financial Group Inc.	5.017%	7/20/28	18,300	17,682
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	7,330	7,175
	Mitsubishi UFJ Financial Group Inc.	3.741%	3/7/29	6,550	5,944
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	10,500	10,202
	Mitsubishi UFJ Financial Group Inc.	3.195%	7/18/29	8,000	6,947
	Mitsubishi UFJ Financial Group Inc.	5.475%	2/22/31	3,710	3,592
	Mitsubishi UFJ Financial Group Inc.	2.309%	7/20/32	20,000	15,316
	Mitsubishi UFJ Financial Group Inc.	2.494%	10/13/32	7,000	5,388
	Mitsubishi UFJ Financial Group Inc.	2.852%	1/19/33	10,000	7,910
	Mitsubishi UFJ Financial Group Inc.	5.133%	7/20/33	3,800	3,556
	Mitsubishi UFJ Financial Group Inc.	5.406%	4/19/34	5,500	5,224
[4]	Mizuho Financial Group Inc.	2.555%	9/13/25	5,000	4,825
[6]	Mizuho Financial Group Inc.	3.477%	4/12/26	12,178	11,482
	Mizuho Financial Group Inc.	1.554%	7/9/27	8,000	7,073
	Mizuho Financial Group Inc.	4.018%	3/5/28	2,250	2,091
	Mizuho Financial Group Inc.	5.778%	7/6/29	17,670	17,417
[4]	Mizuho Financial Group Inc.	3.153%	7/16/30	5,400	4,596
[4]	Mizuho Financial Group Inc.	2.869%	9/13/30	4,000	3,331
	Mizuho Financial Group Inc.	5.739%	5/27/31	10,000	9,678
[4]	Mizuho Financial Group Inc.	2.201%	7/10/31	5,000	3,866
	Mizuho Financial Group Inc.	2.260%	7/9/32	8,000	6,009
	Mizuho Financial Group Inc.	5.748%	7/6/34	21,470	20,507
[4]	Morgan Stanley	3.700%	10/23/24	14,554	14,218
	Morgan Stanley	0.790%	5/30/25	21,800	20,934
[4]	Morgan Stanley	2.720%	7/22/25	8,670	8,414
[4]	Morgan Stanley	4.000%	7/23/25	16,355	15,811
[4]	Morgan Stanley	0.864%	10/21/25	5,200	4,897
[4]	Morgan Stanley	3.875%	1/27/26	8,000	7,644
[8]	Morgan Stanley	2.103%	5/8/26	4,222	4,305
	Morgan Stanley	3.625%	1/20/27	3,625	3,383
	Morgan Stanley	5.050%	1/28/27	18,480	18,125
	Morgan Stanley	1.593%	5/4/27	3,575	3,183
[4]	Morgan Stanley	1.512%	7/20/27	3,644	3,209

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Morgan Stanley	2.475%	1/21/28	11,900	10,614
[4]	Morgan Stanley	3.772%	1/24/29	25,000	22,783
	Morgan Stanley	5.123%	2/1/29	24,090	23,209
[4]	Morgan Stanley	5.164%	4/20/29	20,000	19,236
[4]	Morgan Stanley	2.699%	1/22/31	17,775	14,505
[4]	Morgan Stanley	3.622%	4/1/31	20,000	17,213
[4]	Morgan Stanley	1.794%	2/13/32	42,486	31,448
[4]	Morgan Stanley	1.928%	4/28/32	8,285	6,146
[4]	Morgan Stanley	2.239%	7/21/32	21,500	16,209
[4]	Morgan Stanley	2.511%	10/20/32	10,000	7,638
	Morgan Stanley	4.889%	7/20/33	22,950	20,860
	Morgan Stanley	6.342%	10/18/33	29,000	29,205
[4]	Morgan Stanley	5.250%	4/21/34	19,420	18,035
	Morgan Stanley Bank NA	5.479%	7/16/25	38,100	37,916
[4]	Morgan Stanley Bank NA	4.754%	4/21/26	58,300	56,927
	National Bank of Canada	5.250%	1/17/25	14,210	14,099
[6]	New York Life Global Funding	1.850%	8/1/31	5,000	3,778
[6]	New York Life Global Funding	4.550%	1/28/33	10,000	9,143
[6]	NongHyup Bank	1.250%	7/28/26	20,000	17,690
	Northern Trust Corp.	4.000%	5/10/27	15,400	14,551
	Northern Trust Corp.	6.125%	11/2/32	10,000	9,861
[6]	Nuveen Finance LLC	4.125%	11/1/24	20,000	19,478
[4]	PNC Bank NA	3.100%	10/25/27	17,317	15,582
	PNC Financial Services Group Inc.	5.671%	10/28/25	5,000	4,961
	PNC Financial Services Group Inc.	5.812%	6/12/26	23,870	23,675
	PNC Financial Services Group Inc.	3.150%	5/19/27	16,519	15,053
	PNC Financial Services Group Inc.	5.354%	12/2/28	7,900	7,648
	PNC Financial Services Group Inc.	3.450%	4/23/29	11,370	9,967
	PNC Financial Services Group Inc.	5.582%	6/12/29	73,600	71,428
	PNC Financial Services Group Inc.	2.550%	1/22/30	41,508	33,632
	PNC Financial Services Group Inc.	6.037%	10/28/33	10,000	9,680
	PNC Financial Services Group Inc.	5.068%	1/24/34	24,660	22,345
	Progressive Corp.	2.500%	3/15/27	6,700	6,073
	Progressive Corp.	3.200%	3/26/30	8,620	7,495
	Progressive Corp.	4.950%	6/15/33	10,000	9,507
[4]	Prudential Financial Inc.	1.500%	3/10/26	4,500	4,075
	Prudential Funding Asia plc	3.125%	4/14/30	3,500	2,993
[4]	Royal Bank of Canada	0.750%	10/7/24	22,907	21,740
[4]	Royal Bank of Canada	2.250%	11/1/24	17,806	17,118
	Royal Bank of Canada	3.375%	4/14/25	10,400	10,028
[4]	Royal Bank of Canada	4.950%	4/25/25	179,200	176,510
	Royal Bank of Canada	1.200%	4/27/26	17,540	15,649
[4]	Royal Bank of Canada	1.150%	7/14/26	16,170	14,281
[4]	Royal Bank of Canada	5.200%	7/20/26	80,000	78,979
[4]	Royal Bank of Canada	1.400%	11/2/26	12,950	11,387
	Royal Bank of Canada	3.625%	5/4/27	6,700	6,243
[4]	Royal Bank of Canada	4.240%	8/3/27	4,100	3,891
	Royal Bank of Canada	3.875%	5/4/32	7,300	6,347
[4]	Royal Bank of Canada	5.000%	2/1/33	8,552	7,962
[4]	State Street Corp.	2.354%	11/1/25	9,837	9,429
	State Street Corp.	4.857%	1/26/26	8,520	8,376
	State Street Corp.	2.650%	5/19/26	1,125	1,049
	State Street Corp.	5.272%	8/3/26	98,670	97,759
	State Street Corp.	2.203%	2/7/28	9,580	8,536
	State Street Corp.	3.152%	3/30/31	11,280	9,596

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	State Street Corp.	4.821%	1/26/34	3,000	2,733
	State Street Corp.	5.159%	5/18/34	10,000	9,295
	Sumitomo Mitsui Financial Group Inc.	2.348%	1/15/25	11,660	11,127
	Sumitomo Mitsui Financial Group Inc.	1.474%	7/8/25	18,295	16,920
	Sumitomo Mitsui Financial Group Inc.	5.464%	1/13/26	15,800	15,640
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	43,080	43,032
	Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	14,962	13,735
	Sumitomo Mitsui Financial Group Inc.	1.402%	9/17/26	14,400	12,668
	Sumitomo Mitsui Financial Group Inc.	3.446%	1/11/27	10,290	9,530
	Sumitomo Mitsui Financial Group Inc.	3.364%	7/12/27	1,980	1,814
	Sumitomo Mitsui Financial Group Inc.	3.352%	10/18/27	21,000	19,092
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	11,080	10,906
	Sumitomo Mitsui Financial Group Inc.	3.544%	1/17/28	4,040	3,675
	Sumitomo Mitsui Financial Group Inc.	1.902%	9/17/28	24,260	20,033
	Sumitomo Mitsui Financial Group Inc.	4.306%	10/16/28	2,850	2,648
	Sumitomo Mitsui Financial Group Inc.	3.040%	7/16/29	13,550	11,573
	Sumitomo Mitsui Financial Group Inc.	2.750%	1/15/30	12,030	9,947
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	12,500	9,777
	Sumitomo Mitsui Financial Group Inc.	2.222%	9/17/31	2,500	1,899
[6]	Svenska Handelsbanken AB	3.950%	6/10/27	15,000	14,061
[6]	Svenska Handelsbanken AB	1.418%	6/11/27	5,400	4,741
	Toronto-Dominion Bank	3.766%	6/6/25	30,120	29,125
[4]	Toronto-Dominion Bank	1.150%	6/12/25	43,550	40,311
[4]	Toronto-Dominion Bank	0.750%	9/11/25	34,137	31,066
[4]	Toronto-Dominion Bank	5.532%	7/17/26	58,460	58,025
[4]	Toronto-Dominion Bank	1.250%	9/10/26	15,680	13,811
[4]	Toronto-Dominion Bank	2.800%	3/10/27	27,500	24,983
	Toronto-Dominion Bank	4.108%	6/8/27	26,700	25,191
[4,8]	Toronto-Dominion Bank	2.551%	8/3/27	6,250	6,168
	Toronto-Dominion Bank	5.156%	1/10/28	13,625	13,284
[4]	Toronto-Dominion Bank	2.000%	9/10/31	6,713	5,113
[4]	Toronto-Dominion Bank	3.625%	9/15/31	1,250	1,156
[4]	Toronto-Dominion Bank	3.200%	3/10/32	41,145	33,651
	Toronto-Dominion Bank	4.456%	6/8/32	16,785	15,067
[4]	Truist Bank	2.150%	12/6/24	44,575	42,500
[4]	Truist Bank	1.500%	3/10/25	7,500	6,990
[4]	Truist Bank	4.050%	11/3/25	32,675	31,366
[4]	Truist Bank	2.250%	3/11/30	5,950	4,555
[4]	Truist Financial Corp.	1.267%	3/2/27	6,620	5,860
[4]	Truist Financial Corp.	4.873%	1/26/29	10,000	9,389
[4]	Truist Financial Corp.	1.950%	6/5/30	15,000	11,448
[4]	Truist Financial Corp.	6.123%	10/28/33	18,333	17,639
[4]	Truist Financial Corp.	5.122%	1/26/34	6,500	5,809
[4]	Truist Financial Corp.	5.867%	6/8/34	16,180	15,247
	UBS AG	5.800%	9/11/25	30,000	29,883
	UBS AG	5.650%	9/11/28	15,000	14,757
	US Bancorp	1.450%	5/12/25	5,950	5,542
[4]	US Bancorp	3.950%	11/17/25	21,617	20,798
[4]	US Bancorp	3.100%	4/27/26	3,024	2,810
[4]	US Bancorp	3.900%	4/26/28	7,700	7,080
	US Bancorp	4.653%	2/1/29	6,220	5,818
	US Bancorp	5.775%	6/12/29	14,000	13,635
[4]	US Bancorp	3.000%	7/30/29	3,000	2,515
[4]	US Bancorp	1.375%	7/22/30	10,000	7,286
[4]	US Bancorp	4.967%	7/22/33	35,965	31,344

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	US Bancorp	5.850%	10/21/33	18,000	17,047
[4]	US Bank NA	2.050%	1/21/25	3,660	3,475
	Visa Inc.	3.150%	12/14/25	49,590	47,353
[8]	Visa Inc.	1.500%	6/15/26	9,350	9,294
[4]	Wells Fargo & Co.	3.000%	2/19/25	18,150	17,435
[4]	Wells Fargo & Co.	3.550%	9/29/25	5,920	5,655
[4]	Wells Fargo & Co.	2.406%	10/30/25	14,968	14,337
[4]	Wells Fargo & Co.	2.164%	2/11/26	7,000	6,607
	Wells Fargo & Co.	3.000%	4/22/26	20,000	18,632
[4]	Wells Fargo & Co.	2.188%	4/30/26	10,000	9,388
	Wells Fargo & Co.	3.000%	10/23/26	16,620	15,254
[4]	Wells Fargo & Co.	3.196%	6/17/27	7,100	6,590
[4]	Wells Fargo & Co.	3.526%	3/24/28	12,000	11,007
[4]	Wells Fargo & Co.	3.584%	5/22/28	10,500	9,600
[4]	Wells Fargo & Co.	2.393%	6/2/28	9,270	8,132
[4]	Wells Fargo & Co.	4.808%	7/25/28	7,233	6,901
[4]	Wells Fargo & Co.	4.150%	1/24/29	8,575	7,871
[4]	Wells Fargo & Co.	2.879%	10/30/30	700	583
[4]	Wells Fargo & Co.	2.572%	2/11/31	10,000	8,084
[4]	Wells Fargo & Co.	4.897%	7/25/33	15,900	14,394
	Wells Fargo & Co.	5.389%	4/24/34	15,000	14,048
[4]	Wells Fargo Bank NA	5.550%	8/1/25	30,000	29,901
[4]	Wells Fargo Bank NA	5.450%	8/7/26	50,000	49,750
	Westpac Banking Corp.	3.350%	3/8/27	1,170	1,092
	Westpac Banking Corp.	1.953%	11/20/28	11,300	9,558
[4,7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.750%	4.904%	2/16/26	19,700	12,674
[4,7,9]	Westpac Banking Corp., 3M Australian Bank Bill Rate + 0.950%	5.118%	11/11/25	5,100	3,296
[4,8]	Westpac Securities NZ Ltd.	0.427%	12/14/26	6,800	6,348
					5,611,510
Health Care (2.2%)
[4]	Ascension Health	2.532%	11/15/29	2,500	2,129
	AstraZeneca Finance LLC	4.875%	3/3/33	10,000	9,632
	AstraZeneca plc	3.375%	11/16/25	54,310	52,063
	AstraZeneca plc	1.375%	8/6/30	26,523	20,491
[4]	Bon Secours Mercy Health Inc.	4.302%	7/1/28	7,000	6,605
	Bristol-Myers Squibb Co.	3.200%	6/15/26	17,455	16,550
	Bristol-Myers Squibb Co.	3.400%	7/26/29	21,295	19,296
	Bristol-Myers Squibb Co.	1.450%	11/13/30	13,160	10,102
	Bristol-Myers Squibb Co.	2.950%	3/15/32	6,160	5,143
[4]	Cedars-Sinai Health System	2.288%	8/15/31	2,000	1,569
[6]	CSL Finance plc	4.250%	4/27/32	13,335	12,058
	Eli Lilly & Co.	3.375%	3/15/29	8,803	8,093
	Eli Lilly & Co.	4.700%	2/27/33	2,855	2,746
	GlaxoSmithKline Capital Inc.	3.875%	5/15/28	4,500	4,257
	GlaxoSmithKline Capital plc	3.375%	6/1/29	12,762	11,645
	Johnson & Johnson	2.950%	3/3/27	385	361
	Johnson & Johnson	2.900%	1/15/28	9,306	8,571
	Merck & Co. Inc.	4.050%	5/17/28	3,179	3,056
	Merck & Co. Inc.	1.900%	12/10/28	4,840	4,127
	Merck & Co. Inc.	3.400%	3/7/29	24,790	22,662
	Merck & Co. Inc.	4.300%	5/17/30	12,500	11,795
	Merck & Co. Inc.	1.450%	6/24/30	12,925	10,120
	Merck & Co. Inc.	2.150%	12/10/31	14,885	11,749

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Merck & Co. Inc.	4.500%	5/17/33	6,665	6,236
	Novartis Capital Corp.	2.000%	2/14/27	9,629	8,702
	Novartis Capital Corp.	2.200%	8/14/30	27,712	22,968
	Pfizer Inc.	3.450%	3/15/29	13,000	11,955
	Pfizer Inc.	2.625%	4/1/30	4,545	3,882
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/25	6,110	6,028
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	21,275	20,775
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/28	67,860	65,407
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/30	63,585	60,836
	Pfizer Investment Enterprises Pte. Ltd.	4.750%	5/19/33	53,620	50,811
[4]	Providence St. Joseph Health Obligated Group	2.746%	10/1/26	278	253
[4]	Providence St. Joseph Health Obligated Group	2.532%	10/1/29	5,000	4,165
[6]	Roche Holdings Inc.	2.625%	5/15/26	1,000	937
[6]	Roche Holdings Inc.	2.314%	3/10/27	7,075	6,428
[6]	Roche Holdings Inc.	1.930%	12/13/28	22,500	19,186
	Sutter Health	5.164%	8/15/33	3,785	3,630
	UnitedHealth Group Inc.	3.750%	7/15/25	4,650	4,523
	UnitedHealth Group Inc.	1.250%	1/15/26	6,810	6,212
	UnitedHealth Group Inc.	3.850%	6/15/28	8,630	8,125
	UnitedHealth Group Inc.	3.875%	12/15/28	8,345	7,835
	UnitedHealth Group Inc.	4.250%	1/15/29	47,195	44,880
	UnitedHealth Group Inc.	2.875%	8/15/29	1,101	965
	UnitedHealth Group Inc.	5.300%	2/15/30	7,595	7,542
	UnitedHealth Group Inc.	2.300%	5/15/31	11,500	9,270
	UnitedHealth Group Inc.	4.500%	4/15/33	15,185	14,045
					650,416
Industrials (1.4%)
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	7,535	7,065
	Canadian National Railway Co.	2.750%	3/1/26	3,935	3,695
	Canadian National Railway Co.	3.850%	8/5/32	26,900	23,916
	Emerson Electric Co.	1.800%	10/15/27	879	768
	Emerson Electric Co.	2.000%	12/21/28	17,890	15,290
	General Dynamics Corp.	3.250%	4/1/25	16,144	15,594
	General Dynamics Corp.	3.500%	5/15/25	3,754	3,635
	General Dynamics Corp.	2.125%	8/15/26	4,694	4,310
	General Dynamics Corp.	3.500%	4/1/27	28,930	27,249
	General Dynamics Corp.	2.625%	11/15/27	18,985	17,116
	General Dynamics Corp.	3.750%	5/15/28	5,580	5,240
	General Dynamics Corp.	3.625%	4/1/30	4,100	3,716
	General Dynamics Corp.	2.250%	6/1/31	5,000	4,037
	Honeywell International Inc.	4.250%	1/15/29	15,125	14,441
	Honeywell International Inc.	1.750%	9/1/31	20,250	15,531
	Illinois Tool Works Inc.	2.650%	11/15/26	7,640	7,100
[4]	John Deere Capital Corp.	4.750%	6/8/26	12,050	11,875
[4]	John Deere Capital Corp.	1.050%	6/17/26	37,500	33,536
[4]	John Deere Capital Corp.	2.250%	9/14/26	3,790	3,494
[4]	John Deere Capital Corp.	2.350%	3/8/27	13,070	11,841
[4]	John Deere Capital Corp.	4.950%	7/14/28	30,000	29,576
[4]	John Deere Capital Corp.	4.700%	6/10/30	25,000	24,006
[4]	John Deere Capital Corp.	2.000%	6/17/31	25,000	19,755
[4]	John Deere Capital Corp.	3.900%	6/7/32	2,665	2,396
	Lockheed Martin Corp.	5.100%	11/15/27	16,210	16,115
	Lockheed Martin Corp.	4.450%	5/15/28	5,250	5,075

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lockheed Martin Corp.	1.850%	6/15/30	5,895	4,745
	Lockheed Martin Corp.	3.900%	6/15/32	14,670	13,164
	Lockheed Martin Corp.	5.250%	1/15/33	13,300	13,148
	Rockwell Automation Inc.	1.750%	8/15/31	7,500	5,769
[6]	Siemens Financieringsmaatschappij NV	1.200%	3/11/26	58,305	52,635
	Tyco Electronics Group SA	4.500%	2/13/26	5,550	5,424
	Union Pacific Corp.	3.250%	8/15/25	8,497	8,165
	United Parcel Service Inc.	3.400%	3/15/29	5,000	4,586
					434,008
Materials (0.4%)
	Air Products and Chemicals Inc.	1.500%	10/15/25	9,440	8,724
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	9,164	9,035
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	10,300	10,026
[6]	Georgia-Pacific LLC	3.600%	3/1/25	22,026	21,341
[6]	Georgia-Pacific LLC	0.950%	5/15/26	50,855	44,979
[6]	Georgia-Pacific LLC	2.300%	4/30/30	13,980	11,364
	Linde Inc.	1.100%	8/10/30	12,430	9,537
[4]	SABIC Capital II BV	4.000%	10/10/23	17,612	17,607
					132,613
Real Estate (0.7%)
[4]	AvalonBay Communities Inc.	3.450%	6/1/25	11,190	10,788
[4]	AvalonBay Communities Inc.	3.350%	5/15/27	2,960	2,736
[4]	AvalonBay Communities Inc.	3.200%	1/15/28	2,250	2,051
	AvalonBay Communities Inc.	1.900%	12/1/28	5,000	4,212
[4]	AvalonBay Communities Inc.	2.300%	3/1/30	5,000	4,086
	AvalonBay Communities Inc.	5.000%	2/15/33	3,300	3,145
	ERP Operating LP	2.850%	11/1/26	3,000	2,771
	ERP Operating LP	4.150%	12/1/28	11,480	10,775
	ERP Operating LP	3.000%	7/1/29	8,120	7,083
	ERP Operating LP	2.500%	2/15/30	1,500	1,241
	ERP Operating LP	1.850%	8/1/31	4,750	3,595
	Prologis LP	2.125%	4/15/27	3,600	3,221
	Prologis LP	1.250%	10/15/30	10,000	7,467
	Prologis LP	1.750%	2/1/31	7,783	5,961
	Prologis LP	4.625%	1/15/33	7,817	7,220
	Public Storage Operating Co.	1.850%	5/1/28	5,710	4,886
	Public Storage Operating Co.	1.950%	11/9/28	3,500	2,963
	Public Storage Operating Co.	5.125%	1/15/29	2,670	2,625
	Public Storage Operating Co.	3.385%	5/1/29	11,800	10,636
	Public Storage Operating Co.	2.300%	5/1/31	9,170	7,309
	Public Storage Operating Co.	5.100%	8/1/33	7,500	7,168
	Realty Income Corp.	3.875%	4/15/25	18,632	18,084
	Realty Income Corp.	0.750%	3/15/26	4,710	4,167
	Realty Income Corp.	4.125%	10/15/26	16,355	15,642
[4,10]	Realty Income Corp.	1.875%	1/14/27	2,307	2,465
[10]	Realty Income Corp.	1.125%	7/13/27	4,500	4,583
	Simon Property Group LP	3.500%	9/1/25	7,754	7,438
	Simon Property Group LP	1.375%	1/15/27	5,000	4,363
	Simon Property Group LP	3.375%	6/15/27	10,780	9,942
	Simon Property Group LP	3.375%	12/1/27	6,775	6,184
	Simon Property Group LP	1.750%	2/1/28	5,000	4,242
	Simon Property Group LP	2.450%	9/13/29	3,300	2,740
	Simon Property Group LP	2.650%	7/15/30	11,500	9,449
					201,238

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Technology (1.3%)
	Adobe Inc.	2.150%	2/1/27	43,206	39,216
	Analog Devices Inc.	1.700%	10/1/28	9,350	7,883
	Analog Devices Inc.	2.100%	10/1/31	14,030	11,083
	Apple Inc.	3.250%	2/23/26	11,092	10,597
	Apple Inc.	2.450%	8/4/26	7,245	6,733
	Apple Inc.	2.050%	9/11/26	5,920	5,442
	Apple Inc.	3.350%	2/9/27	13,158	12,434
	Apple Inc.	2.900%	9/12/27	11,255	10,391
	Apple Inc.	3.000%	11/13/27	5,280	4,875
	Apple Inc.	3.250%	8/8/29	27,870	25,423
	Apple Inc.	1.250%	8/20/30	1,710	1,336
	Apple Inc.	1.650%	2/8/31	7,290	5,774
	Intel Corp.	4.875%	2/10/26	12,232	12,079
	Intel Corp.	3.750%	3/25/27	4,660	4,422
	Intel Corp.	1.600%	8/12/28	19,100	16,137
	Intel Corp.	2.450%	11/15/29	14,155	12,014
	International Business Machines Corp.	3.450%	2/19/26	2,500	2,382
	International Business Machines Corp.	3.300%	5/15/26	46,875	44,387
	NVIDIA Corp.	1.550%	6/15/28	30,000	25,596
	QUALCOMM Inc.	1.300%	5/20/28	25,188	21,170
	S&P Global Inc.	2.700%	3/1/29	48,460	42,418
	S&P Global Inc.	2.500%	12/1/29	10,680	9,045
	S&P Global Inc.	2.900%	3/1/32	12,820	10,541
	Salesforce Inc.	1.500%	7/15/28	14,138	12,017
	Salesforce Inc.	1.950%	7/15/31	7,425	5,863
	Texas Instruments Inc.	4.600%	2/15/28	23,860	23,373
	Texas Instruments Inc.	2.250%	9/4/29	10,000	8,515
	Texas Instruments Inc.	1.750%	5/4/30	9,245	7,479
	Texas Instruments Inc.	3.650%	8/16/32	6,365	5,594
					404,219
Utilities (1.6%)
	AEP Transmission Co. LLC	3.100%	12/1/26	8,040	7,499
	Ameren Illinois Co.	1.550%	11/15/30	8,575	6,541
[4]	CenterPoint Energy Houston Electric LLC	2.350%	4/1/31	8,745	7,051
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	4,770	4,530
	Commonwealth Edison Co.	2.550%	6/15/26	8,002	7,445
[4]	Commonwealth Edison Co.	3.150%	3/15/32	3,000	2,520
	Commonwealth Edison Co.	4.900%	2/1/33	11,320	10,781
[4]	Connecticut Light & Power Co.	3.200%	3/15/27	21,650	20,136
	Consumers Energy Co.	3.600%	8/15/32	4,500	3,892
[4]	Dominion Energy South Carolina Inc.	2.300%	12/1/31	10,000	7,775
[4]	DTE Electric Co.	1.900%	4/1/28	4,400	3,804
	DTE Electric Co.	2.250%	3/1/30	6,000	4,956
	Duke Energy Carolinas LLC	3.950%	11/15/28	6,005	5,632
	Duke Energy Carolinas LLC	2.450%	8/15/29	7,430	6,280
	Duke Energy Carolinas LLC	2.450%	2/1/30	2,735	2,283
	Duke Energy Carolinas LLC	2.550%	4/15/31	6,145	5,033
	Duke Energy Carolinas LLC	4.950%	1/15/33	17,470	16,617
	Duke Energy Florida LLC	3.200%	1/15/27	17,632	16,507
	Duke Energy Florida LLC	3.800%	7/15/28	10,765	10,082
	Duke Energy Florida LLC	2.500%	12/1/29	16,960	14,362
	Duke Energy Florida LLC	2.400%	12/15/31	5,000	3,949
	Duke Energy Ohio Inc.	5.250%	4/1/33	1,990	1,923
	Duke Energy Progress LLC	3.250%	8/15/25	8,126	7,796

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Duke Energy Progress LLC	3.700%	9/1/28	12,100	11,231
	Duke Energy Progress LLC	3.450%	3/15/29	1,520	1,378
	Duke Energy Progress LLC	2.000%	8/15/31	12,500	9,622
	Entergy Arkansas LLC	3.500%	4/1/26	10,288	9,794
	Entergy Arkansas LLC	5.150%	1/15/33	4,480	4,300
	Entergy Louisiana LLC	2.400%	10/1/26	5,560	5,070
	Entergy Louisiana LLC	1.600%	12/15/30	4,435	3,338
	Evergy Kansas Central Inc.	2.550%	7/1/26	13,385	12,395
	Florida Power & Light Co.	2.450%	2/3/32	5,000	4,016
[4]	Kentucky Utilities Co.	5.450%	4/15/33	7,630	7,454
[4]	Korea East-West Power Co. Ltd.	1.750%	5/6/25	15,000	14,078
[6]	Korea East-West Power Co. Ltd.	3.600%	5/6/25	11,435	11,049
[4]	Louisville Gas & Electric Co.	5.450%	4/15/33	6,100	5,971
	MidAmerican Energy Co.	3.100%	5/1/27	1,170	1,081
	National Rural Utilities Cooperative Finance Corp.	3.400%	2/7/28	9,675	8,889
	National Rural Utilities Cooperative Finance Corp.	3.900%	11/1/28	10,945	10,179
	National Rural Utilities Cooperative Finance Corp.	3.700%	3/15/29	9,996	9,120
[4]	Nevada Power Co.	2.400%	5/1/30	8,360	6,818
[4]	Ohio Power Co.	1.625%	1/15/31	4,975	3,781
	Oklahoma Gas & Electric Co.	5.400%	1/15/33	8,690	8,389
	Oncor Electric Delivery Co. LLC	0.550%	10/1/25	13,000	11,791
[6]	Oncor Electric Delivery Co. LLC	4.300%	5/15/28	5,000	4,768
	Oncor Electric Delivery Co. LLC	3.700%	11/15/28	8,555	7,921
	Oncor Electric Delivery Co. LLC	2.750%	5/15/30	12,750	10,747
	PacifiCorp	3.500%	6/15/29	9,564	8,518
[4]	PG&E Recovery Funding LLC	5.045%	7/15/32	2,512	2,456
	Public Service Co. of Oklahoma	5.250%	1/15/33	10,870	10,321
[4]	Public Service Electric & Gas Co.	3.000%	5/15/25	8,385	8,052
[4]	Public Service Electric & Gas Co.	2.250%	9/15/26	5,000	4,589
[4]	Public Service Electric & Gas Co.	3.000%	5/15/27	5,430	5,030
[4]	Public Service Electric & Gas Co.	3.700%	5/1/28	1,980	1,850
[4]	Public Service Electric & Gas Co.	3.650%	9/1/28	2,730	2,528
[4]	Public Service Electric & Gas Co.	2.450%	1/15/30	7,500	6,265
[4]	Public Service Electric & Gas Co.	4.650%	3/15/33	9,990	9,387
	Union Electric Co.	2.950%	6/15/27	1,177	1,080
	Union Electric Co.	2.950%	3/15/30	15,000	12,810
[4]	Virginia Electric & Power Co.	3.100%	5/15/25	6,210	5,952
[4]	Virginia Electric & Power Co.	3.150%	1/15/26	5,700	5,394
[4]	Virginia Electric & Power Co.	2.950%	11/15/26	10,000	9,259
[4]	Virginia Electric & Power Co.	3.500%	3/15/27	6,260	5,855
	Virginia Electric & Power Co.	5.000%	4/1/33	15,190	14,224
	Wisconsin Electric Power Co.	4.750%	9/30/32	7,500	7,061
	Wisconsin Public Service Corp.	5.350%	11/10/25	5,575	5,558
					486,763
Total Corporate Bonds (Cost $10,453,335)					9,700,028
Sovereign Bonds (1.9%)
[4,6]	Airport Authority Hong Kong	4.875%	1/12/26	15,690	15,523
[4]	Arab Petroleum Investments Corp.	1.460%	6/30/25	2,880	2,666
[4,6,11]	Bank Gospodarstwa Krajowego	5.375%	5/22/33	7,313	6,899
[4]	Bermuda	3.717%	1/25/27	11,758	11,006
[4]	Bermuda	4.750%	2/15/29	10,984	10,418

Institutional Intermediate-Term Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Bermuda	2.375%	8/20/30	5,000	4,019
[4]	Bermuda	5.000%	7/15/32	11,700	10,902
	Corp. Andina de Fomento	1.250%	10/26/24	31,114	29,556
[4,6]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	43,200	41,828
[4,12]	Development Bank of Japan Inc.	2.750%	9/16/25	8,500	8,062
	Export-Import Bank of Korea	3.250%	11/10/25	10,000	9,541
	Export-Import Bank of Korea	4.875%	1/11/26	24,900	24,528
	Export-Import Bank of Korea	2.625%	5/26/26	2,000	1,859
	Korea Development Bank	2.000%	2/24/25	20,000	19,046
[4]	Korea Electric Power Corp.	1.125%	6/15/25	18,400	17,048
[4,6]	Korea Gas Corp.	3.875%	7/13/27	35,000	33,167
	Korea Hydro & Nuclear Power Co. Ltd.	1.250%	4/27/26	35,000	31,362
	Korea Hydro & Nuclear Power Co. Ltd.	4.250%	7/27/27	35,000	33,521
[4,6]	Ontario Teachers' Cadillac Fairview Properties Trust	3.875%	3/20/27	6,600	6,061
[4,6]	Ontario Teachers' Cadillac Fairview Properties Trust	4.125%	2/1/29	24,580	21,951
[4,6]	Ontario Teachers' Finance Trust	1.250%	9/27/30	25,000	19,212
[4]	QatarEnergy	1.375%	9/12/26	7,202	6,430
[4]	QatarEnergy	2.250%	7/12/31	10,000	8,007
[4]	Republic of Chile	2.750%	1/31/27	38,111	34,955
[4]	Saudi Arabian Oil Co.	1.250%	11/24/23	11,000	10,918
[4]	Saudi Arabian Oil Co.	1.625%	11/24/25	7,190	6,573
[4]	Saudi Arabian Oil Co.	3.500%	4/16/29	5,160	4,656
[4]	Saudi Arabian Oil Co.	2.250%	11/24/30	12,863	10,335
	State of Israel	4.500%	1/17/33	9,000	8,373
[4]	Temasek Financial I Ltd.	3.625%	8/1/28	29,500	27,755
[4]	Temasek Financial I Ltd.	1.000%	10/6/30	5,000	3,779
[4,6]	Temasek Financial I Ltd.	1.625%	8/2/31	125,000	97,117
[4,6]	Tokyo Metropolitan Government	4.625%	6/1/26	14,160	13,866
Total Sovereign Bonds (Cost $652,932)					590,939
Taxable Municipal Bonds (0.9%)
	California GO	2.650%	4/1/26	50,000	47,029
	Dallas TX Waterworks & Sewer System Revenue	2.589%	10/1/27	1,450	1,331
	Florida State Board of Administration Finance Corp. Revenue	1.705%	7/1/27	75,000	65,450
	Florida State Board of Administration Finance Corp. Revenue	2.154%	7/1/30	55,000	44,049
	New York City NY GO	3.750%	6/1/28	1,020	956
	New York City NY GO	2.330%	10/1/29	5,000	4,220
	University of California Revenue	3.063%	7/1/25	3,430	3,305
	University of California Revenue	1.316%	5/15/27	25,000	22,012
	University of California Revenue	3.349%	7/1/29	48,635	44,547
	University of California Revenue	1.614%	5/15/30	34,665	27,894
[13]	Wisconsin General Fund Annual Appropriation Revenue	5.700%	5/1/26	1,915	1,929
Total Taxable Municipal Bonds (Cost $306,416)					262,722

Institutional Intermediate-Term Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[14]	Vanguard Market Liquidity Fund (Cost $308,340)	5.391%	3,083,720	308,342
Total Investments (103.3%) (Cost $33,484,647)				31,351,738
Other Assets and Liabilities—Net (-3.3%)				(996,689)
Net Assets (100%)				30,355,049
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $40,237,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $20,668,000 have been segregated as initial margin for open futures contracts.
3	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2023.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $2,471,151,000, representing 8.1% of net assets.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Face amount denominated in euro.
9	Face amount denominated in Australian dollars.
10	Face amount denominated in British pounds.
11	Guaranteed by the Republic of Poland.
12	Guaranteed by the Government of Japan.
13	Scheduled principal and interest payments are guaranteed by Assured Guaranty Municipal Corp.
14	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3M—3-month.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.
SOFR—Secured Overnight Financing Rate.
SOFR30A—30 Day Average Secured Overnight Financing Rate.
UMBS—Uniform Mortgage-Backed Securities.

Institutional Intermediate-Term Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	1,098	222,577	17
5-Year U.S. Treasury Note	December 2023	9,189	968,147	(7,200)
				(7,183)

Short Futures Contracts
10-Year U.S. Treasury Note	December 2023	(3,217)	(347,637)	6,285
Euro-Bobl	December 2023	(519)	(63,513)	903
Euro-Schatz	December 2023	(40)	(4,440)	21
Long Gilt	December 2023	(36)	(4,136)	20
Long U.S. Treasury Bond	December 2023	(885)	(100,696)	3,335
Ultra 10-Year U.S. Treasury Note	December 2023	(4,643)	(517,985)	15,180
Ultra Long U.S. Treasury Bond	December 2023	(219)	(25,993)	1,148
				26,892
				19,709

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Bank of America, N.A.	10/20/23	EUR	15,329	USD	16,113	105	—
UBS AG	10/20/23	EUR	14,755	USD	15,523	88	—
Bank of Montreal	12/20/23	USD	19,407	AUD	30,071	19	—
Deutsche Bank AG	10/20/23	USD	65,813	EUR	61,643	594	—
State Street Bank & Trust Co.	10/20/23	USD	65,750	EUR	61,619	557	—
State Street Bank & Trust Co.	10/20/23	USD	15,525	EUR	14,755	—	(86)
Morgan Stanley Capital Services LLC	12/20/23	USD	8,702	GBP	7,018	135	—
State Street Bank & Trust Co.	12/20/23	USD	7,161	GBP	5,768	120	—
						1,618	(86)
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
USD—U.S. dollar.

Institutional Intermediate-Term Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
Republic of Chile/A2	12/20/28	GSI	21,630	1.000	272	364	—	(92)
Republic of Chile/A2	12/20/28	MSCS	20,700	1.000	260	348	—	(88)
					532	712	—	(180)
1 Periodic premium received/paid quarterly.
GSI—Goldman Sachs International.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $1,484,000 in connection with open forward currency contracts and over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $33,176,307)	31,043,396
Affiliated Issuers (Cost $308,340)	308,342
Total Investments in Securities	31,351,738
Investment in Vanguard	1,035
Cash	27,730
Foreign Currency, at Value (Cost $5,174)	5,154
Receivables for Investment Securities Sold	4,091,333
Receivables for Accrued Income	188,102
Swap Premiums Paid	712
Unrealized Appreciation—Forward Currency Contracts	1,618
Total Assets	35,667,422
Liabilities
Payables for Investment Securities Purchased	5,310,323
Payables to Vanguard	251
Variation Margin Payable—Futures Contracts	1,533
Unrealized Depreciation—Forward Currency Contracts	86
Unrealized Depreciation—Over-the-Counter Swap Contracts	180
Total Liabilities	5,312,373
Net Assets	30,355,049
At September 30, 2023, net assets consisted of:

Paid-in Capital	34,354,027
Total Distributable Earnings (Loss)	(3,998,978)
Net Assets	30,355,049

Net Assets
Applicable to 1,474,755,915 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	30,355,049
Net Asset Value Per Share	$20.58
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	1,053,465
Total Income	1,053,465
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,040
Management and Administrative	2,643
Marketing and Distribution	499
Custodian Fees	271
Auditing Fees	45
Shareholders’ Reports	16
Trustees’ Fees and Expenses	19
Other Expenses	15
Total Expenses	6,548
Expenses Paid Indirectly	(269)
Net Expenses	6,279
Net Investment Income	1,047,186
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,025,633)
Futures Contracts	(55,613)
Swap Contracts	6,317
Forward Currency Contracts	(6,924)
Foreign Currencies	538
Realized Net Gain (Loss)	(1,081,315)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	577,590
Futures Contracts	61,325
Swap Contracts	686
Forward Currency Contracts	(2,717)
Foreign Currencies	38
Change in Unrealized Appreciation (Depreciation)	636,922
Net Increase (Decrease) in Net Assets Resulting from Operations	602,793
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $13,555,000, $23,000, $1,000, and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,047,186	522,330
Realized Net Gain (Loss)	(1,081,315)	(774,714)
Change in Unrealized Appreciation (Depreciation)	636,922	(3,034,664)
Net Increase (Decrease) in Net Assets Resulting from Operations	602,793	(3,287,048)
Distributions
Total Distributions	(1,051,359)	(755,259)
Capital Share Transactions
Issued	2,269,543	2,055,419
Issued in Lieu of Cash Distributions	1,051,359	755,259
Redeemed	(2,835,245)	(1,487,651)
Net Increase (Decrease) from Capital Share Transactions	485,657	1,323,027
Total Increase (Decrease)	37,091	(2,719,280)
Net Assets
Beginning of Period	30,317,958	33,037,238
End of Period	30,355,049	30,317,958
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.89	$23.75	$24.31	$23.43	$22.39
Investment Operations
Net Investment Income[1]	.704	.370	.304	.517	.656
Net Realized and Unrealized Gain (Loss) on Investments	(.306)	(2.693)	(.334)	.880	1.034
Total from Investment Operations	.398	(2.323)	(.030)	1.397	1.690
Distributions
Dividends from Net Investment Income	(.708)	(.366)	(.304)	(.517)	(.650)
Distributions from Realized Capital Gains	—	(.171)	(.226)	—	—
Total Distributions	(.708)	(.537)	(.530)	(.517)	(.650)
Net Asset Value, End of Period	$20.58	$20.89	$23.75	$24.31	$23.43
Total Return	1.88%	-9.93%	-0.13%	6.02%	7.66%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,355	$30,318	$33,037	$30,049	$21,906
Ratio of Total Expenses to Average Net Assets	0.02%[2]	0.02%[2]	0.02%	0.02%	0.02%
Ratio of Net Investment Income to Average Net Assets	3.34%	1.64%	1.27%	2.16%	2.86%
Portfolio Turnover Rate[3]	395%	426%	414%	347%	323%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.02%.
3	Includes 206%, 146%, 151%, 114%, and 46%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund
Notes to Financial Statements
Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for certain collective trusts and other accounts managed by Vanguard or its affiliates and qualifying education savings plans. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund

Institutional Intermediate-Term Bond Fund
may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At September 30, 2023, counterparties had deposited in segregated accounts securities with a value of $19,050,000 and cash of $1,196,000 in connection with TBA transactions.
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 7% and 3% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
6. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange

Institutional Intermediate-Term Bond Fund
rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
7. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

Institutional Intermediate-Term Bond Fund
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.
8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
9. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Institutional Intermediate-Term Bond Fund
10. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
11. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $1,035,000, representing less than 0.01% of the fund’s net assets and 0.41% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Institutional Intermediate-Term Bond Fund
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $269,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Institutional Intermediate-Term Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	16,152,461	—	16,152,461
Asset-Backed/Commercial Mortgage-Backed Securities	—	4,337,246	—	4,337,246
Corporate Bonds	—	9,700,028	—	9,700,028
Sovereign Bonds	—	590,939	—	590,939
Taxable Municipal Bonds	—	262,722	—	262,722
Temporary Cash Investments	308,342	—	—	308,342
Total	308,342	31,043,396	—	31,351,738

Derivative Financial Instruments
Assets
Futures Contracts[1]	26,909	—	—	26,909
Forward Currency Contracts	—	1,618	—	1,618
Total	26,909	1,618	—	28,527
Liabilities
Futures Contracts[1]	7,200	—	—	7,200
Forward Currency Contracts	—	86	—	86
Swap Contracts	—	180	—	180
Total	7,200	266	—	7,466
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	712	712
Unrealized Appreciation—Futures Contracts[1]	26,909	—	—	26,909
Unrealized Appreciation—Forward Currency Contracts	—	1,618	—	1,618
Total Assets	26,909	1,618	712	29,239

Unrealized Depreciation—Futures Contracts[1]	7,200	—	—	7,200
Unrealized Depreciation—Forward Currency Contracts	—	86	—	86

Institutional Intermediate-Term Bond Fund
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	180	180
Total Liabilities	7,200	86	180	7,466
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(55,613)	—	—	(55,613)
Swap Contracts	—	—	6,317	6,317
Forward Currency Contracts	—	(6,924)	—	(6,924)
Realized Net Gain (Loss) on Derivatives	(55,613)	(6,924)	6,317	(56,220)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	61,325	—	—	61,325
Swap Contracts	—	—	686	686
Forward Currency Contracts	—	(2,717)	—	(2,717)
Change in Unrealized Appreciation (Depreciation) on Derivatives	61,325	(2,717)	686	59,294
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; and the treatment of amortization

Institutional Intermediate-Term Bond Fund
adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	5,002
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(2,127,586)
Capital Loss Carryforwards	(1,876,394)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(3,998,978)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,051,359	520,177
Long-Term Capital Gains	—	235,082
Total	1,051,359	755,259
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	33,479,856
Gross Unrealized Appreciation	35,404
Gross Unrealized Depreciation	(2,162,990)
Net Unrealized Appreciation (Depreciation)	(2,127,586)
G.  During the year ended September 30, 2023, the fund purchased $7,564,986,000 of investment securities and sold $5,509,784,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $116,165,496,000 and $115,459,061,000, respectively.

Institutional Intermediate-Term Bond Fund
H.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	107,883	91,290
Issued in Lieu of Cash Distributions	49,889	33,517
Redeemed	(134,338)	(64,422)
Net Increase (Decrease) in Shares Outstanding	23,434	60,385
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (two of the funds constituting Vanguard Malvern Funds, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Institutional Short-Term Bond Fund	103,465
Institutional Intermediate-Term Bond Fund	288,927
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Institutional Short-Term Bond Fund	99.7%
Institutional Intermediate-Term Bond Fund	99.6
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
Fund	Percentage
Institutional Short-Term Bond Fund	86.9%
Institutional Intermediate-Term Bond Fund	89.1

"Bloomberg®," Bloomberg U.S. 1–3 Year Government/Credit ex Baa Index, and Bloomberg U.S. Intermediate Aggregate ex Baa Index (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard, Inc. (Vanguard).
The Institutional Bond Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Institutional Bond Funds or any member of the public regarding the advisability of investing in securities generally or in the Institutional Bond Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Institutional Bond Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Institutional Bond Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Institutional Bond Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Institutional Bond Fund customers, in connection with the administration, marketing or trading of the Institutional Bond Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INSTITUTOINAL BOND FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE INSTITUTIONAL BOND FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4720 112023

Annual Report  |  September 30, 2023
Vanguard Multi-Sector Income Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Multi-Sector Income Bond Fund returned 7.80% for Investor Shares and 7.97% for Admiral Shares. The fund outpaced its benchmark, the Multi-Sector Income Bond Composite Index, which returned 7.19%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	For the period, the yield for the bellwether 10-year U.S. Treasury climbed from 3.83% to 4.57%.
•	This actively managed fund seeks to provide broadly diversified exposure across bonds of any credit quality.
•	The fund outperformed primarily through bottom-up selection among higher-quality high-yield and, to a lesser extent, lower-quality emerging markets debt. The advisor’s allocation across the primary sectors of the fund (high-yield, emerging markets, and investment-grade corporate bonds) also added some value even as the advisor stayed fairly close to neutral from an overall market risk perspective.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Multi-Sector Income Bond Fund returned 7.80% for Investor Shares and 7.97% for Admiral Shares. Those results bested the 7.19% return of its benchmark, the Multi-Sector Income Bond Composite Index.
The fund also finished well ahead of the 4.31% average return of its peers.
With interest rates rising significantly, the 30-day SEC yield for Investor Shares ended the 12 months at 6.20%, up from 6.04% a year earlier. The 30-day yield for Admiral Shares climbed to 6.30%, up from 6.15%.
The investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a recession were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to broaden to other categories, notably the services sector, which felt the effects of tight labor markets.
Central banks including the Federal Reserve, the European Central Bank, and the Bank of England reacted to the prospect that inflation would remain stubbornly high by aggressively hiking interest rates even as their actions fanned fears of a global recession.
Although progress was slow, signs that inflation was moderating toward the end of the period led several major central banks to slow the pace of their rate increases or even hit the pause button.
For the 12 months, government bond yields rose across the maturity spectrum in major markets, leading to price declines and negative total returns for the 12 months. Central bank action and some stress in March in the banking sector drove short-term rates higher in the first part of the period. Longer-term rates climbed more starting in July as the market began to anticipate that resilient growth and sticky inflation would lead the Fed to keep rates higher for an extended period.
The bellwether U.S. 10-year Treasury yield rose 74 basis points to end the period at 4.57%. (A basis point is one-hundredth of a percentage point.) Longer-term

Yields of U.S. Treasury (Real Yields)
Maturity	September 30, 2022	September 30, 2023
2 Years	4.28%	5.04%
5 Years	4.09	4.61
10 Years	3.83	4.57
30 Years	3.78	4.70
Source: Vanguard.
2

U.S. Treasury yields finished even higher, with the U.S. 30-year Treasury yield rising 92 basis points to 4.70%.
Corporate bonds fared better. From a credit perspective, the economy’s resilience created a relatively stable environment. Credit spreads widened in late 2022 amid concerns that rising U.S. Treasury yields could spark a recession as well as about liquidity pressures on U.K. pension funds. Spreads widened again in March 2023 as banking sector troubles emerged, but they traded in a fairly tight range for much of the rest of the period.
From a rates perspective, yields rose to levels not seen in 15 years, which helped bolster investor demand for corporate bonds. And supply was relatively light, especially for longer-term bonds, as companies generally tried to avoid locking in higher funding costs.
Management of the fund
The fund seeks to outperform its custom benchmark by investing in a variety of fixed income securities across a number of fixed income sectors, including investment-grade credit, emerging-market bonds, and U.S. high-yield debt. Our management team collaborates closely to find value in each sector and to factor in relative valuations across these sectors. We can build our assessments into the fund thanks to its flexible design.
Over the 12-month period, we generated the most value through selection in higher-quality high-yield bonds and, to a lesser extent, below-investment-grade emerging-market debt. The significant spread compression that took place in those segments was the primary driver of the fund’s outperformance.
Our broad sector allocation also added value even as we stayed pretty close to neutral in terms of overall risk.
Outlook
While some market participants are counting on a Goldilocks scenario, in which inflation moderates without a slowdown in the economy, we see that as unlikely for a number of reasons. There’s the risk that wage gains could help inflation remain sticky and above target. More pain is likely to be felt as higher oil prices work their way through the economy. Consumers have been spending down the savings they accumulated during the pandemic. And the need to finance large government deficits will put pressure on yields.
Our base scenario is a recession in the next 18 months, so we’ve reduced our overweight to credit in the fund by taking profit on some down-in-quality trades and we remain defensive on riskier sectors such as commercial mortgage-backed securities.
We have started to put on a long structural duration trade for the first time in a while, with current interest rate levels and the yield curve inversion providing some support for that.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will
3

continue to seek out attractive opportunities to produce competitive returns for our investors.
Michael Chang, CFA,
Portfolio Manager
Arvind Narayanan, CFA, Principal,
and Portfolio Manager
Daniel Shaykevich, Principal
and Portfolio Manager
Vanguard Fixed Income Group
October 5, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Multi-Sector Income Bond Fund
Investor Shares	$1,000.00	$996.30	$2.00
Admiral™ Shares	1,000.00	997.30	1.55
Based on Hypothetical 5% Yearly Return
Multi-Sector Income Bond Fund
Investor Shares	$1,000.00	$1,023.06	$2.03
Admiral Shares	1,000.00	1,023.51	1.57
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Multi-Sector Income Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 12, 2021, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Since Inception (10/12/2021)	Final Value of a $10,000 Investment
Multi-Sector Income Bond Fund Investor Shares	7.80%	-3.74%	$9,278
Multi-Sector Income Bond Composite Index	7.19	-4.35	9,163
Multi-Sector Income Bond Composite Index: Composed of 40% Bloomberg U.S. High Yield Corporate Ba/B 2% Issuer Cap Index, 40% Bloomberg U.S Intermediate Credit Index, and 20% Bloomberg Emerging Market USD Government RIC Capped Index.
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (10/12/2021)	Final Value of a $50,000 Investment
Multi-Sector Income Bond Fund Admiral Shares	7.97%	-3.65%	$46,476
Multi-Sector Income Bond Composite Index	7.19	-4.35	45,815
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Multi-Sector Income Bond Fund
Fund Allocation
As of September 30, 2023

United States	74.3%
United Kingdom	2.2
Canada	2.2
Mexico	2.0
Japan	1.5
Colombia	1.2
South Africa	1.2
Switzerland	1.1
Other	14.3
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Multi-Sector Income Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (7.5%)
	United States Treasury Note/Bond	1.875%	2/15/41	300	193
	United States Treasury Note/Bond	2.250%	5/15/41	287	197
	United States Treasury Note/Bond	3.250%	5/15/42	229	183
[1]	United States Treasury Note/Bond	3.375%	8/15/42	103	83
	United States Treasury Note/Bond	3.625%	5/15/26–5/15/53	1,793	1,685
[1,2]	United States Treasury Note/Bond	3.750%	4/15/26	3,159	3,073
	United States Treasury Note/Bond	3.875%	2/15/43–5/15/43	687	597
	United States Treasury Note/Bond	4.000%	11/15/52	56	50
	United States Treasury Note/Bond	4.125%	8/15/53	85	77
	United States Treasury Note/Bond	4.250%	5/15/39	61	57
	United States Treasury Note/Bond	4.375%	8/15/26	872	861
	United States Treasury Note/Bond	4.500%	8/15/39	362	351
Total U.S. Government and Agency Obligations (Cost $7,676)					7,407
Corporate Bonds (74.5%)
Australia (0.6%)
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	160	156
	Commonwealth Bank of Australia	5.316%	3/13/26	250	249
	Rio Tinto Finance USA plc	5.000%	3/9/33	50	48
[3]	Westpac Banking Corp.	2.894%	2/4/30	100	94
					547
Belgium (0.3%)
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	343	333
Brazil (0.4%)
	Petrobras Global Finance BV	8.750%	5/23/26	200	213
	Vale Overseas Ltd.	6.125%	6/12/33	200	193
					406
Canada (2.1%)
[4]	1011778 BC ULC	3.875%	1/15/28	180	162
[4]	Air Canada	3.875%	8/15/26	270	245
	Bank of Montreal	3.088%	1/10/37	95	71
[3]	Bank of Nova Scotia	3.450%	4/11/25	200	192
	Bank of Nova Scotia	4.850%	2/1/30	45	42
[4]	Baytex Energy Corp.	8.500%	4/30/30	60	61
[3]	Canadian Natural Resources Ltd.	4.950%	6/1/47	10	8
[4]	Garda World Security Corp.	7.750%	2/15/28	60	59
[4]	Hudbay Minerals Inc.	4.500%	4/1/26	80	75
[4]	Hudbay Minerals Inc.	6.125%	4/1/29	150	139
	Nutrien Ltd.	4.900%	3/27/28	25	24
9

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Nutrien Ltd.	4.200%	4/1/29	100	93
[4]	Ontario Gaming GTA LP	8.000%	8/1/30	50	50
[4]	Ritchie Bros Holdings Inc.	6.750%	3/15/28	100	100
[4]	Ritchie Bros Holdings Inc.	7.750%	3/15/31	100	101
[3]	Royal Bank of Canada	4.900%	1/12/28	350	339
[3]	Toronto-Dominion Bank	5.532%	7/17/26	100	99
	TransAlta Corp.	7.750%	11/15/29	50	51
[4]	Videotron Ltd.	3.625%	6/15/29	180	151
					2,062
France (0.4%)
[4]	SNF Group SACA	3.125%	3/15/27	410	362
[4]	SNF Group SACA	3.375%	3/15/30	70	56
					418
Germany (0.8%)
[4]	Daimler Truck Finance North America LLC	5.400%	9/20/28	150	147
[4]	Daimler Truck Finance North America LLC	5.500%	9/20/33	150	142
[3]	Deutsche Bank AG	3.961%	11/26/25	400	386
	Deutsche Bank AG	7.146%	7/13/27	150	151
					826
Ireland (0.8%)
	AerCap Ireland Capital DAC	1.150%	10/29/23	150	149
	AerCap Ireland Capital DAC	2.450%	10/29/26	370	332
	AerCap Ireland Capital DAC	6.100%	1/15/27	200	199
	AerCap Ireland Capital DAC	5.750%	6/6/28	150	147
					827
Israel (0.7%)
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	25	23
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	310	315
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	225	232
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	180	113
					683
Japan (1.5%)
	Mitsubishi UFJ Financial Group Inc.	0.962%	10/11/25	200	189
	Mitsubishi UFJ Financial Group Inc.	5.422%	2/22/29	200	196
	Mizuho Financial Group Inc.	5.778%	7/6/29	60	59
[3]	Mizuho Financial Group Inc.	2.201%	7/10/31	50	39
	Mizuho Financial Group Inc.	5.748%	7/6/34	70	67
[4]	Nissan Motor Co. Ltd.	4.810%	9/17/30	35	30
	Nomura Holdings Inc.	2.172%	7/14/28	300	249
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	430	429
	Sumitomo Mitsui Financial Group Inc.	2.130%	7/8/30	50	39
[4]	Sumitomo Mitsui Trust Bank Ltd.	5.650%	3/9/26	200	199
					1,496
Macao (0.1%)
	Sands China Ltd.	5.650%	8/8/28	70	66
[4]	Studio City Co. Ltd.	7.000%	2/15/27	50	47
					113
Netherlands (0.5%)
[4]	UPC Broadband Finco BV	4.875%	7/15/31	200	162
[4]	UPC Holding BV	5.500%	1/15/28	165	146
[4]	VZ Secured Financing BV	5.000%	1/15/32	30	24
[4]	Ziggo BV	4.875%	1/15/30	140	114
					446
10

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Norway (0.0%)
[4]	Seadrill Finance Ltd.	8.375%	8/1/30	25	25
Poland (0.5%)
[4]	Canpack SA	3.125%	11/1/25	290	268
[4]	Canpack SA	3.875%	11/15/29	335	274
					542
Saudi Arabia (0.2%)
	Saudi Electricity Sukuk Programme Co.	5.684%	4/11/53	200	182
Spain (0.2%)
	Banco Santander SA	6.921%	8/8/33	200	191
Switzerland (1.1%)
	Credit Suisse AG	2.950%	4/9/25	150	142
	UBS AG	5.800%	9/11/25	800	797
	UBS Group AG	3.750%	3/26/25	25	24
	UBS Group AG	4.550%	4/17/26	100	96
					1,059
United Kingdom (2.2%)
	AstraZeneca Finance LLC	1.200%	5/28/26	159	143
	Barclays plc	7.119%	6/27/34	230	222
	BAT Capital Corp.	3.557%	8/15/27	61	56
	BAT Capital Corp.	6.421%	8/2/33	85	83
	BAT International Finance plc	5.931%	2/2/29	100	98
	Diageo Capital plc	5.500%	1/24/33	100	100
[3]	HSBC Holdings plc	2.013%	9/22/28	200	170
	HSBC Holdings plc	6.161%	3/9/29	200	198
	Lloyds Banking Group plc	5.871%	3/6/29	200	195
	National Grid plc	5.602%	6/12/28	70	69
	National Grid plc	5.809%	6/12/33	110	107
	NatWest Group plc	5.516%	9/30/28	200	193
[3]	NatWest Group plc	3.754%	11/1/29	200	190
[4]	Rolls-Royce plc	3.625%	10/14/25	265	250
[4]	Virgin Media Secured Finance plc	4.500%	8/15/30	140	116
					2,190
United States (62.1%)
	AbbVie Inc.	4.250%	11/14/28	233	221
[4]	Advanced Drainage Systems Inc.	6.375%	6/15/30	280	269
	AEP Texas Inc.	5.400%	6/1/33	50	48
	AES Corp.	5.450%	6/1/28	50	48
	AES Corp.	2.450%	1/15/31	100	77
[3]	Alabama Power Co.	1.450%	9/15/30	100	76
	Albemarle Corp.	4.650%	6/1/27	5	5
[4]	Albertsons Cos. Inc.	6.500%	2/15/28	200	198
[4]	Allison Transmission Inc.	4.750%	10/1/27	210	194
	Allstate Corp.	5.250%	3/30/33	40	38
	Ally Financial Inc.	4.750%	6/9/27	45	41
	Ally Financial Inc.	6.992%	6/13/29	70	69
	Amazon.com Inc.	4.700%	12/1/32	70	67
	Ameren Illinois Co.	4.950%	6/1/33	50	47
[4]	American Airlines Inc.	5.500%	4/20/26	137	134
[4]	American Airlines Inc.	7.250%	2/15/28	94	90
[4]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	100	89
[4]	American Builders & Contractors Supply Co. Inc.	3.875%	11/15/29	120	100
	American Express Co.	3.950%	8/1/25	110	106
11

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	American Express Co.	5.850%	11/5/27	90	91
	American Tower Corp.	2.100%	6/15/30	50	39
	Amgen Inc.	5.150%	3/2/28	165	162
	Amgen Inc.	3.000%	2/22/29	90	80
[4]	Antero Resources Corp.	5.375%	3/1/30	80	74
	Aon Corp.	5.350%	2/28/33	60	57
[4]	Aramark Services Inc.	6.375%	5/1/25	300	305
[4]	Ardagh Metal Packaging Finance USA LLC	4.000%	9/1/29	110	86
[4]	Arsenal AIC Parent LLC	8.000%	10/1/30	315	313
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	50	41
[4]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	215	153
	AT&T Inc.	2.750%	6/1/31	155	124
	AT&T Inc.	5.400%	2/15/34	58	54
[4]	AthenaHealth Group Inc.	6.500%	2/15/30	160	134
[4]	Avient Corp.	7.125%	8/1/30	50	49
[4]	Axalta Coating Systems LLC	4.750%	6/15/27	160	149
	B&G Foods Inc.	5.250%	9/15/27	160	134
[4]	B&G Foods Inc.	8.000%	9/15/28	140	140
	Ball Corp.	6.875%	3/15/28	125	125
	Ball Corp.	6.000%	6/15/29	75	73
	Ball Corp.	2.875%	8/15/30	250	198
	Ball Corp.	3.125%	9/15/31	60	47
[3]	Bank of America Corp.	3.384%	4/2/26	370	354
	Bank of America Corp.	1.734%	7/22/27	183	162
	Bank of America Corp.	5.933%	9/15/27	200	199
[3]	Bank of America Corp.	3.970%	3/5/29	50	46
[3]	Bank of America Corp.	2.087%	6/14/29	100	84
[3]	Bank of America Corp.	4.271%	7/23/29	90	83
[3]	Bank of America Corp.	3.194%	7/23/30	100	85
[3]	Bank of America Corp.	1.922%	10/24/31	180	136
	Bank of America NA	5.650%	8/18/25	250	249
[3]	Bank of New York Mellon Corp.	3.400%	1/29/28	40	37
[3]	Bank of New York Mellon Corp.	5.802%	10/25/28	100	100
	Bank of New York Mellon Corp.	4.543%	2/1/29	100	95
[3]	Bank of New York Mellon Corp.	5.834%	10/25/33	100	98
	Bath & Body Works Inc.	7.500%	6/15/29	55	54
	Bath & Body Works Inc.	6.875%	11/1/35	75	67
[4]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	85	85
	Baxter International Inc.	2.272%	12/1/28	95	80
	Baxter International Inc.	3.950%	4/1/30	95	85
	Baxter International Inc.	2.539%	2/1/32	100	77
[4]	Beacon Roofing Supply Inc.	4.125%	5/15/29	100	85
[4]	Beacon Roofing Supply Inc.	6.500%	8/1/30	200	194
	Becton Dickinson & Co.	4.693%	2/13/28	125	121
	Berkshire Hathaway Energy Co.	3.700%	7/15/30	90	80
[4]	Big River Steel LLC	6.625%	1/31/29	110	109
[4]	Blackstone Holdings Finance Co. LLC	2.000%	1/30/32	25	18
	Block Inc.	3.500%	6/1/31	45	35
	Boeing Co.	2.750%	2/1/26	433	404
	Boeing Co.	3.625%	2/1/31	50	43
	Boston Properties LP	3.650%	2/1/26	160	150
	Boyd Gaming Corp.	4.750%	12/1/27	150	138
[4]	Boyne USA Inc.	4.750%	5/15/29	175	153
	BP Capital Markets America Inc.	4.234%	11/6/28	228	217
	BP Capital Markets America Inc.	3.633%	4/6/30	45	40
12

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Bristol-Myers Squibb Co.	3.400%	7/26/29	75	68
	Bristol-Myers Squibb Co.	1.450%	11/13/30	50	38
[4]	Broadcom Inc.	4.150%	4/15/32	65	56
	Broadcom Inc.	4.300%	11/15/32	100	87
[4]	Broadcom Inc.	3.469%	4/15/34	300	235
[4]	Cable One Inc.	4.000%	11/15/30	69	53
[4]	Caesars Entertainment Inc.	7.000%	2/15/30	30	29
[4]	Caesars Resort Collection LLC	5.750%	7/1/25	165	164
[4]	Calpine Corp.	5.125%	3/15/28	370	330
[4]	Calpine Corp.	4.625%	2/1/29	25	21
[4]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	205	198
	Capital One Financial Corp.	6.312%	6/8/29	100	98
	Capital One Financial Corp.	5.817%	2/1/34	245	222
[4]	Carnival Corp.	5.750%	3/1/27	340	308
[4]	Carnival Corp.	9.875%	8/1/27	60	63
[4]	Carnival Corp.	4.000%	8/1/28	130	113
[4]	Carnival Corp.	6.000%	5/1/29	250	213
[4]	Carnival Corp.	10.500%	6/1/30	5	5
[4]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	15	16
[4]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	210	172
[4]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	165	136
[4]	CCO Holdings LLC	5.000%	2/1/28	80	73
[4]	CCO Holdings LLC	6.375%	9/1/29	80	74
[4]	CCO Holdings LLC	4.750%	3/1/30	80	67
[4]	CDI Escrow Issuer Inc.	5.750%	4/1/30	65	59
[4]	Cedar Fair LP	5.500%	5/1/25	90	88
	Centene Corp.	2.450%	7/15/28	240	203
	Centene Corp.	3.000%	10/15/30	90	73
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/28	40	40
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	10	10
[4]	Central Parent LLC	8.000%	6/15/29	155	155
	Charles Schwab Corp.	5.643%	5/19/29	60	59
[4]	Chart Industries Inc.	7.500%	1/1/30	20	20
[4]	Chart Industries Inc.	9.500%	1/1/31	210	223
	Charter Communications Operating LLC	4.908%	7/23/25	310	303
[4]	Chemours Co.	5.750%	11/15/28	10	9
[4]	Chemours Co.	4.625%	11/15/29	540	435
	Cheniere Energy Partners LP	4.000%	3/1/31	130	111
	Cheniere Energy Partners LP	3.250%	1/31/32	30	24
[4]	Cheniere Energy Partners LP	5.950%	6/30/33	35	34
[4]	Churchill Downs Inc.	4.750%	1/15/28	280	253
	Citigroup Inc.	4.400%	6/10/25	185	179
	Citigroup Inc.	3.700%	1/12/26	100	95
[3]	Citigroup Inc.	3.668%	7/24/28	140	128
	Citigroup Inc.	4.125%	7/25/28	75	68
[3]	Citigroup Inc.	2.666%	1/29/31	195	158
[4]	Civitas Resources Inc.	8.375%	7/1/28	100	102
[4]	Civitas Resources Inc.	8.750%	7/1/31	105	107
[4]	Clarios Global LP	6.250%	5/15/26	80	78
[4]	Clarios Global LP	8.500%	5/15/27	195	194
[4]	Clarios Global LP	6.750%	5/15/28	4	4
[4]	Clean Harbors Inc.	4.875%	7/15/27	80	75
[4]	Clean Harbors Inc.	6.375%	2/1/31	20	19
[4]	Clearway Energy Operating LLC	4.750%	3/15/28	90	81
[4]	Clearway Energy Operating LLC	3.750%	2/15/31	140	110
13

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Cleveland-Cliffs Inc.	6.750%	3/15/26	110	110
[4]	Cloud Software Group Inc.	6.500%	3/31/29	115	101
[4]	Cloud Software Group Inc.	9.000%	9/30/29	295	257
	CNH Industrial Capital LLC	4.550%	4/10/28	300	285
[4]	CNX Resources Corp.	6.000%	1/15/29	140	131
[4]	CNX Resources Corp.	7.375%	1/15/31	15	15
	Coca-Cola Co.	3.450%	3/25/30	75	68
	Comcast Corp.	5.350%	11/15/27	110	110
	Commonwealth Edison Co.	4.900%	2/1/33	15	14
[4]	CommScope Inc.	8.250%	3/1/27	150	98
[4]	CommScope Inc.	7.125%	7/1/28	125	75
[4]	Community Health Systems Inc.	8.000%	3/15/26	350	334
	Conagra Brands Inc.	5.300%	10/1/26	55	54
[3]	Consolidated Edison Co. of New York Inc.	3.350%	4/1/30	50	44
	Constellation Brands Inc.	2.250%	8/1/31	50	39
	Consumers Energy Co.	4.650%	3/1/28	10	10
	Corebridge Financial Inc.	3.500%	4/4/25	10	10
	Corebridge Financial Inc.	3.650%	4/5/27	60	55
	Corebridge Financial Inc.	3.850%	4/5/29	10	9
	Corebridge Financial Inc.	3.900%	4/5/32	60	50
[4]	Coty Inc.	5.000%	4/15/26	10	10
[4]	Coty Inc.	6.625%	7/15/30	50	49
[4]	CrownRock LP	5.625%	10/15/25	190	187
[4]	CSC Holdings LLC	5.750%	1/15/30	100	56
[4]	CSC Holdings LLC	4.125%	12/1/30	180	127
[4]	CSC Holdings LLC	4.625%	12/1/30	160	85
[4]	CSC Holdings LLC	3.375%	2/15/31	25	17
	CubeSmart LP	2.500%	2/15/32	45	34
	CVS Health Corp.	4.300%	3/25/28	153	145
	CVS Health Corp.	5.300%	6/1/33	200	189
	Dana Inc.	4.500%	2/15/32	40	31
[4]	DaVita Inc.	3.750%	2/15/31	70	53
	Dell International LLC	5.850%	7/15/25	305	305
	Dell International LLC	4.900%	10/1/26	325	317
[4]	Delta Air Lines Inc.	7.000%	5/1/25	165	167
[4]	Delta Air Lines Inc.	4.750%	10/20/28	502	477
	Devon Energy Corp.	5.850%	12/15/25	100	99
[4]	Diamond Foreign Asset Co.	8.500%	10/1/30	135	135
	Diamondback Energy Inc.	3.125%	3/24/31	5	4
[4]	Directv Financing LLC	5.875%	8/15/27	235	208
	Discovery Communications LLC	4.125%	5/15/29	500	446
[4]	DISH DBS Corp.	5.250%	12/1/26	185	157
[4]	DISH DBS Corp.	5.750%	12/1/28	15	12
	DISH DBS Corp.	5.125%	6/1/29	30	17
[4]	DISH Network Corp.	11.750%	11/15/27	220	221
[4]	DT Midstream Inc.	4.125%	6/15/29	460	398
	DTE Electric Co.	5.200%	4/1/33	100	97
[3]	DTE Energy Co.	3.400%	6/15/29	50	44
	Duke Energy Carolinas LLC	4.950%	1/15/33	10	10
	Duke Energy Corp.	5.000%	12/8/27	10	10
	Duke Energy Progress LLC	3.400%	4/1/32	50	42
[4]	Earthstone Energy Holdings LLC	9.875%	7/15/31	25	27
	eBay Inc.	1.400%	5/10/26	539	483
	eBay Inc.	5.950%	11/22/27	10	10
[4]	Element Solutions Inc.	3.875%	9/1/28	245	211
14

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	95	92
[4]	Energizer Holdings Inc.	4.750%	6/15/28	222	192
[4]	Energizer Holdings Inc.	4.375%	3/31/29	70	58
	Energy Transfer LP	4.400%	3/15/27	70	66
[3]	Energy Transfer LP	5.500%	6/1/27	164	161
	Energy Transfer LP	5.250%	4/15/29	70	67
	Energy Transfer LP	5.750%	2/15/33	40	38
[4]	EnLink Midstream LLC	5.625%	1/15/28	110	104
[4]	Entegris Escrow Corp.	4.750%	4/15/29	55	49
[4]	Entegris Escrow Corp.	5.950%	6/15/30	250	231
[4]	Entegris Inc.	4.375%	4/15/28	115	103
	Enterprise Products Operating LLC	5.350%	1/31/33	10	10
[4]	EQM Midstream Partners LP	7.500%	6/1/27	30	30
	EQM Midstream Partners LP	5.500%	7/15/28	100	94
[4]	EQM Midstream Partners LP	7.500%	6/1/30	150	151
[4]	EQM Midstream Partners LP	4.750%	1/15/31	275	237
	EQT Corp.	6.125%	2/1/25	25	25
[4]	ERAC USA Finance LLC	4.600%	5/1/28	80	77
	ERP Operating LP	2.500%	2/15/30	40	33
	Eversource Energy	5.450%	3/1/28	30	30
	Exelon Corp.	5.150%	3/15/28	60	59
	Exelon Corp.	3.350%	3/15/32	80	66
	Fifth Third Bancorp	3.950%	3/14/28	100	91
	Fifth Third Bancorp	6.339%	7/27/29	100	99
[3]	Fifth Third Bank NA	3.950%	7/28/25	100	96
[3]	FirstEnergy Corp.	1.600%	1/15/26	50	45
	FirstEnergy Corp.	2.650%	3/1/30	210	170
[4]	FirstEnergy Transmission LLC	2.866%	9/15/28	80	69
	FMC Corp.	5.650%	5/18/33	60	54
	Ford Motor Co.	9.625%	4/22/30	5	6
	Ford Motor Co.	3.250%	2/12/32	360	277
	Ford Motor Credit Co. LLC	2.700%	8/10/26	5	4
	Ford Motor Credit Co. LLC	3.815%	11/2/27	110	98
	Ford Motor Credit Co. LLC	6.800%	5/12/28	320	320
	Ford Motor Credit Co. LLC	2.900%	2/10/29	400	329
	Ford Motor Credit Co. LLC	7.200%	6/10/30	95	95
[4]	Fortrea Holdings Inc.	7.500%	7/1/30	65	63
	Freeport-McMoRan Inc.	4.250%	3/1/30	10	9
[4]	Frontier Communications Holdings LLC	5.000%	5/1/28	220	188
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	100	73
[4]	Gartner Inc.	4.500%	7/1/28	300	274
[4]	Gates Global LLC	6.250%	1/15/26	180	176
	GE HealthCare Technologies Inc.	5.650%	11/15/27	250	250
	General Motors Financial Co. Inc.	1.500%	6/10/26	200	177
	General Motors Financial Co. Inc.	3.850%	1/5/28	50	45
	General Motors Financial Co. Inc.	5.850%	4/6/30	120	115
	Genesis Energy LP	6.500%	10/1/25	127	125
	Georgia Power Co.	3.250%	3/30/27	100	92
	Georgia Power Co.	4.700%	5/15/32	20	19
	Georgia Power Co.	4.950%	5/17/33	130	122
[4]	Georgia-Pacific LLC	2.300%	4/30/30	50	41
	Global Payments Inc.	2.150%	1/15/27	40	35
	Goldman Sachs Group Inc.	5.700%	11/1/24	65	65
[3]	Goldman Sachs Group Inc.	3.272%	9/29/25	270	262
	Goldman Sachs Group Inc.	3.850%	1/26/27	200	188
15

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Goldman Sachs Group Inc.	2.615%	4/22/32	50	39
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	260	265
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	50	43
	Goodyear Tire & Rubber Co.	5.250%	7/15/31	345	283
[4]	Graphic Packaging International LLC	3.750%	2/1/30	150	125
[4]	Greystar Real Estate Partners LLC	7.750%	9/1/30	25	25
[4,5]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	110	110
	Haleon US Capital LLC	3.625%	3/24/32	15	13
[4]	Hanesbrands Inc.	9.000%	2/15/31	250	238
[4]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	40	36
	HCA Inc.	3.625%	3/15/32	100	83
	Hess Corp.	7.300%	8/15/31	5	5
[4]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	55	48
	Home Depot Inc.	1.875%	9/15/31	5	4
	Home Depot Inc.	3.250%	4/15/32	55	47
	HSBC USA Inc.	5.625%	3/17/25	300	298
	Huntington Bancshares Inc.	6.208%	8/21/29	100	98
	Huntington Bancshares Inc.	5.023%	5/17/33	100	88
[4]	Imola Merger Corp.	4.750%	5/15/29	480	420
	Ingersoll Rand Inc.	5.400%	8/14/28	40	39
[4]	Ingevity Corp.	3.875%	11/1/28	230	190
	Intel Corp.	4.875%	2/10/28	80	78
	Intel Corp.	5.125%	2/10/30	140	137
	Intel Corp.	5.200%	2/10/33	30	29
	Intercontinental Exchange Inc.	2.100%	6/15/30	40	32
[4]	IQVIA Inc.	6.500%	5/15/30	120	118
[4]	ITC Holdings Corp.	4.950%	9/22/27	370	360
	Jacobs Engineering Group Inc.	5.900%	3/1/33	100	95
	JBS USA LUX SA	5.750%	4/1/33	40	37
[4]	JBS USA LUX SA	6.750%	3/15/34	55	54
[3]	John Deere Capital Corp.	0.700%	1/15/26	500	450
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	41	40
	JPMorgan Chase & Co.	1.578%	4/22/27	150	134
	JPMorgan Chase & Co.	1.470%	9/22/27	187	164
	JPMorgan Chase & Co.	4.323%	4/26/28	50	47
[3]	JPMorgan Chase & Co.	4.005%	4/23/29	50	46
	JPMorgan Chase & Co.	1.953%	2/4/32	228	173
	JPMorgan Chase & Co.	2.580%	4/22/32	45	35
	JPMorgan Chase & Co.	4.586%	4/26/33	5	5
[4]	Kaiser Aluminum Corp.	4.625%	3/1/28	205	179
[4]	Kaiser Aluminum Corp.	4.500%	6/1/31	65	51
	KB Home	7.250%	7/15/30	30	30
[4]	Kenvue Inc.	5.000%	3/22/30	60	58
	Keurig Dr Pepper Inc.	3.200%	5/1/30	50	43
	Kilroy Realty LP	4.750%	12/15/28	90	81
	Kinder Morgan Inc.	4.800%	2/1/33	45	41
	KLA Corp.	4.650%	7/15/32	20	19
	Kraft Heinz Foods Co.	3.750%	4/1/30	159	142
	L3Harris Technologies Inc.	5.400%	7/31/33	120	115
[4]	Ladder Capital Finance Holdings LLLP	5.250%	10/1/25	100	96
[4]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	145	117
	Lamar Media Corp.	3.750%	2/15/28	200	178
[4]	Lamb Weston Holdings Inc.	4.125%	1/31/30	265	227
[4]	Level 3 Financing Inc.	3.400%	3/1/27	15	14
[4]	Level 3 Financing Inc.	4.250%	7/1/28	120	75
16

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Level 3 Financing Inc.	3.875%	11/15/29	100	92
[4]	Level 3 Financing Inc.	10.500%	5/15/30	255	257
[4,5]	LifePoint Health Inc.	11.000%	10/15/30	55	55
[4]	Lithia Motors Inc.	4.625%	12/15/27	110	100
[4]	Lithia Motors Inc.	3.875%	6/1/29	200	168
[4]	Live Nation Entertainment Inc.	4.875%	11/1/24	85	83
[4]	Live Nation Entertainment Inc.	5.625%	3/15/26	120	115
[4]	Live Nation Entertainment Inc.	6.500%	5/15/27	110	108
[4]	Live Nation Entertainment Inc.	3.750%	1/15/28	150	133
	Lockheed Martin Corp.	4.450%	5/15/28	70	68
	Lockheed Martin Corp.	5.250%	1/15/33	229	226
	M&T Bank Corp.	5.053%	1/27/34	30	26
	Manufacturers & Traders Trust Co.	5.400%	11/21/25	200	194
[4]	Masonite International Corp.	5.375%	2/1/28	155	144
	Mastercard Inc.	2.950%	6/1/29	100	89
[4]	Match Group Holdings II LLC	4.625%	6/1/28	30	27
[4]	Match Group Holdings II LLC	3.625%	10/1/31	160	126
[4]	Mattel Inc.	5.875%	12/15/27	39	38
[4]	McAfee Corp.	7.375%	2/15/30	205	172
[4]	Medline Borrower LP	3.875%	4/1/29	115	97
[4]	Medline Borrower LP	5.250%	10/1/29	100	86
	Merck & Co. Inc.	2.150%	12/10/31	30	24
[4]	Meritage Homes Corp.	3.875%	4/15/29	145	125
	Meta Platforms Inc.	4.600%	5/15/28	240	235
[4]	Michaels Cos. Inc.	5.250%	5/1/28	130	104
	MidAmerican Energy Co.	3.100%	5/1/27	100	92
[4]	Mileage Plus Holdings LLC	6.500%	6/20/27	356	353
	Mondelez International Inc.	2.750%	4/13/30	28	24
[3]	Morgan Stanley	4.000%	7/23/25	50	48
	Morgan Stanley	5.050%	1/28/27	145	142
[3]	Morgan Stanley	1.512%	7/20/27	180	159
	Morgan Stanley	2.475%	1/21/28	100	89
	Morgan Stanley	5.123%	2/1/29	50	48
[3]	Morgan Stanley	5.164%	4/20/29	300	289
[3]	Morgan Stanley	3.622%	4/1/31	140	120
[3]	Morgan Stanley	1.794%	2/13/32	25	19
	Morgan Stanley	4.889%	7/20/33	50	45
	Morgan Stanley	5.297%	4/20/37	40	36
	MPLX LP	4.000%	3/15/28	45	42
	MPLX LP	5.000%	3/1/33	35	32
	MPT Operating Partnership LP	5.000%	10/15/27	25	19
	MPT Operating Partnership LP	4.625%	8/1/29	185	131
	MPT Operating Partnership LP	3.500%	3/15/31	75	47
	Nasdaq Inc.	5.650%	6/28/25	300	299
	Nasdaq Inc.	5.350%	6/28/28	250	245
	National Rural Utilities Cooperative Finance Corp.	5.800%	1/15/33	100	100
	Navient Corp.	9.375%	7/25/30	295	291
[4]	NCL Corp. Ltd.	5.875%	2/15/27	215	204
[4]	NCL Corp. Ltd.	7.750%	2/15/29	35	32
	Netflix Inc.	4.375%	11/15/26	105	101
	Netflix Inc.	5.875%	11/15/28	258	260
	Newell Brands Inc.	6.375%	9/15/27	188	179
	Newell Brands Inc.	6.625%	9/15/29	27	26
	Newmont Corp.	2.800%	10/1/29	150	127
[4]	News Corp.	3.875%	5/15/29	345	297
17

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[4]	Nexstar Media Inc.	5.625%	7/15/27	50	45
[4]	Nexstar Media Inc.	4.750%	11/1/28	120	99
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	170	170
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	554	502
	NiSource Inc.	5.250%	3/30/28	30	29
	NiSource Inc.	5.400%	6/30/33	20	19
	NNN REIT Inc.	5.600%	10/15/33	50	47
[4]	Novelis Corp.	3.250%	11/15/26	250	223
[4]	Novelis Corp.	4.750%	1/30/30	41	36
[4]	Novelis Corp.	3.875%	8/15/31	46	37
	NSTAR Electric Co.	3.250%	5/15/29	50	45
	Nucor Corp.	3.125%	4/1/32	10	8
	Occidental Petroleum Corp.	6.625%	9/1/30	50	51
	Occidental Petroleum Corp.	6.125%	1/1/31	25	25
	Occidental Petroleum Corp.	6.600%	3/15/46	10	10
[4]	Olympus Water US Holding Corp.	4.250%	10/1/28	280	228
[4]	Olympus Water US Holding Corp.	9.750%	11/15/28	230	230
[4]	Olympus Water US Holding Corp.	6.250%	10/1/29	140	110
	OneMain Finance Corp.	6.125%	3/15/24	26	26
	OneMain Finance Corp.	3.500%	1/15/27	440	377
	OneMain Finance Corp.	3.875%	9/15/28	75	60
	ONEOK Inc.	5.550%	11/1/26	40	40
	Oracle Corp.	6.250%	11/9/32	50	51
[4]	Organon & Co.	4.125%	4/30/28	305	265
[4]	Organon & Co.	5.125%	4/30/31	65	52
[4]	Outfront Media Capital LLC	4.250%	1/15/29	210	166
[4]	Owens & Minor Inc.	6.625%	4/1/30	15	13
[4]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	35	34
	Pacific Gas & Electric Co.	3.450%	7/1/25	80	76
	Pacific Gas & Electric Co.	2.100%	8/1/27	190	162
[4]	Pactiv Evergreen Group Issuer Inc.	4.000%	10/15/27	140	124
[4]	Pactiv Evergreen Group Issuer LLC	4.375%	10/15/28	100	87
	Paramount Global	4.950%	1/15/31	100	86
	Parker-Hannifin Corp.	3.250%	6/14/29	300	266
[4]	Penn Entertainment Inc.	4.125%	7/1/29	140	114
[4]	Pennsylvania Electric Co.	5.150%	3/30/26	40	39
[4]	Penske Truck Leasing Co. LP	6.050%	8/1/28	50	49
	PepsiCo Inc.	2.750%	3/19/30	75	65
[4]	Performance Food Group Inc.	6.875%	5/1/25	375	375
[4]	Performance Food Group Inc.	5.500%	10/15/27	70	66
[4]	Performance Food Group Inc.	4.250%	8/1/29	160	138
[4]	Permian Resources Operating LLC	7.750%	2/15/26	240	241
[4]	Permian Resources Operating LLC	6.875%	4/1/27	15	15
[4]	Permian Resources Operating LLC	5.875%	7/1/29	85	80
	Pfizer Inc.	1.700%	5/28/30	50	40
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/28	370	357
	Pfizer Investment Enterprises Pte. Ltd.	4.750%	5/19/33	145	137
	Philip Morris International Inc.	5.125%	11/17/27	20	20
	Philip Morris International Inc.	4.875%	2/15/28	50	48
	Philip Morris International Inc.	5.625%	11/17/29	20	20
	Philip Morris International Inc.	5.125%	2/15/30	50	48
	Philip Morris International Inc.	5.500%	9/7/30	5	5
	Philip Morris International Inc.	5.750%	11/17/32	20	19
	Pioneer Natural Resources Co.	1.900%	8/15/30	100	78
	Pioneer Natural Resources Co.	2.150%	1/15/31	60	47
18

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	PNC Financial Services Group Inc.	5.354%	12/2/28	145	140
	PNC Financial Services Group Inc.	5.068%	1/24/34	10	9
[4]	Post Holdings Inc.	5.500%	12/15/29	134	121
[4]	Post Holdings Inc.	4.625%	4/15/30	236	202
	Public Service Co. of Oklahoma	5.250%	1/15/33	10	10
[3]	Public Service Electric & Gas Co.	4.650%	3/15/33	50	47
	Public Storage Operating Co.	1.950%	11/9/28	100	85
	Realty Income Corp.	4.625%	11/1/25	155	151
	Realty Income Corp.	2.200%	6/15/28	192	163
	Republic Services Inc.	5.000%	4/1/34	40	38
[4]	Rocket Mortgage LLC	3.625%	3/1/29	150	124
[4]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	200	173
[4]	Royal Caribbean Cruises Ltd.	5.500%	4/1/28	140	128
[4]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	268	278
[4]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	30	32
[4]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	240	238
	RTX Corp.	2.250%	7/1/30	250	201
	RTX Corp.	5.150%	2/27/33	50	47
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	60	60
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	100	92
	Sabra Health Care LP	3.200%	12/1/31	30	23
	Santander Holdings USA Inc.	6.499%	3/9/29	120	117
	SBA Communications Corp.	3.875%	2/15/27	200	183
	SBA Communications Corp.	3.125%	2/1/29	100	83
[4]	Scripps Escrow Inc.	5.875%	7/15/27	40	30
[4]	Scripps Escrow II Inc.	5.375%	1/15/31	25	16
[4]	Seagate HDD Cayman	8.250%	12/15/29	35	36
[4]	Seagate HDD Cayman	8.500%	7/15/31	60	61
[4]	Sealed Air Corp.	4.000%	12/1/27	380	339
[4]	Sealed Air Corp.	6.125%	2/1/28	55	53
[4]	Sealed Air Corp.	5.000%	4/15/29	255	230
	Service Corp. International	3.375%	8/15/30	380	306
[4]	Sirius XM Radio Inc.	4.000%	7/15/28	200	171
	Southern California Edison Co.	5.300%	3/1/28	150	148
	Southern California Edison Co.	5.650%	10/1/28	70	70
[3]	Southern Co.	3.700%	4/30/30	75	66
[4]	Spirit AeroSystems Inc.	7.500%	4/15/25	4	4
	Spirit AeroSystems Inc.	4.600%	6/15/28	19	15
[4]	Spirit AeroSystems Inc.	9.375%	11/30/29	232	236
	Spirit Realty LP	2.700%	2/15/32	45	34
	Sprint Capital Corp.	6.875%	11/15/28	40	41
	Sprint Capital Corp.	8.750%	3/15/32	200	232
	Sprint LLC	7.625%	3/1/26	100	103
[4]	SS&C Technologies Inc.	5.500%	9/30/27	120	113
[4]	Star Parent Inc.	9.000%	10/1/30	105	106
	Starbucks Corp.	4.750%	2/15/26	120	118
	State Street Corp.	4.821%	1/26/34	80	73
[4]	Sunoco LP	7.000%	9/15/28	175	173
	Take-Two Interactive Software Inc.	3.700%	4/14/27	10	9
	Targa Resources Partners LP	4.000%	1/15/32	8	7
	Teledyne Technologies Inc.	2.750%	4/1/31	20	16
	Tenet Healthcare Corp.	6.250%	2/1/27	80	77
	Tenet Healthcare Corp.	6.125%	10/1/28	280	263
	Tenet Healthcare Corp.	4.250%	6/1/29	40	34
[4]	Tenet Healthcare Corp.	6.750%	5/15/31	315	304
19

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	155	133
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	95	91
	T-Mobile USA Inc.	2.625%	4/15/26	470	435
	T-Mobile USA Inc.	2.625%	2/15/29	153	130
	T-Mobile USA Inc.	3.375%	4/15/29	100	88
	T-Mobile USA Inc.	3.875%	4/15/30	115	102
[4]	TopBuild Corp.	3.625%	3/15/29	50	43
	Toyota Motor Credit Corp.	4.625%	1/12/28	100	98
	Toyota Motor Credit Corp.	4.550%	5/17/30	200	189
[4]	TransDigm Inc.	6.250%	3/15/26	80	79
[4]	TransDigm Inc.	6.750%	8/15/28	615	606
[4]	TransDigm Inc.	6.875%	12/15/30	80	78
[4]	Transocean Inc.	11.500%	1/30/27	50	52
[4]	Transocean Inc.	8.750%	2/15/30	347	354
[4]	Transocean Titan Financing Ltd.	8.375%	2/1/28	75	76
[4]	Triumph Group Inc.	9.000%	3/15/28	197	195
[3]	Truist Financial Corp.	5.900%	10/28/26	100	99
[3]	Truist Financial Corp.	6.047%	6/8/27	80	79
[3]	Truist Financial Corp.	6.123%	10/28/33	15	14
	Tyco Electronics Group SA	4.500%	2/13/26	200	195
	Union Electric Co.	3.500%	3/15/29	100	91
	Union Pacific Corp.	3.000%	4/15/27	45	42
[4]	United Airlines Inc.	4.375%	4/15/26	160	148
[3]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	184	183
[4]	United Natural Foods Inc.	6.750%	10/15/28	180	137
[4]	United Wholesale Mortgage LLC	5.500%	11/15/25	140	133
	UnitedHealth Group Inc.	5.250%	2/15/28	5	5
	UnitedHealth Group Inc.	5.350%	2/15/33	20	20
[4]	Univision Communications Inc.	8.000%	8/15/28	250	241
[4]	Univision Communications Inc.	7.375%	6/30/30	70	64
[3]	US Bancorp	4.548%	7/22/28	80	75
	US Bancorp	5.775%	6/12/29	100	97
[3]	US Bancorp	3.000%	7/30/29	45	38
[3]	US Bancorp	4.967%	7/22/33	40	35
	US Bancorp	5.836%	6/12/34	100	94
[4]	US Foods Inc.	6.875%	9/15/28	15	15
[4]	US Foods Inc.	7.250%	1/15/32	30	30
[4]	Vail Resorts Inc.	6.250%	5/15/25	70	70
[4]	Valaris Ltd.	8.375%	4/30/30	380	380
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	250	210
[4]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	5	5
[4]	Venture Global LNG Inc.	8.125%	6/1/28	125	124
[4]	Venture Global LNG Inc.	8.375%	6/1/31	340	335
[4]	Veralto Corp.	5.500%	9/18/26	230	229
	Verizon Communications Inc.	1.680%	10/30/30	50	38
	Verizon Communications Inc.	2.355%	3/15/32	86	66
[3]	Virginia Electric & Power Co.	2.950%	11/15/26	100	93
[3]	Virginia Electric & Power Co.	2.875%	7/15/29	90	78
[4]	Vistra Operations Co. LLC	5.125%	5/13/25	25	24
[4]	Vistra Operations Co. LLC	5.000%	7/31/27	80	74
[4]	Vistra Operations Co. LLC	4.375%	5/1/29	350	301
[4]	Vistra Operations Co. LLC	7.750%	10/15/31	25	25
	VMware Inc.	4.700%	5/15/30	161	148
	Warnermedia Holdings Inc.	3.755%	3/15/27	16	15
	Warnermedia Holdings Inc.	4.054%	3/15/29	205	183
20

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Warnermedia Holdings Inc.	4.279%	3/15/32	50	42
[3]	Wells Fargo & Co.	4.100%	6/3/26	100	95
[3]	Wells Fargo & Co.	2.393%	6/2/28	125	110
[3]	Wells Fargo & Co.	5.574%	7/25/29	110	107
[3]	Wells Fargo & Co.	4.897%	7/25/33	75	68
	Wells Fargo & Co.	5.389%	4/24/34	125	117
[3]	Wells Fargo & Co.	5.557%	7/25/34	70	66
[3]	Wells Fargo Bank NA	5.550%	8/1/25	100	100
[3]	Wells Fargo Bank NA	5.450%	8/7/26	100	100
[4]	WESCO Distribution Inc.	7.125%	6/15/25	320	321
[4]	WESCO Distribution Inc.	7.250%	6/15/28	5	5
[4]	Williams Scotsman Inc.	7.375%	10/1/31	30	30
	Willis North America Inc.	4.500%	9/15/28	55	52
[4]	WMG Acquisition Corp.	3.750%	12/1/29	370	311
[4]	WR Grace Holdings LLC	5.625%	8/15/29	200	161
[4]	WR Grace Holdings LLC	7.375%	3/1/31	175	169
	Xcel Energy Inc.	4.000%	6/15/28	80	75
	Xcel Energy Inc.	4.600%	6/1/32	80	73
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	95	70
	Zoetis Inc.	5.400%	11/14/25	45	45
					61,551
Total Corporate Bonds (Cost $76,635)					73,897
Floating Rate Loan Interests (3.8%)
Canada (0.1%)
[6]	Bombardier Recreational Products Inc. Incremental Term Loan, TSFR1M + 3.500%	8.816%	12/13/29	109	109
Luxembourg (0.0%)
[6]	Belron Finance US LLC Dollar Fourth Incremental Term Loan, TSFR3M + 2.750%	8.160%	4/18/29	15	15
United States (3.7%)
[6]	AAdvantage Loyalty IP Ltd. Initial Term Loan, TSFR3M + 4.750%	10.338%	4/20/28	432	446
[6]	Axalta Coating Systems Dutch Holding B B.V. Dollar Term Loan B-5, TSFR1M + 2.500%	7.812%	12/20/29	1	1
[6]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	10.674%	2/1/27	52	42
[6]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.250%	9.640%	7/6/29	50	50
[6]	Chemours Co. Tranche B-3 Term Loan, TSFR1M + 3.500%	8.816%	8/18/28	166	165
[6]	Clarios Global LP First Lien Term Loan, TSFR1M + 3.750%	9.066%	5/6/30	76	75
[6]	Cloud Software Group Inc. First Lien Dollar Term Loan B, TSFR3M + 4.500%	9.990%	3/30/29	189	182
[6]	DaVita Inc. Tranche B-1 Term Loan, TSFR1M + 1.750%	7.181%	8/12/26	44	43
[6]	Directv Financing LLC Term Loan, TSFR1M + 5.000%	10.431%	8/2/27	95	93
[6]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	9.342%	7/21/28	36	35
[6]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	9.342%	7/21/28	4	4
[6]	First Student Bidco Inc. Initial Term Loan B, TSFR3M + 3.000%	8.501%	7/21/28	401	389
21

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[6]	First Student Bidco Inc. Initial Term Loan C, TSFR3M + 3.000%	8.501%	7/21/28	152	148
[6]	Gates Global LLC Initial Dollar Term Loan B-4, TSFR1M + 3.500%	8.816%	11/16/29	248	248
[6]	GTCR W Merger Sub LLC Term Loan B, TSFR1M + 3.000%	8.341%	9/20/30	10	10
[6]	Hilton Worldwide Finance LLC Term Loan B-2, TSFR1M + 1.750%	7.170%	6/22/26	300	300
[6]	HUB International Ltd. Term Loan, TSFR3M + 4.250%	9.584%	6/20/30	40	40
[6]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	9.180%	3/1/29	188	184
[6]	Medline Borrower LP Initial Dollar Term Loan, TSFR1M + 3.250%	8.681%	10/23/28	79	79
[6]	Mileage Plus Holdings LLC Initial Term Loan, TSFR3M + 5.250%	10.798%	6/21/27	335	348
[6]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.166%	3/27/29	85	82
[6]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	7.170%	4/11/25	171	171
[6]	SkyMiles IP Ltd. Initial Term Loan, TSFR3M + 3.750%	9.076%	10/20/27	326	338
[6]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	7.666%	3/22/29	20	20
[6]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	7.666%	3/22/29	31	30
[6]	Star Parent Inc. Term Loan B, TSFR1M + 4.000%	9.315%	9/19/30	35	34
[6]	Wyndham Hotels & Resorts Inc. Term Loan B, TSFR1M + 2.250%	7.666%	5/24/30	88	88
					3,645
Total Floating Rate Loan Interests (Cost $3,745)					3,769
Sovereign Bonds (12.8%)
Angola (0.3%)
[3]	Republic of Angola	8.750%	4/14/32	400	322
Argentina (0.3%)
[3]	Argentine Republic	3.625%	7/9/35	625	155
[3]	Argentine Republic	4.250%	1/9/38	625	183
					338
Chile (0.5%)
[3,4]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	340	329
[3]	Empresa Nacional del Petroleo	5.250%	11/6/29	200	187
					516
Colombia (1.2%)
	Ecopetrol SA	8.625%	1/19/29	1,183	1,189
Dominican Republic (0.7%)
[3]	Dominican Republic	6.000%	7/19/28	700	665
Ecuador (0.2%)
[3]	Republic of Ecuador	3.500%	7/31/35	481	180
[3]	Republic of Ecuador	2.500%	7/31/40	95	32
					212
Egypt (0.4%)
[3]	Arab Republic of Egypt	8.500%	1/31/47	200	107
22

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Arab Republic of Egypt	8.700%	3/1/49	450	241
[3]	Arab Republic of Egypt	8.750%	9/30/51	200	107
					455
El Salvador (0.1%)
[3]	Republic of El Salvador	8.625%	2/28/29	85	70
Germany (0.1%)
[7]	Federal Republic of Germany	1.250%	8/15/48	97	71
Ghana (0.1%)
[3,8]	Republic of Ghana	8.950%	3/26/51	200	86
Guatemala (0.7%)
[3]	Republic of Guatemala	5.250%	8/10/29	500	462
[3,4,5]	Republic of Guatemala	7.050%	10/4/32	200	201
					663
Honduras (0.1%)
[3]	Republic of Honduras	6.250%	1/19/27	150	141
Indonesia (0.2%)
[3]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	200	177
Mexico (2.0%)
	Petroleos Mexicanos	6.875%	8/4/26	200	184
	Petroleos Mexicanos	6.500%	6/2/41	46	27
	Petroleos Mexicanos	5.625%	1/23/46	800	438
	Petroleos Mexicanos	6.750%	9/21/47	459	271
	Petroleos Mexicanos	6.950%	1/28/60	54	32
[3]	United Mexican States	2.659%	5/24/31	938	741
[3]	United Mexican States	6.350%	2/9/35	264	258
					1,951
Morocco (0.5%)
[3]	Kingdom of Morocco	6.500%	9/8/33	290	285
[3]	OCP SA	5.125%	6/23/51	290	193
					478
Nigeria (0.3%)
[3]	Federal Republic of Nigeria	7.375%	9/28/33	200	148
[3]	Federal Republic of Nigeria	7.625%	11/28/47	200	134
					282
Oman (0.3%)
[3]	Oman Government Bond	4.750%	6/15/26	350	340
Panama (0.7%)
[3,5]	Republic of Panama	6.875%	1/31/36	200	200
[3]	Republic of Panama	4.300%	4/29/53	200	131
[3]	Republic of Panama	4.500%	1/19/63	600	389
					720
Peru (0.8%)
[3]	Petroleos del Peru SA	5.625%	6/19/47	550	332
[3]	Republic of Peru	2.783%	1/23/31	545	447
					779
Philippines (0.4%)
	Republic of the Philippines	2.457%	5/5/30	500	413
Poland (0.1%)
[3,7]	Republic of Poland	4.250%	2/14/43	100	98
23

Multi-Sector Income Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Romania (0.4%)
[3,7]	Republic of Romania	1.750%	7/13/30	500	398
Saudi Arabia (0.4%)
[3]	Kingdom of Saudi Arabia	5.000%	1/18/53	200	166
[3]	Saudi Arabian Oil Co.	3.500%	4/16/29	220	198
					364
Senegal (0.2%)
[3]	Republic of Senegal	6.250%	5/23/33	235	189
Serbia (0.4%)
[3,7]	Serbia International Bond	3.125%	5/15/27	430	410
South Africa (1.2%)
	Republic of South Africa	4.850%	9/30/29	1,000	856
	Republic of South Africa	5.875%	4/20/32	220	187
	Republic of South Africa	5.750%	9/30/49	200	132
					1,175
Ukraine (0.2%)
[3,8]	Ukraine Government Bond	7.750%	9/1/26	350	104
[3,8]	Ukraine Government Bond	7.375%	9/25/34	300	79
					183
Total Sovereign Bonds (Cost $13,817)					12,685
24

Multi-Sector Income Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[9]	Vanguard Market Liquidity Fund (Cost $914)	5.391%	9,139	914
Total Investments (99.5%) (Cost $102,787)				98,672
Other Assets and Liabilities—Net (0.5%)				468
Net Assets (100%)				99,140
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $124,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $156,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $34,583,000, representing 34.9% of net assets.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2023.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Face amount denominated in euro.
8	Non-income-producing security—security in default.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
USD—U.S. dollar.
25

Multi-Sector Income Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	13	2,635	(6)
10-Year U.S. Treasury Note	December 2023	19	2,053	(26)
Ultra 10-Year U.S. Treasury Note	December 2023	11	1,227	(8)
Ultra Long U.S. Treasury Bond	December 2023	10	1,187	(71)
				(111)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2023	(39)	(4,109)	30
Euro-Bobl	December 2023	(3)	(367)	5
Euro-Bund	December 2023	(2)	(272)	8
Euro-Buxl	December 2023	(1)	(129)	11
				54
				(57)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
UBS AG	10/20/23	EUR	14	USD	15	—	—
UBS AG	10/20/23	EUR	8	USD	9	—	—
Bank of America, N.A.	10/20/23	EUR	5	USD	6	—	—
State Street Bank & Trust Co.	12/20/23	MXN	283	USD	16	—	—
State Street Bank & Trust Co.	10/20/23	USD	1,015	EUR	951	8	—
UBS AG	10/20/23	USD	4	EUR	4	—	—
						8	—
EUR—euro.
MXN—Mexican peso.
USD—U.S. dollar.

26

Multi-Sector Income Bond Fund
Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Sold
CDX-NA-HY-S40-V1	6/20/28	USD	663	5.000	15	8
CDX-NA-HY-S41-V1	12/20/28	USD	657	5.000	7	—
CDX-NA-IG-S41-V1	12/20/28	USD	1,840	1.000	23	(2)
						6
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	60	1.000	—	—	—	—
AT&T Inc./Baa2	12/20/23	BARC	10	1.000	—	—	—	—
Republic of the Philippines/Baa2	12/20/28	GSI	515	1.000	4	6	—	(2)
					4	6	—	(2)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
See accompanying Notes, which are an integral part of the Financial Statements.
27

Multi-Sector Income Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $101,873)	97,758
Affiliated Issuers (Cost $914)	914
Total Investments in Securities	98,672
Investment in Vanguard	3
Cash	37
Foreign Currency, at Value (Cost $20)	20
Receivables for Investment Securities Sold	99
Receivables for Accrued Income	1,381
Receivables for Capital Shares Issued	30
Swap Premiums Paid	6
Unrealized Appreciation—Forward Currency Contracts	8
Unrealized Appreciation—Over-the-Counter Swap Contracts	—
Total Assets	100,256
Liabilities
Payables for Investment Securities Purchased	860
Payables for Capital Shares Redeemed	114
Payables for Distributions	118
Payables to Vanguard	13
Variation Margin Payable—Futures Contracts	5
Variation Margin Payable—Centrally Cleared Swap Contracts	4
Unrealized Depreciation—Forward Currency Contracts	—
Unrealized Depreciation—Over-the-Counter Swap Contracts	2
Total Liabilities	1,116
Net Assets	99,140
28

Multi-Sector Income Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	105,640
Total Distributable Earnings (Loss)	(6,500)
Net Assets	99,140

Investor Shares—Net Assets
Applicable to 1,767,448 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,044
Net Asset Value Per Share—Investor Shares	$8.51

Admiral Shares—Net Assets
Applicable to 4,940,348 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	84,096
Net Asset Value Per Share—Admiral Shares	$17.02
See accompanying Notes, which are an integral part of the Financial Statements.
29

Multi-Sector Income Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	4,104
Total Income	4,104
Expenses
The Vanguard Group—Note B
Management and Administrative—Investor Shares	19
Management and Administrative—Admiral Shares	110
Custodian Fees	15
Auditing Fees	46
Shareholders’ Reports—Investor Shares	6
Shareholders’ Reports—Admiral Shares	18
Trustees’ Fees and Expenses	—
Professional Services	21
Other Expenses	—
Total Expenses	235
Expense Reduction—Note C	(17)
Net Expenses	218
Net Investment Income	3,886
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,009)
Futures Contracts	(303)
Swap Contracts	96
Forward Currency Contracts	(34)
Foreign Currencies	10
Realized Net Gain (Loss)	(1,240)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(933)
Futures Contracts	(22)
Swap Contracts	9
Forward Currency Contracts	4
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	(942)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,704
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $83,000, $1,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
30

Multi-Sector Income Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,886	774
Realized Net Gain (Loss)	(1,240)	(1,028)
Change in Unrealized Appreciation (Depreciation)	(942)	(3,218)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,704	(3,472)
Distributions
Investor Shares	(515)	(32)
Admiral Shares	(3,406)	(779)
Total Distributions	(3,921)	(811)
Capital Share Transactions
Investor Shares	14,626	1,031
Admiral Shares	65,203	24,780
Net Increase (Decrease) from Capital Share Transactions	79,829	25,811
Total Increase (Decrease)	77,612	21,528
Net Assets
Beginning of Period	21,528	—
End of Period	99,140	21,528
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
31

Multi-Sector Income Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022

Net Asset Value, Beginning of Period	$8.32	$10.00
Investment Operations
Net Investment Income[2]	.490	.296
Net Realized and Unrealized Gain (Loss) on Investments	.157	(1.665)
Total from Investment Operations	.647	(1.369)
Distributions
Dividends from Net Investment Income	(.457)	(.294)
Distributions from Realized Capital Gains	—	(.017)
Total Distributions	(.457)	(.311)
Net Asset Value, End of Period	$8.51	$8.32
Total Return[3]	7.80%	-13.94%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15	$1
Ratio of Total Expenses to Average Net Assets	0.40%	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	5.62%	3.30%[4]
Portfolio Turnover Rate	94%	118%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
32

Multi-Sector Income Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022

Net Asset Value, Beginning of Period	$16.63	$20.00
Investment Operations
Net Investment Income[2]	.979	.611
Net Realized and Unrealized Gain (Loss) on Investments	.342	(3.341)
Total from Investment Operations	1.321	(2.730)
Distributions
Dividends from Net Investment Income	(.931)	(.606)
Distributions from Realized Capital Gains	—	(.034)
Total Distributions	(.931)	(.640)
Net Asset Value, End of Period	$17.02	$16.63
Total Return[3]	7.97%	-13.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$84	$21
Ratio of Total Expenses to Average Net Assets	0.30%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	5.62%	3.40%[4]
Portfolio Turnover Rate	94%	118%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
33

Multi-Sector Income Bond Fund
Notes to Financial Statements
Vanguard Multi-Sector Income Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
4. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated
34

Multi-Sector Income Bond Fund
clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 8% and 4% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
35

Multi-Sector Income Bond Fund
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
6. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral
36

Multi-Sector Income Bond Fund
received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented 5% and 0% of net assets, based on the average of notional amounts at each quarter-end during the period.
7. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
8. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
37

Multi-Sector Income Bond Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $3,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  Pursuant to the terms of an agreement with a third-party service provider applicable to newly launched funds, shareholder reporting expenses of $17,000 (0.02%, on an annualized basis, of the fund's average net assets) were contractually reduced during the period.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
38

Multi-Sector Income Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	7,407	—	7,407
Corporate Bonds	—	73,897	—	73,897
Floating Rate Loan Interests	—	3,769	—	3,769
Sovereign Bonds	—	12,685	—	12,685
Temporary Cash Investments	914	—	—	914
Total	914	97,758	—	98,672

Derivative Financial Instruments
Assets
Futures Contracts[1]	54	—	—	54
Forward Currency Contracts	—	8	—	8
Swap Contracts	8[1]	—	—	8
Total	62	8	—	70
Liabilities
Futures Contracts[1]	111	—	—	111
Forward Currency Contracts	—	—	—	—
Swap Contracts	2[1]	2	—	4
Total	113	2	—	115
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
39

Multi-Sector Income Bond Fund
E.  At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	6	6
Unrealized Appreciation—Futures Contracts[1]	54	—	—	54
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	—	—	8	8
Unrealized Appreciation—Forward Currency Contracts	—	8	—	8
Total Assets	54	8	14	76

Unrealized Depreciation—Futures Contracts[1]	111	—	—	111
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	—	—	2	2
Unrealized Depreciation—Forward Currency Contracts	—	—	—	—
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	2	2
Total Liabilities	111	—	4	115
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(303)	—	—	(303)
Swap Contracts	—	—	96	96
Forward Currency Contracts	—	(34)	—	(34)
Realized Net Gain (Loss) on Derivatives	(303)	(34)	96	(241)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(22)	—	—	(22)
Swap Contracts	—	—	9	9
Forward Currency Contracts	—	4	—	4
Change in Unrealized Appreciation (Depreciation) on Derivatives	(22)	4	9	(9)
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
40

Multi-Sector Income Bond Fund
permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	151
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(3,991)
Capital Loss Carryforwards	(2,542)
Qualified Late-Year Losses	—
Other Temporary Differences	(118)
Total	(6,500)
The tax character of distributions paid was as follows:
	Year Ended September 30, 2023	Period Ended September 30, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	3,921	804
Long-Term Capital Gains	—	7
Total	3,921	811
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	102,673
Gross Unrealized Appreciation	109
Gross Unrealized Depreciation	(4,100)
Net Unrealized Appreciation (Depreciation)	(3,991)
41

Multi-Sector Income Bond Fund
G.  During the year ended September 30, 2023, the fund purchased $114,581,000 of investment securities and sold $41,672,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $28,619,000 and $22,420,000, respectively.
H.  Capital share transactions for each class of shares were:
	Year Ended September 30, 2023		October 12, 2021 [1] to September 30, 2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	24,212	2,758	1,000	100
Issued in Lieu of Cash Distributions	384	44	32	3
Redeemed	(9,970)	(1,138)	(1)	—
Net Increase (Decrease)—Investor Shares	14,626	1,664	1,031	103
Admiral Shares
Issued	105,064	5,981	24,001	1,200
Issued in Lieu of Cash Distributions	2,796	161	779	42
Redeemed	(42,657)	(2,444)	—	—
Net Increase (Decrease)—Admiral Shares	65,203	3,698	24,780	1,242
1	Inception.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
42

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Multi-Sector Income Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Multi-Sector Income Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023 and the statement of changes in net assets and the financial highlights for the year ended September 30, 2023 and for the period October 12, 2021 (inception) through September 30, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year ended September 30, 2023, and the changes in its net assets and the financial highlights for the year ended September 30, 2023 and for the period October 12, 2021 (inception) through September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
43

Tax information (unaudited)
The fund hereby designates $210,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 99.9%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 62.1%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
44

"Bloomberg®" and Bloomberg Multi-Sector Income Composite Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Multi-Sector Income Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Multi-Sector Income Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Multi-Sector Income Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Multi-Sector Income Composite Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Multi-Sector Income Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Multi-Sector Income Bond Fund into consideration in determining, composing or calculating the Bloomberg Multi-Sector Income Composite Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Multi-Sector Income Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Multi-Sector Income Bond Fund customers, in connection with the administration, marketing or trading of the Multi-Sector Income Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE MULTI-SECTOR INCOME BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE MULTI-SECTOR INCOME BOND FUND OR BLOOMBERG MULTI-SECTOR INCOME COMPOSITE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
45

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q41810 112023

Annual Report  |  September 30, 2023
Vanguard Core-Plus Bond Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard Core-Plus Bond Fund returned 2.19% for Investor Shares and 2.29% for Admiral Shares. The fund outpaced its benchmark, the Bloomberg U.S. Universal Index, which returned 1.61%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of interest rates remaining higher for longer weighed on sentiment in the bond market toward the end of the period.
•	Over the period, the bellwether U.S. 10-year Treasury yield climbed from 3.83% to 4.57%.
•	Selection within emerging markets and high yield was the primary driver of the fund’s outperformance. Other positives included an overall overweight allocation to the credit sector relative to its benchmark—credit performed well given the resilience in overall economic growth—as well as active yield curve trades and an overweight allocation to mortgage-backed securities. On the other hand, being a little long duration at times when interest rates were rising detracted from performance.
•	The use of derivatives to hedge portfolio risks and for efficient portfolio management is common in the fund. The fund’s derivatives position, including both hedges and active positions, had a net negative contribution to performance.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard Core-Plus Bond Fund returned 2.19% for Investor Shares and 2.29% for Admiral Shares. Those results exceeded the 1.61% return of its benchmark, the Bloomberg U.S. Universal Index.
The fund also finished significantly ahead of the average return of its peers, which was 1.17%.
With interest rates rising, the 30-day SEC yield for Investor Shares ended the 12 months at 5.14%, up from 4.27% a year earlier. The 30-day yield for Admiral Shares climbed to 5.24%, up from 4.35%.
The investment environment
For much of the period, concerns about inflation and whether policymakers’ efforts to rein it in might spur a recession were top of mind for many investors.
Early on, energy prices continued to cool amid an outlook for slower economic growth, but price increases then began to broaden to other categories, notably the services sector, which felt the effects of tight labor markets.
Central banks, including the U.S. Federal Reserve, the European Central Bank, and the Bank of England, reacted to the prospect of inflation remaining stubbornly high by aggressively hiking interest rates, even as their actions fanned fears of a global recession down the road.
Although progress was slow, signs of inflation moderating toward the end of the period led several major central banks to slow the pace of their interest rate hikes or even hit the pause button.
Over the 12 months, government bond yields rose across the maturity spectrum in major markets, leading to price declines and negative total returns for the 12 months. Central bank action and some stress in March in the banking sector drove short-term rates higher in the first part of the period, whereas longer-term rates climbed more from July as the market began to anticipate that resilient growth and sticky inflation would lead the Fed to keep rates higher for an extended period of time.
The bellwether U.S. 10-year Treasury yield rose 74 basis points to end the period at 4.57% (a basis point is one-hundredth of a percentage point). Longer-term

Yields of U.S. Treasury (Real Yields)
Maturity	September 30, 2022	September 30, 2023
2 Years	4.28%	5.04%
5 Years	4.09	4.61
10 Years	3.83	4.57
30 Years	3.78	4.70
Source: Vanguard.
2

U.S. Treasury yields climbed even more, with the U.S. 30-year Treasury yield rising 92 basis points to finish at 4.70%.
Corporate bonds fared better than Treasuries. From a credit perspective, the economy holding up fairly well created a relatively stable environment. Credit spreads widened in late 2022 amid concerns about rising U.S. Treasury yields sparking a recession, as well as liquidity pressures on U.K. pension funds, and then again in March 2023 related to banking sector troubles. But they traded in a fairly tight range outside of those periods.
From a rates perspective, yields rising to levels not seen in 15 years helped bolster investor demand for corporate bonds. And supply was relatively light, especially for longer-term bonds, as companies generally tried to avoid locking in higher funding costs.
Management of the fund
In this fund, we seek to provide investors with broadly diversified exposure primarily to the U.S. investment-grade bond market, with selective exposure to below-investment-grade bonds and debt from other countries, including emerging markets.
We expected the economy to prove more resilient to interest rate hikes than the market was anticipating, so we had an overweight allocation to credit in the fund. That tilt added value.
We count on the strength of our management team to identify relative value opportunities across the fund’s investable universe. Over this 12-month period, our team remained exposed to U.S. high yield and both investment-grade and below-investment-grade bonds from emerging markets. In both of those categories, the bonds selected by our team outperformed similar bonds in the benchmark, supporting the fund’s performance. The fund also benefited from a positive contribution from security selection in U.S. investment-grade bonds.
The significant contribution from emerging market bond selection was driven by regional and quality tilts, strong bond selection, and our allocation to emerging market corporate bonds.
Within U.S. high yield, our exposure to bank loans was a bright spot. Because bank loans tend to be less rate sensitive than high yield as a whole, they outperformed over this period.
Mortgage-backed securities (MBS) have gone through a challenging period with the Fed and banks stepping away as buyers. Our overweight allocation to MBS with higher coupons in the latter part of the period, however, generated modest excess returns.
U.S. duration positioning, on the other hand, was a hindrance due to the fund’s small long-duration bias during this period. Losses in U.S. duration were offset by positioning in global and emerging markets rates. Short positions in Japanese bond futures and long positions (currency hedged) in Mexican Bonos also contributed to performance.
3

Outlook
While some market participants are counting on a Goldilocks scenario where inflation moderates without a slowdown in the economy, we see that as unlikely for several reasons. There's the risk that wage gains could contribute to inflation remaining sticky and above target. More pain is likely to be felt as higher oil prices work their way through the economy. Consumers have been spending down the savings they accumulated during the pandemic. And the need to finance large government deficits will put pressure on yields.
Since we see the market underpricing near-term recession risks as well as risks to corporate bonds from persistently higher rates, we have reduced our overweight to credit in the fund by taking profit on some down-in-quality trades. And we remain defensive on riskier sectors such as commercial mortgage-backed securities.
We have started to put on a long structural duration trade for the first time in a while, as current interest rate levels offer long-term value, and have used the yield curve inversion as an opportunity to put on yield curve steepeners. Both the steepener positioning and longer duration can help protect the portfolio in the event of an economic downturn.
Whatever the markets may bring, our experienced global team of portfolio managers, traders, and credit analysts will continue to seek out attractive opportunities to produce competitive returns for our investors.
Michael Chang, CFA,
Portfolio Manager
Arvind Narayanan, CFA,
Principal and
Senior Portfolio Manager
Brian W. Quigley, CFA,
Portfolio Manager
Daniel Shaykevich,
Principal and
Senior Portfolio Manager
Vanguard Fixed Income Group
October 5, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Core-Plus Bond Fund
Investor Shares	$1,000.00	$969.30	$1.48
Admiral™ Shares	1,000.00	970.30	0.99
Based on Hypothetical 5% Yearly Return
Core-Plus Bond Fund
Investor Shares	$1,000.00	$1,023.56	$1.52
Admiral Shares	1,000.00	1,024.07	1.01
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

Core-Plus Bond Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 25, 2021, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Since Inception (10/25/2021)	Final Value of a $10,000 Investment
Core-Plus Bond Fund Investor Shares	2.19%	-6.79%	$8,730
Bloomberg U.S. Universal Bond Index	1.61	-7.03	8,686
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (10/25/2021)	Final Value of a $50,000 Investment
Core-Plus Bond Fund Admiral Shares	2.29%	-6.70%	$43,733
Bloomberg U.S. Universal Bond Index	1.61	-7.03	43,432
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Core-Plus Bond Fund
Fund Allocation
As of September 30, 2023
Asset-Backed/Commercial Mortgage-Backed Securities	6.7%
Corporate Bonds	42.0
Floating Rate Loan Interests	1.6
Sovereign Bonds	10.1
U.S. Government and Agency Obligations	39.6
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
8

Core-Plus Bond Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (40.5%)
U.S. Government Securities (16.0%)
	United States Treasury Note/Bond	3.875%	4/30/25	1,482	1,451
	United States Treasury Note/Bond	3.875%	1/15/26	328	320
	United States Treasury Note/Bond	2.250%	3/31/26	1,126	1,057
	United States Treasury Note/Bond	3.750%	4/15/26	2,030	1,974
	United States Treasury Note/Bond	3.625%	5/15/26	4,915	4,765
	United States Treasury Note/Bond	0.750%	5/31/26	491	441
	United States Treasury Note/Bond	2.125%	5/31/26	1,061	989
	United States Treasury Note/Bond	4.500%	7/15/26	750	743
	United States Treasury Note/Bond	1.875%	7/31/26	343	316
	United States Treasury Note/Bond	4.375%	8/15/26	4,710	4,651
	United States Treasury Note/Bond	4.125%	10/31/27	1,800	1,762
	United States Treasury Note/Bond	0.625%	11/30/27	3,000	2,543
	United States Treasury Note/Bond	3.875%	11/30/27	1,500	1,454
	United States Treasury Note/Bond	1.250%	5/31/28	1,800	1,546
	United States Treasury Note/Bond	1.250%	6/30/28	3,479	2,979
[1]	United States Treasury Note/Bond	1.000%	7/31/28	3,594	3,031
	United States Treasury Note/Bond	1.250%	9/30/28	3,094	2,629
	United States Treasury Note/Bond	3.250%	6/30/29	1,917	1,781
	United States Treasury Note/Bond	3.500%	4/30/30	406	380
	United States Treasury Note/Bond	3.750%	5/31/30	668	634
[1]	United States Treasury Note/Bond	3.750%	6/30/30	5,495	5,216
	United States Treasury Note/Bond	4.000%	7/31/30	7,642	7,363
	United States Treasury Note/Bond	1.875%	2/15/41	699	451
	United States Treasury Note/Bond	2.250%	5/15/41	908	623
	United States Treasury Note/Bond	2.000%	11/15/41	900	584
	United States Treasury Note/Bond	3.000%	5/15/42	441	337
	United States Treasury Note/Bond	3.250%	5/15/42	2,539	2,024
[2]	United States Treasury Note/Bond	2.750%	8/15/42	2,037	1,492
	United States Treasury Note/Bond	3.375%	8/15/42	3,676	2,980
	United States Treasury Note/Bond	2.750%	11/15/42	347	253
	United States Treasury Note/Bond	3.875%	2/15/43	2,089	1,818
	United States Treasury Note/Bond	3.875%	5/15/43	2,655	2,309
	United States Treasury Note/Bond	2.875%	11/15/46	733	526
	United States Treasury Note/Bond	3.000%	2/15/47	633	465
	United States Treasury Note/Bond	3.000%	5/15/47	713	523
	United States Treasury Note/Bond	2.750%	8/15/47	729	509
	United States Treasury Note/Bond	2.750%	11/15/47	723	504
	United States Treasury Note/Bond	3.000%	2/15/48	950	695
	United States Treasury Note/Bond	3.125%	5/15/48	692	518
9

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United States Treasury Note/Bond	3.000%	8/15/48	869	635
	United States Treasury Note/Bond	3.375%	11/15/48	1,500	1,177
	United States Treasury Note/Bond	2.875%	5/15/49	1,000	713
	United States Treasury Note/Bond	2.375%	11/15/49	1,000	640
	United States Treasury Note/Bond	2.000%	2/15/50	1,900	1,109
	United States Treasury Note/Bond	1.250%	5/15/50	5,304	2,503
	United States Treasury Note/Bond	2.250%	2/15/52	956	587
	United States Treasury Note/Bond	3.000%	8/15/52	1,248	910
	United States Treasury Note/Bond	3.625%	5/15/53	475	393
	United States Treasury Note/Bond	4.125%	8/15/53	146	133
					73,436
Conventional Mortgage-Backed Securities (23.9%)
[3,4]	Freddie Mac Gold Pool	4.000%	6/1/48–7/1/48	518	470
[3,5]	Ginnie Mae II Pool	2.000%	11/20/50–10/15/53	4,755	3,751
[3,5]	Ginnie Mae II Pool	2.500%	5/20/50–10/15/53	6,593	5,252
[3,5,6]	Ginnie Mae II Pool	3.000%	9/20/50–10/15/53	7,165	6,057
[3,5]	Ginnie Mae II Pool	3.500%	2/20/50–10/15/53	2,516	2,203
[3]	Ginnie Mae II Pool	4.000%	6/20/47–2/20/51	1,746	1,600
[3,5]	Ginnie Mae II Pool	4.500%	4/20/48–10/15/53	2,322	2,161
[3,5]	Ginnie Mae II Pool	5.000%	10/15/53	2,000	1,895
[3,5]	Ginnie Mae II Pool	6.000%	10/15/53	1,000	991
[3,4,5]	UMBS Pool	1.500%	10/25/38–7/1/51	2,689	1,989
[3,4,5]	UMBS Pool	2.000%	10/1/35–11/25/53	31,061	24,289
[3,4,5]	UMBS Pool	2.500%	10/1/35–10/25/53	21,808	17,426
[3,4,5]	UMBS Pool	3.000%	12/1/41–11/25/53	1,880	1,601
[3,4,5]	UMBS Pool	3.500%	2/1/46–11/25/53	5,462	4,746
[3,4,5]	UMBS Pool	4.000%	6/1/42–11/25/53	1,231	1,213
[3,4,5]	UMBS Pool	4.500%	10/25/38–11/25/53	9,951	9,405
[3,4]	UMBS Pool	5.000%	12/1/48–9/1/52	2,243	2,136
[3,4,5]	UMBS Pool	5.500%	10/1/52–10/25/53	14,306	13,852
[3,4,5]	UMBS Pool	6.000%	11/1/52–10/25/53	6,451	6,394
[3,4,5]	UMBS Pool	6.500%	10/25/53–11/25/53	2,500	2,510
					109,941
Nonconventional Mortgage-Backed Securities (0.6%)
[3,4]	Fannie Mae REMICS	4.500%	8/25/49	222	209
[3,4]	Freddie Mac REMICS	2.000%	1/25/52	184	86
[3,4]	Freddie Mac REMICS	2.500%	9/25/48–12/25/48	1,845	1,544
[3,4]	Freddie Mac REMICS	4.500%	10/25/44–1/25/47	664	629
[3]	Ginnie Mae REMICS	2.000%	2/20/51	109	86
					2,554
Total U.S. Government and Agency Obligations (Cost $198,932)					185,931
Asset-Backed/Commercial Mortgage-Backed Securities (6.8%)
[3]	Ally Auto Receivables Trust Series 2023-1	5.270%	11/15/28	90	89
[3]	American Express Credit Account Master Trust Series 2023-1	4.870%	5/15/28	1,250	1,233
[3]	AmeriCredit Automobile Receivables Trust Series 2023-2	6.000%	7/18/29	190	189
[3,7]	Avis Budget Rental Car Funding AESOP LLC Series 2021-2A	1.660%	2/20/28	80	70
[3,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-5A	5.780%	4/20/28	170	168
[3,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-7A	5.900%	8/21/28	100	99
10

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,7]	Avis Budget Rental Car Funding AESOP LLC Series 2023-8A	6.020%	2/20/30	100	100
[3]	BA Credit Card Trust Series 2023-A1	4.790%	5/15/28	830	818
[3]	BANK Series 2019-BNK23	2.920%	12/15/52	1,300	1,091
[3,7]	Bank of America Auto Trust Series 2023-1A	5.390%	7/16/29	160	159
[3,7]	Bayview MSR Opportunity Master Fund Trust Series 2021-4	2.500%	10/25/51	223	168
[3]	BBCMS Mortgage Trust Series 2022-C16	4.600%	6/15/55	100	91
[3]	BMW Vehicle Owner Trust Series 2023-A	5.250%	11/26/29	110	109
[3,5,7]	BPR Trust Series 2023-BRK2	7.146%	11/5/28	200	200
[3]	CarMax Auto Owner Trust Series 2023-1	4.650%	1/16/29	70	68
[3]	CarMax Auto Owner Trust Series 2023-3	5.260%	2/15/29	260	259
[3]	CD Mortgage Trust Series 2017-CD4	3.514%	5/10/50	1,130	1,024
[3]	CD Mortgage Trust Series 2018-CD7	5.004%	8/15/51	50	36
[3]	Citigroup Commercial Mortgage Trust Series 2015-GC31	3.762%	6/10/48	1,300	1,210
[3,7]	Citizens Auto Receivables Trust Series 2023-1	5.780%	10/15/30	370	371
[3]	Discover Card Execution Note Trust Series 2023-A2	4.930%	6/15/28	1,140	1,126
[3,7]	DLLAA LLC Series 2023-1A	5.640%	2/22/28	230	229
[3,7]	DLLAA LLC Series 2023-1A	5.730%	10/20/31	130	128
[3,4]	FHLMC Multifamily Structured Pass-Through Certificates Series K752	4.284%	7/25/30	2,300	2,176
[3]	Fifth Third Auto Trust Series 2023-1	5.520%	2/17/31	140	140
[3]	First National Master Note Trust Series 2023-2	5.770%	9/17/29	70	70
[3]	Ford Credit Auto Lease Trust Series 2023-B	6.200%	2/15/27	140	140
[3]	Ford Credit Auto Lease Trust Series 2023-B	6.430%	4/15/27	190	190
[3,7]	Ford Credit Auto Owner Trust Series 2022-1	4.670%	11/15/34	150	142
[3,7]	Ford Credit Auto Owner Trust Series 2023-1	4.850%	8/15/35	350	339
[3,7]	Ford Credit Auto Owner Trust Series 2023-2	5.280%	2/15/36	280	275
[3]	Ford Credit Auto Owner Trust Series 2023-B	5.060%	2/15/29	110	109
[3,7]	GCAT Trust Series 2022-INV1	3.000%	12/25/51	2,171	1,713
[3,7]	GCAT Trust Series 2022-INV3	4.000%	8/25/52	460	393
[3,7]	GCAT Trust Series 2022-INV3	4.500%	8/25/52	324	287
[3]	GM Financial Automobile Leasing Trust Series 2023-3	5.880%	8/20/27	90	90
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-1	5.320%	10/16/28	180	176
[3]	GM Financial Consumer Automobile Receivables Trust Series 2023-3	5.340%	12/18/28	220	219
[3,7]	GMF Floorplan Owner Revolving Trust Series 2023-1	5.340%	6/15/28	410	407
[3,7]	GS Mortgage-Backed Securities Trust Series 2021-PJ7	2.500%	1/25/52	254	191
[3,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ3	3.000%	8/25/52	90	71
[3,7]	GS Mortgage-Backed Securities Trust Series 2022-PJ6	3.000%	1/25/53	2,091	1,650
[3,7]	Hertz Vehicle Financing III LLC Series 2022-1A	2.630%	6/25/26	100	93
[3,7]	Hertz Vehicle Financing III LLC Series 2023-3A	5.940%	2/25/28	100	99
[3,7]	Hertz Vehicle Financing III LLC Series 2023-4A	6.150%	3/25/30	200	199
[3]	Hyundai Auto Receivables Trust Series 2023-B	5.310%	8/15/29	110	110
[3]	John Deere Owner Trust Series 2023-B	5.110%	5/15/30	110	108
[3,7]	JP Morgan Mortgage Trust Series 2021-15	3.000%	6/25/52	1,738	1,376
[3,7]	JP Morgan Mortgage Trust Series 2021-INV4	3.000%	1/25/52	83	66
[3,7]	JP Morgan Mortgage Trust Series 2022-1	3.000%	7/25/52	447	353
[3,7]	JP Morgan Mortgage Trust Series 2022-4	3.000%	10/25/52	136	107
11

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,7]	JP Morgan Mortgage Trust Series 2022-INV1	3.000%	3/25/52	1,772	1,398
[3,7]	Kubota Credit Owner Trust Series 2023-2A	5.230%	6/15/28	100	98
[3,7]	Mello Mortgage Capital Acceptance Series 2021-MTG2	2.500%	6/25/51	92	69
[3]	Mercedes-Benz Auto Receivables Trust Series 2023-1	4.310%	4/16/29	100	97
[3,7]	Morgan Stanley Residential Mortgage Loan Trust Series 2023-1	4.000%	2/25/53	3,667	3,122
[3,7]	Navistar Financial Dealer Note Master Owner Trust II Series 2023-1	6.180%	8/25/28	70	70
[3,7]	New Residential Mortgage Loan Trust Series 2021-INV2	3.000%	9/25/51	544	431
[3,7]	OBX Trust Series 2022-INV5	4.000%	10/25/52	383	327
[3,7]	OBX Trust Series 2022-J2	3.000%	8/25/52	1,022	806
[3,7]	OBX Trust Series 2022-J2	3.500%	8/25/52	1,579	1,296
[3,7]	Palisades Center Trust Series 2016-PLSD	2.713%	4/13/33	250	146
[3,7]	PFS Financing Corp. Series 2023-B	5.270%	5/15/28	130	128
[3,7]	PFS Financing Corp. Series 2023-C	5.520%	10/15/28	100	99
[3,7]	Progress Residential Trust Series 2022-SFR3	3.200%	4/17/39	99	90
[3,7]	Progress Residential Trust Series 2022-SFR5	4.896%	6/17/39	100	95
[3,7]	RCKT Mortgage Trust Series 2021-3	2.500%	7/25/51	235	178
[3,7]	RCKT Mortgage Trust Series 2022-4	3.500%	6/25/52	915	751
[3]	Santander Drive Auto Receivables Trust Series 2023-1	5.090%	5/15/30	70	68
[3,7]	SFS Auto Receivables Securitization Trust Series 2023-1A	5.470%	12/20/29	140	140
[3]	Synchrony Card Funding LLC Series 2023-A1	5.540%	7/15/29	190	190
[3,7]	Tesla Auto Lease Trust Series 2023-A	5.940%	7/20/27	160	159
[3,7]	Tesla Auto Lease Trust Series 2023-B	6.220%	3/22/27	60	60
[3,7]	Toyota Auto Loan Extended Note Trust Series 2022-1A	3.820%	4/25/35	60	56
[3,7]	UWM Mortgage Trust Series 2021-INV3	2.500%	11/25/51	262	199
[3]	Verizon Master Trust Series 2023-4	5.160%	6/20/29	580	576
[3,7]	Verizon Master Trust Series 2023-6	5.350%	9/22/31	140	139
[3]	Volkswagen Auto Loan Enhanced Trust Series 2023-1	5.010%	1/22/30	330	325
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $34,729)					31,437
Corporate Bonds (43.0%)
Communications (3.3%)
[8]	AT&T Inc.	3.550%	11/18/25	400	418
	AT&T Inc.	3.800%	2/15/27	830	780
[8]	AT&T Inc.	1.600%	5/19/28	100	94
	AT&T Inc.	4.350%	3/1/29	4	4
	AT&T Inc.	5.400%	2/15/34	294	275
	AT&T Inc.	4.900%	8/15/37	113	98
	AT&T Inc.	4.300%	12/15/42	150	115
	AT&T Inc.	3.500%	9/15/53	350	216
	AT&T Inc.	3.550%	9/15/55	224	137
	AT&T Inc.	3.800%	12/1/57	323	205
	AT&T Inc.	3.650%	9/15/59	85	52
[7]	Cable One Inc.	4.000%	11/15/30	40	30
[7]	CCO Holdings LLC	5.000%	2/1/28	75	68
[7]	CCO Holdings LLC	6.375%	9/1/29	275	256
[7]	CCO Holdings LLC	4.750%	3/1/30	130	109
	Charter Communications Operating LLC	6.484%	10/23/45	140	122
12

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[9]	CK Hutchison Group Telecom Finance SA	2.000%	10/17/27	200	209
	Comcast Corp.	6.550%	7/1/39	150	157
	Comcast Corp.	3.750%	4/1/40	283	219
	Comcast Corp.	3.450%	2/1/50	73	49
	Comcast Corp.	2.987%	11/1/63	367	203
[7]	Cox Communications Inc.	4.800%	2/1/35	170	147
[7]	CSC Holdings LLC	5.750%	1/15/30	30	17
[7]	CSC Holdings LLC	4.625%	12/1/30	40	21
[7]	CSC Holdings LLC	3.375%	2/15/31	75	51
[7]	Directv Financing LLC	5.875%	8/15/27	278	246
	Discovery Communications LLC	3.950%	3/20/28	113	103
	Discovery Communications LLC	6.350%	6/1/40	259	233
[7]	DISH DBS Corp.	5.250%	12/1/26	110	93
[7]	DISH DBS Corp.	5.750%	12/1/28	55	42
	DISH DBS Corp.	5.125%	6/1/29	75	41
[7]	DISH Network Corp.	11.750%	11/15/27	140	140
[7]	Frontier Communications Holdings LLC	6.000%	1/15/30	75	55
	Interpublic Group of Cos. Inc.	3.375%	3/1/41	140	93
[7]	Level 3 Financing Inc.	3.400%	3/1/27	10	9
[7]	Level 3 Financing Inc.	4.250%	7/1/28	170	106
[7]	Level 3 Financing Inc.	3.875%	11/15/29	55	51
[7]	Level 3 Financing Inc.	10.500%	5/15/30	55	55
	Meta Platforms Inc.	4.600%	5/15/28	1,050	1,026
	Meta Platforms Inc.	5.600%	5/15/53	330	313
	Meta Platforms Inc.	5.750%	5/15/63	270	254
	Netflix Inc.	4.375%	11/15/26	79	76
	Netflix Inc.	4.875%	4/15/28	530	514
[3,8]	Netflix Inc.	3.875%	11/15/29	100	102
[7]	News Corp.	3.875%	5/15/29	320	275
[7]	Nexstar Media Inc.	5.625%	7/15/27	195	174
[7]	Nexstar Media Inc.	4.750%	11/1/28	115	95
	Paramount Global	4.850%	7/1/42	190	128
	Paramount Global	4.375%	3/15/43	110	71
	Paramount Global	4.950%	5/19/50	90	61
	Rogers Communications Inc.	4.550%	3/15/52	120	88
[7]	Scripps Escrow Inc.	5.875%	7/15/27	85	63
[7]	Scripps Escrow II Inc.	5.375%	1/15/31	45	28
	Sprint Capital Corp.	6.875%	11/15/28	190	196
	Sprint Capital Corp.	8.750%	3/15/32	300	347
	Sprint LLC	7.625%	3/1/26	1,410	1,451
	Telefonica Emisiones SA	4.103%	3/8/27	170	160
	Telefonica Emisiones SA	4.665%	3/6/38	300	241
	Time Warner Cable LLC	4.500%	9/15/42	586	406
	T-Mobile USA Inc.	3.375%	4/15/29	100	88
	T-Mobile USA Inc.	5.050%	7/15/33	440	407
	T-Mobile USA Inc.	6.000%	6/15/54	320	305
	T-Mobile USA Inc.	3.600%	11/15/60	137	85
	T-Mobile USA Inc.	5.800%	9/15/62	260	237
[7]	Univision Communications Inc.	8.000%	8/15/28	40	39
[7]	Univision Communications Inc.	7.375%	6/30/30	180	165
[7]	UPC Broadband Finco BV	4.875%	7/15/31	90	73
[7]	UPC Holding BV	5.500%	1/15/28	85	75
	Verizon Communications Inc.	3.400%	3/22/41	190	134
	Verizon Communications Inc.	3.850%	11/1/42	57	42
	Verizon Communications Inc.	4.862%	8/21/46	210	174
13

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Verizon Communications Inc.	5.012%	4/15/49	311	271
[7]	Videotron Ltd.	5.125%	4/15/27	50	47
[7]	Videotron Ltd.	3.625%	6/15/29	130	109
	Vodafone Group plc	6.150%	2/27/37	200	197
[7]	VZ Secured Financing BV	5.000%	1/15/32	80	63
	Walt Disney Co.	4.750%	11/15/46	113	94
	Warnermedia Holdings Inc.	3.755%	3/15/27	460	425
	Warnermedia Holdings Inc.	5.050%	3/15/42	493	381
	Warnermedia Holdings Inc.	5.141%	3/15/52	285	211
	Warnermedia Holdings Inc.	5.391%	3/15/62	135	100
[7]	Zayo Group Holdings Inc.	4.000%	3/1/27	70	52
					15,162
Consumer Discretionary (2.1%)
[7]	1011778 BC ULC	3.875%	1/15/28	85	76
	Amazon.com Inc.	3.875%	8/22/37	70	60
	Amazon.com Inc.	3.950%	4/13/52	140	108
	American Honda Finance Corp.	4.750%	1/12/26	215	212
[8]	American Honda Finance Corp.	3.750%	10/25/27	200	209
[7]	Asbury Automotive Group Inc.	5.000%	2/15/32	150	124
	Bath & Body Works Inc.	7.500%	6/15/29	135	133
[7]	BMW US Capital LLC	2.800%	4/11/26	390	366
[7]	Boyne USA Inc.	4.750%	5/15/29	20	18
[7]	Caesars Entertainment Inc.	7.000%	2/15/30	85	83
[7]	Caesars Resort Collection LLC	5.750%	7/1/25	85	85
[7]	Camelot Return Merger Sub Inc.	8.750%	8/1/28	170	164
[7]	Carnival Corp.	5.750%	3/1/27	80	72
[7]	Carnival Corp.	9.875%	8/1/27	35	37
[7]	Carnival Corp.	4.000%	8/1/28	200	173
[7]	Carnival Corp.	6.000%	5/1/29	20	17
[7]	Carnival Corp.	10.500%	6/1/30	10	10
[7]	Carnival Holdings Bermuda Ltd.	10.375%	5/1/28	45	48
[7]	CDI Escrow Issuer Inc.	5.750%	4/1/30	195	176
[7]	Cedar Fair LP	5.500%	5/1/25	290	284
[7]	Clarios Global LP	8.500%	5/15/27	95	95
[7]	Clarios Global LP	6.750%	5/15/28	7	7
	Dana Inc.	4.500%	2/15/32	95	74
	eBay Inc.	5.900%	11/22/25	125	125
	Ford Motor Co.	9.625%	4/22/30	10	11
	Ford Motor Credit Co. LLC	2.700%	8/10/26	205	183
	Ford Motor Credit Co. LLC	4.950%	5/28/27	75	70
	Ford Motor Credit Co. LLC	6.800%	5/12/28	315	315
	Ford Motor Credit Co. LLC	2.900%	2/10/29	310	255
	Ford Motor Credit Co. LLC	7.200%	6/10/30	75	75
[7]	Garda World Security Corp.	7.750%	2/15/28	170	167
	General Motors Co.	5.200%	4/1/45	170	132
	General Motors Financial Co. Inc.	2.750%	6/20/25	500	471
	General Motors Financial Co. Inc.	6.050%	10/10/25	1,330	1,323
	General Motors Financial Co. Inc.	1.250%	1/8/26	452	404
	General Motors Financial Co. Inc.	1.500%	6/10/26	135	119
[3,8]	General Motors Financial Co. Inc.	4.300%	2/15/29	100	102
	General Motors Financial Co. Inc.	5.850%	4/6/30	250	239
	Goodyear Tire & Rubber Co.	9.500%	5/31/25	15	15
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	120	104
[7]	Hanesbrands Inc.	9.000%	2/15/31	25	24
[7]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	205	183
14

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	Hilton Domestic Operating Co. Inc.	3.750%	5/1/29	55	48
	Home Depot Inc.	5.950%	4/1/41	210	215
	Home Depot Inc.	4.950%	9/15/52	110	98
	Home Depot Inc.	3.500%	9/15/56	110	75
	KB Home	7.250%	7/15/30	115	113
[7]	Lithia Motors Inc.	4.625%	12/15/27	260	237
[7]	Live Nation Entertainment Inc.	6.500%	5/15/27	190	187
	Lowe's Cos. Inc.	4.450%	4/1/62	210	153
[7]	Masonite International Corp.	5.375%	2/1/28	105	98
[7]	Mattel Inc.	5.875%	12/15/27	3	3
[7]	Meritage Homes Corp.	3.875%	4/15/29	40	34
[7]	NCL Corp. Ltd.	5.875%	2/15/27	200	190
[7]	NCL Corp. Ltd.	7.750%	2/15/29	110	102
	Newell Brands Inc.	6.375%	9/15/27	102	97
	Newell Brands Inc.	6.625%	9/15/29	63	60
[7]	Nissan Motor Co. Ltd.	4.810%	9/17/30	25	22
[7]	Ontario Gaming GTA LP	8.000%	8/1/30	40	40
[7]	Royal Caribbean Cruises Ltd.	8.250%	1/15/29	120	124
[7]	Royal Caribbean Cruises Ltd.	9.250%	1/15/29	20	21
[7]	Royal Caribbean Cruises Ltd.	7.250%	1/15/30	18	18
	Sands China Ltd.	5.650%	8/8/28	55	52
	Service Corp. International	4.000%	5/15/31	5	4
[7]	Studio City Co. Ltd.	7.000%	2/15/27	125	118
[3]	Toyota Motor Credit Corp.	3.050%	3/22/27	375	348
[7]	Vail Resorts Inc.	6.250%	5/15/25	145	144
[3,8]	Volkswagen Leasing GmbH	0.375%	7/20/26	300	284
					9,833
Consumer Staples (2.1%)
[7]	Albertsons Cos. Inc.	6.500%	2/15/28	55	54
	Altria Group Inc.	3.400%	2/4/41	155	100
	Altria Group Inc.	3.875%	9/16/46	170	110
	Altria Group Inc.	3.700%	2/4/51	170	105
[3]	Anheuser-Busch Cos. LLC	4.700%	2/1/36	200	183
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	630	611
	Anheuser-Busch InBev Worldwide Inc.	5.450%	1/23/39	150	145
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	429	332
	Anheuser-Busch InBev Worldwide Inc.	4.750%	4/15/58	141	118
	B&G Foods Inc.	5.250%	9/15/27	80	67
[7]	B&G Foods Inc.	8.000%	9/15/28	40	40
	BAT Capital Corp.	3.557%	8/15/27	237	216
	BAT Capital Corp.	7.079%	8/2/43	235	225
	BAT Capital Corp.	4.540%	8/15/47	194	134
[7]	Cargill Inc.	4.750%	4/24/33	220	207
[8]	CK Hutchison Europe Finance 18 Ltd.	1.250%	4/13/25	100	101
	Conagra Brands Inc.	5.300%	10/1/26	285	282
[7]	Coty Inc.	5.000%	4/15/26	10	10
[7]	Coty Inc.	6.625%	7/15/30	30	29
[7]	Energizer Holdings Inc.	4.750%	6/15/28	208	180
[7]	Energizer Holdings Inc.	4.375%	3/31/29	180	150
	Hershey Co.	4.500%	5/4/33	135	127
[7]	Imperial Brands Finance plc	6.125%	7/27/27	200	199
	JBS USA LUX SA	5.750%	4/1/33	260	237
[7]	JBS USA LUX SA	6.750%	3/15/34	240	234
[7]	JBS USA LUX SA	7.250%	11/15/53	175	169
[7]	Kenvue Inc.	5.100%	3/22/43	140	129
15

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Kimberly-Clark de Mexico SAB de CV	3.250%	3/12/25	1,000	959
	Kraft Heinz Foods Co.	3.750%	4/1/30	320	286
	Kroger Co.	4.450%	2/1/47	93	73
[7]	Lamb Weston Holdings Inc.	4.125%	1/31/30	52	44
[7]	Mars Inc.	4.650%	4/20/31	235	223
[7]	Mars Inc.	4.750%	4/20/33	885	836
	PepsiCo Inc.	2.625%	7/29/29	405	355
[7]	Performance Food Group Inc.	5.500%	10/15/27	60	57
[7]	Performance Food Group Inc.	4.250%	8/1/29	20	17
	Philip Morris International Inc.	5.000%	11/17/25	290	287
	Philip Morris International Inc.	5.125%	11/17/27	290	284
	Philip Morris International Inc.	5.625%	11/17/29	225	222
	Philip Morris International Inc.	2.100%	5/1/30	387	308
	Philip Morris International Inc.	5.750%	11/17/32	210	205
	Philip Morris International Inc.	4.500%	3/20/42	106	85
[7]	Post Holdings Inc.	5.500%	12/15/29	70	63
[7]	Post Holdings Inc.	4.625%	4/15/30	125	107
	Target Corp.	2.950%	1/15/52	180	109
[7]	United Natural Foods Inc.	6.750%	10/15/28	67	51
[7]	US Foods Inc.	6.875%	9/15/28	10	10
[7]	US Foods Inc.	7.250%	1/15/32	20	20
	Walmart Inc.	3.950%	6/28/38	200	171
	Walmart Inc.	4.500%	4/15/53	620	534
					9,800
Energy (2.9%)
[7]	Antero Resources Corp.	5.375%	3/1/30	130	120
[7]	Baytex Energy Corp.	8.500%	4/30/30	45	45
	BP Capital Markets America Inc.	2.721%	1/12/32	175	142
	BP Capital Markets America Inc.	3.060%	6/17/41	226	156
[3,8]	BP Capital Markets BV	3.773%	5/12/30	100	102
	Canadian Natural Resources Ltd.	6.250%	3/15/38	63	61
[3]	Canadian Natural Resources Ltd.	4.950%	6/1/47	90	74
	Cheniere Corpus Christi Holdings LLC	3.700%	11/15/29	140	124
	Cheniere Energy Partners LP	4.000%	3/1/31	130	111
	Cheniere Energy Partners LP	3.250%	1/31/32	160	127
[7]	Cheniere Energy Partners LP	5.950%	6/30/33	100	96
[7]	Civitas Resources Inc.	8.750%	7/1/31	90	92
[7]	CNX Resources Corp.	7.375%	1/15/31	45	44
	ConocoPhillips Co.	6.950%	4/15/29	50	54
	ConocoPhillips Co.	3.800%	3/15/52	350	253
	ConocoPhillips Co.	5.300%	5/15/53	305	280
	ConocoPhillips Co.	5.700%	9/15/63	130	124
[7]	Continental Resources Inc.	2.268%	11/15/26	200	177
[7]	CrownRock LP	5.625%	10/15/25	140	138
	DCP Midstream Operating LP	5.625%	7/15/27	240	237
	Devon Energy Corp.	4.750%	5/15/42	113	90
[7]	Diamond Foreign Asset Co.	8.500%	10/1/30	50	50
	Diamondback Energy Inc.	6.250%	3/15/33	220	220
[7]	DT Midstream Inc.	4.125%	6/15/29	270	233
[7]	Earthstone Energy Holdings LLC	9.875%	7/15/31	20	22
	Energy Transfer LP	2.900%	5/15/25	500	475
	Energy Transfer LP	4.400%	3/15/27	415	393
	Energy Transfer LP	5.300%	4/1/44	120	97
	Energy Transfer LP	5.150%	3/15/45	200	160
	Energy Transfer LP	5.400%	10/1/47	339	279
16

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[7]	EnLink Midstream LLC	5.625%	1/15/28	190	180
	Enterprise Products Operating LLC	5.350%	1/31/33	155	152
	Enterprise Products Operating LLC	3.700%	1/31/51	305	215
[7]	EQM Midstream Partners LP	7.500%	6/1/27	80	80
	EQM Midstream Partners LP	5.500%	7/15/28	250	234
[7]	EQM Midstream Partners LP	7.500%	6/1/30	125	126
	Exxon Mobil Corp.	2.995%	8/16/39	339	247
	Exxon Mobil Corp.	3.095%	8/16/49	226	149
[3]	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	1,335	1,033
	Genesis Energy LP	6.500%	10/1/25	48	47
	Hess Corp.	7.300%	8/15/31	15	16
[3]	KazMunayGas National Co. JSC	5.375%	4/24/30	1,000	911
	Kinder Morgan Inc.	4.800%	2/1/33	125	113
	MPLX LP	4.500%	4/15/38	200	162
	MPLX LP	4.950%	3/14/52	50	39
	MPLX LP	5.650%	3/1/53	49	42
	Occidental Petroleum Corp.	5.500%	12/1/25	140	138
	Occidental Petroleum Corp.	6.375%	9/1/28	197	199
	Occidental Petroleum Corp.	6.625%	9/1/30	89	90
	Occidental Petroleum Corp.	7.500%	5/1/31	70	74
	Occidental Petroleum Corp.	6.600%	3/15/46	45	44
	ONEOK Inc.	5.550%	11/1/26	210	209
	ONEOK Inc.	5.650%	11/1/28	210	207
	Ovintiv Inc.	5.650%	5/15/25	420	418
[7]	Permian Resources Operating LLC	7.750%	2/15/26	110	111
[7]	Permian Resources Operating LLC	6.875%	4/1/27	40	39
[7]	Permian Resources Operating LLC	5.875%	7/1/29	180	169
	Pioneer Natural Resources Co.	2.150%	1/15/31	310	245
	Sabine Pass Liquefaction LLC	5.875%	6/30/26	280	279
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	700	642
[7]	Seadrill Finance Ltd.	8.375%	8/1/30	20	20
	Shell International Finance BV	2.750%	4/6/30	300	258
	Suncor Energy Inc.	4.000%	11/15/47	147	104
[7]	Sunoco LP	7.000%	9/15/28	115	113
	Targa Resources Partners LP	6.875%	1/15/29	45	45
	Targa Resources Partners LP	4.875%	2/1/31	100	89
[7]	Transocean Inc.	8.750%	2/15/30	48	49
[7]	Transocean Titan Financing Ltd.	8.375%	2/1/28	170	173
[7]	Valaris Ltd.	8.375%	4/30/30	173	173
	Valero Energy Corp.	3.650%	12/1/51	100	64
[7]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	200	168
[7]	Venture Global Calcasieu Pass LLC	6.250%	1/15/30	35	33
[7]	Venture Global LNG Inc.	8.125%	6/1/28	40	40
[7]	Venture Global LNG Inc.	8.375%	6/1/31	155	153
	Western Midstream Operating LP	4.500%	3/1/28	235	218
	Western Midstream Operating LP	4.750%	8/15/28	236	221
	Williams Cos. Inc.	4.650%	8/15/32	150	136
					13,243
Financials (15.0%)
[3,8]	ABN AMRO Bank NV	5.125%	2/22/33	100	103
	AerCap Ireland Capital DAC	3.500%	1/15/25	565	545
	AerCap Ireland Capital DAC	2.450%	10/29/26	150	134
	AerCap Ireland Capital DAC	6.100%	1/15/27	1,360	1,354
	AerCap Ireland Capital DAC	5.750%	6/6/28	400	392
	AerCap Ireland Capital DAC	3.850%	10/29/41	300	212
17

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Aflac Inc.	4.750%	1/15/49	100	84
	Allstate Corp.	5.250%	3/30/33	350	330
	Ally Financial Inc.	6.992%	6/13/29	360	352
	American Express Co.	3.950%	8/1/25	1,000	967
	American Express Co.	5.850%	11/5/27	500	503
	American Express Co.	5.625%	7/28/34	280	265
	Aon Corp.	5.350%	2/28/33	370	354
[7]	Athene Global Funding	1.985%	8/19/28	750	612
[9]	Aviva plc	6.125%	11/14/36	100	121
[3,8]	Banco Bilbao Vizcaya Argentaria SA	2.575%	2/22/29	100	105
	Banco Santander SA	6.921%	8/8/33	200	191
[3]	Bank of America Corp.	4.948%	7/22/28	40	38
[3]	Bank of America Corp.	3.970%	3/5/29	300	275
[3]	Bank of America Corp.	2.972%	2/4/33	570	450
	Bank of America Corp.	5.288%	4/25/34	200	186
[3]	Bank of America Corp.	4.078%	4/23/40	340	268
[3]	Bank of America Corp.	2.831%	10/24/51	100	59
	Bank of America Corp.	2.972%	7/21/52	275	166
	Bank of America NA	5.650%	8/18/25	600	599
	Bank of America NA	5.526%	8/18/26	1,100	1,094
	Bank of New York Mellon Corp.	4.414%	7/24/26	300	291
	Bank of New York Mellon Corp.	4.947%	4/26/27	1,800	1,757
[3]	Bank of New York Mellon Corp.	5.802%	10/25/28	450	449
	Bank of New York Mellon Corp.	4.706%	2/1/34	300	270
[3]	Bank of Nova Scotia	3.450%	4/11/25	440	424
	Bank of Nova Scotia	4.750%	2/2/26	500	488
[3,8]	Banque Federative du Credit Mutuel SA	4.125%	3/13/29	100	105
	Barclays plc	5.304%	8/9/26	200	196
	Barclays plc	4.836%	5/9/28	500	456
	Barclays plc	5.501%	8/9/28	250	240
	Barclays plc	7.385%	11/2/28	200	205
	Barclays plc	7.119%	6/27/34	570	550
	Berkshire Hathaway Finance Corp.	3.850%	3/15/52	400	299
[7]	Blackstone Holdings Finance Co. LLC	2.000%	1/30/32	75	55
[3,8]	Blackstone Property Partners Europe Holdings Sarl	2.200%	7/24/25	100	99
[3,8]	Blackstone Property Partners Europe Holdings Sarl	1.250%	4/26/27	100	88
[7]	BNP Paribas SA	5.335%	6/12/29	500	486
	Canadian Imperial Bank of Commerce	5.144%	4/28/25	620	612
	Capital One Financial Corp.	3.750%	7/28/26	250	232
	Capital One Financial Corp.	3.750%	3/9/27	140	128
	Capital One Financial Corp.	5.468%	2/1/29	140	133
	Capital One Financial Corp.	6.312%	6/8/29	290	283
	Capital One Financial Corp.	5.817%	2/1/34	400	362
	Charles Schwab Corp.	2.450%	3/3/27	215	192
	Charles Schwab Corp.	5.853%	5/19/34	100	95
	Chubb INA Holdings Inc.	1.375%	9/15/30	200	153
	Chubb INA Holdings Inc.	4.350%	11/3/45	100	82
	Citigroup Inc.	2.014%	1/25/26	500	472
	Citigroup Inc.	2.561%	5/1/32	415	321
	Citigroup Inc.	6.270%	11/17/33	200	199
	Citigroup Inc.	6.174%	5/25/34	470	451
	Citigroup Inc.	4.650%	7/30/45	145	116
	Citigroup Inc.	4.650%	7/23/48	40	32
	Commonwealth Bank of Australia	5.079%	1/10/25	250	248
18

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Commonwealth Bank of Australia	5.316%	3/13/26	400	398
	Corebridge Financial Inc.	3.500%	4/4/25	100	96
	Corebridge Financial Inc.	3.650%	4/5/27	150	139
	Corebridge Financial Inc.	3.850%	4/5/29	330	296
	Corebridge Financial Inc.	3.900%	4/5/32	200	168
	Corebridge Financial Inc.	4.350%	4/5/42	190	143
	Corebridge Financial Inc.	4.400%	4/5/52	300	219
[8]	Credit Agricole Assurances SA	4.250%	Perpetual	100	103
	Credit Suisse AG	4.750%	8/9/24	600	592
[3,8]	Credit Suisse AG	0.250%	1/5/26	100	96
	Credit Suisse AG	5.000%	7/9/27	300	288
[3,8]	Danske Bank A/S	2.500%	6/21/29	100	104
	Deutsche Bank AG	7.146%	7/13/27	490	493
	Deutsche Bank AG	6.720%	1/18/29	150	149
	Deutsche Bank AG	7.079%	2/10/34	240	217
	Equitable Holdings Inc.	5.594%	1/11/33	510	483
	Equitable Holdings Inc.	5.000%	4/20/48	150	120
	Fifth Third Bancorp	6.339%	7/27/29	490	484
	Fifth Third Bancorp	4.337%	4/25/33	300	254
[3]	Fifth Third Bank NA	3.950%	7/28/25	500	480
[7]	Five Corners Funding Trust IV	5.997%	2/15/53	220	208
	GATX Corp.	3.500%	6/1/32	300	244
[7]	Global Atlantic Fin Co.	7.950%	6/15/33	360	346
	Goldman Sachs Group Inc.	5.700%	11/1/24	380	379
[8]	Goldman Sachs Group Inc.	3.375%	3/27/25	200	209
[3,9]	Goldman Sachs Group Inc.	7.250%	4/10/28	100	127
	Goldman Sachs Group Inc.	6.750%	10/1/37	510	516
[3]	Goldman Sachs Group Inc.	4.411%	4/23/39	300	246
	Goldman Sachs Group Inc.	2.908%	7/21/42	225	145
[3]	Goldman Sachs Group Inc.	4.800%	7/8/44	140	116
	Goldman Sachs Group Inc.	4.750%	10/21/45	144	121
[7]	Greystar Real Estate Partners LLC	7.750%	9/1/30	25	25
	HSBC Holdings plc	2.999%	3/10/26	600	572
[3,9]	HSBC Holdings plc	1.750%	7/24/27	200	215
	HSBC Holdings plc	6.161%	3/9/29	200	198
	HSBC Holdings plc	6.547%	6/20/34	300	286
	HSBC Holdings plc	6.332%	3/9/44	300	288
	HSBC USA Inc.	5.625%	3/17/25	500	497
	Huntington Bancshares Inc.	6.208%	8/21/29	600	587
	Huntington Bancshares Inc.	5.023%	5/17/33	593	522
	Intercontinental Exchange Inc.	4.950%	6/15/52	100	87
	Intercontinental Exchange Inc.	3.000%	9/15/60	100	57
	Intercontinental Exchange Inc.	5.200%	6/15/62	20	17
[8]	JAB Holdings BV	1.000%	12/20/27	100	93
	JPMorgan Chase & Co.	0.969%	6/23/25	750	720
	JPMorgan Chase & Co.	1.953%	2/4/32	300	227
	JPMorgan Chase & Co.	2.580%	4/22/32	245	193
	JPMorgan Chase & Co.	6.400%	5/15/38	200	208
[3]	JPMorgan Chase & Co.	3.109%	4/22/41	420	291
	JPMorgan Chase & Co.	5.600%	7/15/41	30	29
	JPMorgan Chase & Co.	3.157%	4/22/42	315	216
[3]	JPMorgan Chase & Co.	3.109%	4/22/51	170	105
	JPMorgan Chase & Co.	3.328%	4/22/52	30	19
[3]	KeyBank NA	4.150%	8/8/25	100	94
	KeyBank NA	5.000%	1/26/33	50	42
19

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Lloyds Banking Group plc	4.716%	8/11/26	200	195
	Lloyds Banking Group plc	5.871%	3/6/29	100	98
	M&T Bank Corp.	5.053%	1/27/34	390	338
	Manufacturers & Traders Trust Co.	4.650%	1/27/26	480	458
	Manufacturers & Traders Trust Co.	4.700%	1/27/28	230	212
	Marsh & McLennan Cos. Inc.	4.900%	3/15/49	100	87
	Marsh & McLennan Cos. Inc.	2.900%	12/15/51	225	135
	Marsh & McLennan Cos. Inc.	5.700%	9/15/53	360	348
	MetLife Inc.	4.875%	11/13/43	100	86
	MetLife Inc.	5.000%	7/15/52	100	86
	MetLife Inc.	5.250%	1/15/54	100	89
	Mitsubishi UFJ Financial Group Inc.	5.541%	4/17/26	500	495
	Mitsubishi UFJ Financial Group Inc.	5.242%	4/19/29	300	292
	Mizuho Financial Group Inc.	5.778%	7/6/29	280	276
[3]	Morgan Stanley	4.000%	7/23/25	300	290
	Morgan Stanley	5.000%	11/24/25	250	245
	Morgan Stanley	5.050%	1/28/27	1,010	991
	Morgan Stanley	3.950%	4/23/27	250	232
	Morgan Stanley	1.593%	5/4/27	475	423
[8]	Morgan Stanley	0.406%	10/29/27	100	93
	Morgan Stanley	5.123%	2/1/29	200	193
[3]	Morgan Stanley	5.164%	4/20/29	200	192
	Morgan Stanley	5.449%	7/20/29	340	331
[3]	Morgan Stanley	5.250%	4/21/34	210	195
[3]	Morgan Stanley	5.424%	7/21/34	100	94
	Morgan Stanley	5.948%	1/19/38	610	571
[3]	Morgan Stanley	3.971%	7/22/38	175	138
[3]	Morgan Stanley	4.457%	4/22/39	140	117
	Morgan Stanley	4.300%	1/27/45	180	142
[3]	Morgan Stanley	2.802%	1/25/52	50	29
[3]	Morgan Stanley Bank NA	4.754%	4/21/26	800	781
	Nasdaq Inc.	5.650%	6/28/25	120	120
	Nasdaq Inc.	5.350%	6/28/28	600	589
	Nasdaq Inc.	3.950%	3/7/52	45	31
	Nasdaq Inc.	5.950%	8/15/53	300	280
[3,8]	Nationwide Building Society	2.000%	7/25/29	100	102
[3,8]	NatWest Group plc	1.750%	3/2/26	100	101
[3]	NatWest Group plc	4.892%	5/18/29	200	187
	Navient Corp.	9.375%	7/25/30	40	39
[7]	New York Life Global Funding	4.850%	1/9/28	500	488
[3,9]	NIBC Bank NV	3.125%	11/15/23	500	607
	Nomura Holdings Inc.	2.679%	7/16/30	200	158
	Nomura Holdings Inc.	6.087%	7/12/33	200	195
	Northern Trust Corp.	4.000%	5/10/27	250	236
	OneMain Finance Corp.	3.500%	1/15/27	65	56
[9]	Pension Insurance Corp. plc	6.500%	7/3/24	100	121
[7]	Penske Truck Leasing Co. LP	4.000%	7/15/25	170	163
[7]	Penske Truck Leasing Co. LP	6.050%	8/1/28	245	242
[7]	Penske Truck Leasing Co. LP	6.200%	6/15/30	94	93
[9]	Phoenix Group Holdings plc	6.625%	12/18/25	100	122
	PNC Financial Services Group Inc.	5.068%	1/24/34	525	476
	PNC Financial Services Group Inc.	5.939%	8/18/34	120	115
	Principal Financial Group Inc.	5.500%	3/15/53	391	343
	Progressive Corp.	2.500%	3/15/27	200	181
	Progressive Corp.	4.950%	6/15/33	150	143
20

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Prudential Financial Inc.	3.935%	12/7/49	250	180
[3]	Prudential Financial Inc.	3.700%	3/13/51	110	76
	RenaissanceRe Holdings Ltd.	5.750%	6/5/33	200	188
[9]	Rothesay Life plc	8.000%	10/30/25	100	123
[3]	Royal Bank of Canada	3.970%	7/26/24	500	492
[3]	Royal Bank of Canada	4.950%	4/25/25	2,200	2,167
[3]	Royal Bank of Canada	6.000%	11/1/27	500	504
	Santander Holdings USA Inc.	6.499%	3/9/29	640	624
	Santander UK Group Holdings plc	6.833%	11/21/26	500	503
	Santander UK Group Holdings plc	6.534%	1/10/29	500	495
	State Street Corp.	4.857%	1/26/26	110	108
	State Street Corp.	5.820%	11/4/28	300	300
	Sumitomo Mitsui Financial Group Inc.	5.880%	7/13/26	720	719
	Sumitomo Mitsui Financial Group Inc.	5.520%	1/13/28	400	394
	Sumitomo Mitsui Financial Group Inc.	6.184%	7/13/43	550	526
[7]	Sumitomo Mitsui Trust Bank Ltd.	5.650%	3/9/26	500	498
	Synovus Bank	5.625%	2/15/28	250	225
	Toronto-Dominion Bank	3.766%	6/6/25	400	387
[3]	Toronto-Dominion Bank	5.532%	7/17/26	490	486
[3]	Truist Financial Corp.	5.122%	1/26/34	240	215
[3]	Truist Financial Corp.	5.867%	6/8/34	240	226
	UBS AG	5.800%	9/11/25	4,000	3,984
	UBS AG	5.650%	9/11/28	500	492
	UBS Group AG	3.750%	3/26/25	100	96
	UBS Group AG	4.550%	4/17/26	400	384
[7]	UBS Group AG	4.703%	8/5/27	1,000	959
[7]	UBS Group AG	4.282%	1/9/28	300	276
[3]	US Bancorp	4.548%	7/22/28	500	470
	US Bancorp	5.850%	10/21/33	200	189
	US Bancorp	4.839%	2/1/34	100	88
	US Bancorp	5.836%	6/12/34	240	226
[8]	Visa Inc.	1.500%	6/15/26	200	199
[3]	Wells Fargo & Co.	2.164%	2/11/26	300	283
[3]	Wells Fargo & Co.	2.393%	6/2/28	400	351
[3]	Wells Fargo & Co.	4.808%	7/25/28	220	210
[3]	Wells Fargo & Co.	5.574%	7/25/29	580	566
[3]	Wells Fargo & Co.	3.350%	3/2/33	200	161
	Wells Fargo & Co.	5.389%	4/24/34	400	375
[3]	Wells Fargo & Co.	5.557%	7/25/34	370	351
[3]	Wells Fargo & Co.	3.068%	4/30/41	175	117
	Wells Fargo & Co.	5.375%	11/2/43	155	134
[3]	Wells Fargo & Co.	4.611%	4/25/53	50	39
[3]	Wells Fargo Bank NA	5.550%	8/1/25	500	498
[3]	Wells Fargo Bank NA	5.450%	8/7/26	500	498
	Westpac Banking Corp.	1.953%	11/20/28	200	169
	Willis North America Inc.	2.950%	9/15/29	904	771
					68,657
Health Care (3.6%)
	AbbVie Inc.	4.050%	11/21/39	702	573
[3]	AdventHealth Obligated Group	2.795%	11/15/51	350	209
[7]	Alcon Finance Corp.	3.800%	9/23/49	200	142
	Amgen Inc.	5.150%	3/2/28	1,060	1,042
	Amgen Inc.	2.450%	2/21/30	260	215
	Amgen Inc.	4.950%	10/1/41	450	391
	Amgen Inc.	5.600%	3/2/43	195	181
21

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Amgen Inc.	4.400%	5/1/45	190	150
	Amgen Inc.	5.650%	3/2/53	145	135
	Amgen Inc.	5.750%	3/2/63	115	106
	AstraZeneca plc	4.000%	9/18/42	260	211
	AstraZeneca plc	4.375%	8/17/48	311	261
[7]	Bausch & Lomb Escrow Corp.	8.375%	10/1/28	30	30
	Baxter International Inc.	2.272%	12/1/28	375	316
	Baxter International Inc.	2.539%	2/1/32	190	147
	Baxter International Inc.	3.132%	12/1/51	125	74
	Becton Dickinson & Co.	4.693%	2/13/28	180	174
[3]	Beth Israel Lahey Health Inc.	3.080%	7/1/51	240	136
	Bristol-Myers Squibb Co.	2.350%	11/13/40	254	161
	Bristol-Myers Squibb Co.	2.550%	11/13/50	180	103
[7]	Catalent Pharma Solutions Inc.	3.125%	2/15/29	100	82
[7]	Catalent Pharma Solutions Inc.	3.500%	4/1/30	125	103
	Cencora Inc.	4.300%	12/15/47	300	232
	Centene Corp.	2.450%	7/15/28	210	177
	Centene Corp.	3.000%	10/15/30	180	145
	Cigna Group	4.800%	8/15/38	100	88
[3]	CommonSpirit Health	4.350%	11/1/42	300	242
[7]	Community Health Systems Inc.	8.000%	3/15/26	180	172
	CVS Health Corp.	4.300%	3/25/28	574	543
	CVS Health Corp.	5.125%	2/21/30	365	351
	CVS Health Corp.	1.750%	8/21/30	476	366
	CVS Health Corp.	5.875%	6/1/53	32	30
	CVS Health Corp.	6.000%	6/1/63	160	147
[7]	DaVita Inc.	3.750%	2/15/31	40	30
	Elevance Health Inc.	3.650%	12/1/27	315	292
	Elevance Health Inc.	3.125%	5/15/50	135	85
	Elevance Health Inc.	6.100%	10/15/52	210	210
[7]	Fortrea Holdings Inc.	7.500%	7/1/30	60	59
	GE HealthCare Technologies Inc.	5.600%	11/15/25	370	368
	GE HealthCare Technologies Inc.	5.857%	3/15/30	275	273
	GE HealthCare Technologies Inc.	5.905%	11/22/32	175	174
	GE HealthCare Technologies Inc.	6.377%	11/22/52	100	101
	Gilead Sciences Inc.	4.150%	3/1/47	110	87
	HCA Inc.	3.625%	3/15/32	385	319
[7]	IQVIA Inc.	6.500%	5/15/30	95	93
[5,7]	LifePoint Health Inc.	11.000%	10/15/30	35	35
[7]	Medline Borrower LP	3.875%	4/1/29	38	32
	Merck & Co. Inc.	4.000%	3/7/49	70	55
	Merck & Co. Inc.	5.150%	5/17/63	265	242
[7]	Owens & Minor Inc.	6.625%	4/1/30	15	13
	Pfizer Investment Enterprises Pte. Ltd.	4.450%	5/19/26	3,060	2,988
	Pfizer Investment Enterprises Pte. Ltd.	4.650%	5/19/30	945	904
	Pfizer Investment Enterprises Pte. Ltd.	5.110%	5/19/43	430	395
	Pfizer Investment Enterprises Pte. Ltd.	5.340%	5/19/63	280	256
[7]	Star Parent Inc.	9.000%	10/1/30	57	58
	Takeda Pharmaceutical Co. Ltd.	3.375%	7/9/60	200	122
	Tenet Healthcare Corp.	6.250%	2/1/27	130	126
	Tenet Healthcare Corp.	6.125%	10/1/28	70	66
	Tenet Healthcare Corp.	4.250%	6/1/29	60	52
[7]	Tenet Healthcare Corp.	6.750%	5/15/31	95	92
	Teva Pharmaceutical Finance Netherlands III BV	5.125%	5/9/29	45	41
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	55	56
22

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	75	77
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	29	18
	Thermo Fisher Scientific Inc.	4.950%	11/21/32	370	355
	Thermo Fisher Scientific Inc.	2.800%	10/15/41	110	74
	UnitedHealth Group Inc.	5.250%	2/15/28	100	100
	UnitedHealth Group Inc.	2.750%	5/15/40	315	214
	UnitedHealth Group Inc.	6.050%	2/15/63	200	203
	Zoetis Inc.	5.400%	11/14/25	425	423
	Zoetis Inc.	4.700%	2/1/43	105	90
	Zoetis Inc.	3.950%	9/12/47	110	83
					16,696
Industrials (3.1%)
[7]	Advanced Drainage Systems Inc.	6.375%	6/15/30	75	72
[7]	Air Canada	3.875%	8/15/26	200	182
[7]	Allison Transmission Inc.	4.750%	10/1/27	155	143
[7]	American Airlines Inc.	7.250%	2/15/28	44	42
[7]	American Builders & Contractors Supply Co. Inc.	4.000%	1/15/28	185	164
[7]	BAE Systems plc	3.000%	9/15/50	640	391
	Boeing Co.	5.150%	5/1/30	254	243
	Boeing Co.	5.705%	5/1/40	203	187
	Boeing Co.	5.930%	5/1/60	230	207
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	450	446
	Burlington Northern Santa Fe LLC	5.200%	4/15/54	220	201
	Canadian National Railway Co.	4.400%	8/5/52	380	314
	Canadian Pacific Railway Co.	4.800%	8/1/45	235	198
[7]	Chart Industries Inc.	7.500%	1/1/30	25	25
[7]	Chart Industries Inc.	9.500%	1/1/31	15	16
[7]	Clean Harbors Inc.	4.875%	7/15/27	75	71
[7]	Clean Harbors Inc.	6.375%	2/1/31	50	49
	CSX Corp.	3.800%	11/1/46	283	206
[7]	Daimler Truck Finance North America LLC	1.125%	12/14/23	375	371
[7]	Daimler Truck Finance North America LLC	5.400%	9/20/28	160	157
[7]	Daimler Truck Finance North America LLC	5.500%	9/20/33	150	142
[7]	Delta Air Lines Inc.	4.750%	10/20/28	881	838
[7]	Emerald Debt Merger Sub LLC	6.625%	12/15/30	75	72
[7]	ERAC USA Finance LLC	4.600%	5/1/28	180	173
[7]	ERAC USA Finance LLC	7.000%	10/15/37	300	324
	FedEx Corp.	4.550%	4/1/46	30	24
	FedEx Corp.	4.050%	2/15/48	30	22
[7]	Gates Global LLC	6.250%	1/15/26	33	32
	General Dynamics Corp.	3.750%	5/15/28	236	222
	General Dynamics Corp.	2.850%	6/1/41	226	155
[3,9]	Heathrow Funding Ltd.	6.750%	12/3/26	100	124
[8]	Honeywell International Inc.	3.500%	5/17/27	265	276
	Honeywell International Inc.	5.700%	3/15/37	350	354
	Ingersoll Rand Inc.	5.400%	8/14/28	200	197
	Jacobs Engineering Group Inc.	5.900%	3/1/33	190	180
[10]	Kazakhstan Temir Zholy National Co. JSC	3.250%	12/5/23	350	371
	L3Harris Technologies Inc.	5.400%	7/31/33	195	187
	Lockheed Martin Corp.	3.600%	3/1/35	113	95
	Lockheed Martin Corp.	4.700%	5/15/46	110	96
	Lockheed Martin Corp.	4.300%	6/15/62	170	133
[7]	Mileage Plus Holdings LLC	6.500%	6/20/27	1,183	1,174
	Norfolk Southern Corp.	4.550%	6/1/53	144	116
23

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Parker-Hannifin Corp.	3.650%	6/15/24	440	433
	Parker-Hannifin Corp.	3.250%	6/14/29	500	444
[7]	Regal Rexnord Corp.	6.050%	4/15/28	105	102
[7]	Regal Rexnord Corp.	6.400%	4/15/33	120	116
	Republic Services Inc.	5.000%	4/1/34	180	170
[7]	Ritchie Bros Holdings Inc.	6.750%	3/15/28	25	25
[7]	Ritchie Bros Holdings Inc.	7.750%	3/15/31	25	25
	Rockwell Automation Inc.	2.800%	8/15/61	158	91
[7]	Roller Bearing Co. of America Inc.	4.375%	10/15/29	105	91
[7]	Rolls-Royce plc	3.625%	10/14/25	180	170
	RTX Corp.	5.150%	2/27/33	260	246
	RTX Corp.	5.400%	5/1/35	430	411
	RTX Corp.	5.375%	2/27/53	240	217
[7]	Siemens Financieringsmaatschappij NV	2.875%	3/11/41	620	433
[7]	Spirit AeroSystems Inc.	7.500%	4/15/25	18	18
	Spirit AeroSystems Inc.	4.600%	6/15/28	35	27
[7]	Spirit AeroSystems Inc.	9.375%	11/30/29	74	75
[7]	TopBuild Corp.	3.625%	3/15/29	135	115
[7]	TopBuild Corp.	4.125%	2/15/32	35	28
[7]	TransDigm Inc.	6.250%	3/15/26	130	128
[7]	TransDigm Inc.	6.750%	8/15/28	300	296
[7]	TransDigm Inc.	6.875%	12/15/30	75	74
[7]	Triumph Group Inc.	9.000%	3/15/28	86	85
	Union Pacific Corp.	3.839%	3/20/60	170	119
	Union Pacific Corp.	3.850%	2/14/72	200	136
[7]	United Airlines Inc.	4.375%	4/15/26	260	241
[3]	United Airlines Pass-Through Trust Class A Series 2020-1	5.875%	10/15/27	61	61
	United Parcel Service Inc.	6.200%	1/15/38	440	470
[7]	Veralto Corp.	5.450%	9/18/33	190	184
[7]	WESCO Distribution Inc.	7.250%	6/15/28	5	5
					14,028
Materials (2.5%)
	Air Products and Chemicals Inc.	2.800%	5/15/50	113	71
	Albemarle Corp.	4.650%	6/1/27	100	96
[7]	Ardagh Metal Packaging Finance USA LLC	4.000%	9/1/29	90	70
[7]	Arsenal AIC Parent LLC	8.000%	10/1/30	45	45
[7]	ASP Unifrax Holdings Inc.	5.250%	9/30/28	20	14
[7]	Avient Corp.	7.125%	8/1/30	125	123
[7]	Axalta Coating Systems LLC	4.750%	6/15/27	180	167
	Ball Corp.	6.875%	3/15/28	80	80
	Ball Corp.	6.000%	6/15/29	60	58
	Ball Corp.	2.875%	8/15/30	70	55
	Ball Corp.	3.125%	9/15/31	90	71
	BHP Billiton Finance USA Ltd.	4.875%	2/27/26	835	823
	BHP Billiton Finance USA Ltd.	4.750%	2/28/28	985	959
[7]	Big River Steel LLC	6.625%	1/31/29	190	188
[3]	Braskem Netherlands Finance BV	4.500%	1/31/30	200	163
[7]	Braskem Netherlands Finance BV	8.500%	1/12/31	820	812
[7]	Canpack SA	3.875%	11/15/29	245	200
[7]	Chemours Co.	5.750%	11/15/28	10	9
[7]	Chemours Co.	4.625%	11/15/29	250	201
[7]	Cleveland-Cliffs Inc.	6.750%	3/15/26	230	230
[7]	Element Solutions Inc.	3.875%	9/1/28	270	233
	FMC Corp.	5.150%	5/18/26	165	160
24

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FMC Corp.	6.375%	5/18/53	220	193
[3]	Freeport Indonesia PT	4.763%	4/14/27	500	476
	Freeport-McMoRan Inc.	4.250%	3/1/30	260	230
[7]	Georgia-Pacific LLC	2.300%	4/30/30	250	203
[7]	Glencore Funding LLC	4.000%	3/27/27	339	318
[7]	Hudbay Minerals Inc.	4.500%	4/1/26	190	177
[7]	Ingevity Corp.	3.875%	11/1/28	20	16
[3]	Inversiones CMPC SA	4.750%	9/15/24	200	198
[7]	Kaiser Aluminum Corp.	4.500%	6/1/31	155	122
	LYB International Finance III LLC	3.375%	10/1/40	339	231
[7]	Novelis Corp.	4.750%	1/30/30	126	109
[7]	Novelis Corp.	3.875%	8/15/31	152	121
	Nucor Corp.	3.125%	4/1/32	260	214
	Nucor Corp.	4.400%	5/1/48	110	86
	Nucor Corp.	3.850%	4/1/52	100	71
	Nutrien Ltd.	5.900%	11/7/24	50	50
	Nutrien Ltd.	5.950%	11/7/25	125	125
	Nutrien Ltd.	5.800%	3/27/53	155	142
[7]	Olympus Water US Holding Corp.	4.250%	10/1/28	111	90
[7]	Olympus Water US Holding Corp.	9.750%	11/15/28	175	175
[7]	Olympus Water US Holding Corp.	6.250%	10/1/29	40	31
[7]	Owens-Brockway Glass Container Inc.	7.250%	5/15/31	30	29
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	410	383
[7]	Sealed Air Corp.	6.125%	2/1/28	95	92
[7]	Sealed Air Corp.	5.000%	4/15/29	35	32
	Sherwin-Williams Co.	2.950%	8/15/29	55	48
	Sherwin-Williams Co.	2.200%	3/15/32	95	73
	Sherwin-Williams Co.	3.300%	5/15/50	100	63
[7]	SNF Group SACA	3.125%	3/15/27	55	49
[7]	SNF Group SACA	3.375%	3/15/30	255	206
	Vale Overseas Ltd.	6.125%	6/12/33	2,250	2,172
[7]	WR Grace Holdings LLC	5.625%	8/15/29	25	20
[7]	WR Grace Holdings LLC	7.375%	3/1/31	35	34
					11,407
Real Estate (1.3%)
[3,9]	Akelius Residential Property AB	2.375%	8/15/25	100	112
	Alexandria Real Estate Equities Inc.	4.750%	4/15/35	175	154
	Alexandria Real Estate Equities Inc.	3.000%	5/18/51	325	183
	Alexandria Real Estate Equities Inc.	5.150%	4/15/53	175	146
[8]	American Tower Corp.	0.450%	1/15/27	150	139
[3,8]	Aroundtown SA	1.625%	Perpetual	100	35
[8]	ATF Netherlands BV	7.078%	Perpetual	100	51
	Boston Properties LP	2.550%	4/1/32	78	56
	Brixmor Operating Partnership LP	2.250%	4/1/28	815	687
	Camden Property Trust	3.350%	11/1/49	170	112
	Corporate Office Properties LP	2.250%	3/15/26	545	491
	Corporate Office Properties LP	2.000%	1/15/29	365	285
[8]	Digital Dutch Finco BV	0.625%	7/15/25	100	98
[8]	Digital Euro Finco LLC	2.625%	4/15/24	100	104
	ERP Operating LP	4.500%	7/1/44	230	182
	Extra Space Storage LP	5.500%	7/1/30	130	126
	Extra Space Storage LP	2.400%	10/15/31	140	107
	Healthpeak OP LLC	5.250%	12/15/32	305	283
[3,8]	Heimstaden Bostad AB	1.125%	1/21/26	200	180
	Kimco Realty OP LLC	4.250%	4/1/45	75	54
25

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kimco Realty OP LLC	3.700%	10/1/49	110	72
[7]	Ladder Capital Finance Holdings LLLP	4.750%	6/15/29	95	77
[3,8]	Logicor Financing Sarl	0.750%	7/15/24	100	102
	MPT Operating Partnership LP	3.500%	3/15/31	170	106
	NNN REIT Inc.	5.600%	10/15/33	240	226
	Prologis LP	1.750%	2/1/31	100	77
	Prologis LP	4.625%	1/15/33	100	92
	Prologis LP	5.250%	6/15/53	402	360
	Public Storage Operating Co.	5.350%	8/1/53	240	219
[3,9]	Realty Income Corp.	1.875%	1/14/27	100	107
	Realty Income Corp.	4.850%	3/15/30	290	273
	Sabra Health Care LP	3.200%	12/1/31	510	383
	SBA Communications Corp.	3.875%	2/15/27	50	46
	SBA Communications Corp.	3.125%	2/1/29	50	42
[7]	VICI Properties LP	4.625%	6/15/25	190	184
[9]	Westfield America Management Ltd.	2.125%	3/30/25	100	114
					6,065
Technology (1.9%)
	Apple Inc.	4.100%	8/8/62	440	339
	Block Inc.	3.500%	6/1/31	20	16
	Broadcom Inc.	3.150%	11/15/25	500	472
	Broadcom Inc.	3.459%	9/15/26	610	572
[7]	Broadcom Inc.	4.150%	4/15/32	285	247
[7]	Broadcom Inc.	3.419%	4/15/33	190	151
[7]	Broadcom Inc.	3.469%	4/15/34	180	141
[7]	Broadcom Inc.	3.137%	11/15/35	620	452
[7]	Broadcom Inc.	4.926%	5/15/37	350	302
[7]	Central Parent LLC	8.000%	6/15/29	60	60
[7]	Cloud Software Group Inc.	6.500%	3/31/29	40	35
[7]	Cloud Software Group Inc.	9.000%	9/30/29	75	65
	Dell International LLC	4.900%	10/1/26	160	156
	Dell International LLC	8.350%	7/15/46	106	123
[7]	Entegris Escrow Corp.	4.750%	4/15/29	395	355
[7]	Entegris Escrow Corp.	5.950%	6/15/30	300	277
[7]	Gartner Inc.	3.750%	10/1/30	10	8
	Global Payments Inc.	1.500%	11/15/24	170	161
	Global Payments Inc.	4.800%	4/1/26	540	524
[5,7]	GTCR W-2 Merger Sub LLC	7.500%	1/15/31	35	35
[7]	Imola Merger Corp.	4.750%	5/15/29	185	162
	Intel Corp.	2.450%	11/15/29	452	384
	Intel Corp.	5.125%	2/10/30	250	245
	Intel Corp.	4.100%	5/19/46	186	142
	Intel Corp.	4.900%	8/5/52	100	84
	Intel Corp.	5.900%	2/10/63	120	114
	KLA Corp.	5.000%	3/15/49	187	164
[7]	McAfee Corp.	7.375%	2/15/30	115	96
	Oracle Corp.	5.800%	11/10/25	260	261
	Oracle Corp.	3.250%	5/15/30	424	362
	Oracle Corp.	3.850%	7/15/36	250	197
	Oracle Corp.	4.000%	11/15/47	424	297
	PayPal Holdings Inc.	3.900%	6/1/27	80	76
	S&P Global Inc.	2.700%	3/1/29	480	420
[7]	Seagate HDD Cayman	8.250%	12/15/29	20	21
[7]	Seagate HDD Cayman	8.500%	7/15/31	35	36
	Verisk Analytics Inc.	5.500%	6/15/45	270	237
26

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	VMware Inc.	3.900%	8/21/27	187	174
	VMware Inc.	1.800%	8/15/28	360	299
[7]	Williams Scotsman Inc.	7.375%	10/1/31	20	20
	Workday Inc.	3.700%	4/1/29	230	209
					8,491
Utilities (5.2%)
	AEP Texas Inc.	5.400%	6/1/33	230	219
[3]	AEP Transmission Co. LLC	3.650%	4/1/50	200	141
	AEP Transmission Co. LLC	5.400%	3/15/53	130	121
	AES Corp.	5.450%	6/1/28	250	241
[3]	Alabama Power Co.	1.450%	9/15/30	730	558
	Ameren Illinois Co.	4.950%	6/1/33	270	255
	Ameren Illinois Co.	5.900%	12/1/52	220	220
	American Electric Power Co. Inc.	2.031%	3/15/24	150	147
	American Electric Power Co. Inc.	5.699%	8/15/25	920	915
[8]	Amprion GmbH	3.450%	9/22/27	100	103
	Berkshire Hathaway Energy Co.	1.650%	5/15/31	226	169
	Berkshire Hathaway Energy Co.	4.250%	10/15/50	339	250
[7]	Calpine Corp.	5.125%	3/15/28	150	134
[7]	Calpine Corp.	4.625%	2/1/29	30	25
	CenterPoint Energy Houston Electric LLC	5.200%	10/1/28	180	179
[3]	CenterPoint Energy Houston Electric LLC	4.450%	10/1/32	300	275
	CenterPoint Energy Houston Electric LLC	4.950%	4/1/33	60	57
	CenterPoint Energy Houston Electric LLC	5.300%	4/1/53	70	65
	CenterPoint Energy Inc.	5.250%	8/10/26	1,500	1,479
	CenterPoint Energy Inc.	3.700%	9/1/49	200	134
[7,11]	Chile Electricity Lux MPC Sarl	6.010%	1/20/33	418	416
[7]	Clearway Energy Operating LLC	4.750%	3/15/28	100	90
	Commonwealth Edison Co.	4.900%	2/1/33	165	157
	Commonwealth Edison Co.	5.300%	2/1/53	210	193
[3]	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	110	101
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	280	263
	Constellation Energy Generation LLC	6.250%	10/1/39	170	165
	Constellation Energy Generation LLC	6.500%	10/1/53	290	291
	Consumers Energy Co.	4.200%	9/1/52	120	93
[3]	Dominion Energy Inc.	3.375%	4/1/30	75	65
	Dominion Energy South Carolina Inc.	5.450%	2/1/41	70	65
	Dominion Energy South Carolina Inc.	4.600%	6/15/43	240	200
	DTE Electric Co.	4.300%	7/1/44	226	181
	DTE Energy Co.	2.950%	3/1/30	200	167
	Duke Energy Carolinas LLC	4.950%	1/15/33	270	257
	Duke Energy Carolinas LLC	5.350%	1/15/53	150	137
	Duke Energy Corp.	3.300%	6/15/41	226	155
	Duke Energy Indiana LLC	5.400%	4/1/53	320	293
	Duke Energy Ohio Inc.	5.650%	4/1/53	160	151
	Duke Energy Progress LLC	4.100%	5/15/42	200	155
[7]	EDP Finance BV	3.625%	7/15/24	590	578
[7]	Enel Finance America LLC	2.875%	7/12/41	300	179
[3,8]	Enel Finance International NV	0.000%	6/17/27	400	363
	Eversource Energy	4.200%	6/27/24	572	565
	Eversource Energy	5.450%	3/1/28	180	178
	Exelon Corp.	5.150%	3/15/28	360	353
	Exelon Corp.	3.350%	3/15/32	200	166
	Exelon Corp.	4.450%	4/15/46	140	109
	Exelon Corp.	4.100%	3/15/52	100	72
27

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	FirstEnergy Corp.	2.650%	3/1/30	120	97
[3]	FirstEnergy Corp.	2.250%	9/1/30	70	54
[7]	FirstEnergy Transmission LLC	2.866%	9/15/28	450	390
[7]	FirstEnergy Transmission LLC	4.550%	4/1/49	180	140
	Georgia Power Co.	4.700%	5/15/32	120	111
	Georgia Power Co.	4.950%	5/17/33	850	798
	Georgia Power Co.	4.300%	3/15/42	170	136
[7]	ITC Holdings Corp.	4.950%	9/22/27	950	924
[7]	ITC Holdings Corp.	5.400%	6/1/33	290	275
	MidAmerican Energy Co.	5.850%	9/15/54	230	227
[3,8]	National Grid Electricity Distribution East Midlands plc	3.530%	9/20/28	200	203
	National Grid plc	5.602%	6/12/28	350	346
	National Grid plc	5.809%	6/12/33	580	563
	Nevada Power Co.	6.000%	3/15/54	170	166
	NextEra Energy Capital Holdings Inc.	5.749%	9/1/25	820	818
[7]	NextEra Energy Operating Partners LP	4.500%	9/15/27	57	52
	NiSource Inc.	5.250%	3/30/28	180	176
	NiSource Inc.	5.400%	6/30/33	100	95
	Pacific Gas & Electric Co.	3.150%	1/1/26	225	209
	Pacific Gas & Electric Co.	2.500%	2/1/31	57	43
	Pacific Gas & Electric Co.	6.150%	1/15/33	220	209
	Pacific Gas & Electric Co.	4.500%	7/1/40	79	59
	Pacific Gas & Electric Co.	3.300%	8/1/40	80	51
	Pacific Gas & Electric Co.	3.500%	8/1/50	57	34
	PacifiCorp	5.350%	12/1/53	160	133
	PECO Energy Co.	3.700%	9/15/47	500	361
[7]	Pennsylvania Electric Co.	5.150%	3/30/26	110	108
	PPL Electric Utilities Corp.	5.250%	5/15/53	450	410
	Public Service Co. of New Hampshire	5.150%	1/15/53	210	189
	Public Service Co. of Oklahoma	5.250%	1/15/33	100	95
[7]	Rayburn Country Securitization LLC	2.307%	12/1/30	189	168
	Sempra	3.700%	4/1/29	300	270
	Southern California Edison Co.	5.300%	3/1/28	180	178
	Southern California Edison Co.	5.650%	10/1/28	340	340
	Southern California Edison Co.	3.450%	2/1/52	150	95
	Southern Co.	4.475%	8/1/24	750	740
	Southern Co.	5.150%	10/6/25	240	238
	Southern Co.	5.700%	10/15/32	190	186
	Tampa Electric Co.	3.875%	7/12/24	100	98
	TransAlta Corp.	7.750%	11/15/29	125	127
	Union Electric Co.	5.450%	3/15/53	450	415
[3]	Virginia Electric & Power Co.	3.800%	9/15/47	200	142
	Virginia Electric & Power Co.	5.450%	4/1/53	170	155
[7]	Vistra Operations Co. LLC	5.000%	7/31/27	130	120
[7]	Vistra Operations Co. LLC	7.750%	10/15/31	25	25
	WEC Energy Group Inc.	5.000%	9/27/25	270	266
	WEC Energy Group Inc.	4.750%	1/9/26	690	676
	WEC Energy Group Inc.	4.750%	1/15/28	520	502
					24,058
Total Corporate Bonds (Cost $214,456)					197,440
Floating Rate Loan Interests (1.6%)
[12]	AAdvantage Loyalty IP Ltd. Initial Term Loan, TSFR3M + 4.750%	10.338%	4/20/28	1,967	2,024
28

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[12]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	10.674%	2/1/27	155	125
[12]	Belron Finance US LLC Dollar Fourth Incremental Term Loan, TSFR3M + 2.750%	8.160%	4/18/29	15	15
[12]	Berry Global Inc. Term Loan Z, 3M USD LIBOR + 1.750%	7.293%	7/1/26	898	898
[12]	Central Parent Inc. First Lien Initial Term Loan, TSFR3M + 4.250%	9.640%	7/6/29	154	154
[12]	Chemours Co. Tranche B-3 Term Loan, TSFR1M + 3.500%	8.816%	8/18/28	131	130
[12]	Clarios Global LP First Lien Term Loan, TSFR1M + 3.750%	9.066%	5/6/30	95	95
[12]	Clean Harbors Inc. Incremental Term Loan, TSFR1M + 2.000%	7.446%	10/8/28	982	985
[12]	Cloud Software Group Inc. First Lien Dollar Term Loan B, TSFR3M + 4.500%	9.990%	3/30/29	90	86
[12]	DaVita Inc. Tranche B-1 Term Loan, TSFR1M + 1.750%	7.181%	8/12/26	126	125
[12]	Directv Financing LLC Term Loan, TSFR1M + 5.000%	10.431%	8/2/27	69	68
[12]	First Student Bidco Inc. Incremental Term Loan B, TSFR3M + 4.000%	9.342%	7/21/28	107	106
[12]	First Student Bidco Inc. Incremental Term Loan C, TSFR3M + 4.000%	9.342%	7/21/28	8	8
[12]	First Student Bidco Inc. Initial Term Loan B, TSFR3M + 3.000%	8.501%	7/21/28	85	82
[12]	First Student Bidco Inc. Initial Term Loan C, TSFR3M + 3.000%	8.501%	7/21/28	30	29
[12]	GTCR W Merger Sub LLC Term Loan B, TSFR1M + 3.000%	8.341%	9/20/30	10	10
[12]	HUB International Ltd. Term Loan, TSFR3M + 4.250%	9.584%	6/20/30	30	30
[12]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 3.750%	9.180%	3/1/29	109	106
[12]	Medline Borrower LP Initial Dollar Term Loan, TSFR1M + 3.250%	8.681%	10/23/28	399	398
[12]	Mileage Plus Holdings LLC Initial Term Loan, TSFR3M + 5.250%	10.798%	6/21/27	55	57
[12]	NCR Atleos LLC Term Loan B, TSFR1M + 4.750%	10.166%	3/27/29	55	53
[12]	SBA Senior Finance II LLC Initial Term Loan, 1M USD LIBOR + 1.750%	7.170%	4/11/25	55	55
[12]	SkyMiles IP Ltd. Initial Term Loan, TSFR3M + 3.750%	9.076%	10/20/27	1,196	1,239
[12]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	7.666%	3/22/29	73	73
[12]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	7.666%	3/22/29	109	109
[12]	Star Parent Inc. Term Loan B, TSFR1M + 4.000%	9.315%	9/19/30	25	24
[12]	Wyndham Hotels & Resorts Inc. Term Loan B, TSFR1M + 2.250%	7.666%	5/24/30	294	294
Total Floating Rate Loan Interests (Cost $7,391)					7,378
Sovereign Bonds (10.4%)
[3]	Arab Republic of Egypt	8.700%	3/1/49	350	187
[3]	Arab Republic of Egypt	8.875%	5/29/50	200	109
[3]	Argentine Republic	3.625%	7/9/35	1,000	247
29

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Argentine Republic	4.250%	1/9/38	1,000	293
[3]	Bermuda	3.717%	1/25/27	200	187
[3]	Bermuda	5.000%	7/15/32	735	685
[3,7]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	1,400	1,355
[3]	Dominican Republic	5.950%	1/25/27	1,200	1,161
[3]	Dominican Republic	6.000%	7/19/28	500	475
	Ecopetrol SA	8.625%	1/19/29	1,182	1,188
[3]	Empresa Nacional del Petroleo	3.750%	8/5/26	430	400
[3]	Eskom Holdings SOC Ltd.	7.125%	2/11/25	400	391
[3,8]	European Union	0.300%	11/4/50	2,695	1,217
[3,8]	European Union	2.500%	10/4/52	1,203	963
[3]	Federal Republic of Nigeria	6.500%	11/28/27	670	560
[3]	Finance Department Government of Sharjah	6.500%	11/23/32	600	597
[3]	Gabonese Republic	6.950%	6/16/25	200	179
[7,8]	Hellenic Republic	4.375%	7/18/38	954	974
[13]	Japan Bank for International Cooperation	4.250%	4/27/26	2,312	2,254
[3]	Kingdom of Morocco	2.375%	12/15/27	400	344
[7,8]	Kingdom of Spain	3.550%	10/31/33	1,678	1,712
[3]	OCP SA	3.750%	6/23/31	640	506
[3]	Oman Government Bond	4.750%	6/15/26	1,500	1,456
[3]	Paraguay Government Bond	4.950%	4/28/31	840	777
[3,8]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	2.875%	10/25/25	800	813
[3]	Petroleos del Peru SA	5.625%	6/19/47	627	379
	Petroleos Mexicanos	4.500%	1/23/26	110	98
	Petroleos Mexicanos	6.490%	1/23/27	3,460	3,049
	Petroleos Mexicanos	6.500%	6/2/41	391	233
	Petroleos Mexicanos	6.750%	9/21/47	690	407
	Petroleos Mexicanos	6.950%	1/28/60	784	463
	Province of Manitoba	4.300%	7/27/33	1,600	1,507
[3]	Republic of Angola	8.750%	4/14/32	700	563
[3]	Republic of Ecuador	3.500%	7/31/35	1,258	472
[3]	Republic of Ecuador	2.500%	7/31/40	255	84
[3]	Republic of El Salvador	7.650%	6/15/35	180	128
[3,14]	Republic of Ghana	8.950%	3/26/51	200	86
[3]	Republic of Guatemala	4.500%	5/3/26	656	623
[3]	Republic of Guatemala	4.875%	2/13/28	200	186
[3]	Republic of Guatemala	5.250%	8/10/29	400	369
[3,5,7]	Republic of Guatemala	7.050%	10/4/32	400	402
[3]	Republic of Honduras	7.500%	3/15/24	133	133
[3]	Republic of Honduras	6.250%	1/19/27	700	660
	Republic of Hungary	5.375%	3/25/24	150	150
[3,5]	Republic of Panama	6.875%	1/31/36	970	971
[3]	Republic of Panama	3.870%	7/23/60	260	150
[3]	Republic of Paraguay	5.000%	4/15/26	1,394	1,359
	Republic of Peru	7.350%	7/21/25	2,832	2,910
[3]	Republic of Poland	5.750%	11/16/32	962	963
[3]	Republic of Romania	5.250%	11/25/27	600	584
[3,8]	Republic of Romania	2.125%	3/7/28	633	580
[8]	Republic of Romania	6.625%	9/27/29	1,440	1,562
[3]	Republic of Senegal	6.250%	5/23/33	235	189
[3,15]	Republic of South Africa	8.500%	1/31/37	31,000	1,196
[3]	Republic of Uzbekistan International Bond	4.750%	2/20/24	550	543
[3]	Republic of Vietnam	4.800%	11/19/24	1,014	996
[3]	Saudi Arabian Oil Co.	2.875%	4/16/24	1,000	983
[3]	Saudi Arabian Oil Co.	3.500%	4/16/29	450	406
30

Core-Plus Bond Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3,8]	Serbia International Bond	3.125%	5/15/27	1,200	1,145
[3,8]	Societe Du Grand Paris EPIC	0.700%	10/15/60	700	247
[3,16]	Southern Gas Corridor CJSC	6.875%	3/24/26	500	498
	State of Israel	4.500%	1/17/33	605	563
[3,14]	Ukraine Government Bond	7.750%	9/1/26	1,100	326
[3,14]	Ukraine Government Bond	6.876%	5/21/31	1,050	279
[3,17]	United Mexican States	7.500%	5/26/33	19,180	940
[3,17]	United Mexican States	7.750%	11/23/34	17,690	865
[3,7]	Uzbekneftegaz JSC	4.750%	11/16/28	600	483
Total Sovereign Bonds (Cost $51,455)					47,760
31

Core-Plus Bond Fund
		Coupon	Shares	Market Value• ($000)
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[18]	Vanguard Market Liquidity Fund (Cost $2,526)	5.391%	25,261	2,526
Total Investments (102.8%) (Cost $509,489)				472,472
Other Assets and Liabilities—Net (-2.8%)				(13,025)
Net Assets (100%)				459,447
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Securities with a value of $441,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $971,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2023.
6	Securities with a value of $808,000 have been segregated as initial margin for open futures contracts.
7	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $58,563,000, representing 12.7% of net assets.
8	Face amount denominated in euro.
9	Face amount denominated in British pounds.
10	Face amount denominated in Swiss francs.
11	Guaranteed by the Government of Luxembourg.
12	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
13	Guaranteed by the Government of Japan.
14	Non-income-producing security—security in default.
15	Face amount denominated in South African rand.
16	Guaranteed by the Republic of Azerbaijan.
17	Face amount denominated in Mexican pesos.
18	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
DAC—Designated Activity Company.
LIBOR—London Interbank Offered Rate.
REIT—Real Estate Investment Trust.
REMICS—Real Estate Mortgage Investment Conduits.
TSFR1M—CME Term Secured Overnight Financing Rate 1-Month.
TSFR3M—CME Term Secured Overnight Financing Rate 3-Month.
UMBS—Uniform Mortgage-Backed Securities.
USD—U.S. dollar.
32

Core-Plus Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	152	30,812	19
5-Year U.S. Treasury Note	December 2023	16	1,686	—
10-Year U.S. Treasury Note	December 2023	103	11,130	1
				20

Short Futures Contracts
10-Year Japanese Government Bond	December 2023	(7)	(6,790)	55
AUD 10-Year Treasury Bond	December 2023	(20)	(1,440)	37
Euro-Bobl	December 2023	(37)	(4,528)	63
Euro-Bund	December 2023	(17)	(2,312)	67
Euro-Buxl	December 2023	(21)	(2,717)	235
Euro-OAT	December 2023	(10)	(1,303)	42
Euro-Schatz	December 2023	(5)	(555)	3
Long U.S. Treasury Bond	December 2023	(17)	(1,934)	3
Mini 10-Year Japanese Government Bond	December 2023	(16)	(1,552)	12
Ultra 10-Year U.S. Treasury Note	December 2023	(4)	(446)	1
Ultra Long U.S. Treasury Bond	December 2023	(10)	(1,187)	13
				531
				551

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
UBS AG	10/20/23	EUR	207	USD	220	—	—
JPMorgan Chase Bank, N.A.	10/20/23	EUR	127	USD	134	—	—
State Street Bank & Trust Co.	10/20/23	EUR	79	USD	84	—	(1)
State Street Bank & Trust Co.	10/20/23	EUR	25	USD	27	—	—
JPMorgan Chase Bank, N.A.	12/20/23	JPY	10,870	USD	75	—	(1)
State Street Bank & Trust Co.	12/20/23	JPY	1,922	USD	13	—	—
UBS AG	12/20/23	NZD	1,150	USD	680	10	—
State Street Bank & Trust Co.	12/20/23	USD	15	AUD	23	—	—
33

Core-Plus Bond Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Barclays Bank plc	12/20/23	USD	372	CHF	330	8	—
State Street Bank & Trust Co.	10/20/23	USD	14,436	EUR	13,531	120	—
State Street Bank & Trust Co.	10/20/23	USD	74	EUR	70	—	(1)
JPMorgan Chase Bank, N.A.	10/20/23	USD	52	EUR	48	—	—
UBS AG	10/20/23	USD	17	EUR	16	—	—
Barclays Bank plc	10/20/23	USD	14	EUR	13	—	—
JPMorgan Chase Bank, N.A.	12/20/23	USD	2,121	GBP	1,710	33	—
State Street Bank & Trust Co.	12/20/23	USD	14	GBP	11	—	—
State Street Bank & Trust Co.	12/20/23	USD	1,618	MXN	28,170	24	—
State Street Bank & Trust Co.	12/20/23	USD	757	NZD	1,275	—	(7)
State Street Bank & Trust Co.	12/20/23	USD	1,264	ZAR	24,263	—	(8)
						195	(18)
AUD—Australian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
MXN—Mexican peso.
NZD—New Zealand dollar.
USD—U.S. dollar.
ZAR—South African rand.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount (000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
Credit Protection Purchased
CDX-NA-IG-S41-V1	12/20/28	USD	44,950	(1.000)	(563)	1
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

34

Core-Plus Bond Fund
Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	230	1.000	—	—	—	—
Republic of South Africa/Ba2	12/20/28	BANA	375	1.000	(29)	(27)	—	(2)
					(29)	(27)	—	(2)
Credit Protection Purchased
Petroleos Mexicanos	12/20/26	BARC	2,000	(1.000)	255	134	121	—
					226	107	121	(2)
1 Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At September 30, 2023, the counterparties had deposited in segregated accounts securities with a value of $276,000 in connection with open forward currency contracts and over-the-counter swap contracts.
35

Core-Plus Bond Fund
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount (000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
8/12/25	8/12/24[1]	13,100[2]	0.000[3]	(4.074)[4]	69	69
8/15/25	8/15/24[1]	22,300[5]	5.145[6]	(0.000)[7]	(57)	(57)
9/17/25	N/A	18,079,450[8]	3.205[9]	(3.800)[10]	(170)	(170)
3/15/26	N/A	500[11]	5.190[12]	(3.750)[13]	21	18
3/15/28	N/A	600[11]	5.190[12]	(3.500)[13]	39	33
9/20/28	N/A	7,513,819[8]	3.800[10]	(3.045)[9]	193	193
					95	86
1 Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Notional amount denominated in U.S. dollar.
3 Based on Secured Overnight Financing Rate (SOFR) as of the most recent reset date. Interest payment received/paid at maturity.
4 Interest payment received/paid at maturity.
5 Notional amount denominated in New Zealand dollar.
6 Interest payment received/paid semi-annually.
7 Based on 3-month New Zealand Bank Bill Rate as of the most recent reset date. Interest payment received/paid quarterly.
8 Notional amount denominated in Korean won.
9 Interest payment received/paid quarterly.
10 Based on South Korean Won 3 Month Certificate of Deposit as of the most recent reset date. Interest payment received/paid quarterly.
11 Notional amount denominated in British pound.
12 Based on 1-Day Sterling Overnight Index Average Rate (SONIA) as of the most recent reset date. Interest payment received/paid annually.
13 Interest payment received/paid annually.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Core-Plus Bond Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $506,963)	469,946
Affiliated Issuers (Cost $2,526)	2,526
Total Investments in Securities	472,472
Investment in Vanguard	16
Cash	202
Foreign Currency, at Value (Cost $386)	386
Receivables for Investment Securities Sold	82,610
Receivables for Accrued Income	4,399
Receivables for Capital Shares Issued	957
Swap Premiums Paid	134
Unrealized Appreciation—Forward Currency Contracts	195
Unrealized Appreciation—Over-the-Counter Swap Contracts	121
Total Assets	561,492
Liabilities
Payables for Investment Securities Purchased	99,847
Payables for Capital Shares Redeemed	1,679
Payables for Distributions	349
Payables to Vanguard	41
Swap Premiums Received	27
Variation Margin Payable—Futures Contracts	81
Variation Margin Payable—Centrally Cleared Swap Contracts	1
Unrealized Depreciation—Forward Currency Contracts	18
Unrealized Depreciation—Over-the-Counter Swap Contracts	2
Total Liabilities	102,045
Net Assets	459,447
37

Core-Plus Bond Fund
Statement of Assets and Liabilities (continued)
At September 30, 2023, net assets consisted of:
($000s, except shares, footnotes, and per-share amounts)	Amount
Paid-in Capital	546,237
Total Distributable Earnings (Loss)	(86,790)
Net Assets	459,447

Investor Shares—Net Assets
Applicable to 5,273,633 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	43,137
Net Asset Value Per Share—Investor Shares	$8.18

Admiral Shares—Net Assets
Applicable to 25,448,439 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	416,310
Net Asset Value Per Share—Admiral Shares	$16.36
See accompanying Notes, which are an integral part of the Financial Statements.
38

Core-Plus Bond Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Interest[1]	22,314
Total Income	22,314
Expenses
The Vanguard Group—Note B
Investment Advisory Services	48
Management and Administrative—Investor Shares	99
Management and Administrative—Admiral Shares	723
Marketing and Distribution—Investor Shares	3
Marketing and Distribution—Admiral Shares	25
Custodian Fees	51
Auditing Fees	44
Shareholders’ Reports—Investor Shares	5
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	—
Other Expenses	21
Total Expenses	1,027
Expenses Paid Indirectly	(10)
Net Expenses	1,017
Net Investment Income	21,297
Realized Net Gain (Loss)
Investment Securities Sold[1]	(15,359)
Futures Contracts	(4,367)
Options Purchased	(65)
Options Written	34
Swap Contracts	(3)
Forward Currency Contracts	(1,207)
Foreign Currencies	162
Realized Net Gain (Loss)	(20,805)
39

Core-Plus Bond Fund
Statement of Operations (continued)
Year Ended September 30, 2023
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	6,918
Futures Contracts	3,858
Options Purchased	(6)
Options Written	22
Swap Contracts	(183)
Forward Currency Contracts	(49)
Foreign Currencies	—
Change in Unrealized Appreciation (Depreciation)	10,560
Net Increase (Decrease) in Net Assets Resulting from Operations	11,052
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $323,000, $5,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
40

Core-Plus Bond Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,297	10,014
Realized Net Gain (Loss)	(20,805)	(30,329)
Change in Unrealized Appreciation (Depreciation)	10,560	(46,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,052	(66,965)
Distributions
Investor Shares	(1,711)	(943)
Admiral Shares	(19,298)	(8,925)
Total Distributions	(21,009)	(9,868)
Capital Share Transactions
Investor Shares	6,667	45,286
Admiral Shares	20,542	473,742
Net Increase (Decrease) from Capital Share Transactions	27,209	519,028
Total Increase (Decrease)	17,252	442,195
Net Assets
Beginning of Period	442,195	—
End of Period	459,447	442,195
1	Commencement of subscription period for the fund.
See accompanying Notes, which are an integral part of the Financial Statements.
41

Core-Plus Bond Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022

Net Asset Value, Beginning of Period	$8.35	$10.00
Investment Operations
Net Investment Income[2]	.365	.213
Net Realized and Unrealized Gain (Loss) on Investments	(.176)	(1.655)
Total from Investment Operations	.189	(1.442)
Distributions
Dividends from Net Investment Income	(.359)	(.208)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.359)	(.208)
Net Asset Value, End of Period	$8.18	$8.35
Total Return[3]	2.19%	-14.57%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43	$38
Ratio of Total Expenses to Average Net Assets[4]	0.30%	0.30%[5]
Ratio of Net Investment Income to Average Net Assets	4.29%	2.46%[5]
Portfolio Turnover Rate[6]	488%	542%
1	Subscription period for the fund was October 12, 2021, to October 22, 2021, during which time all assets were held in cash. Performance measurement began October 25, 2021, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.30%.
5	Annualized.
6	Includes 235% and 150%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
42

Core-Plus Bond Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2023	October 12, 2021[1] to September 30, 2022

Net Asset Value, Beginning of Period	$16.70	$20.00
Investment Operations
Net Investment Income[2]	.745	.451
Net Realized and Unrealized Gain (Loss) on Investments	(.350)	(3.318)
Total from Investment Operations	.395	(2.867)
Distributions
Dividends from Net Investment Income	(.735)	(.433)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.735)	(.433)
Net Asset Value, End of Period	$16.36	$16.70
Total Return[3]	2.29%	-14.49%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$416	$405
Ratio of Total Expenses to Average Net Assets[4]	0.20%	0.20%[5]
Ratio of Net Investment Income to Average Net Assets	4.38%	2.61%[5]
Portfolio Turnover Rate[6]	488%	542%
1	Subscription period for the fund was October 12, 2021, to October 22, 2021, during which time all assets were held in cash. Performance measurement began October 25, 2021, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
5	Annualized.
6	Includes 235% and 150%, respectively, attributable to mortgage-dollar-roll activity.
See accompanying Notes, which are an integral part of the Financial Statements.
43

Core-Plus Bond Fund
Notes to Financial Statements
Vanguard Core-Plus Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
44

Core-Plus Bond Fund
4. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.
5. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
6. Swaptions: The fund invests in options on swaps, which are transacted over-the-counter (OTC) and not on an exchange. The fund enters into swaptions to adjust the fund's sensitivity to interest rates or to adjust its exposure to the underlying investments. The fund may purchase a swaption from a counterparty whereby the fund has the right to enter into a swap in which the fund will pay either a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, and receive a different floating rate, each applied to a notional amount. The fund may also sell a swaption to a counterparty whereby the fund grants the counterparty the right to enter into a swap in which the fund will pay a floating rate and receive a fixed rate, each applied to a notional amount. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than
45

Core-Plus Bond Fund
exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.
The primary risk associated with purchasing swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling swaptions is that interest rates or the value of the underlying investments move in such a way that the exercise price of the swaption exceeds the value of the underlying investment, the counterparty exercises the swaption, and the resulting interest rate swap results in a negative cash flow to the fund in an amount greater than the premium received. A risk associated with all types of swaptions is the possibility that a counterparty may default on its obligations under the swaption contract.
Swaptions are valued based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased swaption is recorded in the Statement of Assets and Liabilities as an asset and is subsequently adjusted daily based on the current market value of the swaption. The premium received for a written swaption is recorded in the Statement of Assets and Liabilities as an asset with an equal liability and is subsequently adjusted daily based on the current market value of the swaption. The notional amounts of option contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of swaptions are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
During the year ended September 30, 2023, the fund’s average value of investments in swaptions purchased and swaptions written represented less than 1% of net assets, based on the average market values at each quarter-end during the period. The fund had no open swaption contracts at September 30, 2023.
7. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
46

Core-Plus Bond Fund
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 14% and 6% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
8. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2023, the fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of the notional amounts at each quarter-end during the period.
9. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference
47

Core-Plus Bond Fund
issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation
48

Core-Plus Bond Fund
(depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
During the year ended September 30, 2023, the fund's average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 3% of net assets, based on the average of notional amounts at each quarter-end during the period.
10. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
11. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
12. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
49

Core-Plus Bond Fund
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
13. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $16,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $10,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
50

Core-Plus Bond Fund
The following table summarizes the market value of the fund's investments and derivatives as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	185,931	—	185,931
Asset-Backed/Commercial Mortgage-Backed Securities	—	31,437	—	31,437
Corporate Bonds	—	197,440	—	197,440
Floating Rate Loan Interests	—	7,378	—	7,378
Sovereign Bonds	—	47,760	—	47,760
Temporary Cash Investments	2,526	—	—	2,526
Total	2,526	469,946	—	472,472

Derivative Financial Instruments
Assets
Futures Contracts[1]	551	—	—	551
Forward Currency Contracts	—	195	—	195
Swap Contracts	314[1]	121	—	435
Total	865	316	—	1,181
Liabilities
Forward Currency Contracts	—	18	—	18
Swap Contracts	227[1]	2	—	229
Total	227	20	—	247
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
51

Core-Plus Bond Fund
E.  At September 30, 2023, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Swap Premiums Paid	—	—	134	134
Unrealized Appreciation—Futures Contracts[1]	551	—	—	551
Unrealized Appreciation—Centrally Cleared Swap Contracts[1]	313	—	1	314
Unrealized Appreciation—Forward Currency Contracts	—	195	—	195
Unrealized Appreciation—Over-the-Counter Swap Contracts	—	—	121	121
Total Assets	864	195	256	1,315

Swap Premiums Received	—	—	27	27
Unrealized Depreciation—Centrally Cleared Swap Contracts[1]	227	—	—	227
Unrealized Depreciation—Forward Currency Contracts	—	18	—	18
Unrealized Depreciation—Over-the-Counter Swap Contracts	—	—	2	2
Total Liabilities	227	18	29	274
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
52

Core-Plus Bond Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2023, were:
Realized Net Gain (Loss) on Derivatives	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Credit Contracts ($000)	Total ($000)
Futures Contracts	(4,367)	—	—	(4,367)
Options Purchased	—	—	(65)	(65)
Options Written	—	—	34	34
Swap Contracts	60	—	(63)	(3)
Forward Currency Contracts	—	(1,207)	—	(1,207)
Realized Net Gain (Loss) on Derivatives	(4,307)	(1,207)	(94)	(5,608)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,858	—	—	3,858
Options Purchased	—	—	(6)	(6)
Options Written	—	—	22	22
Swap Contracts	(154)	—	(29)	(183)
Forward Currency Contracts	—	(49)	—	(49)
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,704	(49)	(13)	3,642
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and swap agreements were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of gain or loss from foreign currency hedges; the timing of payables for distributions; and the treatment of amortization adjustments from certain fixed income securities. As of period
53

Core-Plus Bond Fund
end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	848
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(35,181)
Capital Loss Carryforwards	(52,107)
Qualified Late-Year Losses	—
Other Temporary Differences	(350)
Total	(86,790)
The tax character of distributions paid was as follows:
	Year Ended September 30, 2023	Period Ended September 30, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	21,009	9,868
Long-Term Capital Gains	—	—
Total	21,009	9,868
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	507,967
Gross Unrealized Appreciation	1,369
Gross Unrealized Depreciation	(36,550)
Net Unrealized Appreciation (Depreciation)	(35,181)
G.  During the year ended September 30, 2023, the fund purchased $324,083,000 of investment securities and sold $248,523,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,037,513,000 and $2,012,402,000, respectively.
54

Core-Plus Bond Fund
H.  Capital share transactions for each class of shares were:
	Year Ended September 30, 2023		October 12, 2021 [1] to September 30, 2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	20,715	2,434	75,023	7,611
Issued in Lieu of Cash Distributions	1,393	164	762	84
Redeemed	(15,441)	(1,815)	(30,499)	(3,204)
Net Increase (Decrease)—Investor Shares	6,667	783	45,286	4,491
Admiral Shares
Issued	213,938	12,595	669,147	34,655
Issued in Lieu of Cash Distributions	13,625	803	6,806	374
Redeemed	(207,021)	(12,180)	(202,211)	(10,799)
Net Increase (Decrease)—Admiral Shares	20,542	1,218	473,742	24,230
1	Commencement of subscription period for the fund.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
55

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Malvern Funds and Shareholders of Vanguard Core-Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Core-Plus Bond Fund (one of the funds constituting Vanguard Malvern Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023 and the statement of changes in net assets and the financial highlights for the year ended September 30, 2023 and for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year ended September 30, 2023, and the changes in its net assets and the financial highlights for the year ended September 30, 2023 and for the period October 12, 2021 (commencement of subscription period for the fund) through September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
56

Tax information (unaudited)
The fund hereby designates $2,586,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
The fund hereby designates 73.8%, or if subsequently determined to be different, the maximum percentage allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident alien shareholders.
57

"Bloomberg®" and Bloomberg U.S. Universal Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Core-Plus Bond Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Core-Plus Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the Core-Plus Bond Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Universal Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Core-Plus Bond Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Core-Plus Bond Fund into consideration in determining, composing or calculating the Bloomberg U.S. Universal Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Core-Plus Bond Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Core-Plus Bond Fund customers, in connection with the administration, marketing or trading of the Core-Plus Bond Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE CORE-PLUS BOND FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE CORE-PLUS BOND FUND OR BLOOMBERG U.S. UNIVERSAL BOND INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
58

This page intentionally left blank.

The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
QV0010 112023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2023: $305,000
Fiscal Year Ended September 30, 2022: $290,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2023: $9,326,156
Fiscal Year Ended September 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2023: $3,295,934
Fiscal Year Ended September 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2023: $1,678,928
Fiscal Year Ended September 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2023: $25,000
Fiscal Year Ended September 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2023: $1,703,928
Fiscal Year Ended September 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

VANGUARD MALVERN FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.